UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08932

Artisan Partners Funds, Inc.

(Exact name of registrant as specified in charter)

875 East Wisconsin Avenue, Suite 800

Milwaukee, Wisconsin 53202

(Address of principal executive offices) (Zip Code)

Sarah A. Johnson	Nathan Briggs
Artisan Partners Funds, Inc.	Simpson Thacher & Bartlett LLP
875 East Wisconsin Avenue, Suite 800	900 G Street, N.W.
Milwaukee, Wisconsin 53202	Washington, D.C. 20001

(Name and address of agents for service)

Registrant’s telephone number, including area code: (414) 390-6100

Date of fiscal year end: 9/30

Date of reporting period: 9/30/22

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.    Report to Shareholders.

ANNUAL REPORT

Artisan Partners Funds

2022

September 30, 2022

ARTISAN PARTNERS

ARTISAN PARTNERS FUNDS

Share Class
	Investor	Advisor	Institutional
Artisan Developing World Fund	ARTYX	APDYX	APHYX
Artisan Emerging Markets Debt Opportunities Fund	APFOX	APDOX	APHOX
Artisan Floating Rate Fund	ARTUX	APDUX	APHUX
Artisan Focus Fund	ARTTX	APDTX	APHTX
Artisan Global Discovery Fund	APFDX	APDDX	APHDX
Artisan Global Equity Fund	ARTHX	APDHX	APHHX
Artisan Global Opportunities Fund	ARTRX	APDRX	APHRX
Artisan Global Unconstrained Fund	APFPX	APDPX	APHPX
Artisan Global Value Fund	ARTGX	APDGX	APHGX
Artisan High Income Fund	ARTFX	APDFX	APHFX
Artisan International Fund	ARTIX	APDIX	APHIX
Artisan International Explorer Fund	N/A	ARDBX	ARHBX
Artisan International Small-Mid Fund	ARTJX	APDJX	APHJX
Artisan International Value Fund	ARTKX	APDKX	APHKX
Artisan Mid Cap Fund	ARTMX	APDMX	APHMX
Artisan Mid Cap Value Fund	ARTQX	APDQX	APHQX
Artisan Select Equity Fund	ARTNX	APDNX	APHNX
Artisan Small Cap Fund	ARTSX	APDSX	APHSX
Artisan Sustainable Emerging Markets Fund	ARTZX	APDEX	APHEX
Artisan Value Fund	ARTLX	APDLX	APHLX
Artisan Value Income Fund	APFWX	APDWX	APHWX

As currently permitted by regulations previously adopted by the Securities and Exchange Commission (the “SEC”), paper copies of the Funds’ annual and semi-annual shareholder reports are not currently being sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available online at https://connect.rightprospectus.com/Artisan, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you invest directly with a Fund, by calling 800.344.1770 or by enrolling on the Funds’ website at www.artisanpartners.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800.344.1770 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

TABLE OF CONTENTS

MANAGEMENT’S DISCUSSIONS ON FUND PERFORMANCE
2	Artisan Developing World Fund
3	Artisan Emerging Markets Debt Opportunities Fund
4	Artisan Floating Rate Fund
5	Artisan Focus Fund
7	Artisan Global Discovery Fund
8	Artisan Global Equity Fund
10	Artisan Global Opportunities Fund
11	Artisan Global Unconstrained Fund
12	Artisan Global Value Fund
13	Artisan High Income Fund
14	Artisan International Fund
16	Artisan International Explorer Fund
17	Artisan International Small-Mid Fund
18	Artisan International Value Fund
19	Artisan Mid Cap Fund
20	Artisan Mid Cap Value Fund
21	Artisan Select Equity Fund
22	Artisan Small Cap Fund
23	Artisan Sustainable Emerging Markets Fund
25	Artisan Value Fund
27	Artisan Value Income Fund

SCHEDULES OF INVESTMENTS
30	Artisan Developing World Fund
31	Artisan Emerging Markets Dept Opportunities Fund
35	Artisan Floating Rate Fund
38	Artisan Focus Fund
40	Artisan Global Discovery Fund
42	Artisan Global Equity Fund
44	Artisan Global Opportunities Fund
46	Artisan Global Unconstrained Fund
51	Artisan Global Value Fund
53	Artisan High Income Fund
58	Artisan International Fund
60	Artisan International Explorer Fund
62	Artisan International Small-Mid Fund
64	Artisan International Value Fund
66	Artisan Mid Cap Fund
68	Artisan Mid Cap Value Fund
70	Artisan Select Equity Fund
72	Artisan Small Cap Fund
74	Artisan Sustainable Emerging Markets Fund
76	Artisan Value Fund
78	Artisan Value Income Fund

81	STATEMENTS OF ASSETS AND LIABILITIES

87	STATEMENTS OF OPERATIONS

93	STATEMENTS OF CHANGES IN NET ASSETS

104	FINANCIAL HIGHLIGHTS

119	NOTES TO FINANCIAL STATEMENTS

154	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

157	SHAREHOLDER EXPENSE EXAMPLE

162	FACTORS CONSIDERED IN RENEWING THE FUNDS’, EXCEPT INTERNATIONAL EXPLORER FUND, ADVISORY AGREEMENT

166	FACTORS CONSIDERED IN APPROVING INTERNATIONAL EXPLORER FUND’S ADVISORY AGREEMENT

168	NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

171	PROXY VOTING POLICIES AND PROCEDURES

171	INFORMATION ABOUT PORTFOLIO SECURITIES

172	DIRECTORS AND OFFICERS

ARTISAN PARTNERS FUNDS

P.O. BOX 219322

KANSAS CITY, MO 64121-9322

This report and the audited financial statements contained herein are provided for the general information of the shareholders of Artisan Partners Funds. Before investing, investors should consider carefully each Fund’s investment objective, risks and charges and expenses. For a prospectus or summary prospectus, which contain that information and more information about each Fund, please call 800.344.1770 or visit our website at www.artisanpartners.com. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio managers, as of 30 September 2022. That information and those views may change, and the Funds disclaim any obligation to advise shareholders of any such changes.

Artisan Partners Funds offered through Artisan Partners Distributors LLC, member FINRA.

ARTISAN DEVELOPING WORLD FUND

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (6/29/2015 to 9/30/2022)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2022)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan Developing World Fund – Investor Shares (6/29/2015)	-48.39%	0.84%	2.12%	5.08%
Artisan Developing World Fund – Advisor Shares (6/29/2015)	-48.32	0.99	2.28	5.26
Artisan Developing World Fund – Institutional Shares (6/29/2015)	-48.27	1.09	2.38	5.36
MSCI Emerging Markets Index	-28.11	-2.07	-1.81	1.15	*

*	As of Investor, Advisor and Institutional Shares inception date.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, visit www.artisanpartners.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See Notes on Management’s Discussion of Fund Performance and Portfolio Holdings’ Classification for a description of the index.

INVESTING ENVIRONMENT

During the one-year period ended September 30, 2022, emerging markets struggled, even more so than their US and European counterparts. Country-level returns were mixed during the period. Indonesia was the top contributor in the MSCI Emerging Markets Index, while China was the main detractor, partially due to continued COVID-19 restrictions in China. It was a volatile period for global markets, which were plagued by inflation, global growth concerns and tighter financial conditions. These challenges, combined with the COVID-19 pandemic and the war in Ukraine, have fostered uncertainty in the marketplace.

SECTOR DIVERSIFICATION

Sector	9/30/2022	9/30/2021
Communication Services	16.3%	22.4%
Consumer Discretionary	25.4	26.0
Consumer Staples	5.4	5.3
Financials	5.0	3.1
Health Care	12.3	14.5
Industrials	–	2.1
Information Technology	32.1	25.6
Real Estate	2.0	–
Other assets less liabilities	1.5	1.0
	100.0%	100.0%

PERFORMANCE DISCUSSION

Top contributors within the portfolio during the period included: Chinese operator of an integrated online and offline platform for housing transactions and services KE Holdings, US-based software provider Snowflake, Chinese online direct sales company JD.com, Brazilian financial services and technology company NU Holdings and Brazilian financial technology solutions provider StoneCo. Bottom contributors during the period included: Singaporean provider of information technology services Sea, US-based technology and social media services provider Snap, US provider of software solutions Unity Software, US-based technology company NVIDIA and Chinese online entertainment company Bilibili.

REGION ALLOCATION

Region	9/30/2022	9/30/2021
Developed Markets	62.2%	51.8%
Emerging Asia	27.5	40.0
Latin America	8.8	6.1
Europe, Middle East and Africa	–	1.1

FUND CHANGES

During the period, we identified the following new investment opportunities for the portfolio: US-based software provider Snowflake, US-based manufacturer of orthodontia products Align Technology, Chinese operator of an integrated online and offline platform for housing transactions and services KE Holdings, Brazilian financial services and technology company NU Holdings and US-based financial transaction processing service provider Mastercard. We funded these purchases in part through exiting our positions in Farfetch, Aier Eye Hospital, Alibaba, Uber and StoneCo.

As of March 3, 2022 through period end, Russian securities within the portfolio had been valued at zero due to sanctions related to the war in Ukraine.

2	Artisan Partners Funds

ARTISAN EMERGING MARKETS DEBT OPPORTUNITIES FUND

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (4/7/2022 to 9/30/2022)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2022)

Fund / Index	Since Inception†
Artisan Emerging Markets Debt Opportunities Fund – Investor Shares (4/7/2022)	-1.72%
Artisan Emerging Markets Debt Opportunities Fund – Advisor Shares (4/7/2022)	-1.78
Artisan Emerging Markets Debt Opportunities Fund – Institutional Shares (4/7/2022)	-1.65
JP Morgan EMB Hard Currency/Local Currency 50/50	-11.38	*

†	For the period of commencement of operations 4/7/2022 through 9/30/2022; not annualized.
*	As of Investor, Advisor and Institutional Shares inception date.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, visit www.artisanpartners.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. Unlike the Index, the Fund may hold loans and other security types. At times, this can cause material differences in relative performance. The Fund’s performance reflects Artisan Partners Limited Partnership’s (the “Adviser” or “Artisan Partners”) contractual agreement to limit the Fund’s expenses, which has had a material impact on performance and performance would have been lower in its absence. See Notes on Management’s Discussion of Fund Performance and Portfolio Holdings’ Classification for a description of the index.

INVESTING ENVIRONMENT

Risk assets continued to face headwinds since the launch of the fund in April 2022. High inflation, tighter financial conditions and concerns over slower global economic growth all weighed on financial markets, including emerging markets debt, which declined for the reporting period. Many central banks around the world continue to tighten monetary policy as a means of curbing inflation. The U.S. Federal Reserve raised interest rates by 75 basis points for the third consecutive time in September, bringing the Fed funds rate to a range of 3% to 3.25% and to the highest level since before the 2008 financial crisis. Recent Fed action is taking place against the backdrop of tightening monetary policy by other central banks in developed and emerging markets, including the ECB, which raised rates again in September to 0.75%. Several EM central banks were particularly hawkish during the inception to date period, including Hungary, Poland, Czech Republic, Colombia, Chile, Peru and the Philippines.

PERFORMANCE DISCUSSION

Top contributors within the portfolio during the period included exposures to: Uzbek sovereign credit and currency, Zambian local interest rates and currency, and Dominican sovereign credit and currency. Bottom contributors within the portfolio during the period included exposures to: Colombian local interest rates and corporate credit, Hungarian currency and Egyptian sovereign credit.

PORTFOLIO COMPOSITION

Type	9/30/2022
Sovereign Government Bonds	71.2%
Corporate Bonds	10.4
Other assets less liabilities	18.4
100.0%

FUND CHANGES

During the period, relative to weightings within the J.P. Morgan EMB Hard Currency/Local Currency 50/50 Index, we increased our investments in: Romania, Mexico, Dominican Republic, and Serbia. We funded these allocations in part though decreasing our investments in: South Africa, Czech Republic, Indonesia, Turkey and Malaysia.

Artisan Partners Funds	3

ARTISAN FLOATING RATE FUND

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/1/2021 to 9/30/2022)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2022)

Fund / Index	Since Inception†
Artisan Floating Rate Fund – Investor Shares (12/1/2021)	-4.17%
Artisan Floating Rate Fund – Advisor Shares (12/1/2021)	-4.09
Artisan Floating Rate Fund – Institutional Shares (12/1/2021)	-4.07
Credit Suisse Leveraged Loan Total Return Index	-2.73	*

†	For the period of commencement of operations 12/1/2021 through 9/30/2022; not annualized.
*	As of Investor, Advisor and Institutional Shares inception date.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, visit www.artisanpartners.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. Unlike the Index, the Fund may hold loans and other security types. At times, this can cause material differences in relative performance. The Fund’s performance reflects Artisan Partners’ contractual agreement to limit the Fund’s expenses, which has had a material impact on performance and performance would have been lower in its absence. See Notes on Management’s Discussion of Fund Performance and Portfolio Holdings’ Classification for a description of the index.

INVESTING ENVIRONMENT

Non-investment grade credit markets declined during the period between the Fund’s inception on December 1, 2021 and September 30, 2022. The macro backdrop of tightening financial conditions, sequentially slowing growth and 40-year highs in inflation led to widespread volatility across interest rates and risk assets. With expectations for a slowing global economy, investors pushed yields and credit spreads to their highest levels since 2020. As a result, higher-rated credits held up best throughout the volatility as growth concerns and higher borrowing costs had a disproportionate impact on more levered credits.

PERFORMANCE DISCUSSION

Top contributors within the portfolio during the period included: US-based food distributor Dairyland USA, US-based home remodeling company PHRG Intermediate, US-based aviation company Atlantic Aviation, US-based insurance broker Alliant Holdings and US-based education company Renaissance Learning. Bottom contributors during the period included: US-based consumer loyalty solutions provider Loyalty Ventures, US-based global investment banking and securities firm Goldman Sachs, US-based food and commissary provider TKC Holdings, US-based commercial fiber optic business Gridiron Fiber and US-based financial advisor Edelman Financial Engines.

PORTFOLIO COMPOSITION

Type	9/30/2022
Bank Loans	86.6%
Corporate Bonds	4.0
Warrants	–
Other assets less liabilities	9.4
100.0%

FUND CHANGES

During the period, we identified the following new investment opportunities for the portfolio: US-based day care provider KUEHG, US-based food distributor Dairyland USA, US-based legal services company WMB Holdings, US-based wealth management company Focus Financial Partners and US-based distribution and supply chain services company BCPE Empire Holdings. We funded these purchases in part through exiting our positions in DiversiTech Holdings, HUB Holdings, Loyalty Ventures, JPMorgan Chase and SRS Distribution.

4	Artisan Partners Funds

ARTISAN FOCUS FUND

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (4/24/2017 to 9/30/2022)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2022)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan Focus Fund – Investor Shares (4/24/2017)	-20.76%	6.64%	12.85%	15.22%
Artisan Focus Fund – Advisor Shares (7/31/2018)	-20.60	6.82	n/a	8.92
Artisan Focus Fund – Institutional Shares (2/3/2020)	-20.56	n/a	n/a	4.47
S&P 500® Index	-15.47	8.16	9.24	9.84	*

*	As of Investor Shares inception date.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. The Fund’s investments in initial public offerings (IPOs) have made a material contribution to performance during some or all of the periods shown above. IPO investments may contribute significantly to a small portfolio’s return, an effect that will generally decrease as assets grow. IPO investments may be unavailable in the future. For the most recent month-end performance, visit www.artisanpartners.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The Investor Shares’ performance reflects Artisan Partners’ contractual agreement to limit the Fund’s expenses, which has had a material impact on performance and performance would have been lower in its absence. See Notes on Management’s Discussion of Fund Performance and Portfolio Holdings’ Classification for a description of the index.

INVESTING ENVIRONMENT

During the one-year period ended September 30, 2022, US equities struggled. Large-cap stocks held up better than small- and mid-cap stocks, but all were down meaningfully. From a style perspective, value outperformed growth during the period. Sector returns were all negative, except for energy and utilities. It was a volatile period for global markets, which were plagued by inflation, global growth concerns and tighter financial conditions. These challenges, combined with the COVID-19 pandemic and the war in Ukraine, have fostered uncertainty in the marketplace.

SECTOR DIVERSIFICATION

Sector	9/30/2022	9/30/2021
Communication Services	7.8%	7.0%
Consumer Discretionary	3.4	2.6
Consumer Staples	4.2	–
Energy	1.3	–
Financials	9.5	11.4
Health Care	23.8	4.9
Industrials	15.2	17.3
Information Technology	16.2	35.9
Materials	0.5	8.0
Real Estate	7.6	6.3
Utilities	6.3	1.2
Other assets less liabilities	4.2	5.4
	100.0%	100.0%

Artisan Partners Funds	5

PERFORMANCE DISCUSSION*

Top contributors within the portfolio during the period included: US-based liquefied natural gas company Cheniere Energy, US-based healthcare company UnitedHealth Group, US-based wireless network operator T-Mobile, US-based semiconductor company Advanced Micro Devices and US-based pharmaceutical and health information technology company McKesson. Bottom contributors during the period included: US-based online retailer Amazon, US-based data provider IHS Markit, US-based business and financial management solutions provider Intuit, US-based beauty products manufacturer Estee Lauder and US-based multinational hospitality company Hilton Worldwide. The use of derivatives, including options used to hedge short-term portfolio volatility, had a negative overall impact on performance during the period.

FUND CHANGES

During the period, we identified the following new investment opportunities for the portfolio: US-based healthcare company UnitedHealth Group, US-based online retailer Amazon, Canadian owned transcontinental freight railway Canadian Pacific Railway, US-based electric power and energy infrastructure company NextEra Energy and US-based pharmaceutical and health information technology company McKesson. We funded these purchases in part through exiting our positions in Analog Devices, Linde, Johnson Controls, Accenture and Meta.

*	For options, exposures have been delta-adjusted to determine contribution to return.

6	Artisan Partners Funds

ARTISAN GLOBAL DISCOVERY FUND

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (8/21/2017 to 9/30/2022)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2022)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan Global Discovery Fund – Investor Shares (8/21/2017)	-33.87%	5.15%	8.70%	9.18%
Artisan Global Discovery Fund – Advisor Shares (2/3/2020)	-33.79	n/a	n/a	1.59
Artisan Global Discovery Fund – Institutional Shares (2/3/2020)	-33.65	n/a	n/a	1.77
MSCI ACWI Index	-20.66	3.75	4.44	5.06	*

*	As of Investor Shares inception date.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, visit www.artisanpartners.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The Investor Shares’ and Advisor Shares’ performance reflects Artisan Partners’ contractual agreement to limit the Fund’s expenses, which has had a material impact on performance and performance would have been lower in its absence. See Notes on Management’s Discussion of Fund Performance and Portfolio Holdings’ Classification for a description of the index.

INVESTING ENVIRONMENT

During the one-year period ended September 30, 2022, global equities struggled. While US markets led, US, European and emerging markets were all down meaningfully during the period. It was a volatile period for global markets, which were plagued by inflation, global growth concerns and tighter financial conditions. These challenges, combined with the COVID-19 pandemic and the war in Ukraine, have fostered uncertainty in the marketplace.

SECTOR DIVERSIFICATION

Sector	9/30/2022	9/30/2021
Communication Services	2.1%	3.5%
Consumer Discretionary	3.9	5.6
Financials	13.9	11.5
Health Care	25.1	21.8
Industrials	17.4	17.7
Information Technology	31.6	30.6
Materials	0.7	2.2
Real Estate	0.9	1.3
Utilities	–	1.5
Other assets less liabilities	4.4	4.3
	100.0%	100.0%

PERFORMANCE DISCUSSION

Top contributors within the portfolio during the period included: US-based designer and manufacturer of engineered fabricated metal products and services Valmont, Dutch biotechnology company Argenx, US-based provider of data center and cloud networking equipment Arista, US-based social gaming operator Zynga, US-based global supplier of advanced semiconductors ON Semiconductor. Bottom contributors during the period included: Hong Kong-based power tools company Techtronic Industries, US-based provider of cloud-based inbound marketing and sales software HubSpot, US-based cloud computing company Veeva Systems, Australian enterprise software designer and developer Atlassian and US-based semiconductor company Advanced Micro Devices.

REGION ALLOCATION

Region	9/30/2022	9/30/2021
Americas	64.8%	60.7%
Europe	21.3	25.0
Pacific Basin	5.7	7.6
Emerging Markets	3.8	2.4

FUND CHANGES

During the period, we identified the following new investment opportunities for the portfolio: US-based contract manufacturing supplier to the pharmaceuticals industry Catalent, US-based global supplier of advanced semiconductors ON Semiconductor, Dutch biotechnology company Argenx, US-based cloud software provider Workiva and Norwegian machine-to-machine wireless connectivity supplier Nordic Semiconductor. We funded these purchases in part through exiting our positions in Fortive, Burlington, Ceridian HCM Holdings, Blackline and Banco Bilbao Vizcaya Argentaria.

Artisan Partners Funds	7

ARTISAN GLOBAL EQUITY FUND

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/29/2010 to 9/30/2022)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2022)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Global Equity Fund – Investor Shares (3/29/2010)	-31.48%	-0.01%	4.46%	7.95%	8.88%
Artisan Global Equity Fund – Advisor Shares (8/5/2020)	-31.48	n/a	n/a	n/a	-8.39
Artisan Global Equity Fund – Institutional Shares (10/15/2015)	-31.34	0.19	4.69	n/a	6.39
MSCI ACWI Index	-20.66	3.75	4.44	7.28	6.92	*

*	As of Investor Shares inception date.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, visit www.artisanpartners.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The Investor Shares’ and Advisor Shares’ performance reflects Artisan Partners’ contractual agreement to limit the Fund’s expenses, which has had a material impact on performance and performance would have been lower in its absence. See Notes on Management’s Discussion of Fund Performance and Portfolio Holdings’ Classification for a description of the index.

INVESTING ENVIRONMENT

During the one-year period ended September 30, 2022, global equities struggled. While US markets led, US, European and emerging markets were all down meaningfully during the period. It was a volatile period for global markets, which were plagued by inflation, global growth concerns and tighter financial conditions. These challenges, combined with the COVID-19 pandemic and the war in Ukraine, have fostered uncertainty in the marketplace.

SECTOR DIVERSIFICATION

Sector	9/30/2022	9/30/2021
Communication Services	7.6%	8.9%
Consumer Discretionary	11.5	8.1
Consumer Staples	4.9	1.6
Energy	18.4	1.2
Financials	12.8	4.5
Health Care	15.6	19.9
Industrials	15.1	24.8
Information Technology	6.6	23.9
Materials	0.7	2.0
Utilities	1.9	1.6
Other assets less liabilities	4.9	3.5
	100.0%	100.0%

PERFORMANCE DISCUSSION

Top contributors within the portfolio during the period included: US-based natural gas producer EQT, Dutch biotechnology company Argenx, UK-based compliance software developer Ideagen, US-based contract logistics provider GXO Logistics and US-based wireless network operator T-Mobile. Bottom contributors during the period included: Russian commercial bank Sberbank, US-based genetics testing company Natera, Russian ore and non-metallic mineral processer MMC Norilsk Nickel, US-based Internet search engine operator Alphabet and German provider of mail and logistics services Deutsche Post.

REGION ALLOCATION

Region	9/30/2022	9/30/2021
Americas	50.4%	49.6%
Europe	37.2	34.2
Emerging Markets	4.2	8.1
Pacific Basin	3.3	2.7
Middle East	–	1.9

8	Artisan Partners Funds

FUND CHANGES

During the period, we identified the following new investment opportunities for the portfolio: US-based provider of technology and information solutions to the oil and gas industry Schlumberger, Netherlands-based oil and gas company Shell, US-based natural gas producer EQT, US-based exchange for global commodities Intercontinental Exchange and US-based provider of equipment and components used in oil and gas drilling NOV. We funded these purchases in part through exiting our positions in Johnson Controls, Vertiv, GXO Logistics, CM.com and Altair Engineering.

As of March 3, 2022 through period end, Russian securities within the portfolio had been valued at zero due to sanctions related to the war in Ukraine.

Artisan Partners Funds	9

ARTISAN GLOBAL OPPORTUNITIES FUND

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/22/2008 to 9/30/2022)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2022)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Global Opportunities Fund – Investor Shares (9/22/2008)	-31.13%	4.54%	6.09%	9.62%	9.67%
Artisan Global Opportunities Fund – Advisor Shares (4/1/2015)	-31.03	4.68	6.24	n/a	8.44
Artisan Global Opportunities Fund – Institutional Shares (7/26/2011)	-30.97	4.79	6.35	9.88	9.53
MSCI ACWI Index	-20.66	3.75	4.44	7.28	6.20	*

*	As of Investor Shares inception date.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, visit www.artisanpartners.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The Investor Shares’ performance reflects Artisan Partners’ contractual agreement to limit the Fund’s expenses, which has had a material impact on performance and performance would have been lower in its absence. See Notes on Management’s Discussion of Fund Performance and Portfolio Holdings’ Classification for a description of the index.

INVESTING ENVIRONMENT

During the one-year period ended September 30, 2022, global equities struggled. While US markets led, US, European and emerging markets were all down meaningfully during the period. It was a volatile period for global markets, which were plagued by inflation, global growth concerns and tighter financial conditions. These challenges, combined with the COVID-19 pandemic and the war in Ukraine, have fostered uncertainty in the marketplace.

SECTOR DIVERSIFICATION

Sector	9/30/2022	9/30/2021
Communication Services	3.8%	7.6%
Consumer Discretionary	11.7	10.8
Financials	15.1	10.0
Health Care	24.5	22.3
Industrials	10.9	15.3
Information Technology	23.8	22.2
Materials	0.5	2.3
Utilities	5.5	3.9
Other assets less liabilities	4.2	5.6
	100.0%	100.0%

PERFORMANCE DISCUSSION

Top contributors within the portfolio during the period included: US-based provider of data center and cloud networking equipment Arista, US-based owner and operator of quick service Mexican restaurants Chipotle Mexican Grill, Spanish developer and operator of renewable power generation Iberdrola, US-based global supplier of advanced semiconductors ON Semiconductor and US-based insurance holding company Progressive. Bottom contributors during the period included: Hong Kong-based power tools company Techtronic Industries, US-based semiconductor company Advanced Micro Devices, US-based cloud computing company Veeva Systems, Canadian eCommerce platform Shopify and Swedish telecommunications company Telefonaktiebolaget LM Ericsson.

REGION ALLOCATION

Region	9/30/2022	9/30/2021
Americas	58.4%	57.6%
Europe	26.4	25.2
Pacific Basin	9.9	10.8
Emerging Markets	1.1	0.8

FUND CHANGES

During the period, we identified the following new investment opportunities for the portfolio: US-based global supplier of advanced semiconductors ON Semiconductor, Danish pharmaceutical company Novo Nordisk, US-based owner and operator of quick service Mexican restaurants Chipotle Mexican Grill, US-based insurance holding company Progressive and US-based car manufacturer Tesla. We funded these purchases in part through exiting our positions Activision Blizzard, Shopify, Netflix, Dexcom and Fortive.

10	Artisan Partners Funds

ARTISAN GLOBAL UNCONSTRAINED FUND

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/31/2022 to 9/30/2022)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2022)

Fund / Index	Since Inception†
Artisan Global Unconstrained Fund – Investor Shares (3/31/2022)	2.10%
Artisan Global Unconstrained Fund – Advisor Shares (3/31/2022)	2.24
Artisan Global Unconstrained Fund – Institutional Shares (3/31/2022)	2.27
ICE BofAML 3 Month Treasury Bill Index	0.57	*

†	For the period of commencement of operations 3/31/2022 through 9/30/2022; not annualized.
*	As of Investor, Advisor and Institutional Shares inception date.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, visit www.artisanpartners.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. Unlike the Index, the Fund may hold loans and other security types. At times, this can cause material differences in relative performance. The Fund’s performance reflects Artisan Partners’ contractual agreement to limit the Fund’s expenses, which has had a material impact on performance and performance would have been lower in its absence. See Notes on Management’s Discussion of Fund Performance and Portfolio Holdings’ Classification for a description of the index.

INVESTING ENVIRONMENT

Risk assets continued to face headwinds since the launch of the fund in March 2022. High inflation, tighter financial conditions and concerns over slower global economic growth all weighed on financial markets, including emerging markets debt, which declined for the reporting period. Many central banks around the world continue to tighten monetary policy as a means of curbing inflation. The U.S. Federal Reserve raised interest rates by 75 basis points for the third consecutive time in September, bringing the Fed funds rate to a range of 3% to 3.25% and to the highest level since before the 2008 financial crisis. Recent Fed action is taking place against the backdrop of tightening monetary policy by other central banks in developed and emerging markets, including the ECB, which raised rates again in September to 0.75%. Several EM central banks were particularly hawkish during the inception-to-date period, including Hungary, Poland, Czech Republic, Colombia, Chile, Peru and the Philippines.

PERFORMANCE DISCUSSION

Top contributors within the portfolio during the period included exposures to: South African sovereign credit and currency, Uzbek sovereign credit and currency, and Zambian local interest rates and currency. Bottom contributors within the portfolio during the period included exposures to: Egyptian sovereign credit, Serbian sovereign credit and Romanian sovereign credit.

PORTFOLIO COMPOSITION

Type	9/30/2022
Sovereign Government Bonds	47.1%
Corporate Bonds	10.8
Exchange Traded Funds	0.2
Options Purchased	–^
Other assets less liabilities	41.9
100.0%

^	Amount rounds to less than 0.1%

FUND CHANGES

During the period, we increased our investments in: Dominican Republic, Uzbekistan, Serbia, Hungary and Colombia. We funded these allocations in part through decreasing our investments in: Guatemala, Uruguay, Uganda, Czech Republic and Albania.

Artisan Partners Funds	11

ARTISAN GLOBAL VALUE FUND

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/10/2007 to 9/30/2022)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2022)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Global Value Fund – Investor Shares (12/10/2007)	-21.10%	0.29%	0.89%	6.45%	5.74%
Artisan Global Value Fund – Advisor Shares (4/1/2015)	-21.01	0.43	1.02	n/a	3.71
Artisan Global Value Fund – Institutional Shares (7/17/2012)	-20.92	0.54	1.13	6.70	7.34
MSCI ACWI Index	-20.66	3.75	4.44	7.28	4.03	*

*	As of Investor Shares inception date.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.artisanpartners.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The Investor Shares’ performance reflects Artisan Partners’ contractual agreement to limit the Fund’s expenses, which has had a material impact on performance and performance would have been lower in its absence. See Notes on Management’s Discussion of Fund Performance and Portfolio Holdings’ Classification for a description of the index.

INVESTING ENVIRONMENT

During the one-year period ended September 30, 2022, global equities struggled. While US markets led, US, European and emerging markets were all down meaningfully during the period. It was a volatile period for global markets, which were plagued by inflation, global growth concerns and tighter financial conditions. These challenges, combined with the COVID-19 pandemic and the war in Ukraine, have fostered uncertainty in the marketplace.

SECTOR DIVERSIFICATION

Sector	9/30/2022	9/30/2021
Communication Services	10.8%	13.8%
Consumer Discretionary	14.4	16.9
Consumer Staples	4.5	5.6
Energy	4.6	2.8
Financials	31.8	27.6
Health Care	14.8	14.3
Industrials	6.7	4.6
Information Technology	5.7	4.9
Materials	2.8	3.2
Other assets less liabilities	3.9	6.3
	100.0%	100.0%

PERFORMANCE DISCUSSION

Top contributors within the portfolio during the period included: US-based health benefits company Elevance, US-based insurance holding company Progressive, UK-based defense, security and aerospace company BAE Systems, Canadian oil and gas company Imperial Oil and Netherlands-based oil and gas company Shell. Bottom contributors during the period included: US-based social networking website operator Meta, Netherlands-based health technology company Koninklijke Philips, Korean electronic products and solutions manufacturer Samsung Electronics, Chinese e-commerce company Alibaba and German cement producer HeidelbergCement.

REGION ALLOCATION

Region	9/30/2022	9/30/2021
Americas	46.5%	46.3%
Europe	38.6	36.0
Emerging Markets	8.0	8.7
Pacific Basin	3.0	2.7

FUND CHANGES

During the period, we identified the following new investment opportunities for the portfolio: UK-based provider of a range of insurance brokerage, reinsurance and risk management consulting services Willis Towers Watson, US-based provider of etch equipment to the semiconductor industry Lam Research Corp, US-based provider of sensing, electrical protection, control and power management solutions Sensata Technologies Holding, German commercial vehicle manufacturer Daimler Truck and French energy company TotalEnergies. We funded these purchases in part through exiting our positions in Booking Holdings and Tesco.

12	Artisan Partners Funds

ARTISAN HIGH INCOME FUND

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/19/2014 to 9/30/2022)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2022)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan High Income Fund – Investor Shares (3/19/2014)	-11.00%	2.11%	3.15%	4.76%
Artisan High Income Fund – Advisor Shares (3/19/2014)	-10.88	2.23	3.29	4.91
Artisan High Income Fund – Institutional Shares (10/3/2016)	-10.81	2.33	3.41	4.47
ICE BofAML US High Yield Master II Index	-14.06	-0.67	1.41	2.96	*

*	As of Investor and Advisor Shares inception date.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, visit www.artisanpartners.com or call 800.344.1770. The graph and table above does not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. Unlike the Index, the Fund may hold loans and other security types. At times, this can cause material differences in relative performance. See Notes on Management’s Discussion of Fund Performance and Portfolio Holdings’ Classification for a description of the index.

INVESTING ENVIRONMENT

Non-investment grade credit markets declined during the one-year period ended September 30, 2022. The macro backdrop of tightening financial conditions, sequentially slowing growth and 40-year highs in inflation led to widespread volatility across interest rates and risk assets. With expectations for a slowing global economy, investors pushed yields and credit spreads to their highest levels since 2020. As a result, higher-rated credits held up best throughout the volatility as growth concerns and higher borrowing costs had a disproportionate impact on more levered credits.

PERFORMANCE DISCUSSION

Top contributors within the portfolio during the period included: US-based sealing products manufacturer UTEX Industries, UK-based independent insurance broker Ardonagh Group, US-based oil and gas company Callon Petroleum, US-based automotive repair company Service King and US-based email and web security appliances company Barracuda Networks. Bottom contributors during the period included: US-based cruise ship operator Carnival, US-based retailer Nordstrom, French telecom company Altice France, US-based telecommunications and mass media company Charter Communications and US-based provider of life insurance and wealth management solutions NFP Corp.

PORTFOLIO COMPOSITION

Type	9/30/2022	9/30/2021
Corporate Bonds	72.4%	61.4%
Bank Loans	14.9	35.0
Common Stocks	0.4	0.2
Convertible Bonds	–	0.1
Warrants	–
Other assets less liabilities	12.3	3.3
	100.0%	100.0

FUND CHANGES

During the period, we identified the following new investment opportunities for the portfolio: US-based special purpose acquisition company BellRing Brands, US-based automotive repair company Service King, US-based business services provider Nexus Buyer, Canadian aircraft company Bombardier and Netherlands-based cable operator Ziggo. We funded these purchases in part through exiting our positions in General Electric, Shearer’s Foods, RealPage, Epicor Software and ICON.

Artisan Partners Funds	13

ARTISAN INTERNATIONAL FUND

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/28/1995 to 9/30/2022)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2022)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan International Fund – Investor Shares (12/28/1995)	-29.32%	-4.60%	-0.73%	3.29%	7.22%
Artisan International Fund – Advisor Shares (4/1/2015)	-29.24	-4.47	-0.59	n/a	0.31
Artisan International Fund – Institutional Shares (7/1/1997)	-29.14	-4.37	-0.50	3.52	6.30
MSCI EAFE Index	-25.13	-1.83	-0.84	3.67	3.87	*
MSCI ACWI ex US Index††	-25.17	-1.52	-0.81	3.01	4.25	*

*	As of Investor Shares inception date.
††	The performance of the Index represents linked performance data for the MSCI ACWI ex US (Gross) Index from Investor Shares’ inception date to 12/31/2000 and the MSCI ACWI ex US (Net) Index from 1/1/2001 forward.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, visit www.artisanpartners.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See Notes on Management’s Discussion of Fund Performance and Portfolio Holdings’ Classification for a description of each index.

INVESTING ENVIRONMENT

During the one-year period ended September 30, 2022, global equities struggled. While US markets led, US, European and emerging markets were all down meaningfully during the period. It was a volatile period for global markets, which were plagued by inflation, global growth concerns and tighter financial conditions. These challenges, combined with the COVID-19 pandemic and the war in Ukraine, have fostered uncertainty in the marketplace.

SECTOR DIVERSIFICATION

Sector	9/30/2022	9/30/2021
Communication Services	7.1%	6.4%
Consumer Discretionary	9.6	9.8
Consumer Staples	7.7	3.4
Energy	10.8	1.4
Financials	21.2	21.3
Health Care	12.9	15.0
Industrials	14.9	15.4
Information Technology	3.2	11.0
Materials	8.6	12.2
Utilities	–	0.3
Other assets less liabilities	4.0	3.8
	100.0%	100.0%

PERFORMANCE DISCUSSION

Top contributors within the portfolio during the period included: Dutch biotechnology company Argenx, Germany-based European exchange operator Deutsche Boerse, US-based IT outsourcing and consulting firm Accenture, UK-based banking and financial services institution HSBC Holdings and Swiss temporary staffing company Adecco Group. Bottom contributors during the period included: Russian commercial bank Sberbank, Russian ore and non-metallic mineral processer MMC Norilsk Nickel, German provider of mail and logistics services Deutsche Post, British multinational bank Barclays and Irish low-cost carrier Ryanair Holdings.

REGION ALLOCATION

Region	9/30/2022	9/30/2021
Europe	69.2%	70.1%
Americas	24.0	11.8
Emerging Markets	1.6	6.4
Pacific Basin	1.2	4.0
Middle East	–	3.9

14	Artisan Partners Funds

FUND CHANGES

During the period, we identified the following new investment opportunities for the portfolio: Netherlands-based oil and gas company Shell, US-based provider of technology and information solutions to the oil and gas industry Schlumberger, Swiss manufacturer of luxury goods Cie Financiere Richemont, Canadian freight railway Canadian National Railway and French luxury goods manufacturer LVMH. We funded these purchases in part through exiting our positions in Nice, Siemens, Sony Group, Hoya Corp and DSV.

As of March 3, 2022 through period end, Russian securities within the portfolio had been valued at zero due to sanctions related to the war in Ukraine.

Artisan Partners Funds	15

ARTISAN INTERNATIONAL EXPLORER FUND

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $1,000,000 INVESTMENT (5/16/2022 to 9/30/2022)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2022)

Fund / Index	Since Inception†
Artisan International Explorer Fund – Advisor Shares (5/16/2022)	-13.10%
Artisan International Explorer Fund – Institutional Shares (5/16/2022)	-13.10
MSCI ACWI ex USA Small Cap Net Index	-14.36	*

†	For the period of commencement 5/16/2022 through 9/30/2022; not annualized.
*	As of Advisor and Institutional Shares inception date.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, visit www.artisanpartners.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The Fund’s performance reflects Artisan Partners’ contractual agreement to limit the Fund’s expenses, which has had a material impact on performance and performance would have been lower in its absence. See Notes on Management’s Discussion of Fund Performance and Portfolio Holdings’ Classification for a description of the index.

INVESTING ENVIRONMENT

During the period between the Fund’s May 16, 2022 inception and September 30, 2022, global equities declined. US markets held up slightly better than their European and emerging markets counterparts, but all were down. It was a volatile period for global markets, which were plagued by inflation, global growth concerns and tighter financial conditions. These challenges, combined with the COVID-19 pandemic and the war in Ukraine, have fostered uncertainty in the marketplace.

SECTOR DIVERSIFICATION

Sector	9/30/2022
Communication Services	11.1%
Consumer Discretionary	17.3
Consumer Staples	1.0
Financials	9.4
Health Care	7.5
Industrials	21.5
Information Technology	13.8
Materials	2.7
Real Estate	2.4
Other assets less liabilities	13.3
100.0%

PERFORMANCE DISCUSSION

Top contributors within the portfolio during the period included: UK-based information services business Euromoney, Indonesian retailer and local operator Mitra Adiperkasa (MAPI), Japanese researcher and developer of software solutions Zuken, Canadian automotive collision repair company Boyd Group Services and UK-based supplier of specialty plastic and fiber products Essentra. Bottom contributors during the period included: Argentinian provider of online travel booking services Despegar, Norwegian software solutions provider Sikri Holding, UK-based residential property services provider LSL Property Services, Irish homebuilder company Glenveagh Properties and South African retail building materials distributor Cashbuild.

REGION ALLOCATION

Region	9/30/2022
Europe	39.0%
Emerging Markets	22.6
Americas	14.0
Pacific Basin	11.1

FUND CHANGES

During the period, we identified the following new investment opportunities for the portfolio: Indonesian retailer and local operator Mitra Adiperkasa (MAPI), Indian credit rating company Care Ratings, Japanese copyright management and consulting business NexTone, Swiss designer, developer and producer of delivery devices Medmix and UK-based supplier of specialty plastic and fiber products Essentra. We funded these purchases in part through exiting our positions in Electro Optic Systems.

16	Artisan Partners Funds

ARTISAN INTERNATIONAL SMALL-MID FUND

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/21/2001 to 9/30/2022)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2022)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan International Small-Mid Fund – Investor Shares (12/21/2001)	-32.53%	1.90%	2.56%	5.42%	9.57%
Artisan International Small-Mid Fund – Advisor Shares (12/4/2018)	-32.47	2.04	n/a	n/a	5.23
Artisan International Small-Mid Fund – Institutional Shares (4/12/2016)	-32.38	2.15	2.79	n/a	4.59
MSCI ACWI ex US SMID Net Index	-28.85	-1.28	-1.25	3.74	7.08	*
MSCI ACWI ex US Small Cap Net Index	-28.93	0.38	-0.56	4.44	7.94	*

*	As of Investor Shares inception date.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, visit www.artisanpartners.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See Notes on Management’s Discussion of Fund Performance and Portfolio Holdings’ Classification for a description of each index.

INVESTING ENVIRONMENT

During the one-year period ended September 30, 2022, global equities struggled. While US markets led, US, European and emerging markets were all down meaningfully during the period. It was a volatile period for global markets, which were plagued by inflation, global growth concerns and tighter financial conditions. These challenges, combined with the COVID-19 pandemic and the war in Ukraine, have fostered uncertainty in the marketplace.

SECTOR DIVERSIFICATION

Sector	9/30/2022	9/30/2021
Communication Services	1.0%	0.6%
Consumer Discretionary	3.1	6.6
Consumer Staples	5.7	6.4
Energy	1.6	0.9
Financials	2.3	2.2
Health Care	23.5	23.5
Industrials	24.4	27.5
Information Technology	27.0	25.6
Materials	1.9	1.7
Real Estate	1.3	1.2
Other assets less liabilities	8.2	3.8
	100.0%	100.0%

PERFORMANCE DISCUSSION

Top contributors within the portfolio during the period included: US-based medical imaging manufacturer Lantheus, French engineering company GTT, US-based manufacturer of lighting products and radio frequency applications Wolfspeed, US-based pharmaceutical manufacturer Zogenix and US-based application software developer Agilysys. Bottom contributors during the period included: Israeli commercial printing solutions company Kornit Digital, Israeli provider of cloud-based and on-premise enterprise software solutions Nice, UK-based packaged holiday business Jet2, Japanese courier service company SG Holdings and Danish life supporting and training equipment provider Ambu.

REGION ALLOCATION

Region	9/30/2022	9/30/2021
Europe	39.8%	43.9%
Americas	24.1	19.5
Pacific Basin	13.3	17.6
Middle East	8.0	9.1
Emerging Markets	6.6	6.1

FUND CHANGES

During the period, we identified the following new investment opportunities for the portfolio: Swedish biopharmaceutical company Swedish Orphan Biovitrum (SOBI), US-based dental products manufacturer and marketer Envista Holdings, German manufacturer of glass and plastic products Gerresheimer, Canadien provider of cloud based software solutions Lightspeed Commerce and French entertainment and multimedia company Ubisoft. We funded these purchases in part through exiting our positions in Comet Holding, Siegfried Holding, B&M, ASOS and Roland.

Artisan Partners Funds	17

ARTISAN INTERNATIONAL VALUE FUND

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/23/2002 to 9/30/2022)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2022)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan International Value Fund – Investor Shares (9/23/2002)	-18.40%	2.63%	1.24%	6.34%	10.24%
Artisan International Value Fund – Advisor Shares (4/1/2015)	-18.27	2.78	1.38	n/a	3.49
Artisan International Value Fund – Institutional Shares (10/1/2006)	-18.20	2.87	1.47	6.58	5.87
MSCI EAFE Index	-25.13	-1.83	-0.84	3.67	5.92	*
MSCI ACWI ex US Index	-25.17	-1.52	-0.81	3.01	6.37	*

*	As of Investor Shares inception date.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, visit www.artisanpartners.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See Notes on Management’s Discussion of Fund Performance and Portfolio Holdings’ Classification for a description of each index.

INVESTING ENVIRONMENT

During the one-year period ended September 30, 2022, global equities struggled. While US markets led, US, European and emerging markets were all down meaningfully during the period. It was a volatile period for global markets, which were plagued by inflation, global growth concerns and tighter financial conditions. These challenges, combined with the COVID-19 pandemic and the war in Ukraine, have fostered uncertainty in the marketplace.

SECTOR DIVERSIFICATION

Sector	9/30/2022	9/30/2021
Communication Services	6.4%	8.2%
Consumer Discretionary	18.5	12.3
Consumer Staples	13.5	10.7
Energy	1.6	5.0
Financials	17.4	19.2
Health Care	7.8	6.1
Industrials	13.7	10.3
Information Technology	10.0	11.3
Materials	4.4	4.7
Other assets less liabilities	6.7	12.2
	100.0%	100.0%

PERFORMANCE DISCUSSION

Top contributors within the portfolio during the period included: Canadian integrated energy company Suncor, US-based insurance company Arch Capital, Italian manufacturer of seamless steel pipe products Tenaris, Canadian oil and gas company Imperial Oil and Brazilian telecommunications company Telefonica Brasil. Bottom contributors during the period included: Korean electronic products and solutions manufacturer Samsung Electronics, Korean internet search and e-commerce platform NAVER, French food company Danone, Chinese e-commerce company Alibaba and German designer, manufacturer and distributor of dialysis equipment and supplier and provider of essential kidney dialysis services Fresenius Medical Care.

REGION ALLOCATION

Region	9/30/2022	9/30/2021
Europe	53.1%	53.7%
Emerging Markets	19.7	20.1
Americas	18.1	12.9
Pacific Basin	2.4	1.2

FUND CHANGES

During the period, we identified the following new investment opportunities for the portfolio: UK-based provider of a range of insurance brokerage, reinsurance and risk management consulting services Willis Towers Watson, US-based navigation and communications provider Garmin, Netherlands-based health technology company Koninklijke Philips, US-based provider of sensing, electrical protection, control and power management solutions Sensata Technologies Holding and UK-based consumer goods company Associated British Foods. We funded these purchases in part through exiting our positions in Imperial Oil, Tenaris, Credit Suisse, Tesco and Hella.

18	Artisan Partners Funds

ARTISAN MID CAP FUND

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (6/27/1997 to 9/30/2022)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2022)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Mid Cap Fund – Investor Shares (6/27/1997)	-36.55%	6.26%	8.84%	10.30%	12.31%
Artisan Mid Cap Fund – Advisor Shares (4/1/2015)	-36.46	6.41	9.01	n/a	7.95
Artisan Mid Cap Fund – Institutional Shares (7/1/2000)	-36.41	6.51	9.10	10.57	8.21
Russell Midcap® Index	-19.39	5.19	6.48	10.30	9.12	*
Russell Midcap® Growth Index	-29.50	4.26	7.62	10.85	8.27	*

*	As of Investor Shares inception date.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, visit www.artisanpartners.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See Notes on Management’s Discussion of Fund Performance and Portfolio Holdings’ Classification for a description of each index.

INVESTING ENVIRONMENT

During the one-year period ended September 30, 2022, US equities struggled. Large-cap stocks held up better than small- and mid-cap stocks, but all were down meaningfully. From a style perspective, value outperformed growth during the period. Sector returns were all negative, except for energy and utilities. It was a volatile period for global markets, which were plagued by inflation, global growth concerns and tighter financial conditions. These challenges, combined with the COVID-19 pandemic and the war in Ukraine, have fostered uncertainty in the marketplace.

SECTOR DIVERSIFICATION

Sector	9/30/2022	9/30/2021
Communication Services	4.1%	8.5%
Consumer Discretionary	8.7	13.3
Financials	13.0	10.9
Health Care	25.3	21.5
Industrials	10.5	9.9
Information Technology	34.5	32.0
Materials	–	1.2
Other assets less liabilities	3.9	2.7
	100.0%	100.0%

PERFORMANCE DISCUSSION

Top contributors within the portfolio during the period included: Dutch biotechnology company Argenx, US-based independent broker-dealer LPL Financial Holdings, US-based social gaming operator Zynga, US-based supplier of equipment, consumables and services for biologic manufacturing needs Repligen and US-based provider of data center and cloud networking equipment Arista. Bottom contributors during the period included: US-based provider of cloud-based inbound marketing and sales software HubSpot, US-based provider of dating products Match Group, US-based banking franchise specializing in the West Coast tech community SVB Financial, US-based contract manufacturing supplier to the pharmaceuticals industry Catalent and Australian enterprise software designer and developer Atlassian.

REGION ALLOCATION

Region	9/30/2022	9/30/2021
Americas	85.0%	88.2%
Europe	10.1	8.5
Middle East	1.0	0.6

FUND CHANGES

During the period, we identified the following new investment opportunities for the portfolio: US-based global supplier of advanced semiconductors ON Semiconductor, US-based supplier of equipment, consumables and services for biologic manufacturing needs Repligen, US-based designer of analog power-management chips for a wide variety of industrial and consumer devices Monolithic Power, US-based ride-hailing and food delivery services company Uber and US-based provider of specialty insurance solutions for brokers, agents and carriers Ryan Specialty Holdings. We funded these purchases in part through exiting our positions in Ceridian HCM Holding, Wayfair, TransUnion, Chegg and Roku.

Artisan Partners Funds	19

ARTISAN MID CAP VALUE FUND

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/2001 to 9/30/2022)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2022)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Mid Cap Value Fund – Investor Shares (3/28/2001)	-15.39%	3.75%	3.40%	7.20%	8.92%
Artisan Mid Cap Value Fund – Advisor Shares (4/1/2015)	-15.29	3.90	3.55	n/a	4.46
Artisan Mid Cap Value Fund – Institutional Shares (2/1/2012)	-15.21	3.96	3.62	7.44	7.07
Russell Midcap® Index	-19.39	5.19	6.48	10.30	8.98	*
Russell Midcap® Value Index	-13.56	4.50	4.76	9.44	8.96	*

*	As of Investor Shares inception date.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, visit www.artisanpartners.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See Notes on Management’s Discussion of Fund Performance and Portfolio Holdings’ Classification for a description of each index.

INVESTING ENVIRONMENT

During the one-year period ended September 30, 2022, US equities struggled. Large-cap stocks held up better than small- and mid-cap stocks, but all were down meaningfully. From a style perspective, value outperformed growth during the period. Sector returns were all negative, except for energy and utilities. It was a volatile period for global markets, which were plagued by inflation, global growth concerns and tighter financial conditions. These challenges, combined with the COVID-19 pandemic and the war in Ukraine, have fostered uncertainty in the marketplace.

SECTOR DIVERSIFICATION

Sector	9/30/2022	9/30/2021
Communication Services	13.6%	13.0%
Consumer Discretionary	15.4	19.4
Consumer Staples	6.3	5.9
Energy	2.8	2.0
Financials	20.3	17.1
Health Care	5.3	6.2
Industrials	11.5	13.5
Information Technology	8.5	7.5
Materials	3.5	3.8
Real Estate	7.3	8.3
Utilities	2.9	2.2
Other assets less liabilities	2.6	1.1
	100.0%	100.0%

PERFORMANCE DISCUSSION

Top contributors within the portfolio during the period included: US-based tax preparation, accounting and consumer financial services company H&R Block, US-based agricultural chemical and seed company Corteva, US-based healthcare company Centene, US-based insurance holding company Progressive and US-based family-controlled bank First Citizens. Bottom contributors during the period included: US-based online travel company Expedia, US-based provider of internet media and services IAC, US-based consumer financial services company Synchrony Financial, US-based alternative asset manager Carlyle and US-based dental supply manufacturer DENTSPLY SIRONA.

FUND CHANGES

During the period, we identified the following new investment opportunities for the portfolio: US-based family-controlled bank First Citizens, US-based entertainment company Warner Bros Discovery, US-based cable company Cable One, US-based alternative asset manager Carlyle and US-based industrial technology company Vontier. We funded these purchases in part through exiting our positions in Thor Industries, Kirby, Lions Gate Entertainment, PS Business Parks and Vimeo.

20	Artisan Partners Funds

ARTISAN SELECT EQUITY FUND

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (2/28/2020 to 9/30/2022)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2022)

Fund / Index	1-Year	Since Inception
Artisan Select Equity Fund – Investor Shares (2/28/2020)	-23.43%	1.23%
Artisan Select Equity Fund – Advisor Shares (2/28/2020)	-23.26	1.35
Artisan Select Equity Fund – Institutional Shares (2/28/2020)	-23.33	1.37
S&P 500® Index	-15.47	9.50	*

*	As of Investor, Advisor and Institutional Shares inception date.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, visit www.artisanpartners.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The Fund’s performance reflects Artisan Partners’ contractual agreement to limit the Fund’s expenses, which has had a material impact on performance and performance would have been lower in its absence. See Notes on Management’s Discussion of Fund Performance and Portfolio Holdings’ Classification for a description of the index.

INVESTING ENVIRONMENT

During the one-year period ended September 30, 2022, US equities struggled. Large-cap stocks held up better than small- and mid-cap stocks, but all were down meaningfully. From a style perspective, value outperformed growth during the period. Sector returns were all negative, except for energy and utilities. It was a volatile period for global markets, which were plagued by inflation, global growth concerns and tighter financial conditions. These challenges, combined with the COVID-19 pandemic and the war in Ukraine, have fostered uncertainty in the marketplace.

SECTOR DIVERSIFICATION

Sector	9/30/2022	9/30/2021
Communication Services	9.5%	11.9%
Consumer Discretionary	17.8	20.0
Consumer Staples	4.7	4.5
Financials	34.0	26.1
Health Care	10.0	10.6
Industrials	3.1	5.3
Information Technology	6.3	4.7
Materials	9.9	9.6
Other assets less liabilities	4.7	7.3
	100.0%	100.0%

PERFORMANCE DISCUSSION

Top contributors within the portfolio during the period included: US-based health benefits company Elevance, US-based insurance holding company Progressive, UK-based defense, security and aerospace company BAE Systems, US-based reinsurance company Alleghany and US-based organic grocery store chain Sprouts Farmers Market. Bottom contributors during the period included: US-based social networking website operator Meta, US-based dental supply manufacturer DENTSPLY SIRONA, Chinese e-commerce company Alibaba, German cement producer HeidelbergCement and Korean electronic products and solutions manufacturer Samsung Electronics.

REGION ALLOCATION

Region	9/30/2022	9/30/2021
Americas	77.9%	74.1%
Europe	9.0	10.1
Emerging Markets	8.4	8.5

FUND CHANGES

During the period, we identified the following new investment opportunities for the portfolio: US-based reinsurance company Alleghany, US-based food service, facilities and uniform services provider Aramark and US-based provider of etch equipment to the semiconductor industry Lam Research Corp. We funded these purchases in part through exiting our positions in Booking Holdings, BAE Systems and Sprouts Farmers Market.

Artisan Partners Funds	21

ARTISAN SMALL CAP FUND

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/1995 to 9/30/2022)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2022)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Small Cap Fund – Investor Shares (3/28/1995)	-38.24%	2.35%	8.06%	10.17%	8.74%
Artisan Small Cap Fund – Advisor Shares (2/1/2017)	-38.16	2.48	8.21	n/a	9.90
Artisan Small Cap Fund – Institutional Shares (5/7/2012)	-38.12	2.58	8.29	10.41	10.66
Russell 2000® Index	-23.50	4.29	3.55	8.55	8.42	*
Russell 2000® Growth Index	-29.27	2.94	3.60	8.81	7.06	*

*	As of Investor Shares inception date.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, visit www.artisanpartners.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See Notes on Management’s Discussion of Fund Performance and Portfolio Holdings’ Classification for a description of each index.

INVESTING ENVIRONMENT

During the one-year period ended September 30, 2022, US equities struggled. Large-cap stocks held up better than small- and mid-cap stocks, but all were down meaningfully. From a style perspective, value outperformed growth during the period. Sector returns were all negative, except for energy and utilities. It was a volatile period for global markets, which were plagued by inflation, global growth concerns and tighter financial conditions. These challenges, combined with the COVID-19 pandemic and the war in Ukraine, have fostered uncertainty in the marketplace.

SECTOR DIVERSIFICATION

Sector	9/30/2022	9/30/2021
Communication Services	0.6%	4.5%
Consumer Discretionary	11.0	14.1
Consumer Staples	0.6	1.6
Financials	3.3	1.9
Health Care	33.3	27.7
Industrials	12.6	9.5
Information Technology	38.2	38.7
Real Estate	–	0.5
Other assets less liabilities	0.4	1.5
	100.0%	100.0%

PERFORMANCE DISCUSSION

Top contributors within the portfolio during the period included: US-based developer of medical devices Shockwave, Dutch biotechnology company Argenx, US-based biopharmaceutical company Halozyme Therapeutics, US-based social gaming operator Zynga and US-based designer and manufacturer of engineered fabricated metal products and services Valmont. Bottom contributors during the period included: US-based cancer diagnostics lab NeoGenomics, US-based provider of cloud-based accounting software Blackline, US-based provider of secure, cloud-based virtual banking solutions to regional and community banks Q2 Holdings, US-based developer of molecular tests designed to minimize ambiguity in the treatment of patients with cancer Veracyte and US-based digital education company Chegg.

FUND CHANGES

During the period, we identified the following new investment opportunities for the portfolio: US-based provider of data analytics DoubleVerify Holdings, US-based developer of semiconductors Allegro MicroSystems, US-based technology developer for monitoring suspected heartbeat arrhythmias iRhythm, US-based retailer of swimming pool supplies Leslie’s and US-based cloud-based provider of payroll and related software Ceridian HCM Holding. We funded these purchases in part through exiting our positions in NeoGenomics, LivePerson, Zynga, Avalara and YETI.

22	Artisan Partners Funds

ARTISAN SUSTAINABLE EMERGING MARKETS FUND

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $1,000,000 INVESTMENT (6/26/2006 to 9/30/2022)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2022)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Sustainable Emerging Markets Fund – Investor Shares (6/2/2008)	-34.51%	-4.99%	-3.19%	0.73%	-1.39%
Artisan Sustainable Emerging Markets Fund – Advisor Shares (4/27/2022)	n/a	n/a	n/a	n/a	-14.65	†
Artisan Sustainable Emerging Markets Fund – Institutional Shares (6/26/2006)	-34.46	-4.86	-3.06	0.87	2.62
MSCI Emerging Markets Index	-28.11	-2.07	-1.81	1.05	3.83	*

†	For the period from commencement of operations 4/27/2002 through 9/30/2022.
*	As of Institutional Shares inception date.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, visit www.artisanpartners.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The Fund’s performance reflects Artisan Partners’ contractual agreement to limit the Fund’s expenses, which has had a material impact on performance and performance would have been lower in its absence. See Notes on Management’s Discussion of Fund Performance and Portfolio Holdings’ Classification for a description of the index.

INVESTING ENVIRONMENT

During the one-year period ended September 30, 2022, emerging markets struggled, even more so than their US and European counterparts. Country-level returns were mixed during the period. Indonesia was the top contributor in the MSCI Emerging Markets Index, while China was the main detractor, partially due to continued COVID-19 restrictions in China. It was a volatile period for global markets, which were plagued by inflation, global growth concerns and tighter financial conditions. These challenges, combined with the COVID-19 pandemic and the war in Ukraine, have fostered uncertainty in the marketplace.

SECTOR DIVERSIFICATION

Sector	9/30/2022	9/30/2021
Communication Services	4.9%	6.0%
Consumer Discretionary	13.9	15.2
Consumer Staples	3.5	3.1
Energy	3.1	4.4
Financials	20.1	18.9
Health Care	6.2	6.4
Industrials	13.6	12.5
Information Technology	26.2	23.6
Materials	3.3	5.4
Real Estate	1.6	–
Utilities	–	1.3
Other assets less liabilities	3.6	3.2
	100.0%	100.0%

PERFORMANCE DISCUSSION

Top contributors within the portfolio during the period included: Taiwanese electronic paper producer E Ink, Indian retail and corporate bank ICICI Bank, Brazilian bank Itau Unibanco, Egyptian banking and financial services provider Commercial International Bank Egypt and Chilean telecom company Empresa Nacional de Telecomunicaciones. Bottom contributors during the period included: Taiwanese integrated circuits manufacturer Taiwan Semiconductor Manufacturing Co, Korean electronic products and solutions manufacturer Samsung Electronics, Chinese e-commerce company Alibaba, Russian mining company Polyus and Russian oil and gas company Lukoil.

REGION ALLOCATION

Region	9/30/2022	9/30/2021
Emerging Asia	65.4%	62.1%
Latin America	16.7	14.6
Europe, Middle East and Africa	7.6	16.8
Developed Markets	6.7	3.3

FUND CHANGES

During the period, we identified the following new investment opportunities for the portfolio: Mexico-based real estate developer Vesta, Indian digital services and consulting company Infosys, Greek industrial conglomerate Mytilineos, Argentinian software solutions company Globant and South African telecom

Artisan Partners Funds	23

company MTN Group. We funded these purchases in part through exiting our positions in Kajaria Ceramics, Commercial International Bank Egypt, Focus Energia, JUMBO and Metropolis Healthcare.

As of March 3, 2022 through period end, Russian securities within the portfolio had been valued at zero due to sanctions related to the war in Ukraine.

24	Artisan Partners Funds

ARTISAN VALUE FUND

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/27/2006 to 9/30/2022)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2022)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Value Fund – Investor Shares (3/27/2006)	-16.50%	5.81%	4.92%	8.06%	6.49%
Artisan Value Fund – Advisor Shares (4/1/2015)	-16.35	5.98	5.09	n/a	6.64
Artisan Value Fund – Institutional Shares (7/26/2011)	-16.34	6.04	5.16	8.31	8.15
Russell 1000® Index	-17.22	7.95	9.00	11.60	8.48	*
Russell 1000® Value Index	-11.36	4.36	5.29	9.17	6.42	*

*	As of Investor Shares inception date.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, visit www.artisanpartners.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The Advisor Shares’ performance reflects Artisan Partners’ contractual agreement to limit the Fund’s expenses, which has had a material impact on performance and performance would have been lower in its absence. See Notes on Management’s Discussion of Fund Performance and Portfolio Holdings’ Classification for a description of each index.

INVESTING ENVIRONMENT

During the one-year period ended September 30, 2022, US equities struggled. Large-cap stocks held up better than small- and mid-cap stocks, but all were down meaningfully. From a style perspective, value outperformed growth during the period. Sector returns were all negative, except for energy and utilities. It was a volatile period for global markets, which were plagued by inflation, global growth concerns and tighter financial conditions. These challenges, combined with the COVID-19 pandemic and the war in Ukraine, have fostered uncertainty in the marketplace.

SECTOR DIVERSIFICATION

Sector	9/30/2022	9/30/2021
Communication Services	17.7%	16.0%
Consumer Discretionary	11.3	13.4
Consumer Staples	6.6	6.9
Energy	6.8	5.0
Financials	18.8	19.7
Health Care	11.8	13.4
Industrials	14.2	14.2
Information Technology	10.7	7.6
Materials	–	1.4
Other assets less liabilities	2.1	2.4
	100.0%	100.0%

PERFORMANCE DISCUSSION

Top contributors within the portfolio during the period included: US-based healthcare company that develops and commercializes pharmaceutical products Vertex Pharmaceuticals, US-based shale-focused E&P firm EOG Resources, US-based health insurance provider Cigna, US-based security company Northrop Grumman and US-based insurance company Arch Capital. Bottom contributors during the period included: Netherlands-based health technology company Koninklijke Philips, US-based social networking website operator Meta, US-based media and television broadcasting company Comcast, US-based Internet search engine operator Alphabet and Korean electronic products and solutions manufacturer Samsung Electronics.

REGION ALLOCATION

Region	9/30/2022	9/30/2021
Americas	83.8%	77.8%
Europe	9.9	14.8
Emerging Markets	4.2	5.0

FUND CHANGES

During the period, we identified the following new investment opportunities for the portfolio: US-based retail electronic payments network provider Visa, US-based entertainment

Artisan Partners Funds	25

streaming business Netflix, US-based information management and electronic commerce systems provider Fiserv, US-based commercial bank Bank of America and French multinational aircraft engine, rocket engine, aerospace-component and defense company Safran. We funded these purchases in part through exiting our positions in Sanofi, Fresenius Medical Care, Swedish Match, Cie Generale des Etablissements Michelin and Celanese.

26	Artisan Partners Funds

ARTISAN VALUE INCOME FUND

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (2/28/2022 to 9/30/2022)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2022)

Fund / Index	Since Inception†
Artisan Value Income Fund – Investor Shares (2/28/2022)	-17.16%
Artisan Value Income Fund – Advisor Shares (2/28/2022)	-17.11
Artisan Value Income Fund – Institutional Shares (2/28/2022)	-17.10
S&P 500® Index	-17.23	*
Dow Jones US Select Dividend Index	-11.07	*

†	For the period from commencement of operations 2/28/2022 through 9/30/2022; not annualized.
*	As of Investor, Advisor and Institutional Shares inception date.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, visit www.artisanpartners.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. Unlike the Index, the Fund may hold loans and other security types. At times, this can cause material differences in relative performance. The Fund’s performance reflects Artisan Partners’ contractual agreement to limit the Fund’s expenses, which has had a material impact on performance and performance would have been lower in its absence. See Notes on Management’s Discussion of Fund Performance and Portfolio Holdings’ Classification for a description of the index.

INVESTING ENVIRONMENT

During the period between the Fund’s February 28, 2022 inception and September 30, 2022, US equities struggled. Large-cap stocks held up better than small- and mid-cap stocks, but all were down. From a style perspective, value outperformed growth during the period. Sector returns were all negative, except for energy. It was a volatile period for global markets, which were plagued by inflation, global growth concerns and tighter financial conditions. These challenges, combined with the COVID-19 pandemic and the war in Ukraine, have fostered uncertainty in the marketplace.

SECTOR DIVERSIFICATION

Sector	9/30/2022
Communication Services	5.8%
Consumer Discretionary	6.2
Consumer Staples	14.3
Energy	4.5
Financials	21.7
Health Care	6.9
Industrials	14.4
Information Technology	7.0
Real Estate	9.3
Utilities	7.9
Other assets less liabilities	2.0
100.0%

PERFORMANCE DISCUSSION

Top contributors within the portfolio during the period included: US-based tax preparation, accounting and consumer financial services company H&R Block, Swedish tobacco company Swedish Match, US-based health solutions provider Merck, US-based real estate investment trust services provider STORE Capital and US-based self-managed real estate investment trust company PS Business Parks. Bottom contributors during the period included: Netherlands-based health technology company Koninklijke Philips, Korean electronic products and solutions manufacturer Samsung Electronics, US-based media and television broadcasting company Comcast, US-based alternative asset manager Carlyle and US-based outdoor advertising company Lamar Advertising.

REGION ALLOCATION

Region	9/30/2022
Americas	86.5%
Europe	9.6
Emerging Markets	1.9

FUND CHANGES

During the period, we identified the following new investment opportunities for the portfolio: US-based cable company Cable One, US-based aerospace company Boeing, US-based commercial bank Bank of America, US-based ski resort owner and operator Vail Resorts and US-based asset manager GCM Grosvenor. We funded these purchases in part through exiting our positions in Swedish Match, Twitter, Cie Generale des Etablissements Michelin, Fresenius Medical Care and PS Business Parks.

Artisan Partners Funds	27

ARTISAN PARTNERS FUNDS, INC

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

for the Schedules of Investments

Investment Footnotes

*	Non-income producing security
#	Percentages for the various classifications relate to total net assets
^	Amount rounds to less than $1, 0.1% or 1 share
‡	One contract is equal to 100 shares.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

Investment abbreviations/descriptions

ADR	American Depositary Receipt
BOA	Bank of America
BUBOR	Budapest Interbank Offered Rate
CDI	Certificate of Interbank Deposit
CITI	Citibank, N.A.
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
ICE	Intercontinental Exchange
JIBAR	Johannesburg Interbank Average Rate
JPM	JPMorganChase Bank, N.A.
LIBOR	London Interbank Offered Rate
NYRS	New York Registry Shares
PIK	Payment-In-Kind
Preference	A special type of equity investment that shares in the earnings of the company and may have a dividend preference. Preference shares may also have liquidatio preference.
PRIBOR	Prague Interbank Offered Rate
SCB	Standard Chartered Bank
SOFR	Secured Overnight Financing Rate
SPDR	Standard & Poor’s Depository Receipts
TIIE	Mexican Interbank Equilibrium Interest Rate
THOR	Thai Overnight Repurchase Rate
UBS AG	Union Bank of Switzerland
WIBOR	Warsaw Interbank Offer Rate

Currency abbreviations

AUD Australian dollar	CZK Czech koruna
BRL Brazilian real	DKK Danish krone
CAD Canadian dollar	DOP Dominican peso
CHF Swiss franc	EUR Euro
CLP Chilean peso	GBP British pound
CNY Chinese yuan	HKD Hong Kong dollar

28	Artisan Partners Funds

HUF Hungarian forint	RON Romanian leu
IDR Indonesian rupiah	RSD Serbian dinar
ILS Israel new shekel	SEK Swedish krona
INR Indian rupee	SGD Singapore dollar
ISK Iceland krona	THB Thailand baht
JPY Japanese yen	TWD New Taiwan dollar
KRW Korean won	UGX Ugandan shilling
KZT Kazakhstan tenge	USD U.S. dollar
MXN Mexican peso	UZS Uzbekistani som
MYR Malaysia ringgit	VND Vietnamese dong
NOK Norwegian krone	ZAR South African rand
PEN Peruvian nuevo sol	ZMW Zambian kwacha
PLN Polish zloty

Artisan Partners Funds	29

Artisan Developing World Fund

Schedule of Investments – September 30, 2022

Shares and dollar values in thousands

	Shares Held	Value
COMMON STOCKS - 98.5%

BRAZIL - 8.1%
MercadoLibre, Inc.*	240	$199,002
NU Holdings Ltd., Class A*	14,434	63,507

		262,509
CHINA - 24.5%
Bilibili, Inc., ADR*	4,202	64,369
China Tourism Group Duty Free Corp. Ltd., Class A(1)	1,134	31,494
JD Health International, Inc.*(1)	13,298	75,803
Kanzhun Ltd., ADR*	1,928	32,537
KE Holdings, Inc., ADR*	3,773	66,106
Kweichow Moutai Co. Ltd., Class A(1)	400	105,241
Meituan, Class B*(1)	7,703	161,438
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A(1)	1,847	77,988
Tencent Holdings Ltd.(1)	2,232	75,376
Wuxi Biologics Cayman, Inc.*(1)	11,451	68,606
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A(1)	1,004	37,659

		796,617
FRANCE - 5.2%
Hermes International(1)	32	37,690
LVMH Moet Hennessy Louis Vuitton SE(1)	175	102,818
Sartorius Stedim Biotech(1)	97	29,582

		170,090
INDIA - 3.0%
HDFC Bank Ltd., ADR	1,707	99,716

NETHERLANDS - 7.9%
Adyen NV*(1)	122	151,474
ASML Holding NV, NYRS	251	104,333

		255,807
RUSSIA - 0.0%
Yandex NV, Class A*(1)(2)(3)	1,677	–

SINGAPORE - 6.0%
Sea Ltd., ADR*	3,488	195,503

UNITED STATES - 43.1%
Airbnb, Inc., Class A*	2,061	216,469
Align Technology, Inc.*	377	78,110
Crowdstrike Holdings, Inc., Class A*	1,030	169,754
Estee Lauder Cos., Inc. (The), Class A	330	71,333
Mastercard, Inc., Class A	125	35,679
Netflix, Inc.*	358	84,362
NVIDIA Corp.	1,750	212,480
Snap, Inc., Class A*	7,920	77,775
Snowflake, Inc., Class A*	486	82,633
Unity Software, Inc.*	3,220	102,583
Veeva Systems, Inc., Class A*	665	109,668
Visa, Inc., Class A	901	160,023

		1,400,869
URUGUAY - 0.7%
Dlocal Ltd.*	1,102	22,623

Total common stocks (Cost $3,205,184)		3,203,734

Total investments - 98.5% (Cost $3,205,184)		3,203,734

Other assets less liabilities - 1.5%		47,872

Total net assets - 100.0%#		$3,251,606

(1)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Partners Funds. In total, securities valued at a fair value were $955,169, or 29.4% of total net assets. See notes 2(a) and 4 in Notes to Financial Statements for additional information.
(2)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(3)	Security is restricted.

Security	Acquisition Dates	Cost	Value	Percentage of Total Net Assets
Yandex NV	10/13/2021 - 01/25/2022	$48,814	$–	0.0%

PORTFOLIO DIVERSIFICATION
Dollar values in thousands
	Value	Percentage of Total Investments
Communication Services	$529,922	16.5%
Consumer Discretionary	824,714	25.7
Consumer Staples	176,574	5.5
Financials	163,223	5.1
Health Care	401,613	12.5
Information Technology	1,041,582	32.6
Real Estate	66,106	2.1

Total investments	$3,203,734	100.0%

TRADING CURRENCIES
Dollar values in thousands
	Value	Percentage of Total Investments
CNY	$252,382	7.9%
EUR	321,564	10.0
HKD	381,223	11.9
USD	2,248,565	70.2

Total investments	$3,203,734	100.0%

TOP TEN HOLDINGS
Company Name	Country	Percentage of Total Net Assets
Airbnb, Inc.	United States	6.7%
NVIDIA Corp.	United States	6.5
MercadoLibre, Inc.	Brazil	6.1
Sea Ltd.	Singapore	6.0
Crowdstrike Holdings, Inc.	United States	5.2
Meituan	China	5.0
Visa, Inc.	United States	4.9
Adyen NV	Netherlands	4.7
Veeva Systems, Inc.	United States	3.4
Kweichow Moutai Co. Ltd.	China	3.2

Total		51.7%

Definitions of abbreviations and footnotes are detailed on page 28.

The accompanying notes are an integral part of the financial statements.

30	Artisan Partners Funds

Artisan Emerging Markets Debt Opportunities Fund

Schedule of Investments – September 30, 2022

Principal amount, shares and values in thousands and reported in USD unless otherwise stated

	Principal Amount		Market Value
SOVEREIGN GOVERNMENT BONDS - 71.2%

ALBANIA - 1.3%
Republic of Albania 3.50%, 10/9/2025	EUR	300	$265

ANGOLA - 3.0%
Republic of Angola (ICE LIBOR USD 6 Month + 7.50%), 10.45%, 7/1/2023(1)		458	459
6.93%, 2/19/2027		186	167

			626
ARMENIA - 0.9%
Republic of Armenia
3.60%, 2/2/2031		290	196

BAHAMAS - 1.2%
Commonwealth of the Bahamas
5.75%, 1/16/2024		306	251

BENIN - 2.9%
Benin Government Bond
4.88%, 1/19/2032	EUR	930	620

BRAZIL - 3.4%
Notas do Tesouro Nacional
10.00%, 1/1/2025	BRL	2,662	480
10.00%, 1/1/2029	BRL	1,355	231

			711
CAMEROON - 2.8%
Republic of Cameroon
9.50%, 11/19/2025		600	588

COLOMBIA - 2.0%
Republic of Colombia
2.63%, 3/15/2023		425	419

DOMINICAN REPUBLIC - 7.2%
Dominican Republic Government Bond
8.90%, 2/15/2023	DOP	39,950	744
11.50%, 5/10/2024	DOP	3,700	70
6.88%, 1/29/2026		100	97
9.75%, 6/5/2026	DOP	16,000	289
4.88%, 9/23/2032		300	226
5.30%, 1/21/2041		150	101

			1,527
EGYPT - 2.5%
Arab Republic of Egypt
4.75%, 4/11/2025	EUR	400	308
8.75%, 9/30/2051		400	220

			528
EL SALVADOR - 0.5%
Republic of El Salvador
7.75%, 1/24/2023		120	109

INDONESIA - 3.2%
Republic of Indonesia
8.25%, 5/15/2036	IDR	9,854,000	680

IRAQ - 4.5%
Republic of Iraq
6.75%, 3/9/2023		400	388
5.80%, 1/15/2028		698	572

			960
IVORY COAST - 2.7%
Republic of Cote d’Ivoire
5.25%, 3/22/2030	EUR	445	318
4.88%, 1/30/2032	EUR	400	262

			580
KENYA - 2.4%
Republic of Kenya
7.00%, 5/22/2027		675	517

MACEDONIA - 3.9%
Republic of North Macedonia
5.63%, 7/26/2023	EUR	748	726
2.75%, 1/18/2025	EUR	120	107

			833
MEXICO - 0.9%
United Mexican States
4.75%, 4/27/2032		220	197

MONGOLIA - 1.9%
State of Mongolia
8.75%, 3/9/2024		415	393

NIGERIA - 2.8%
Federal Republic of Nigeria
9.25%, 1/21/2049		232	148
Nigeria Government Bond
7.63%, 11/21/2025(3)		521	451

			599
OMAN - 0.9%
Sultanate of Oman Government Bond
7.38%, 10/28/2032		200	200

PARAGUAY - 2.7%
Republic of Paraguay
4.63%, 1/25/2023		205	204
3.85%, 6/28/2033		250	196
6.10%, 8/11/2044		216	179

			579
PERU - 1.4%
Republic of Peru
6.15%, 8/12/2032	PEN	1,400	290

ROMANIA - 2.8%
Romania Government Bond
6.63%, 9/27/2029(3)	EUR	190	176
3.62%, 5/26/2030	EUR	400	294
4.63%, 4/3/2049	EUR	200	129

			599
SERBIA - 4.0%
Republic of Serbia
3.13%, 5/15/2027	EUR	200	159
1.50%, 6/26/2029	EUR	295	191
1.65%, 3/3/2033	EUR	905	489

			839
TUNISIA - 0.7%
Tunisian Republic
6.75%, 10/31/2023	EUR	205	152

Artisan Partners Funds	31

	Principal Amount		Market Value
UZBEKISTAN - 5.9%
Republic of Uzbekistan
14.50%, 11/25/2023	UZS	10,000,000	$872
5.38%, 2/20/2029		450	376

			1,248
ZAMBIA - 2.8%
Republic of Zambia
11.00%, 6/17/2024	ZMW	4,848	265
10.00%, 6/28/2024	ZMW	4,367	238
10.00%, 9/20/2024	ZMW	1,757	93

			596

Total sovereign government bonds (Cost $16,465)			15,102

CORPORATE BONDS - 10.4%

BRAZIL - 3.1%
Cosan Overseas Ltd.
8.25%, 11/5/2022(2)		196	193
MC Brazil Downstream Trading SARL
7.25%, 6/30/2031		300	226
Unigel Luxembourg SA
8.75%, 10/1/2026		253	241

			660
CHILE - 1.0%
ATP Tower Holdings LLC
4.05%, 4/27/2026(3)		270	215

CHINA - 0.5%
CAR, Inc.
9.75%, 3/31/2024		128	106

COLOMBIA - 2.8%
Aris Mining Corp.
6.88%, 8/9/2026		277	201
EnfraGen Energia Sur SA
5.38%, 12/30/2030		280	166
Gran Tierra Energy International Holdings Ltd.
6.25%, 2/15/2025		275	227

			594
CZECH REPUBLIC - 0.4%
Energo-Pro A/S
4.50%, 5/4/2024		100	91

MEXICO - 1.1%
Electricidad Firme de Mexico Holdings SA de CV
4.90%, 11/20/2026		277	226

PERU - 0.5%
PetroTal Corp.
12.00%, 2/16/2024(3)		100	102

TANZANIA - 1.0%
HTA Group Ltd.
7.00%, 12/18/2025(3)		240	208

Total corporate bonds (Cost $2,367)			2,202
	No. of Contracts‡		Value
OPTIONS PURCHASED - 0.0%^

PUT INTEREST RATE SWAPTIONS - 0.0%^
Option to enter into interest rate swap expiring 4/12/2024 to pay 4% and receive 1D SOFR (Cost $4)		196	7

			7

Total options purchased (Cost $4)			7

	Principal Amount
SHORT-TERM INVESTMENTS - 14.9%

U.S. TREASURY OBLIGATIONS - 14.9%
U.S. Treasury Bills
0.60%(4), 10/04/2022		$1,450	1,450
1.78%(4), 10/11/2022		1,700	1,699

Total short-term investments (Cost $3,149)			3,149

Total investments - 96.5% (Cost $21,985)			20,460

Other assets less liabilities - 3.5%			739

Total net assets - 100.0%#			$21,199

(1)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of September 30, 2022.
(2)	Perpetual security. The rate reflected was the rate in effect on September 30, 2022. The maturity date reflects the next call date.
(3)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. May be resold in transactions exempt from registration, normally to qualified institutional buyers.
(4)	Yield to maturity.

PORTFOLIO DIVERSIFICATION
Dollar values in thousands
	Value	Percentage of Total Investments
Energy	$839	4.1%
Foreign Government Securities	15,102	73.8
Industrials	529	2.6
Materials	442	2.2
Options Purchased	7	0.0
Utilities	392	1.9
Short-Term Investments	3,149	15.4

Total investments	$20,460	100.0%

TRADING CURRENCIES
Dollar values in thousands
	Value	Percentage of Total Investments
BRL	$711	3.5%
DOP	1,103	5.4
EUR	4,287	20.9
IDR	680	3.3
PEN	290	1.4
USD	11,921	58.3
UZS	872	4.3
ZMW	596	2.9

Total investments	$20,460	100.0%

32	Artisan Partners Funds

FOREIGN CURRENCY FORWARD CONTRACTS
Values in thousands
Currency Purchased		Currency Sold			Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	729	BRL	**	3,696	CITI	10/4/2022	$44
USD	638	UGX	**	2,448,670	SCB	10/4/2022	3
USD	317	PEN	**	1,226	CITI	10/11/2022	10
RSD	26,550	EUR		224	JPM	10/24/2022	1
RSD	50,700	EUR		428	SCB	10/24/2022	3
MXN	19,247	USD		941	SCB	10/31/2022	9
USD	480	BRL	**	2,592	CITI	11/3/2022	3
UZS**	567,859	USD		50	JPM	11/4/2022	1 (1)
KZT**	410,890	USD		834	SCB	12/9/2022	12
EUR	68	USD		67	SCB	12/21/2022	1
USD	4,531	EUR		4,504	SCB	12/21/2022	89

Total unrealized appreciation							176

BRL**	1,104	USD		206	SCB	10/4/2022	(2)
UGX**	2,448,670	USD		669	JPM	10/4/2022	(34)
RON	7,965	EUR		1,633	JPM	10/6/2022	(24)
IDR**	1,900,000	USD		128	SCB	11/21/2022	(4)
USD	400	IDR	**	6,100,000	CITI	11/21/2022	–^
HUF	540,534	EUR		1,304	SCB	12/2/2022	(53)
PLN	3,192	EUR		664	SCB	12/6/2022	(16)
EUR	157	USD		158	SCB	12/21/2022	(3)
USD	400	EUR		410	SCB	12/21/2022	(5)

Total unrealized depreciation							(141)

Net unrealized appreciation							$35

**	Non-deliverable.
(1)	Valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

FUTURES CONTRACTS
Dollar values in thousands
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Notional Value	Unrealized Appreciation
Short Positions Contracts
Euro-Bobl	(12)	12/8/2022	EUR	$(1,200)	$(1,408)	$30
Euro-Bund	(10)	12/8/2022	EUR	(1,000)	(1,357)	50
Euro-Schatz	(11)	12/8/2022	EUR	(1,100)	(1,155)	10
U.S. Treasury 2 Year Note	(20)	12/30/2022	USD	(4,000)	(4,108)	63
U.S. Treasury 5 Year Note	(13)	12/30/2022	USD	(1,300)	(1,398)	34
U.S. Treasury 10 Year Note	(19)	12/20/2022	USD	(1,900)	(2,129)	96
U.S. Treasury Long Bond	(3)	12/20/2022	USD	(300)	(379)	28

Net unrealized appreciation						$311

The Fund has recorded a liability of $5 as of September 30, 2022, related to the current day’s variation margin related to these contracts.

Centrally Cleared Credit Default Swap-Sell Protection
(Dollar values in thousands)
Reference Entity	Financing Rate (Paid) / Received by the Fund (%)	Frequency of Payments Made/Received	Termination Date	Notional Amount	Upfront (Payments) Receipts	Unrealized Appreciation (Depreciation)	Value
Republic of South Africa	1.00	Quarterly	6/20/2023	USD 205	(2)	1	(1)

Total					(2)	1	(1)

The Fund has recorded a liability of $3 as of September 30, 2022, related to the current day’s variation margin related to these contracts.

Artisan Partners Funds	33

Centrally Cleared Interest Rate Swaps
(Values in thousands)
Floating Rate Index (Frequency)	Fixed Rate (%) (Frequency)	Fund Pays/ Receives Floating Rate	Termination Date	Notional Amount	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Value
1 day CDI at termination	11.39 at termination	Pay	1/2/2032	BRL 640	–	3	3

Net unrealized appreciation and value					–	3	3

4 week TIIE monthly	8.55 monthly	Pay	4/2/2027	MXN 13,500	–	(19)	(19)
4 week TIIE monthly	8.65 monthly	Pay	5/17/2032	MXN 8,570	–	(15)	(15)
4 week TIIE monthly	8.73 monthly	Pay	6/21/2032	MXN 7,200	–	(10)	(10)
4 week TIIE monthly	8.72 monthly	Pay	9/1/2032	MXN 4,100	–	(6)	(6)

Net unrealized depreciation and value					–	(50)	(50)

Total					–	(47)	(47)

The Fund has recorded a liability of $9 as of September 30, 2022, related to the current day’s variation margin related to these contracts.

TOP TEN HOLDINGS
Company Name	Country	Percentage of Total Net Assets
Dominican Republic Government Bond	Dominican Republic	7.2%
Republic of Uzbekistan	Uzbekistan	5.9
Republic of Iraq	Iraq	4.5
Republic of Serbia	Serbia	4.0
Republic of North Macedonia	Macedonia	3.9
Notas do Tesouro Nacional	Brazil	3.4
Republic of Indonesia	Indonesia	3.2
Republic of Angola	Angola	3.0
Benin Government Bond	Benin	2.9
Romania Government Bond	Romania	2.8

Total		40.8%

Definitions of abbreviations and footnotes are detailed on page 28.

The accompanying notes are an integral part of the financial statements.

34	Artisan Partners Funds

Artisan Floating Rate Fund

Schedule of Investments – September 30, 2022

Principal amount, shares and dollar values in thousands

	Principal Amount	Value
BANK LOANS - 86.6%

AEROSPACE/DEFENSE - 3.2%
Jazz Acquisition, Inc. First Lien Term Loan B (SOFR + 4.25%), 7.38%, 6/19/2026(1)	$466	$443
TransDigm, Inc. First Lien Term Loan G (ICE LIBOR USD 3 Month + 2.25%), 5.92%, 8/22/2024(1)	1,100	1,071

		1,514
AUTO PARTS & EQUIPMENT - 0.5%
Wheel Pros, Inc. First Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 7.55%, 5/11/2028(1)	332	243

BUILDING MATERIALS - 0.8%
CP Atlas Buyer, Inc. First Lien Term Loan B1 (ICE LIBOR USD 1 Month + 3.75%), 6.27%, 11/23/2027(1)	412	358

CHEMICALS - 1.1%
CPC Acquisition Corp. First Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 7.42%, 12/29/2027(1)	59	46
Iris Holding, Inc. First Lien Term Loan
(SOFR + 4.75%), 7.41%, 6/28/2028(1)	250	229
(SOFR + 4.75%), 7.89%, 6/28/2028(1)	250	229

		504
COMMERCIAL SERVICES - 16.1%
Corporation Service Co. Term Loan B (SOFR + 3.25%), 7.14%, 8/31/2029(1)	1,000	974
Digital Room Holdings, Inc. First Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%), 8.37%, 12/21/2028(1)	577	517
Employbridge Holding Co. First Lien Term Loan B (ICE LIBOR USD 3 Month + 4.75%), 8.42%, 7/19/2028(1)	1,499	1,331
KUEHG Corp. First Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 6.87%, 2/21/2025(1)	2,411	2,273
National Intergovernmental Purchasing Alliance Co. First Lien Term Loan (ICE LIBOR USD 3 Month + 3.50%), 6.53%, 5/23/2025(1)	363	350
National Intergovernmental Purchasing Alliance Co. Second Lien Term Loan (ICE LIBOR USD 3 Month + 7.50%), 9.75%, 5/26/2026(1)	315	309
New SK Holdco Sub LLC First Lien Term Loan (SOFR + 6.75%), 9.70%, 6/30/2027(1)	514	461
Spin Holdco, Inc. First Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 7.14%, 3/4/2028(1)	750	656
Trans Union LLC First Lien Term Loan B5 (ICE LIBOR USD 1 Month + 1.75%), 4.87%, 11/16/2026(1)	746	718

		7,589
DISTRIBUTION/WHOLESALE - 2.0%
BCPE Empire Holdings, Inc. First Lien Term Loan (SOFR + 4.63%), 7.76%, 6/11/2026(1)	995	948

DIVERSIFIED FINANCIAL SERVICES - 5.8%
Advisor Group Holdings, Inc. First Lien Term Loan B1 (ICE LIBOR USD 1 Month + 4.50%), 7.62%, 7/31/2026(1)	119	113
Edelman Financial Engines Center LLC First Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 6.62%, 4/7/2028(1)	639	585
Edelman Financial Engines Center LLC Second Lien Term Loan (ICE LIBOR USD 1 Month + 6.75%), 9.87%, 7/20/2026(1)	1,250	1,100
Focus Financial Partners LLC First Lien Term Loan B3 (ICE LIBOR USD 1 Month + 2.00%), 5.12%, 7/3/2024(1)	995	969

		2,767
ENGINEERING & CONSTRUCTION - 1.0%
KKR Apple Bidco LLC First Lien Term Loan (SOFR + 4.00%), 7.06%, 9/22/2028(1)	500	489

ENTERTAINMENT - 0.2%
J&J Ventures Gaming LLC First Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 7.67%, 4/26/2028(1)	104	98

FOOD - 4.3%
B&G Foods, Inc. First Lien Term Loan B4 (ICE LIBOR USD 1 Month + 2.50%), 5.62%, 10/10/2026(1)	985	930
Dairyland USA Corp. First Lien Term Loan (SOFR + 4.75%), 7.93%, 8/23/2029(1)	1,000	993
Shearer’s Foods LLC First Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 6.62%, 9/23/2027(1)	119	110

		2,033
FOOD SERVICE - 2.5%
TKC Holdings, Inc. First Lien Term Loan (ICE LIBOR USD 3 Month + 5.50%), 9.18%, 5/15/2028(1)	1,218	1,034
TKC Midco 1 LLC First Lien Term Loan 12.00%, 2/15/2027	187	160

		1,194
HEALTHCARE-PRODUCTS - 1.5%
Medline Borrower LP First Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 6.37%, 10/23/2028(1)	768	705

HEALTHCARE-SERVICES - 0.4%
Surgery Center Holdings, Inc. First Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 6.51%, 8/31/2026(1)	203	192

HOME FURNISHINGS - 0.2%
Weber-Stephen Products LLC First Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 6.37%, 10/30/2027(1)	128	103

HOUSEHOLD PRODUCTS/WARES - 1.9%
VC GB Holdings I Corp. First Lien Term Loan (ICE LIBOR USD 3 Month + 3.50%), 6.38%, 7/21/2028(1)	1,052	916

INSURANCE - 9.5%
Acrisure LLC First Lien Term Loan B3 (ICE LIBOR USD 1 Month + 4.25%), 7.37%, 2/15/2027(1)	233	219
Alliant Holdings Intermediate LLC First Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 6.37%, 5/9/2025(1)	340	325
AssuredPartners, Inc. First Lien Term Loan (SOFR + 3.50%), 6.53%, 2/12/2027(1)	1,244	1,175
AssuredPartners, Inc. First Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 6.62%, 2/12/2027(1)	575	543
BroadStreet Partners, Inc. First Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 6.12%, 1/27/2027(1)	739	697
USI, Inc. First Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 6.42%, 5/16/2024(1)	1,504	1,461

		4,420
INTERNET - 1.5%
Arches Buyer, Inc. First Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 6.37%, 12/6/2027(1)	796	714

INVESTMENT COMPANIES - 2.4%
Nexus Buyer LLC Second Lien Term Loan (ICE LIBOR USD 1 Month + 6.25%), 9.37%, 11/5/2029(1)	1,211	1,140

LEISURE TIME - 3.2%
Carnival Corp. First Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 6.13%, 10/18/2028(1)	581	506
MajorDrive Holdings IV LLC First Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 7.13%, 6/1/2028(1)	119	109
NCL Corp., Ltd. First Lien Term Loan A (ICE LIBOR USD 3 Month + 1.75%), 5.42%, 1/2/2024(1)	957	894

		1,509
PHARMACEUTICALS - 1.5%
Corgi Bidco, Inc. Term Loan (SOFR + 5.00%), 8.78%, 9/20/2029(1)	500	466
Sharp Midco LLC First Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 7.67%, 12/31/2028(1)	244	229

		695

Artisan Partners Funds	35

	Principal Amount	Value
RETAIL - 1.9%
Fogo De Chao, Inc. First Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 7.37%, 4/7/2025(1)	$863	$805
Portillo’s Holdings LLC First Lien Term Loan (ICE LIBOR USD 1 Month + 5.50%), 8.62%, 9/6/2024(1)	83	82

		887
SOFTWARE - 16.0%
Applied Systems, Inc. First Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 6.67%, 9/19/2024(1)	232	226
Applied Systems, Inc. Second Lien Term Loan (ICE LIBOR USD 3 Month + 5.50%), 9.17%, 9/19/2025(1)	118	116
Central Parent, Inc. First Lien Term Loan B (SOFR + 4.50%), 6.61%, 7/6/2029(1)	500	481
CommerceHub, Inc. First Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 7.12%, 12/29/2027(1)	496	443
CommerceHub, Inc. Second Lien Term Loan B (ICE LIBOR USD 1 Month + 7.00%), 10.12%, 12/29/2028(1)	60	48
Epicor Software Corp. First Lien Term Loan C (ICE LIBOR USD 1 Month + 3.25%), 6.37%, 7/30/2027(1)	580	542
Finastra USA, Inc. First Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 6.87%, 6/13/2024(1)	203	176
Matrix Parent, Inc. First Lien Term Loan (SOFR + 5.00%), 8.10%, 3/1/2029(1)	927	853
Orchid Finco LLC First Lien Term Loan B (SOFR + 4.75%), 7.58%, 7/27/2027(1)	839	793
RealPage, Inc. First Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.52%, 4/24/2028(1)	432	404
Renaissance Holdings Corp. First Lien Term Loan
(ICE LIBOR USD 1 Month + 3.25%), 5.77%, 5/30/2025(1)	233	221
(SOFR + 4.50%), 7.10%, 3/30/2029(1)	1,000	956
Renaissance Holdings Corp. Second Lien Term Loan (ICE LIBOR USD 1 Month + 7.00%), 10.12%, 5/29/2026(1)	120	114
SS&C Technologies Holdings, Inc. First Lien Term Loan B3 (ICE LIBOR USD 1 Month + 1.75%), 4.87%, 4/16/2025(1)	456	440
SS&C Technologies Holdings, Inc. First Lien Term Loan B4 (ICE LIBOR USD 1 Month + 1.75%), 4.87%, 4/16/2025(1)	370	357
UKG, Inc. First Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 5.54%, 5/4/2026(1)	283	268
UKG, Inc. Second Lien Term Loan (ICE LIBOR USD 3 Month + 5.25%), 7.54%, 5/3/2027(1)	257	242
Virgin Pulse, Inc. First Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 7.12%, 4/6/2028(1)	989	859

		7,539
TELECOMMUNICATIONS - 6.7%
Delta Topco, Inc. First Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 5.84%, 12/1/2027(1)	203	184
Delta Topco, Inc. Second Lien Term Loan (ICE LIBOR USD 3 Month + 7.25%), 9.34%, 12/1/2028(1)	75	66
Gridiron Fiber Corp. First Lien Term Loan B (ICE LIBOR USD 3 Month + 4.50%), 8.17%, 10/4/2028(1)	2,189	1,980
Maxar Technologies, Inc. First Lien Term Loan B (SOFR + 4.25%), 7.38%, 6/14/2029(1)	998	936

		3,166
TRANSPORTATION - 2.4%
SIRVA Worldwide, Inc. First Lien Term Loan
(ICE LIBOR USD 3 Month + 5.50%), 8.31%, 8/4/2025(1)	201	181
(ICE LIBOR USD 3 Month + 5.50%), 8.57%, 8/4/2025(1)	159	143
(ICE LIBOR USD 3 Month + 5.50%), 8.62%, 8/4/2025(1)	891	802
(ICE LIBOR USD 3 Month + 5.50%), 9.17%, 8/4/2025(1)	27	24

		1,150

Total bank loans (Cost $43,407)		40,873

CORPORATE BONDS - 4.0%

BANKS - 1.1%
Goldman Sachs Capital II (ICE LIBOR USD 3 Month + 0.77%, 4.00% Floor), 4.00%, 12/19/2022(1)(2)	720	516

DIVERSIFIED FINANCIAL SERVICES - 0.4%
AG TTMT Escrow Issuer LLC 8.63%, 9/30/2027(3)	194	182

INSURANCE - 0.5%
Acrisure LLC 4.25%, 2/15/2029(3)	320	251

INTERNET - 1.0%
Arches Buyer, Inc. 4.25%, 6/1/2028(3)	585	456

MISCELLANEOUS MANUFACTURING - 1.0%
General Electric Co. Series D, (ICE LIBOR USD 3 Month + 3.33%), 6.62%, 12/15/2022(1)(2)	510	477

Total corporate bonds (Cost $2,198)		1,882

	No. of Warrants
WARRANTS - 0.0%

DIVERSIFIED FINANCIAL SERVICES - 0.0%
Carnelian Point Holdings LP, expiring 6/30/2027, strike price 10 (Cost $–)*(4)(5)	1	–

	Shares Held
SHORT-TERM INVESTMENTS - 10.8%

INVESTMENT COMPANIES - 10.8%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 2.81%	1,742	$1,742
Federated Treasury Obligations Fund - Institutional Class, 2.85%	1,691	1,691
Fidelity Investments Money Market Treasury Portfolio - Institutional Class, 2.89%	1,691	1,691

Total short-term investments (Cost $5,124)		5,124

Total investments - 101.4% (Cost $50,729)		47,879

Other assets less liabilities - (1.4%)		(646)

Total net assets - 100.0%#		$47,233

(1)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of September 30, 2022.
(2)	Perpetual security. The rate reflected was the rate in effect on September 30, 2022. The maturity date reflects the next call date.
(3)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. May be resold in transactions exempt from registration, normally to qualified institutional buyers.
(4)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Partners Funds. In total, securities valued at a fair value were $–, or 0.0% of total net assets. See notes 2(a) and 4 in Notes to Financial Statements for additional information.
(5)	Defaulted security.

PORTFOLIO DIVERSIFICATION
Dollar values in thousands
	Value	Percentage of Total Investments
Communication Services	$3,264	6.8%
Consumer Discretionary	3,690	7.7
Consumer Staples	4,143	8.7
Financials	10,226	21.4
Health Care	1,592	3.3
Industrials	10,627	22.2
Information Technology	8,709	18.2
Materials	504	1.0
Short-Term Investment	5,124	10.7

Total investments	$47,879	100.0%

36	Artisan Partners Funds

TOP TEN HOLDINGS
Company Name	Country	Percentage of Total Net Assets
KUEHG Corp.	United States	4.8%
Gridiron Fiber Corp.	United States	4.2
USI, Inc.	United States	3.1
Employbridge Holding Co.	United States	2.8
AssuredPartners, Inc.	United States	2.5
SIRVA Worldwide, Inc.	United States	2.4
Nexus Buyer LLC	United States	2.4
Edelman Financial Engines Center LLC	United States	2.3
TransDigm, Inc.	United States	2.3
Renaissance Holdings Corp.	United States	2.3

Total		29.1%

Definitions of abbreviations and footnotes are detailed on page 28.

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	37

Artisan Focus Fund

Schedule of Investments – September 30, 2022

Shares and dollar values in thousands

	Shares Held	Value
COMMON STOCKS - 92.4%

AEROSPACE & DEFENSE - 6.4%
Northrop Grumman Corp.	109	$51,195
TransDigm Group, Inc.	99	51,808

		103,003
BEVERAGES - 2.3%
Monster Beverage Corp.*	420	36,492

CAPITAL MARKETS - 5.4%
Moody’s Corp.	66	16,041
S&P Global, Inc.	230	70,189

		86,230
CHEMICALS - 0.5%
Linde plc(1)	31	8,352

COMMUNICATIONS EQUIPMENT - 3.5%
Motorola Solutions, Inc.	255	57,160

CONSTRUCTION & ENGINEERING - 1.3%
Quanta Services, Inc.	160	20,340

ELECTRIC UTILITIES - 6.3%
NextEra Energy, Inc.	1,295	101,524

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 7.6%
American Tower Corp.	398	85,556
SBA Communications Corp.	128	36,438

		121,994
HEALTH CARE EQUIPMENT & SUPPLIES - 2.1%
Edwards Lifesciences Corp.*	408	33,746

HEALTH CARE PROVIDERS & SERVICES - 13.2%
Elevance Health, Inc.	36	16,177
McKesson Corp.	218	74,256
UnitedHealth Group, Inc.	242	122,409

		212,842
INSURANCE - 4.1%
Aon plc, Class A	246	65,820

IT SERVICES - 3.6%
Visa, Inc., Class A	326	57,868

LIFE SCIENCES TOOLS & SERVICES - 8.5%
Danaher Corp.	262	67,543
Thermo Fisher Scientific, Inc.	137	69,409

		136,952
OIL, GAS & CONSUMABLE FUELS - 1.3%
Cheniere Energy, Inc.	126	20,844

PERSONAL PRODUCTS - 2.0%
Estee Lauder Cos., Inc. (The), Class A	146	31,469

ROAD & RAIL - 7.5%
Canadian National Railway Co.(1)	148	15,972
Canadian Pacific Railway Ltd.(1)	1,573	104,983

		120,955
SOFTWARE - 9.0%
Atlassian Corp. plc, Class A*	38	8,094
Intuit, Inc.	21	8,027
Microsoft Corp.	445	103,645
Oracle Corp.	397	24,271

		144,037
WIRELESS TELECOMMUNICATION SERVICES - 7.8%
T-Mobile US, Inc.*	941	126,271

Total common stocks (Cost $1,468,658)		1,485,899

	No. of Contracts‡
OPTIONS PURCHASED - 3.4%

CALL OPTIONS - 3.4%

INTERNET & DIRECT MARKETING RETAIL - 3.3%
Amazon.com, Inc. 6/16/2023 at USD 70.00; Notional Amount: USD 129,261	11,439	53,849

SOFTWARE - 0.1%
Intuit, Inc. 1/20/2023 at USD 420.00; Notional Amount: USD 23,549	608	1,492

Total call options		55,341

Total options purchased (Cost $81,384)		55,341

	Shares Held
SHORT-TERM INVESTMENT - 1.9%

INVESTMENT COMPANY - 1.9%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 2.81% (Cost $30,961)	30,961	30,961

Total investments - 97.7% (Cost $1,581,003)		1,572,201

Other assets less liabilities - 2.3%		36,241

Total net assets - 100.0%#		$1,608,442

(1)	The Fund considers the company to be from outside the United States. See the Fund’s Statement of Additional Information for a description of the methodology used for country classifications.

Security	Country	Trading Currency
Canadian National Railway Co.	Canada	USD
Canadian Pacific Railway Ltd.	Canada	USD
Linde plc	United Kingdom	USD

38	Artisan Partners Funds

PORTFOLIO DIVERSIFICATION
Dollar values in thousands
	Value	Percentage of Total Investments
Communication Services	$126,271	8.0%
Consumer Discretionary	53,849	3.4
Consumer Staples	67,961	4.3
Energy	20,844	1.3
Financials	152,050	9.7
Health Care	383,539	24.4
Industrials	244,299	15.5
Information Technology	260,557	16.6
Materials	8,352	0.5
Real Estate	121,994	7.8
Utilities	101,524	6.5
Short-Term Investment	30,961	2.0

Total investments	$1,572,201	100.0%

FOREIGN CURRENCY FORWARD CONTRACTS
Values in thousands
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	132,505	CAD	169,879	JPM	11/9/2022	$9,533

Total unrealized appreciation						9,533

CAD	15,705	USD	11,917	JPM	11/9/2022	(549)
USD	3,249	CAD	4,493	JPM	11/9/2022	(4)

Total unrealized depreciation						(553)

Net unrealized appreciation						$8,980

TOP TEN HOLDINGS
Company Name	Country	Percentage of Total Net Assets
T-Mobile US, Inc.	United States	7.8%
UnitedHealth Group, Inc.	United States	7.6
Canadian Pacific Railway Ltd.	Canada	6.5
Microsoft Corp.	United States	6.4
NextEra Energy, Inc.	United States	6.3
American Tower Corp.	United States	5.3
McKesson Corp.	United States	4.6
S&P Global, Inc.	United States	4.4
Thermo Fisher Scientific, Inc.	United States	4.3
Danaher Corp.	United States	4.2

Total		57.4%

Definitions of abbreviations and footnotes are detailed on page 28.

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	39

Artisan Global Discovery Fund

Schedule of Investments – September 30, 2022

Shares and dollar values in thousands

	Shares Held	Value
COMMON STOCKS - 95.6%

BRAZIL - 2.2%
Hapvida Participacoes e Investimentos SA*	2,011	$2,834
NU Holdings Ltd., Class A*	541	2,378

		5,212
CANADA - 2.0%
Altus Group Ltd.	62	1,997
CAE, Inc.*	168	2,582

		4,579
CHINA - 0.7%
Silergy Corp.(1)	127	1,665

DENMARK - 5.4%
Ascendis Pharma A/S, ADR*	73	7,526
Genmab A/S*(1)	7	2,161
Vestas Wind Systems A/S(1)	153	2,808

		12,495
FINLAND - 1.3%
Metso Outotec OYJ(1)	473	3,133

GERMANY - 3.3%
CTS Eventim AG & Co. KGaA*(1)	67	2,773
Gerresheimer AG(1)	32	1,583
Puma SE(1)	71	3,308

		7,664
HONG KONG - 4.1%
Techtronic Industries Co. Ltd.(1)	998	9,432

ICELAND - 0.8%
Marel HF(1)	641	1,942

ITALY - 0.5%
Moncler SpA(1)	29	1,197

JAPAN - 1.6%
Obic Co. Ltd.(1)	28	3,765

LUXEMBOURG - 1.6%
Eurofins Scientific SE(1)	61	3,621

NETHERLANDS - 3.2%
Argenx SE, ADR*	17	5,869
Koninklijke DSM NV(1)	15	1,681

		7,550
NORWAY - 1.1%
Nordic Semiconductor ASA*(1)	194	2,539

UNITED KINGDOM - 4.9%
CNH Industrial NV(1)	474	5,286
London Stock Exchange Group plc(1)	55	4,626
Smiths Group plc(1)	81	1,357

		11,269
UNITED STATES - 62.9%
Advanced Micro Devices, Inc.*	106	6,689
Arista Networks, Inc.*	37	4,187
Atlassian Corp. plc, Class A*	32	6,673
Azenta, Inc.	28	1,183
Bentley Systems, Inc., Class B	70	2,137
Bill.com Holdings, Inc.*	12	1,582
UNITED STATES (CONTINUED)
Boston Scientific Corp.*	245	9,489
Catalent, Inc.*	102	7,359
Cooper Cos., Inc. (The)	8	2,229
Datadog, Inc., Class A*	9	812
First Republic Bank	33	4,321
Five Below, Inc.*	15	2,017
Generac Holdings, Inc.*	4	716
Global Payments, Inc.	51	5,531
Guidewire Software, Inc.*	28	1,706
HubSpot, Inc.*	17	4,627
Ingersoll Rand, Inc.	148	6,412
iRhythm Technologies, Inc.*	18	2,232
Lattice Semiconductor Corp.*	119	5,875
MACOM Technology Solutions Holdings, Inc.*	25	1,312
Morningstar, Inc.	19	3,975
Nasdaq, Inc.	121	6,851
Novanta, Inc.*	13	1,541
ON Semiconductor Corp.*	117	7,311
Papa John’s International, Inc.	35	2,447
S&P Global, Inc.	5	1,519
SVB Financial Group*	16	5,384
Take-Two Interactive Software, Inc.*	19	2,117
Teledyne Technologies, Inc.*	15	4,977
Tradeweb Markets, Inc., Class A	56	3,159
Valmont Industries, Inc.	26	6,996
Veeva Systems, Inc., Class A*	74	12,190
Wolfspeed, Inc.*	27	2,765
Workiva, Inc.*	51	3,943
Zscaler, Inc.*	23	3,856

		146,120

Total common stocks (Cost $231,107)		222,183

SHORT-TERM INVESTMENT - 4.0%

INVESTMENT COMPANY - 4.0%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 2.81% (Cost $9,356)	9,356	9,356

Total investments - 99.6% (Cost $240,463)		231,539

Other assets less liabilities - 0.4%		862

Total net assets - 100.0%#		$232,401

(1)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Partners Funds. In total, securities valued at a fair value were $52,877, or 22.8% of total net assets. See notes 2(a) and 4 in Notes to Financial Statements for additional information.

40	Artisan Partners Funds

PORTFOLIO DIVERSIFICATION
Dollar values in thousands
	Value	Percentage of Total Investments
Communication Services	$4,890	2.1%
Consumer Discretionary	8,969	3.9
Financials	32,213	13.9
Health Care	58,276	25.2
Industrials	40,664	17.6
Information Technology	73,493	31.7
Materials	1,681	0.7
Real Estate	1,997	0.9
Short-Term Investment	9,356	4.0

Total investments	$231,539	100.0%

TRADING CURRENCIES
Dollar values in thousands
	Value	Percentage of Total Investments
BRL	$2,834	1.2%
CAD	4,579	2.0
DKK	4,969	2.1
EUR	24,524	10.6
GBP	5,983	2.6
HKD	9,432	4.1
JPY	3,765	1.6
NOK	2,539	1.1
TWD	1,665	0.7
USD	171,249	74.0

Total investments	$231,539	100.0%

TOP TEN HOLDINGS
Company Name	Country	Percentage of Total Net Assets
Veeva Systems, Inc.	United States	5.2%
Boston Scientific Corp.	United States	4.1
Techtronic Industries Co. Ltd.	Hong Kong	4.1
Ascendis Pharma A/S	Denmark	3.2
Catalent, Inc.	United States	3.2
ON Semiconductor Corp.	United States	3.1
Valmont Industries, Inc.	United States	3.0
Nasdaq, Inc.	United States	2.9
Advanced Micro Devices, Inc.	United States	2.9
Atlassian Corp. plc	United States	2.9

Total		34.6%

Definitions of abbreviations and footnotes are detailed on page 28.

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	41

Artisan Global Equity Fund

Schedule of Investments – September 30, 2022

Shares and dollar values in thousands

	Shares Held	Value
COMMON STOCKS - 95.1%

BELGIUM - 1.1%
UCB SA(1)	29	$2,015

CANADA - 5.1%
Canadian National Railway Co.	23	2,446
Canadian Pacific Railway Ltd.	85	5,654
Descartes Systems Group, Inc. (The)*	14	914

		9,014
CHINA - 3.0%
CGN Power Co. Ltd., Class H(1)	6,255	1,353
China Longyuan Power Group Corp. Ltd., Class H(1)	1,616	2,021
China Tourism Group Duty Free Corp. Ltd., Class A(1)	67	1,863

		5,237
DENMARK - 4.2%
Ascendis Pharma A/S, ADR*	25	2,549
Novo Nordisk A/S, ADR	3	294
Novo Nordisk A/S, Class B(1)	22	2,163
ROCKWOOL A/S, Class B(1)	15	2,369

		7,375
FINLAND - 0.7%
Neste OYJ(1)	28	1,197

FRANCE - 4.1%
BNP Paribas SA(1)	75	3,151
Capgemini SE(1)	3	423
LVMH Moet Hennessy Louis Vuitton SE(1)	4	2,485
Pernod Ricard SA(1)	6	1,178

		7,237
GERMANY - 2.7%
Brenntag SE(1)	11	682
Deutsche Post AG(1)	67	2,042
Dr Ing hc F Porsche AG (Preference)*(1)	20	1,652
KION Group AG(1)	23	447

		4,823
INDIA - 1.2%
Reliance Industries Ltd.(1)	74	2,127

ITALY - 2.3%
BFF Bank SpA(1)	601	3,988

JAPAN - 2.7%
Azbil Corp.(1)	134	3,497
Toyota Industries Corp.(1)	25	1,190

		4,687
LUXEMBOURG - 1.2%
Majorel Group Luxembourg SA(1)	102	2,073

NETHERLANDS - 9.9%
Argenx SE, ADR*	17	6,115
Argenx SE*(1)	–^	61
ING Groep NV(1)	415	3,561
Shell plc(1)	290	7,207
Shell plc, ADR	12	583

		17,527
NORWAY - 0.6%
Volue ASA*(1)	419	1,129

RUSSIA - 0.0%
MMC Norilsk Nickel PJSC, ADR(1)(2)(3)	136	–
Sberbank of Russia PJSC*(1)(2)(3)	1,137	–

		–
SINGAPORE - 0.6%
DBS Group Holdings Ltd.(1)	46	1,064

SPAIN - 1.6%
Ferrovial SA(1)	121	2,740

SWEDEN - 2.3%
Nibe Industrier AB, Class B(1)	362	3,215
Viaplay Group AB, Class B*(1)	43	838

		4,053
SWITZERLAND - 3.0%
Barry Callebaut AG(1)	1	1,444
Cie Financiere Richemont SA(1)	18	1,718
UBS Group AG(1)	141	2,041

		5,203
UNITED KINGDOM - 3.5%
BAE Systems plc(1)	110	971
Barclays plc(1)	1,302	2,075
Linde plc(1)	4	1,203
Unilever plc(1)	45	1,966

		6,215
UNITED STATES - 45.3%
Alphabet, Inc., Class A*	38	3,615
Alphabet, Inc., Class C*	32	3,104
Amazon.com, Inc.*	54	6,099
Aon plc, Class A	10	2,695
Booking Holdings, Inc.*	2	3,163
Charles River Laboratories International, Inc.*	8	1,491
Chesapeake Energy Corp.	28	2,602
Darling Ingredients, Inc.*	61	4,052
Devon Energy Corp.	37	2,246
EQT Corp.	117	4,779
Halozyme Therapeutics, Inc.*	200	7,896
Intercontinental Exchange, Inc.	44	3,990
Microsoft Corp.	9	2,209
Natera, Inc.*	48	2,123
Norfolk Southern Corp.	12	2,548
NOV, Inc.	241	3,901
Schlumberger NV	215	7,708
Stryker Corp.	14	2,818
TJX Cos., Inc. (The)	52	3,257
T-Mobile US, Inc.*	44	5,894
Trane Technologies plc	16	2,352
Visa, Inc., Class A	7	1,262

		79,804

Total common stocks (Cost $184,976)		167,508

42	Artisan Partners Funds

	Shares Held	Value
SHORT-TERM INVESTMENT - 1.4%

INVESTMENT COMPANY - 1.4%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 2.81% (Cost $2,519)	2,519	$2,519

Total investments - 96.5% (Cost $187,495)		170,027

Other assets less liabilities - 3.5%		6,224

Total net assets - 100.0%#		$176,251

(1)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Partners Funds. In total, securities valued at a fair value were $69,149, or 39.2% of total net assets. See notes 2(a) and 4 in Notes to Financial Statements for additional information.
(2)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(3)	Security is restricted.

Security	Acquisition Dates	Cost	Value	Percentage of Total Net Assets
MMC Norilsk Nickel PJSC	01/12/2022 - 01/14/2022	$4,291	$–	0.0%
Sberbank of Russia PJSC	09/16/2021 - 02/11/2022	4,750	–	0.0%

PORTFOLIO DIVERSIFICATION
Dollar values in thousands
	Value	Percentage of Total Investments
Communication Services	$13,451	7.9%
Consumer Discretionary	20,237	11.9
Consumer Staples	8,640	5.1
Energy	32,350	19.0
Financials	22,565	13.2
Health Care	27,525	16.2
Industrials	26,656	15.7
Information Technology	11,507	6.8
Materials	1,203	0.7
Utilities	3,374	2.0
Short-Term Investment	2,519	1.5

Total investments	$170,027	100.0%

TRADING CURRENCIES
Dollar values in thousands
	Value	Percentage of Total Investments
CAD	$9,014	5.3%
CHF	5,203	3.1
CNY	1,863	1.1
DKK	4,532	2.7
EUR	28,898	17.0
GBP	12,219	7.2
HKD	3,374	2.0
INR	2,127	1.2
JPY	4,687	2.7
NOK	1,129	0.7
RUB	0	0.0
SEK	4,053	2.4
SGD	1,064	0.6
USD	91,864	54.0

Total investments	$170,027	100.0%

TOP TEN HOLDINGS
Company Name	Country	Percentage of Total Net Assets
Halozyme Therapeutics, Inc.	United States	4.5%
Shell plc	Netherlands	4.4
Schlumberger NV	United States	4.4
Alphabet, Inc.	United States	3.8
Argenx SE	Netherlands	3.5
Amazon.com, Inc.	United States	3.5
T-Mobile US, Inc.	United States	3.3
Canadian Pacific Railway Ltd.	Canada	3.2
EQT Corp.	United States	2.7
Darling Ingredients, Inc.	United States	2.3

Total		35.6%

Definitions of abbreviations and footnotes are detailed on page 28.

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	43

Artisan Global Opportunities Fund

Schedule of Investments – September 30, 2022

Shares and dollar values in thousands

	Shares Held	Value
COMMON STOCKS - 95.8%

BRAZIL - 1.0%
NU Holdings Ltd., Class A*	7,524	$33,106

DENMARK - 5.1%
Genmab A/S*(1)	138	44,592
Novo Nordisk A/S, Class B(1)	778	77,544
Vestas Wind Systems A/S(1)	2,106	38,616

		160,752
GERMANY - 1.5%
BioNTech SE, ADR	233	31,404
Volkswagen AG (Preference)(1)	120	14,823

		46,227
HONG KONG - 6.2%
AIA Group Ltd.(1)	6,879	57,110
Techtronic Industries Co. Ltd.(1)	14,930	141,048

		198,158
JAPAN - 3.7%
Hoya Corp.(1)	506	48,601
Keyence Corp.(1)	206	68,260

		116,861
NETHERLANDS - 1.6%
Adyen NV*(1)	27	33,340
Koninklijke DSM NV(1)	149	16,926

		50,266
SPAIN - 0.5%
Banco Bilbao Vizcaya Argentaria SA(1)	3,926	17,635

SWEDEN - 3.9%
Hexagon AB, Class B(1)	6,431	59,627
Telefonaktiebolaget LM Ericsson, Class B(1)	10,919	63,592

		123,219
SWITZERLAND - 7.1%
Cie Financiere Richemont SA(1)	156	14,672
Lonza Group AG(1)	247	119,916
UBS Group AG(1)	6,196	89,510

		224,098
UNITED KINGDOM - 6.8%
AstraZeneca plc(1)	771	84,744
CNH Industrial NV(1)	6,452	72,035
London Stock Exchange Group plc(1)	703	59,321

		216,100
UNITED STATES - 58.4%
Advanced Micro Devices, Inc.*	2,282	144,616
Airbnb, Inc., Class A*	659	69,247
Alphabet, Inc., Class A*	1,265	121,018
Aptiv plc*	475	37,149
Arista Networks, Inc.*	603	68,066
Atlassian Corp. plc, Class A*	598	125,998
Boston Scientific Corp.*	3,272	126,723
Charles Schwab Corp. (The)	1,364	98,014
Chipotle Mexican Grill, Inc.*	52	77,711
Danaher Corp.	329	84,957
Fidelity National Information Services, Inc.	692	52,260
Generac Holdings, Inc.*	117	20,842
Ingersoll Rand, Inc.	1,687	72,971
Lowe’s Cos., Inc.	257	48,293
Lululemon Athletica, Inc.*	253	70,664
Microsoft Corp.	181	42,067
UNITED STATES (CONTINUED)
NextEra Energy, Inc.	2,225	174,426
ON Semiconductor Corp.*	1,592	99,237
Progressive Corp. (The)	640	74,432
S&P Global, Inc.	51	15,482
SVB Financial Group*	99	33,253
Tesla, Inc.*	145	38,345
Veeva Systems, Inc., Class A*	956	157,665

		1,853,436
Total common stocks (Cost $2,606,990)		3,039,858

SHORT-TERM INVESTMENT - 3.4%

INVESTMENT COMPANY - 3.4%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 2.81% (Cost $107,854)	107,854	107,854

Total investments - 99.2% (Cost $2,714,844)		3,147,712

Other assets less liabilities - 0.8%		26,353

Total net assets - 100.0%#		$3,174,065

(1)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Partners Funds. In total, securities valued at a fair value were $1,121,912, or 35.3% of total net assets. See notes 2(a) and 4 in Notes to Financial Statements for additional information.

PORTFOLIO DIVERSIFICATION
Dollar values in thousands
	Value	Percentage of Total Investments
Communication Services	$121,018	3.8%
Consumer Discretionary	370,904	11.8
Financials	477,863	15.2
Health Care	776,146	24.7
Industrials	345,512	11.0
Information Technology	757,063	24.1
Materials	16,926	0.5
Utilities	174,426	5.5
Short-Term Investment	107,854	3.4

Total investments	$3,147,712	100.0%

TRADING CURRENCIES
Dollar values in thousands
	Value	Percentage of Total Investments
CHF	$224,098	7.1%
DKK	160,752	5.1
EUR	154,759	4.9
GBP	144,065	4.6
HKD	198,158	6.3
JPY	116,861	3.7
SEK	123,219	3.9
USD	2,025,800	64.4

Total investments	$3,147,712	100.0%

44	Artisan Partners Funds

TOP TEN HOLDINGS
Company Name	Country	Percentage of Total Net Assets
NextEra Energy, Inc.	United States	5.5%
Veeva Systems, Inc.	United States	5.0
Advanced Micro Devices, Inc.	United States	4.6
Techtronic Industries Co. Ltd.	Hong Kong	4.4
Boston Scientific Corp.	United States	4.0
Atlassian Corp. plc	United States	4.0
Alphabet, Inc.	United States	3.8
Lonza Group AG	Switzerland	3.8
ON Semiconductor Corp.	United States	3.1
Charles Schwab Corp. (The)	United States	3.1

Total		41.3%

Definitions of abbreviations and footnotes are detailed on page 28.

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	45

Artisan Global Unconstrained Fund

Schedule of Investments – September 30, 2022

Principal amount, shares and values in thousands and reported in USD unless otherwise stated

	Principal Amount		Market Value
SOVEREIGN GOVERNMENT BONDS - 60.3%

Albania - 1.2%
Republic of Albania 3.50%, 10/9/2025	EUR	200		$177

Angola - 2.6%
Republic of Angola
(ICE LIBOR USD 6 Month + 7.50%), 10.45%, 7/1/2023(1)		$300		301
6.93%, 2/19/2027		103		92

				393

Armenia - 1.0%
Republic of Armenia 3.60%, 2/2/2031		210		142

Bahamas - 1.1%
Commonwealth of the Bahamas 5.75%, 1/16/2024		199		163

Benin - 1.8%
Benin Government Bond 4.88%, 1/19/2032	EUR	400		267

Brazil - 0.6%
Notas do Tesouro Nacional 10.00%, 1/1/2031	BRL	540		90

Cameroon - 2.6%
Republic of Cameroon 9.50%, 11/19/2025		400		392

Colombia - 1.8%
Republic of Colombia 2.63%, 3/15/2023		275		271

Dominican Republic - 6.2%
Dominican Republic Government Bond
8.90%, 2/15/2023	DOP	22,350		416
11.50%, 5/10/2024	DOP	4,700		89
9.75%, 6/5/2026	DOP	5,500		99
4.88%, 9/23/2032		300		226
5.30%, 1/21/2041		150		101

				931

Egypt - 4.2%
Arab Republic of Egypt
4.75%, 4/16/2026	EUR	750		518
8.75%, 9/30/2051		200		110

				628

El Salvador - 0.5%
Republic of El Salvador 7.75%, 1/24/2023		85		77

Iceland - 4.6%
Republic of Iceland 7.25%, 10/26/2022	ISK	100,445		697

Iraq - 4.5%
Republic of Iraq 6.75%, 3/9/2023		400		388
5.80%, 1/15/2028		$358		293

				681

Ivory Coast - 2.2%
Republic of Cote d’Ivoire
5.38%, 7/23/2024		215		193
4.88%, 1/30/2032	EUR	200		131

				324

Kenya - 2.0%
Republic of Kenya 7.00%, 5/22/2027		400		307

Macedonia - 4.3%
Republic of North Macedonia
5.63%, 7/26/2023	EUR	580		563
2.75%, 1/18/2025	EUR	100		89

				652

Mongolia - 1.6%
State of Mongolia 8.75%, 3/9/2024		260		246

Nigeria - 1.7%
Nigeria Government Bond 7.63%, 11/21/2025(3)		286		247

Paraguay - 2.9%
Republic of Paraguay
4.63%, 1/25/2023		115		114
3.85%, 6/28/2033		200		157
6.10%, 8/11/2044		200		166

				437

Peru - 0.7%
Republic of Peru 6.15%, 8/12/2032	PEN	500		104

Romania - 2.6%
Romania Government Bond
6.63%, 9/27/2029(3)	EUR	130		121
3.62%, 5/26/2030	EUR	270		199
4.63%, 4/3/2049	EUR	100		64

				384

Serbia - 3.9%
Republic of Serbia
3.13%, 5/15/2027	EUR	200		160
1.50%, 6/26/2029	EUR	200		129
1.65%, 3/3/2033	EUR	550		297

				586

Tunisia - 0.5%
Tunisian Republic 6.75%, 10/31/2023	EUR	100		74

Uzbekistan - 3.0%
Republic of Uzbekistan
14.50%, 11/25/2023	UZS	2,800,000		244
5.38%, 2/20/2029		250		209

				453

Zambia - 2.2%
Republic of Zambia 11.00%, 6/17/2024	ZMW	2,796		153
10.00%, 6/28/2024	ZMW	2,033		111
10.00%, 9/20/2024	ZMW	1,378		73

				337

Total sovereign government bonds (Cost $9,842)				9,060

CORPORATE BONDS - 10.8%

BRAZIL - 2.5%
Cosan Overseas Ltd. 8.25%, 11/5/2022(2)		$100		99
MC Brazil Downstream Trading SARL 7.25%, 6/30/2031		200		151
Unigel Luxembourg SA 8.75%, 10/1/2026		140		133

			383
CHILE - 1.1%
ATP Tower Holdings LLC 4.05%, 4/27/2026(3)		200		159

CHINA - 0.4%
CAR, Inc. 9.75%, 3/31/2024		72		60

46	Artisan Partners Funds

Principal Amount	Market Value
COLOMBIA - 2.5%
Aris Mining Corp. 6.88%, 8/9/2026	$200	$145
EnfraGen Energia Sur SA 5.38%, 12/30/2030	130	77
Gran Tierra Energy International Holdings Ltd. 6.25%, 2/15/2025	179	148

370
CZECH REPUBLIC - 0.6%
Energo-Pro A/S 4.50%, 5/4/2024	EUR	100	90

MEXICO - 1.0%
Electricidad Firme de Mexico Holdings SA de CV 4.90%, 11/20/2026	$186	152

PERU - 1.6%
Inkia Energy Ltd. 5.88%, 11/9/2027	151	139
PetroTal Corp. 12.00%, 2/16/2024(3)	100	102

241
TANZANIA - 1.1%
HTA Group Ltd. 7.00%, 12/18/2025(3)	200	173

Total corporate bonds (Cost $1,720)	1,628

Shares Held	Value
EXCHANGE TRADED FUNDS - 0.2%
EQUITY FUNDS
SPDR S&P 500 ETF Trust	–	^	$32

Total exchange traded funds (Cost $36)	32

No. of Contracts‡	Market Value
OPTIONS PURCHASED - 0.0%^

PUT INTEREST RATE SWAPTIONS - 0.0%^
Option to enter into interest rate swap expiring 4/12/2024 to pay 4% and receive 1D SOFR (Cost $2)	100	4

Total options purchased (Cost $2)	4

Principal Amount	Value
SHORT-TERM INVESTMENTS - 35.2%

U.S. TREASURY OBLIGATIONS - 18.7%
U.S. Treasury Bills
0.60%, 10/04/2022(4)	$1,500	1,500
1.78%, 10/11/2022(4)	1,300	1,299

Total U.S. treasury obligations (Cost $2,799)	2,799

REPURCHASE AGREEMENTS - 14.8%
JPMorgan Chase Bank, N.A., Dated 9/26/2022 with an interest rate of 2.10% payable by the Portfolio, collateralized by Par 600 Republic of Guatemala, 4.50% due 5/3/2026 and a market value of $566(6)	639	639
JPMorgan Chase Bank, N.A., Dated 9/26/2022 with an interest rate of 2.70% payable by the Portfolio, collateralized by Par 550 Oriental Republic of Uruguay, 4.38% due 10/27/2027 and a market value of $543(6)	602	602
JPMorgan Chase Bank, N.A., Dated 9/26/2022 with an interest rate of 2.00% payable by the portfolio, collateralized by Par 500 Republic of Paraguay, 4.70% due 3/27/2027 and a market value of $471(6)	545	545
JPMorgan Chase Bank, N.A., Dated 9/26/2022 with an interest rate of 1.50% payable by the portfolio, collateralized by Par 550 Arab Republic of Egypt, 3.88% due 2/16/2026 and a market value of $398(6)	442	443

Total repurchase agreements (Cost $2,229)	2,229
Shares Held	Value
INVESTMENT COMPANIES - 1.7%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 2.81%	88	88
Federated Treasury Obligations Fund - Institutional Class, 2.85%	85	85
Fidelity Investments Money Market Treasury Portfolio - Institutional Class, 2.89%	86	86

Total investment companies (Cost $259)	259

Total short-term investments (Cost $5,287)	5,287

Total investments - 106.5% (Cost 16,887)	16,011

Principal Amount	Market Value
SECURITIES SOLD SHORT - (13.2)%

SOVEREIGN GOVERNMENT BONDS - (13.2)%

EGYPT - (2.7)%
Arab Republic of Egypt 3.88%, 2/16/2026(5)	$(550)	$(398)

GUATEMALA - (3.8)%
Republic of Guatemala 4.50%, 5/3/2026(5)	(600)	(566)

PARAGUAY - (3.1)%
Republic of Paraguay 4.70%, 3/27/2027(5)	(500)	(471)

URUGUAY - (3.6)%
Oriental Republic of Uruguay 4.38%, 10/27/2027(5)	(550)	(543)

Total sovereign government bonds (Proceeds $(2,102))	(1,978)

Total securities sold short (Proceeds $(2,102))	(1,978)

Other assets less liabilities - 6.7%	1,002

Total net assets - 100.0%#	$15,035

(1)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of September 30, 2022.
(2)	Perpetual security. The rate reflected was the rate in effect on September 30, 2022. The maturity date reflects the next call date.
(3)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. May be resold in transactions exempt from registration, normally to qualified institutional buyers.
(4)	Yield to maturity.
(5)	At September 30, 2022, all or a portion of this security was pledged to cover collateral requirements for repurchase agreements.
(6)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

Artisan Partners Funds	47

PORTFOLIO DIVERSIFICATION
Dollar values in thousands
	Value	Percentage of Total Investments
Energy	$590	3.7%
Foreign Government Securities	9,060	56.6
Industrials	392	2.5
Investment Funds	32	0.2
Materials	278	1.7
Options Purchased	4	0.0
Utilities	368	2.3
Short-Term Investment	5,287	33.0

Total investments	$16,011	100.0%

TRADING CURRENCIES
Dollar values in thousands
	Value	Percentage of Total Investments
BRL	$90	0.6%
DOP	604	3.7
EUR	2,879	18.0
ISK	697	4.4
PEN	104	0.6
USD	11,056	69.1
UZS	244	1.5
ZMW	337	2.1

Total investments	$16,011	100.0%

FOREIGN CURRENCY FORWARD CONTRACTS
Values in thousands
Currency Purchased		Currency Sold			Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	97	BRL	**	492	JPM	10/4/2022	$6
USD	326	UGX	**	1,251,330	SCB	10/4/2022	1
USD	113	PEN	**	438	JPM	10/11/2022	4
RSD	17,750	EUR		150	JPM	10/24/2022	1
RSD	16,000	EUR		135	SCB	10/24/2022	1
UZS**	2,971,581	USD		263	JPM	11/4/2022	7 (1)
KZT**	194,510	USD		395	SCB	12/9/2022	5
USD	4,292	EUR		4,266	SCB	12/21/2022	85
UZS**	300,000	USD		26	JPM	12/27/2022	1 (1)
GBP	285	EUR		314	SCB	12/30/2022	8
USD	627	ZAR		11,338	SCB	1/6/2023	6
USD	128	UGX	**	560,000	SCB	6/18/2024	2

Total unrealized appreciation							127

BRL**	853	USD		159	SCB	10/4/2022	(1)
UGX**	124,330	USD		34	JPM	10/4/2022	(2)
UGX**	1,127,000	USD		303	SCB	10/4/2022	(11)
RON	1,978	EUR		405	JPM	10/6/2022	(6)
BRL**	361	USD		67	JPM	11/3/2022	– ^
HUF	232,231	EUR		560	SCB	12/2/2022	(22)
PLN	962	EUR		200	SCB	12/6/2022	(5)
EUR	62	USD		62	SCB	12/21/2022	(1)
USD	113	EUR		117	SCB	12/21/2022	(3)
USD	154	UGX	**	700,000	SCB	6/18/2024	(3)

Total unrealized depreciation							(54)

Net unrealized appreciation							$73

**	Non-deliverable.
(1)	Valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

FUTURES CONTRACTS
Dollar values in thousands
Description	No. of Contracts	Expiration Date	Trading Currency	Notional Amount	Notional Value	Unrealized Appreciation
Short Positions Contracts
Euro-Bobl	(14)	12/8/2022	EUR	$(1,400)	$(1,643)	$36
Euro-Bund	(4)	12/8/2022	EUR	(400)	(543)	16
Euro-Schatz	(7)	12/8/2022	EUR	(700)	(735)	6
S&P 500 E-Mini Index	(1)	12/16/2022	USD	(50)	(180)	21
U.S. Treasury 2 Year Note	(13)	12/30/2022	USD	(2,600)	(2,670)	40
U.S. Treasury 10 Year Note	(10)	12/20/2022	USD	(1,000)	(1,121)	54
U.S. Treasury 10 Year Ultra Note	(1)	12/20/2022	USD	(100)	(118)	7
U.S. Treasury Long Bond	(1)	12/20/2022	USD	(100)	(126)	10

						$190

The Fund has recorded an asset of $78 as of September 30, 2022, related to the current day’s variation margin related to these contracts.

48	Artisan Partners Funds

Centrally Cleared Credit Default Swap-Buy Protection
(Dollar values in thousands)
Reference Entity	Financing Rate (Paid) / Received by the Fund (%)	Frequency of Payments Made/ Received	Termination Date	Notional Amount	Upfront (Payments) Receipts	Unrealized Appreciation (Depreciation)	Value
Hungary	1.00	Quarterly	6/20/2027	USD 965	40	12	52
Kingdom of Saudi Arabia	1.00	Quarterly	6/20/2032	USD1,070	(12)	3	(9)
Kingdom of Spain	1.00	Quarterly	6/20/2032	USD 570	(12)	8	(4)
Petrobras Global Finance BV	1.00	Quarterly	12/20/2027	USD 210	20	–^	20
Republic of Chile	1.00	Quarterly	6/20/2032	USD 650	37	23	60
Republic of Indonesia	1.00	Quarterly	12/20/2027	USD 790	5	15	20
Republic of Peru	1.00	Quarterly	6/20/2032	USD 300	15	13	28
Republic of Poland	1.00	Quarterly	6/20/2027	USD 325	3	2	5
Republic of South Africa	1.00	Quarterly	6/20/2032	USD 765	110	49	159

					206	125	331

Centrally Cleared Credit Default Swap-Sell Protection
(Dollar values in thousands)
Reference Entity	Financing Rate (Paid) / Received by the Fund (%)	Frequency of Payments Made/ Received	Termination Date	Notional Amount	Upfront (Payments) Receipts	Unrealized Appreciation (Depreciation)	Value
Emirate of Abu Dhabi	1.00	Quarterly	6/20/2027	USD 290	6	–^	6
Republic of South Africa	1.00	Quarterly	6/20/2023	USD 135	(1)	–^	(1)

					5	–^	5

Total					211	125	336

The Fund has recorded a liability of $12 as of September 30, 2022, related to the current day’s variation margin related to these contracts.

Centrally Cleared Interest Rate Swaps
(Values in thousands)
Floating Rate Index (Frequency)	Fixed Rate (%) (Frequency)	Fund Pays/ Receives Floating Rate	Termination Date	Notional Amount	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Value
6 month WIBOR semi-annually	5.30 annually	Receive	4/15/2032	PLN 536	–	11	11
6 month PRIBOR semi-annually	3.86 annually	Receive	4/4/2032	CZK 2,710	–	11	11
3 month JIBAR quarterly	7.26 quarterly	Receive	4/28/2027	ZAR 4,485	–	13	13
6 month WIBOR semi-annually	6.45 annually	Receive	5/13/2032	PLN 225	–	1	1
6 month BUBOR semi-annually	7.25 annually	Receive	5/13/2032	HUF 8,300	–	3	3
6 month PRIBOR semi-annually	4.99 annually	Receive	5/13/2032	CZK 2,800	–	1	1
6 month BUBOR semi-annually	8.16 annually	Receive	6/17/2032	HUF 103,300	12	10	22
3 month JIBAR quarterly	7.98 quarterly	Receive	6/15/2027	ZAR 1,100	–	2	2
1 day THOR quarterly	2.89 quarterly	Receive	6/17/2032	THB 2,750	–	1	1
1 day THOR quarterly	2.59 quarterly	Receive	9/1/2032	THB 2,150	–	3	3
1 day CDI at termination	11.39 at termination	Pay	1/2/2032	BRL 325	–	1	1
1 day THOR quarterly	2.99 quarterly	Receive	9/26/2032	THB 5,300	–	1	1

Total unrealized appreciation					12	58	70

4 week TIIE monthly	8.75 monthly	Pay	5/18/2032	MXN 2,235	–^	(3)	(3)
6 month PRIBOR semi-annually	5.75 annually	Receive	6/17/2032	CZK 2,360	(2)	(3)	(5)
6 month WIBOR semi-annually	7.45 annually	Receive	6/20/2032	PLN 350	(1)	(2)	(3)
4 week TIIE monthly	8.73 monthly	Pay	6/21/2032	MXN 1,300	–	(1)	(1)
4 week TIIE monthly	8.72 monthly	Pay	9/1/2032	MXN 3,400	–	(5)	(5)
3 month JIBAR quarterly	9.63 quarterly	Receive	9/28/2032	ZAR 1,350	–	–^	–^

Total unrealized depreciation					(3)	(14)	(17)

Total					9	44	53

The Fund has recorded a liability of $2 as of September 30, 2022, related to the current day’s variation margin related to these contracts.

Artisan Partners Funds	49

TOP TEN HOLDINGS
Company Name	Country	Percentage of Total Net Assets
Dominican Republic Government Bond	Dominican Republic	6.2%
Republic of Iceland	Iceland	4.6
Republic of Iraq	Iraq	4.5
Republic of North Macedonia	Macedonia, the Former Yugoslav Republic of	4.3
Arab Republic of Egypt	Egypt	4.2
Republic of Serbia	Serbia	3.9
Republic of Uzbekistan	Uzbekistan	3.0
Republic of Angola	Angola	2.6
Republic of Cameroon	Cameroon	2.6
Romania Government Bond	Romania	2.6

Total		38.5%

Definitions of abbreviations and footnotes are detailed on page 28.

The accompanying notes are an integral part of the financial statements.

50	Artisan Partners Funds

Artisan Global Value Fund

Schedule of Investments – September 30, 2022

Shares and dollar values in thousands

	Shares Held	Value
COMMON STOCKS - 96.1%

BELGIUM - 1.5%
Groupe Bruxelles Lambert NV(1)	386	$26,798

BRAZIL - 1.1%
Telefonica Brasil SA, ADR	2,753	20,704

CANADA - 1.4%
Imperial Oil Ltd.	598	25,887

CHINA - 3.0%
Alibaba Group Holding Ltd.*(1)	3,526	35,366
Alibaba Group Holding Ltd., ADR*	211	16,841
NXP Semiconductors NV	12	1,816

		54,023
FRANCE - 6.7%
Danone SA(1)	1,741	82,020
Sodexo SA(1)	336	25,273
TotalEnergies SE(1)	294	13,830
TotalEnergies SE, ADR	28	1,285

		122,408
GERMANY - 3.9%
Daimler Truck Holding AG*(1)	810	18,540
HeidelbergCement AG(1)	1,286	51,522

		70,062
JAPAN - 3.0%
Nintendo Co. Ltd.(1)	1,339	54,220

NETHERLANDS - 6.0%
ING Groep NV(1)	2,688	23,046
Koninklijke Philips NV(1)	2,801	43,259
Shell plc(1)	1,736	43,199

		109,504
SOUTH KOREA - 3.9%
Samsung Electronics Co. Ltd.(1)	1,945	71,470

SWITZERLAND - 11.8%
Cie Financiere Richemont SA(1)	497	46,631
Novartis AG(1)	1,192	90,852
Swatch Group AG (The)(1)	13	2,978
UBS Group AG(1)	5,135	74,175

		214,636
UNITED KINGDOM - 8.7%
BAE Systems plc(1)	5,909	51,920
Compass Group plc(1)	3,858	77,125
Lloyds Banking Group plc(1)	65,248	29,809

		158,854
UNITED STATES - 45.1%
Advance Auto Parts, Inc.	134	20,913
Alphabet, Inc., Class A*	691	66,137
American Express Co.	425	57,310
Bank of New York Mellon Corp. (The)	1,971	75,919
Berkshire Hathaway, Inc., Class B*	268	71,669
Citigroup, Inc.	1,399	58,283
Dentsply Sirona, Inc.	1,063	30,148
Elevance Health, Inc.	229	103,931
Expedia Group, Inc.*	401	37,538
Lam Research Corp.	80	29,440
Marsh & McLennan Cos., Inc.	351	52,375
UNITED STATES (CONTINUED)
Meta Platforms, Inc., Class A*	406	55,029
Progressive Corp. (The)	528	61,363
Sensata Technologies Holding plc	518	19,296
Southwest Airlines Co.*	1,049	32,354
Willis Towers Watson plc	239	48,056

		819,761

Total common stocks (Cost $1,723,250)		1,748,327

SHORT-TERM INVESTMENT - 2.9%

INVESTMENT COMPANY - 2.9%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 2.81% (Cost $52,414)	52,414	52,414

Total investments - 99.0% (Cost $1,775,664)		1,800,741

Other assets less liabilities - 1.0%		17,384

Total net assets - 100.0%#		$1,818,125

(1)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Partners Funds. In total, securities valued at a fair value were $862,033, or 47.4% of total net assets. See notes 2(a) and 4 in Notes to Financial Statements for additional information.

PORTFOLIO DIVERSIFICATION
Dollar values in thousands
	Value	Percentage of Total Investments
Communication Services	$196,090	10.9%
Consumer Discretionary	262,665	14.6
Consumer Staples	82,020	4.5
Energy	84,201	4.7
Financials	578,803	32.1
Health Care	268,190	14.9
Industrials	122,110	6.8
Information Technology	102,726	5.7
Materials	51,522	2.9
Short-Term Investment	52,414	2.9

Total investments	$1,800,741	100.0%

TRADING CURRENCIES
Dollar values in thousands
	Value	Percentage of Total Investments
CAD	$25,887	1.4%
CHF	214,636	11.9
EUR	284,288	15.8
GBP	202,053	11.2
HKD	35,366	2.0
JPY	54,220	3.0
KRW	71,470	4.0
USD	912,821	50.7

Total investments	$1,800,741	100.0%

Artisan Partners Funds	51

TOP TEN HOLDINGS
Company Name	Country	Percentage of Total Net Assets
Elevance Health, Inc.	United States	5.7%
Novartis AG	Switzerland	5.0
Danone SA	France	4.5
Compass Group plc	United Kingdom	4.2
Bank of New York Mellon Corp. (The)	United States	4.2
UBS Group AG	Switzerland	4.1
Berkshire Hathaway, Inc.	United States	3.9
Samsung Electronics Co. Ltd.	South Korea	3.9
Alphabet, Inc.	United States	3.6
Progressive Corp. (The)	United States	3.4

Total		42.5%

Definitions of abbreviations and footnotes are detailed on page 28.

The accompanying notes are an integral part of the financial statements.

52	Artisan Partners Funds

Artisan High Income Fund

Schedule of Investments – September 30, 2022

Principal amount, shares and values in thousands and reported in USD unless otherwise stated

	Principal Amount	Value
CORPORATE BONDS - 72.4%

ADVERTISING - 0.2%
CMG Media Corp. 8.88%, 12/15/2027(1)	$15,947	$12,183

AEROSPACE/DEFENSE - 0.9%
Bombardier, Inc.
6.00%, 2/15/2028(1)(2)	51,291	42,914
7.13%, 6/15/2026(1)(2)	8,689	7,969
TransDigm, Inc.
4.63%, 1/15/2029	470	378

		51,261
AIRLINES - 1.6%
Delta Air Lines, Inc.
3.75%, 10/28/2029	47,512	36,917
4.38%, 4/19/2028	9,849	8,301
7.38%, 1/15/2026	47,394	47,909

		93,127
BUILDING MATERIALS - 0.6%
Eco Material Technologies, Inc.
7.88%, 1/31/2027(1)	21,037	18,631
New Enterprise Stone & Lime Co., Inc.
5.25%, 7/15/2028(1)	4,361	3,605
9.75%, 7/15/2028(1)	14,000	11,809

		34,045
CHEMICALS - 3.2%
Consolidated Energy Finance SA
5.63%, 10/15/2028(1)(2)	17,085	13,706
Diamond BC BV
4.63%, 10/1/2029(1)	31,093	21,635
EverArc Escrow SARL
5.00%, 10/30/2029(1)	31,571	25,486
Iris Holding, Inc.
10.00%, 12/15/2028(1)	37,718	30,895
LSF11 A5 HoldCo LLC
6.63%, 10/15/2029(1)	8,542	6,407
Methanex Corp.
5.13%, 10/15/2027(2)	28,114	23,616
5.25%, 12/15/2029(2)	81,326	64,646
5.65%, 12/1/2044(2)	4,854	3,252

		189,643
COMMERCIAL SERVICES - 0.2%
PECF USS Intermediate Holding III Corp.
8.00%, 11/15/2029(1)	16,154	11,780

DISTRIBUTION/WHOLESALE - 0.1%
American Builders & Contractors Supply Co., Inc.
3.88%, 11/15/2029(1)	3,705	2,902

DIVERSIFIED FINANCIAL SERVICES - 6.3%
AG Issuer LLC
6.25%, 3/1/2028(1)	44,996	38,926
AG TTMT Escrow Issuer LLC
8.63%, 9/30/2027(1)	14,564	13,690
NFP Corp.
4.88%, 8/15/2028(1)	26,065	22,242
6.88%, 8/15/2028(1)	210,016	163,812
VistaJet Malta Finance plc
6.38%, 2/1/2030(1)(2)	110,149	90,047
7.88%, 5/1/2027(1)(2)	38,637	34,734

		363,451
ELECTRONICS - 0.1%
Sensata Technologies BV
5.88%, 9/1/2030(1)	8,422	7,880

ENERGY-ALTERNATE SOURCES - 0.4%
Sunnova Energy Corp.
5.88%, 9/1/2026(1)	28,481	25,449

ENGINEERING & CONSTRUCTION - 0.5%
Signature Aviation US Holdings, Inc.
4.00%, 3/1/2028(1)	32,372	30,124

ENTERTAINMENT - 1.1%
Jacobs Entertainment, Inc.
6.75%, 2/15/2029(1)	26,793	22,924
Motion Bondco DAC
6.63%, 11/15/2027(1)(2)	4,227	3,577
Penn Entertainment, Inc.
4.13%, 7/1/2029(1)	28,417	21,752
SeaWorld Parks & Entertainment, Inc.
5.25%, 8/15/2029(1)	16,424	13,639
Warnermedia Holdings, Inc.
4.28%, 3/15/2032(1)	420	345
5.14%, 3/15/2052(1)	1,678	1,220

		63,457
FOOD - 1.0%
B&G Foods, Inc.
5.25%, 9/15/2027	10,154	8,227
H-Food Holdings LLC
8.50%, 6/1/2026(1)	79,712	50,602

		58,829

FOOD SERVICE - 1.1%
TKC Holdings, Inc.
6.88%, 5/15/2028(1)	16,184	13,072
10.50%, 5/15/2029(1)	65,171	49,845

		62,917

FOREST PRODUCTS & PAPER - 0.3%
Ahlstrom-Munksjo Holding 3 Oy
4.88%, 2/4/2028(1)(2)	21,125	16,781

HAND/MACHINE TOOLS - 0.7%
Werner FinCo LP
8.75%, 7/15/2025(1)	46,856	39,828

HEALTHCARE-PRODUCTS - 2.1%
Medline Borrower LP
3.88%, 4/1/2029(1)	138,407	110,959
5.25%, 10/1/2029(1)	12,842	9,696

		120,655
HEALTHCARE-SERVICES - 0.4%
HCA, Inc.
3.50%, 9/1/2030	12,810	10,578
Surgery Center Holdings, Inc.
6.75%, 7/1/2025(1)	8,955	8,276

		18,854
HOME FURNISHINGS - 0.2%
Tempur Sealy International, Inc.
3.88%, 10/15/2031(1)	17,543	12,850

Artisan Partners Funds	53

	Principal Amount	Value
INSURANCE - 9.0%
Acrisure LLC
4.25%, 2/15/2029(1)	$23,420	$18,354
6.00%, 8/1/2029(1)	94,545	72,799
7.00%, 11/15/2025(1)	92,952	84,902
10.13%, 8/1/2026(1)	48,540	46,720
Alliant Holdings Intermediate LLC
4.25%, 10/15/2027(1)	2,569	2,194
5.88%, 11/1/2029(1)	15,595	12,667
6.75%, 10/15/2027(1)	10,008	8,625
Ardonagh Midco 2 plc
11.50% Cash, 12.75% PIK, 1/15/2027(1)(2)	134,315	136,330
AssuredPartners, Inc.
7.00%, 8/15/2025(1)	25,180	23,251
BroadStreet Partners, Inc.
5.88%, 4/15/2029(1)	67,061	52,811
GTCR AP Finance, Inc.
8.00%, 5/15/2027(1)	58,606	53,914
Highlands Holdings Bond Issuer Ltd.
7.63% Cash, 8.38% PIK, 10/15/2025(1)(2)	10,082	9,502
Ryan Specialty Group LLC
4.38%, 2/1/2030(1)	6,905	5,856

		527,925
INTERNET - 2.1%
Arches Buyer, Inc.
4.25%, 6/1/2028(1)	123,040	95,971
Cars.com, Inc.
6.38%, 11/1/2028(1)	17,239	14,696
Millennium Escrow Corp.
6.63%, 8/1/2026(1)	9,223	7,291

		117,958
IRON/STEEL - 0.9%
Big River Steel LLC
6.63%, 1/31/2029(1)	36,266	33,379
Commercial Metals Co.
3.88%, 2/15/2031	3,461	2,714
4.13%, 1/15/2030	11,253	9,239
4.38%, 3/15/2032	9,352	7,388

		52,720
LEISURE TIME - 6.9%
Carnival Corp.
4.00%, 8/1/2028(1)	13,445	10,847
5.75%, 3/1/2027(1)	110,287	77,261
6.00%, 5/1/2029(1)	83,290	54,686
7.63%, 3/1/2026(1)	7,882	5,990
10.50%, 6/1/2030(1)	18,945	15,156
Lindblad Expeditions LLC
6.75%, 2/15/2027(1)	30,844	27,143
MajorDrive Holdings IV LLC
6.38%, 6/1/2029(1)	13,223	9,117
NCL Corp. Ltd.
3.63%, 12/15/2024(1)	17,414	14,644
5.88%, 3/15/2026(1)	47,354	36,024
5.88%, 2/15/2027(1)	6,824	5,681
7.75%, 2/15/2029(1)	35,092	26,484
NCL Finance Ltd.
6.13%, 3/15/2028(1)	73,123	53,926
Royal Caribbean Cruises Ltd.
4.25%, 7/1/2026(1)	19,431	14,283
5.38%, 7/15/2027(1)	8,553	6,291
5.50%, 8/31/2026(1)	26,365	20,169
5.50%, 4/1/2028(1)	35,497	24,871

		402,573
LODGING - 0.9%
Boyd Gaming Corp.
4.75%, 6/15/2031(1)	9,302	7,532
LODGING (CONTINUED)
MGM Resorts International
4.63%, 9/1/2026	4,248	3,757
4.75%, 10/15/2028	35,704	29,879
5.50%, 4/15/2027	2,223	1,997
Station Casinos LLC
4.63%, 12/1/2031(1)	16,806	12,693

		55,858
MEDIA - 10.3%
CCO Holdings LLC
4.25%, 2/1/2031(1)	51,560	39,549
4.25%, 1/15/2034(1)	24,208	17,328
4.50%, 8/15/2030(1)	68,770	54,386
4.50%, 5/1/2032	87,786	66,952
4.75%, 3/1/2030(1)	31,605	25,639
CSC Holdings LLC
4.50%, 11/15/2031(1)	8,967	6,736
4.63%, 12/1/2030(1)	78,174	53,158
5.25%, 6/1/2024	15,676	14,500
5.38%, 2/1/2028(1)	6,632	5,787
6.50%, 2/1/2029(1)	12,161	10,732
7.50%, 4/1/2028(1)	57,856	47,209
Sinclair Television Group, Inc.
5.13%, 2/15/2027(1)	47,938	39,650
5.50%, 3/1/2030(1)	83,118	59,736
UPC Holding BV
5.50%, 1/15/2028(1)(2)	2,774	2,330
Virgin Media Finance plc
5.00%, 7/15/2030(1)(2)	81,273	59,768
Virgin Media Secured Finance plc
4.50%, 8/15/2030(1)(2)	22,046	17,206
5.50%, 5/15/2029(1)(2)	27,393	23,452
Virgin Media Vendor Financing Notes IV DAC
5.00%, 7/15/2028(1)(2)	17,967	14,531
Ziggo Bond Co. BV
5.13%, 2/28/2030(1)(2)	7,967	5,696
6.00%, 1/15/2027(1)(2)	27,070	22,604
Ziggo BV
4.88%, 1/15/2030(1)(2)	24,246	19,154

		606,103
MINING - 1.0%
Compass Minerals International, Inc.
4.88%, 7/15/2024(1)	10,392	9,769
6.75%, 12/1/2027(1)	52,402	49,246

		59,015
OIL & GAS - 5.2%
Callon Petroleum Co.
8.00%, 8/1/2028(1)	101,921	94,022
8.25%, 7/15/2025	3,046	2,961
CrownRock LP
5.00%, 5/1/2029(1)	25,862	22,818
Laredo Petroleum, Inc.
7.75%, 7/31/2029(1)	89,440	82,409
10.13%, 1/15/2028	8,612	8,268
MEG Energy Corp.
5.88%, 2/1/2029(1)(2)	33,922	30,445
SM Energy Co.
5.63%, 6/1/2025	8,964	8,605
6.50%, 7/15/2028	19,447	18,481
6.63%, 1/15/2027	4,218	4,049
Strathcona Resources Ltd.
6.88%, 8/1/2026(1)(2)	33,591	28,469

		300,527
PACKAGING & CONTAINERS - 0.4%
Clydesdale Acquisition Holdings, Inc.
8.75%, 4/15/2030(1)	20,692	17,113

54	Artisan Partners Funds

	Principal Amount	Value
PACKAGING & CONTAINERS (CONTINUED)
Sealed Air Corp.
5.00%, 4/15/2029(1)	$4,531	$4,044

		21,157
PHARMACEUTICALS - 1.4%
BellRing Brands, Inc.
7.00%, 3/15/2030(1)	69,183	63,282
Prestige Brands, Inc.
3.75%, 4/1/2031(1)	21,328	16,570

		79,852
REAL ESTATE - 0.4%
Realogy Group LLC
5.75%, 1/15/2029(1)	29,421	21,220

REAL ESTATE INVESTMENT TRUSTS (REITS) - 2.0%
Global Net Lease, Inc.
3.75%, 12/15/2027(1)	50,616	39,481
Iron Mountain, Inc.
5.00%, 7/15/2028(1)	1,919	1,650
5.25%, 7/15/2030(1)	14,936	12,359
Necessity Retail REIT, Inc.
4.50%, 9/30/2028(1)	31,343	23,359
Uniti Group LP
4.75%, 4/15/2028(1)	17,806	14,066
XHR LP
4.88%, 6/1/2029(1)	29,209	24,083

		114,998
RETAIL - 5.5%
Asbury Automotive Group, Inc.
4.63%, 11/15/2029(1)	17,053	13,632
Bath & Body Works, Inc.
6.63%, 10/1/2030(1)	8,389	7,298
6.75%, 7/1/2036	9,581	7,895
6.88%, 11/1/2035	23,874	19,944
Brinker International, Inc.
5.00%, 10/1/2024(1)	25,349	24,355
Gap, Inc. (The)
3.63%, 10/1/2029(1)	34,357	22,332
3.88%, 10/1/2031(1)	23,637	15,027
Group 1 Automotive, Inc.
4.00%, 8/15/2028(1)	7,540	6,071
LCM Investments Holdings II LLC
4.88%, 5/1/2029(1)	26,332	20,391
Nordstrom, Inc.
4.00%, 3/15/2027	16,561	13,663
4.25%, 8/1/2031	7,410	5,076
4.38%, 4/1/2030	48,672	35,610
5.00%, 1/15/2044	98,226	60,777
Patrick Industries, Inc.
4.75%, 5/1/2029(1)	6,869	5,120
Specialty Building Products Holdings LLC
6.38%, 9/30/2026(1)	15,437	12,774
SRS Distribution, Inc.
6.00%, 12/1/2029(1)	48,122	38,378
6.13%, 7/1/2029(1)	2,803	2,251
Superior Plus LP
4.25%, 5/18/2028(1)(2)	CAD 6,705	4,223
4.50%, 3/15/2029(1)(2)	1,684	1,391

		316,208
SOFTWARE - 0.3%
Castle US Holding Corp.
9.50%, 2/15/2028(1)	25,953	19,075

TELECOMMUNICATIONS - 5.1%
Altice France Holding SA
6.00%, 2/15/2028(1)(2)	87,835	55,716
10.50%, 5/15/2027(1)(2)	25,971	20,342
TELECOMMUNICATIONS (CONTINUED)
Altice France SA
5.13%, 1/15/2029(1)(2)	8,119	5,990
5.13%, 7/15/2029(1)(2)	8,550	6,388
5.50%, 1/15/2028(1)(2)	7,974	6,315
5.50%, 10/15/2029(1)(2)	98,372	74,013
Level 3 Financing, Inc.
3.75%, 7/15/2029(1)	1,710	1,253
Maxar Technologies, Inc.
7.75%, 6/15/2027(1)	37,548	35,290
Sprint Capital Corp.
8.75%, 3/15/2032	8,536	9,891
Vmed O2 UK Financing I plc
4.25%, 1/31/2031(1)(2)	42,712	32,362
Zayo Group Holdings, Inc. 4.00%, 3/1/2027(1)	25,706	20,628
6.13%, 3/1/2028(1)	35,262	24,739

		292,927

Total corporate bonds (Cost $5,027,910)		4,204,132

BANK LOANS - 14.9%

AUTO PARTS & EQUIPMENT - 0.8%
Wheel Pros, Inc. First Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 7.55%, 5/11/2028(3)	63,685	46,534

CHEMICALS - 0.5%
CPC Acquisition Corp. First Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 7.42%, 12/29/2027(3)	38,103	29,561

COMMERCIAL SERVICES - 2.7%
Ankura Consulting Group LLC Second Lien Term Loan (ICE LIBOR USD 3 Month + 8.00%), 10.78%, 3/19/2029(3)	17,830	14,977
Digital Room Holdings, Inc. First Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%), 8.37%, 12/21/2028(3)	29,054	26,052
Employbridge Holding Co. First Lien Term Loan B (ICE LIBOR USD 3 Month + 4.75%), 8.42%, 7/19/2028(3)	52,351	46,494
National Intergovernmental Purchasing Alliance Co. Second Lien Term Loan (ICE LIBOR USD 3 Month + 7.50%), 9.75%, 5/26/2026(3)	7,320	7,174
New SK Holdco Sub LLC First Lien Term Loan (SOFR + 6.75%), 9.70%, 6/30/2027(3)	66,746	60,071

		154,768
ENTERTAINMENT - 0.3%
J&J Ventures Gaming LLC First Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 7.67%, 4/26/2028(3)	13,444	12,713
Lucky Bucks LLC First Lien Term Loan B
(ICE LIBOR USD 3 Month + 5.50%), 8.31%, 7/30/2027(3)	4,145	3,046
(ICE LIBOR USD 3 Month + 5.50%), 8.62%, 7/30/2027(3)	1	1

		15,760
FOOD SERVICE - 1.3%
TKC Holdings, Inc. First Lien Term Loan (ICE LIBOR USD 3 Month + 5.50%), 9.18%, 5/15/2028(3)	68,762	58,414
TKC Midco 1 LLC First Lien Term Loan 12.00% PIK, 2/15/2027	18,035	15,465

		73,879
HEALTHCARE-SERVICES - 0.5%
Surgery Center Holdings, Inc. First Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 6.51%, 8/31/2026(3)	33,360	31,609

HOME FURNISHINGS - 0.2%
Weber-Stephen Products LLC First Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 6.37%, 10/30/2027(3)	16,689	13,482

HOUSEHOLD PRODUCTS/WARES - 0.0%^
VC GB Holdings I Corp. First Lien Term Loan (ICE LIBOR USD 3 Month + 3.50%), 6.38%, 7/21/2028(3)	2,966	2,583

Artisan Partners Funds	55

	Principal Amount	Value
INTERNET - 0.2%
Arches Buyer, Inc. First Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 6.37%, 12/6/2027(3)	$11,350	$10,179

INVESTMENT COMPANIES - 1.0%
Nexus Buyer LLC Second Lien Term Loan (ICE LIBOR USD 1 Month + 6.25%), 9.37%, 11/5/2029(3)	59,570	56,095

LEISURE TIME - 0.2%
NCL Corp., Ltd. First Lien Term Loan A (ICE LIBOR USD 3 Month + 1.75%), 5.42%, 1/2/2024(3)	12,637	11,808

RETAIL - 0.5%
Fogo De Chao, Inc. First Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 7.37%, 4/7/2025(3)	13,005	12,138
Portillo’s Holdings LLC First Lien Term Loan (ICE LIBOR USD 1 Month + 5.50%), 8.62%, 9/6/2024(3)	18,997	18,807

		30,945
SOFTWARE - 5.2%
Applied Systems, Inc. Second Lien Term Loan (ICE LIBOR USD 3 Month + 5.50%), 9.17%, 9/19/2025(3)	28,103	27,583
Castle US Holding Corp. First Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 6.87%, 1/29/2027(3)	4,896	3,917
CommerceHub, Inc. Second Lien Term Loan B (ICE LIBOR USD 1 Month + 7.00%), 10.12%, 12/29/2028(3)	10,610	8,409
Constant Contact, Inc. Second Lien Term Loan (ICE LIBOR USD 3 Month + 7.50%), 9.92%, 2/12/2029(3)	28,018	21,574
Ivanti Software, Inc. Second Lien Term Loan (ICE LIBOR USD 3 Month + 7.25%), 10.33%, 12/1/2028(3)	6,435	4,783
Matrix Parent, Inc. First Lien Term Loan (SOFR + 5.00%), 8.10%, 3/1/2029(3)	21,107	19,419
Orchid Finco LLC First Lien Term Loan B (SOFR + 4.75%), 7.58%, 7/27/2027(3)	25,221	23,834
Renaissance Holdings Corp. First Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.77%, 5/30/2025(3)	61,929	58,755
Renaissance Holdings Corp. Second Lien Term Loan (ICE LIBOR USD 1 Month + 7.00%), 10.12%, 5/29/2026(3)	36,536	34,709
UKG, Inc. Second Lien Term Loan (ICE LIBOR USD 3 Month + 5.25%), 7.54%, 5/3/2027(3)	74,902	70,408
Virgin Pulse, Inc. First Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 7.12%, 4/6/2028(3)	34,885	30,292

		303,683
TELECOMMUNICATIONS - 0.9%
Delta Topco, Inc. Second Lien Term Loan (ICE LIBOR USD 3 Month + 7.25%), 9.34%, 12/1/2028(3)	35,575	31,128
Gridiron Fiber Corp. First Lien Term Loan B (ICE LIBOR USD 3 Month + 4.50%), 8.17%, 10/4/2028(3)	23,726	21,457

		52,585
TRANSPORTATION - 0.6%
SIRVA Worldwide, Inc. First Lien Term Loan
(ICE LIBOR USD 3 Month + 5.50%), 8.31%, 8/4/2025(3)	6,013	5,411
(ICE LIBOR USD 3 Month + 5.50%), 8.57%, 8/4/2025(3)	4,749	4,274
(ICE LIBOR USD 3 Month + 5.50%), 8.62%, 8/4/2025(3)	26,669	24,003
(ICE LIBOR USD 3 Month + 5.50%), 9.17%, 8/4/2025(3)	800	720

		34,408

Total bank loans (Cost $962,810)		867,879

	Shares Held
COMMON STOCK - 0.4%

MISCELLANEOUS MANUFACTURING - 0.4%
Utex Equity (Cost $10,178)*(4)(5)	364	24,386
	No. of Warrants	Value
WARRANTS - 0.0%

DIVERSIFIED FINANCIAL SERVICES - 0.0%
Carnelian Point Holdings LP, expiring 6/30/2027, strike price 10 (Cost $-)*(4)(5)	71	–

	Shares Held
SHORT-TERM INVESTMENT - 10.5%

INVESTMENT COMPANY - 10.5%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 2.81% (Cost $607,917)	607,917	607,917

Total investments - 98.2% (Cost $6,608,815)		5,704,314

Other assets less liabilities - 1.8%		104,758

Total net assets - 100.0%#		$5,809,072

(1)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. May be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)	The Fund considers the company to be from outside the United States. See the Fund’s Statement of Additional Information for a description of the methodology used for country classifications.

Security	Country	Trading Currency
Ahlstrom-Munksjo Holding 3 Oy, 4.88%, 2/4/2028	Finland	USD
Altice France Holding SA, 6.00%, 2/15/2028	Luxembourg	USD
Altice France Holding SA, 10.50%, 5/15/2027	Luxembourg	USD
Altice France SA, 5.13%, 1/15/2029	France	USD
Altice France SA, 5.13%, 7/15/2029	France	USD
Altice France SA, 5.50%, 1/15/2028	France	USD
Altice France SA, 5.50%, 10/15/2029	France	USD
Ardonagh Midco 2 plc, 11.50% Cash, 12.75% PIK, 1/15/2027	United Kingdom	USD
Bombardier, Inc., 6.00%, 2/15/2028	Canada	USD
Bombardier, Inc., 7.13%, 6/15/2026	Canada	USD
Consolidated Energy Finance SA, 5.63%, 10/15/2028	Switzerland	USD
Highlands Holdings Bond Issuer Ltd., 7.63% Cash, 8.38% PIK, 10/15/2025	Bermuda	USD
MEG Energy Corp., 5.88%, 2/1/2029	Canada	USD
Methanex Corp., 5.65%, 12/1/2044	Canada	USD
Methanex Corp., 5.25%, 12/15/2029	Canada	USD
Methanex Corp., 5.13%, 10/15/2027	Canada	USD
Motion Bondco DAC, 6.63%, 11/15/2027	United Kingdom	USD
Strathcona Resources Ltd., 6.88%, 8/1/2026	Canada	USD
Superior Plus LP, 4.25%, 5/18/2028	Canada	CAD
Superior Plus LP, 4.50%, 3/15/2029	Canada	USD
UPC Holding BV, 5.50%, 1/15/2028	Netherlands	USD
Virgin Media Finance plc, 5.00%, 7/15/2030	United Kingdom	USD
Virgin Media Secured Finance plc, 4.50%, 8/15/2030	United Kingdom	USD
Virgin Media Secured Finance plc, 5.50%, 5/15/2029	United Kingdom	USD
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/2028	United Kingdom	USD
VistaJet Malta Finance plc, 6.38%, 2/1/2030	Switzerland	USD
VistaJet Malta Finance plc, 7.88%, 5/1/2027	Switzerland	USD
Vmed O2 UK Financing I plc, 4.25%, 1/31/2031	United Kingdom	USD
Ziggo Bond Co. BV, 5.13%, 2/28/2030	Netherlands	USD
Ziggo Bond Co. BV, 6.00%, 1/15/2027	Netherlands	USD
Ziggo BV, 4.88%, 1/15/2030	Netherlands	USD

(3)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of September 30, 2022.
(4)	Defaulted securities.
(5)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Partners Funds. In total, securities valued at a fair value were $24,386, or 0.4% of total net assets. See notes 2(a) and 4 in Notes to Financial Statements for additional information.

56	Artisan Partners Funds

PORTFOLIO DIVERSIFICATION
Dollar values in thousands
	Value	Percentage of Total Investments
Communication Services	$960,529	16.8%
Consumer Discretionary	1,019,646	17.9
Consumer Staples	215,143	3.8
Energy	325,976	5.7
Financials	1,007,542	17.7
Health Care	171,118	3.0
Industrials	462,440	8.1
Information Technology	428,908	7.5
Materials	368,877	6.4
Real Estate	136,218	2.4
Short-Term Investment	607,917	10.7

Total investments	$5,704,314	100.0%

TRADING CURRENCIES
Dollar values in thousands
	Value	Percentage of Total Investments
CAD	$4,223	0.1%
USD	5,700,091	99.9

Total investments	$5,704,314	100.0%

FOREIGN CURRENCY FORWARD CONTRACTS
Values in thousands
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	4,284	CAD	5,852	BOA	11/28/2022	$48

Total unrealized appreciation							$48

FUTURES CONTRACTS
Dollar values in thousands
Description	No. of Contracts	Expiration Date	Trading Currency	Notional Amount	Notional Value	Unrealized Appreciation
Short Positions Contracts
U.S. Treasury 10 Year Note	(55)	12/20/2022	USD		$(5,500)		$(6,163)	$305
U.S. Treasury Long Bond	(371)	12/20/2022	USD		(37,100)		(46,897)	3,984

Total unrealized depreciation						$4,289

The Fund has recorded an asset of $253 as of September 30, 2022, related to the current day’s variation margin related to these contracts.

TOP TEN HOLDINGS
Company Name	Country	Percentage of Total Net Assets
Acrisure LLC	United States	3.8%
CCO Holdings LLC	United States	3.5
NFP Corp.	United States	3.2
Carnival Corp.	United States	2.8
CSC Holdings LLC	United States	2.4
Ardonagh Midco 2 plc	United Kingdom	2.3
VistaJet Malta Finance plc	Switzerland	2.1
Medline Borrower LP	United States	2.1
Nordstrom, Inc.	United States	2.0
Sinclair Television Group, Inc.	United States	1.7

Total		25.9%

Definitions of abbreviations and footnotes are detailed on page 28.

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	57

Artisan International Fund

Schedule of Investments – September 30, 2022

Shares and dollar values in thousands

	Shares Held	Value
COMMON STOCKS AND EQUITY-LINKED SECURITY - 96.0%

BELGIUM - 1.8%
UCB SA(1)	1,304	$90,157

CANADA - 6.5%
Canadian National Railway Co.	904	97,658
Canadian Pacific Railway Ltd.	2,999	200,189
Kinaxis, Inc.*	264	26,183

		324,030
DENMARK - 3.0%
Ascendis Pharma A/S, ADR*	841	86,891
Novo Nordisk A/S, ADR	82	8,179
Novo Nordisk A/S, Class B(1)	571	56,940

		152,010
FRANCE - 13.6%
Air Liquide SA(1)	1,387	157,987
Airbus SE(1)	533	46,006
BNP Paribas SA(1)	4,866	205,433
Capgemini SE(1)	824	131,639
LVMH Moet Hennessy Louis Vuitton SE(1)	126	73,976
Pernod Ricard SA(1)	173	31,569
Safran SA(1)	357	32,485

		679,095
GERMANY - 14.9%
Allianz SE(1)	271	42,962
Brenntag SE(1)	663	40,468
Deutsche Boerse AG(1)	1,407	231,598
Deutsche Post AG(1)	2,701	82,198
Deutsche Telekom AG(1)	11,188	191,789
Dr Ing hc F Porsche AG (Preference)*(1)	550	44,472
Porsche Automobil Holding SE (Preference)(1)	197	11,224
Volkswagen AG (Preference)(1)	800	98,778

		743,489
INDIA - 1.6%
Reliance Industries Ltd.(1)	2,704	78,214

IRELAND - 2.1%
Ryanair Holdings plc, Equity-Linked Security*(1)(2)(3)	10,244	103,985

ITALY - 1.3%
Intesa Sanpaolo SpA(1)	41,156	67,739

JAPAN - 0.6%
Toyota Industries Corp.(1)	631	30,074

NETHERLANDS - 12.3%
Argenx SE, ADR*	510	179,951
Argenx SE*(1)	16	5,831
ING Groep NV(1)	14,459	123,980
Koninklijke DSM NV(1)	354	40,128
Shell plc(1)	10,361	257,774
Shell plc, ADR	99	4,905

		612,569
RUSSIA - 0.0%
MMC Norilsk Nickel PJSC, ADR(1)(4)(7)	4,881	–
Sberbank of Russia PJSC*(1)(4)(7)	38,445	–

		–
SINGAPORE - 0.6%
DBS Group Holdings Ltd.(1)	1,239	28,654

SPAIN - 1.1%
Ferrovial SA(1)	2,520	57,185

SWITZERLAND - 6.4%
Alcon, Inc.(1)	1,500	86,886
Barry Callebaut AG(1)	27	49,840
Cie Financiere Richemont SA(1)	1,109	104,079
Medacta Group SA(1)	356	29,969
UBS Group AG(1)	3,384	48,890

		319,664
UNITED KINGDOM - 12.6%
BAE Systems plc(1)	3,119	27,401
Barclays plc(1)	93,023	148,308
Diageo plc(1)	2,066	86,594
International Consolidated Airlines Group SA*(1)(5)	24,139	25,157
Linde plc(1)	844	230,709
Tesco plc(1)	24,104	55,191
Unilever plc(1)	1,291	56,821

		630,181
UNITED STATES - 17.6%
Alphabet, Inc., Class A*	1,154	110,406
Alphabet, Inc., Class C*	573	55,128
Amazon.com, Inc.*	1,297	146,553
Aon plc, Class A	598	160,314
ICON plc*	132	24,277
Nestle SA(1)	988	106,943
Roche Holding AG(1)	231	75,227
Schlumberger NV	5,529	198,507

		877,355

Total common stocks and equity-linked security (Cost $5,166,780)		4,794,401

SHORT-TERM INVESTMENTS - 4.5%

INVESTMENT COMPANIES - 4.5%
BlackRock Liquidity FedFund - Institutional Shares, 2.00%(6)	29,932	29,932
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 2.81%	194,114	194,114

Total investment companies (Cost $224,046)		224,046

Total investments - 100.5% (Cost $5,390,826)		5,018,447

Other assets less liabilities - (0.5)%		(24,909)

Total net assets - 100.0%#		$4,993,538

(1)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Partners Funds. In total, securities valued at a fair value were $3,495,260, or 70.0% of total net assets. See notes 2(a) and 4 in Notes to Financial Statements for additional information.
(2)	Security is restricted. Security was acquired in a transaction pursuant to Rule 144A under the Securities Act of 1933, as amended, on the date or during the period noted below.

Security	Acquisition Dates	Cost	Value	Percentage of Total Net Assets
Ryanair Holdings plc	11/14/2013 - 02/24/2022	$190,215	$103,985	2.1%

58	Artisan Partners Funds

(3)	Security is an equity-linked security issued by HSBC Bank plc. As described in 2(g) in Notes to Financial Statements, equity-linked securities are subject to counterparty risk with respect to the bank or broker-dealer that issues them.
(4)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(5)	All or a portion of security is on loan at September 30, 2022.
(6)	At September 30, 2022, the Portfolio had loaned securities with a total value of $25,157. This was collateralized by cash of $29,932 which was subsequently invested in an investment company.
(7)	Security is restricted.

Security	Acquisition Dates	Cost	Value	Percentage of Total Net Assets
MMC Norilsk Nickel PJSC	01/12/2022 - 10/14/2022	$151,723	$–	0.0%
Sberbank of Russia PJSC	09/16/2021 - 02/11/2022	159,810	–	0.0%

PORTFOLIO DIVERSIFICATION
Dollar values in thousands
	Value	Percentage of Total Investments
Communication Services	$357,323	7.1%
Consumer Discretionary	479,082	9.5
Consumer Staples	386,958	7.7
Energy	539,400	10.8
Financials	1,057,878	21.1
Health Care	644,308	12.8
Industrials	742,806	14.8
Information Technology	157,822	3.1
Materials	428,824	8.6
Short-Term Investment	224,046	4.5

Total investments	$5,018,447	100.0%

TRADING CURRENCIES
Dollar values in thousands
	Value	Percentage of Total Investments
CAD	$324,030	6.5
CHF	501,834	10.0
DKK	56,940	1.1
EUR	2,038,313	40.6
GBP	657,246	13.0%
INR	78,214	1.6
JPY	30,074	0.6
RUB	0	0.0
SGD	28,654	0.6
USD	1,303,142	26.0

Total investments	$5,018,447	100.0%

TOP TEN HOLDINGS
Company Name	Country	Percentage of Total Net Assets
Shell plc	Netherlands	5.3%
Deutsche Boerse AG	Germany	4.6
Linde plc	United Kingdom	4.6
BNP Paribas SA	France	4.1
Canadian Pacific Railway Ltd.	Canada	4.0
Schlumberger NV	United States	4.0
Deutsche Telekom AG	Germany	3.8
Argenx SE	Netherlands	3.7
Alphabet, Inc.	United States	3.3
Aon plc	United States	3.2

Total		40.6%

Definitions of abbreviations and footnotes are detailed on page 28.

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	59

ARTISAN International Explorer FUND

Schedule of Investments – September 30, 2022

Shares and dollar values in thousands

	Shares Held	Value
COMMON STOCKS - 86.7%

ARGENTINA - 4.0%
Despegar.com Corp.*	144	$822

AUSTRALIA - 4.2%
Steadfast Group Ltd.(1)	293	863

CANADA - 8.2%
ATS Automation Tooling Systems, Inc.*	33	879
Boyd Group Services, Inc.	1	138
Knight Therapeutics, Inc.*	138	530
Real Matters, Inc.*	42	145

		1,692
CHINA - 2.2%
China Isotope & Radiation Corp.(1)	210	442

DENMARK - 1.0%
ALK-Abello A/S*(1)	13	204

FRANCE - 2.0%
Alten SA(1)	4	421

GERMANY - 6.3%
AlzChem Group AG(1)	25	398
Hensoldt AG(1)	45	904

		1,302
INDIA - 2.4%
Care Ratings Ltd.(1)	80	494

INDONESIA - 4.7%
Mitra Adiperkasa Tbk. PT*(1)	13,844	962

IRELAND - 5.2%
Glenveagh Properties plc*(1)	1,216	1,059

ITALY - 1.3%
Enav SpA*(1)	71	257

JAPAN - 6.9%
Horiba Ltd.(1)	10	396
NexTone, Inc.*(1)	11	278
Zuken, Inc.(1)	31	743

		1,417
MEXICO - 2.8%
Qualitas Controladora SAB de CV	138	568

NORWAY - 1.0%
Sikri Holding ASA*(1)	345	212

SOUTH AFRICA - 4.5%
Bid Corp. Ltd.(1)	14	208
Cashbuild Ltd.(1)	37	407
Famous Brands Ltd.(1)	102	307

		922
SOUTH KOREA - 2.1%
Vitzrocell Co. Ltd.(1)	58	441

SWITZERLAND - 1.1%
Medmix AG(1)	13	229

UNITED KINGDOM - 21.0%
Essentra plc(1)	81	162
Euromoney Institutional Investor plc(1)	43	694
IDOX plc(1)	1,100	792
IQE plc*(1)	722	271
Johnson Service Group plc*(1)	126	111
LSL Property Services plc(1)	119	348
Luxfer Holdings plc	34	493
M&C Saatchi plc*(1)	879	1,317
Oxford Biomedica plc*(1)	33	125

		4,313
UNITED STATES - 5.8%
Impro Precision Industries Ltd.(1)	2,436	611
Signify NV(1)	22	571

		1,182

Total common stocks (Cost $20,997)		17,802

SHORT-TERM INVESTMENTS - 14.3%

INVESTMENT COMPANIES - 14.3%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 2.81%	1,001	1,001
Federated Treasury Obligations Fund - Institutional Class, 2.85%	971	971
Fidelity Investments Money Market Treasury Portfolio - Institutional Class, 2.89%	971	971

Total investment companies (Cost $2,943)		2,943

Total investments - 101.0% (Cost $23,940)		20,745

Other assets less liabilities - (1.0)%		(209)

Total net assets - 100.0%#		$20,536

(1)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Partners Funds. In total, securities valued at a fair value were $14,227, or 69.3% of total net assets. See notes 2(a) and 4 in Notes to Financial Statements for additional information.

PORTFOLIO DIVERSIFICATION
Dollar values in thousands
	Value	Percentage of Total Investments
Communication Services	$2,289	11.0%
Consumer Discretionary	3,557	17.1
Consumer Staples	208	1.0
Financials	1,925	9.3
Health Care	1,530	7.4
Industrials	4,405	21.2
Information Technology	2,835	13.7
Materials	560	2.7
Real Estate	493	2.4
Short-Term Investment	2,943	14.2

Total investments	$20,745	100.0%

60	Artisan Partners Funds

TRADING CURRENCIES
Dollar values in thousands
	Value	Percentage of Total Investments
AUD	$863	4.2%
CAD	1,692	8.2
CHF	229	1.1
DKK	204	1.0
EUR	3,610	17.4
GBP	3,820	18.5
HKD	1,053	5.1
IDR	962	4.6
INR	494	2.4
JPY	1,417	6.8
KRW	441	2.1
MXN	568	2.7
NOK	212	1.0
USD	4,258	20.5
ZAR	922	4.4

Total investments	$20,745	100.0%

TOP TEN HOLDINGS
Company Name	Country	Percentage of Total Net Assets
M&C Saatchi plc	United Kingdom	6.4%
Glenveagh Properties plc	Ireland	5.2
Mitra Adiperkasa Tbk. PT	Indonesia	4.7
Hensoldt AG	Germany	4.4
ATS Automation Tooling Systems, Inc.	Canada	4.3
Steadfast Group Ltd.	Australia	4.2
Despegar.com Corp.	Argentina	4.0
IDOX plc	United Kingdom	3.9
Zuken, Inc.	Japan	3.6
Euromoney Institutional Investor plc	United Kingdom	3.4

Total		44.1%

Definitions of abbreviations and footnotes are detailed on page 28.

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	61

Artisan International Small-Mid Fund

Schedule of Investments – September 30, 2022

Shares and dollar values in thousands

	Shares Held	Value
COMMON STOCKS - 91.8%

AUSTRALIA - 0.1%
Telix Pharmaceuticals Ltd.*(1)	1,566	$4,680

BELGIUM - 0.4%
Azelis Group NV(1)	807	17,950

BRAZIL - 1.9%
Hapvida Participacoes e Investimentos SA*	16,123	22,716
Rumo SA	7,208	24,785
Vibra Energia SA	9,079	29,084

		76,585
CANADA - 5.4%
Altus Group Ltd.	1,632	52,893
CAE, Inc.*	3,448	52,889
Descartes Systems Group, Inc. (The)*	599	38,039
Kinaxis, Inc.*	364	36,139
Lightspeed Commerce, Inc.*	1,874	32,987

		212,947
CHINA - 0.1%
Jacobio Pharmaceuticals Group Co. Ltd.*(1)	5,766	3,068

COSTA RICA - 0.3%
Establishment Labs Holdings, Inc.*	184	10,064

DENMARK - 5.1%
ALK-Abello A/S*(1)	1,334	20,980
Ambu A/S, Class B(1)	4,389	37,925
Carlsberg A/S, Class B(1)	192	22,392
DSV A/S(1)	210	24,335
FLSmidth & Co. A/S(1)	824	17,761
Genmab A/S*(1)	166	53,523
Vestas Wind Systems A/S(1)	1,329	24,362

		201,278
FINLAND - 1.8%
Metso Outotec OYJ(1)	9,801	64,946
Revenio Group OYJ(1)	217	8,046

		72,992
FRANCE - 3.0%
Gaztransport Et Technigaz SA(1)	467	51,659
Lectra(1)	1,560	43,344
Ubisoft Entertainment SA*(1)	875	24,026

		119,029
GERMANY - 4.1%
AIXTRON SE(1)	2,613	63,179
Carl Zeiss Meditec AG(1)	69	7,312
Gerresheimer AG(1)	684	33,601
Hamburger Hafen und Logistik AG(1)	1,241	13,546
MorphoSys AG*(1)	186	3,747
Symrise AG(1)	438	43,123

		164,508
ICELAND - 0.4%
Ossur HF*(1)	4,382	17,097

INDIA - 2.4%
IndiaMart InterMesh Ltd.(1)	473	25,682
WNS Holdings Ltd., ADR*	835	68,361

		94,043
ISRAEL - 8.0%
Kornit Digital Ltd.*	2,391	63,617
Max Stock Ltd.(1)	3,860	5,601
Nice Ltd., ADR*	907	170,738
Radware Ltd.*	1,931	42,076
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.(1)	205	14,682
Tel Aviv Stock Exchange Ltd.(1)	3,931	20,345

		317,059
ITALY - 1.3%
Davide Campari-Milano NV(1)	3,178	28,188
Moncler SpA(1)	569	23,383

		51,571
JAPAN - 13.2%
Azbil Corp.(1)	2,511	65,526
Carenet, Inc.(1)(2)	3,363	27,595
CKD Corp.(1)(2)	4,057	48,288
Daikokutenbussan Co. Ltd.(1)(2)	838	30,492
en Japan, Inc.(1)	624	9,525
Fujitec Co. Ltd.(1)	2,143	43,322
GMO Financial Gate, Inc.(1)	147	12,804
Jeol Ltd.(1)	624	20,577
Kobe Bussan Co. Ltd.(1)	662	15,851
Money Forward, Inc.*(1)	991	20,531
Morinaga Milk Industry Co. Ltd.(1)	847	24,824
Raccoon Holdings, Inc.(1)	165	1,167
Rohm Co. Ltd.(1)	586	38,435
SCSK Corp.(1)	613	9,196
SG Holdings Co. Ltd.(1)	4,359	59,239
Temairazu, Inc.(1)	321	11,662
Toshiba Corp.(1)	2,019	71,910
Ubicom Holdings, Inc.(1)(2)	847	12,677

		523,621
NETHERLANDS - 2.1%
IMCD NV(1)	407	48,261
Koninklijke DSM NV(1)	293	33,262

		81,523
SPAIN - 0.5%
Almirall SA(1)	1,987	19,146

SWEDEN - 3.3%
AAK AB(1)	1,207	15,909
Fortnox AB(1)	11,588	44,957
Swedish Orphan Biovitrum AB*(1)	3,551	68,741

		129,607
SWITZERLAND - 5.8%
Alcon, Inc.(1)	1,263	73,123
Baloise Holding AG(1)	284	36,267
Barry Callebaut AG(1)	24	45,916
Belimo Holding AG(1)	88	32,178
Burckhardt Compression Holding AG(1)	72	26,734
Tecan Group AG(1)	48	16,545

		230,763
THAILAND - 1.5%
Fabrinet*	628	59,988

UNITED KINGDOM - 12.4%
Alphawave IP Group plc*(1)	11,706	17,766
Balfour Beatty plc(1)	6,282	21,310
boohoo Group plc*(1)	10,907	4,339
Britvic plc(1)	3,218	25,585

62	Artisan Partners Funds

	Shares Held	Value
UNITED KINGDOM (CONTINUED)
ConvaTec Group plc(1)	36,110	$81,842
Howden Joinery Group plc(1)	7,094	39,473
JD Sports Fashion plc(1)	15,878	17,342
JET2 plc*(1)	5,958	45,618
Oxford Biomedica plc*(1)	1,627	6,223
Rotork plc(1)	16,631	43,349
RS Group plc(1)	7,362	78,561
Smiths Group plc(1)	1,261	21,126
St. James’s Place plc(1)	2,934	33,463
Subsea 7 SA(1)	1,289	10,181
Trainline plc*(1)	8,785	30,605
YouGov plc(1)	1,645	16,031

		492,814
UNITED STATES - 18.7%
Agilysys, Inc.*	917	50,734
Alkermes plc*	1,283	28,647
Avidity Biosciences, Inc.*	251	4,092
BioCryst Pharmaceuticals, Inc.*	1,708	21,521
CyberArk Software Ltd.*	577	86,584
Envista Holdings Corp.*	1,188	38,978
Glaukos Corp.*	1,269	67,567
Ingersoll Rand, Inc.	1,144	49,503
Inspire Medical Systems, Inc.*	86	15,285
Lantheus Holdings, Inc.*	454	31,951
Legend Biotech Corp., ADR*	907	36,992
Madrigal Pharmaceuticals, Inc.*	134	8,705
MaxCyte, Inc.*	835	5,425
Model N, Inc.*(2)	2,003	68,548
Monday.com Ltd.*	100	11,299
Myriad Genetics, Inc.*	1,726	32,940
Relay Therapeutics, Inc.*	201	4,488
Seagen, Inc.*	78	10,721
STAAR Surgical Co.*	339	23,924
Varex Imaging Corp.*	1,111	23,494
Verastem, Inc.*	1,246	1,059
ViewRay, Inc.*(2)	11,030	40,149
Wolfspeed, Inc.*	767	79,288

		741,894

Total common stocks (Cost $3,979,721)		3,642,227

SHORT-TERM INVESTMENT - 7.0%

INVESTMENT COMPANY - 7.0%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 2.81% (Cost $279,761)	279,761	279,761

Total investments - 98.8% (Cost $4,259,482)		3,921,988

Other assets less liabilities - 1.2%		46,575

Total net assets - 100.0%#		$3,968,563

(1)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Partners Funds. In total, securities valued at a fair value were $2,195,957, or 55.3% of total net assets. See notes 2(a) and 4 in Notes to Financial Statements for additional information.
(2)	Affiliated company as defined under the Investment Company Act of 1940. See note 10 in Notes to Financial Statements for additional information.

PORTFOLIO DIVERSIFICATION

Dollar values in thousands

	Value	Percentage of Total Investments
Communication Services	$40,057	1.0%
Consumer Discretionary	123,183	3.2
Consumer Staples	223,839	5.7
Energy	61,840	1.6
Financials	90,075	2.3
Health Care	932,489	23.8
Industrials	968,270	24.7
Information Technology	1,073,196	27.4
Materials	76,385	1.9
Real Estate	52,893	1.3
Short-Term Investment	279,761	7.1

Total investments	$3,921,988	100.0%

TRADING CURRENCIES

Dollar values in thousands

	Value	Percentage of Total Investments
AUD	$4,680	0.1%
BRL	76,585	2.0
CAD	212,947	5.4
CHF	230,763	5.9
DKK	218,375	5.6
EUR	526,719	13.4
GBP	482,633	12.3
HKD	3,068	0.1
INR	25,682	0.7
ILS	40,628	1.0
JPY	523,621	13.3
NOK	10,181	0.3
SEK	129,607	3.3
USD	1,436,499	36.6

Total investments	$3,921,988	100.0%

TOP TEN HOLDINGS
Company Name	Country	Percentage of Total Net Assets
Nice Ltd.	Israel	4.3%
CyberArk Software Ltd.	United States	2.2
ConvaTec Group plc	United Kingdom	2.1
Wolfspeed, Inc.	United States	2.0
RS Group plc	United Kingdom	2.0
Alcon, Inc.	Switzerland	1.8
Toshiba Corp.	Japan	1.8
Swedish Orphan Biovitrum AB	Sweden	1.7
Model N, Inc.	United States	1.7
WNS Holdings Ltd.	India	1.7

Total		21.3%

Definitions of abbreviations and footnotes are detailed on page 28.

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	63

ARTISAN INTERNATIONAL VALUE FUND

Schedule of Investments – September 30, 2022

Shares and dollar values in thousands

	Shares Held	Value
COMMON STOCKS AND EQUITY-LINKED SECURITY - 93.3%

BELGIUM - 1.9%
Groupe Bruxelles Lambert NV(1)	5,565	$386,750

BRAZIL - 0.8%
Telefonica Brasil SA, ADR	20,904	157,199

CANADA - 6.1%
Alimentation Couche-Tard, Inc.	22,399	901,731
Suncor Energy, Inc.	11,638	327,733

		1,229,464
CHINA - 7.5%
Alibaba Group Holding Ltd.*(1)	49,825	499,787
Anhui Conch Cement Co. Ltd., Class H(1)	50,307	158,557
Hengan International Group Co. Ltd.(1)	55,979	249,183
Trip.com Group Ltd.*(1)	22,127	604,441

		1,511,968
FINLAND - 1.6%
Nokia OYJ, ADR	63,393	270,686
Nokia OYJ(1)	14,260	60,894

		331,580
FRANCE - 9.7%
Danone SA(1)	19,943	939,670
Safran SA(1)	5,962	542,118
Sodexo SA(1)	5,590	420,441
Sodexo SA (Registered Shares)*(1)(2)	737	55,450

		1,957,679
GERMANY - 1.8%
adidas AG(1)	1,606	186,391
Fresenius Medical Care AG & Co. KGaA(1)	6,466	183,782

		370,173
INDIA - 4.0%
HCL Technologies Ltd.(1)	56,082	634,192
Indus Towers Ltd.(1)	68,515	166,016

		800,208
IRELAND - 2.6%
CRH plc(1)	6,659	213,234
Ryanair Holdings plc*(1)	1,846	18,734
Ryanair Holdings plc, Equity-Linked Security*(1)(3)(4)	28,873	293,089

		525,057
ITALY - 0.1%
Iveco Group NV*(1)	4,417	20,815

JAPAN - 2.4%
Nintendo Co. Ltd.(1)	5,150	208,529
Seven & i Holdings Co. Ltd.(1)	6,652	267,198

		475,727
MEXICO - 0.7%
Gruma SAB de CV, Class B	15,639	148,923

NETHERLANDS - 5.0%
ING Groep NV(1)	50,045	429,097
Koninklijke Philips NV(1)	24,198	373,777
Universal Music Group NV(1)	10,304	194,233

		997,107
SOUTH KOREA - 6.7%
NAVER Corp.(1)	2,212	294,776
Samsung Electronics Co. Ltd.(1)	19,633	721,399
Samsung Electronics Co. Ltd. (Preference)(1)	9,926	322,964

		1,339,139
SPAIN - 1.1%
CaixaBank SA(1)	70,447	227,009

SWITZERLAND - 15.1%
ABB Ltd.(1)	26,902	692,746
Cie Financiere Richemont SA(1)	4,362	409,269
Holcim AG*(1)	12,463	508,477
Novartis AG(1)	13,251	1,010,148
UBS Group AG(1)	28,532	412,178

		3,032,818
UNITED KINGDOM - 14.2%
Associated British Foods plc(1)	15,246	212,557
Berkeley Group Holdings plc(1)(5)	5,543	203,196
CNH Industrial NV(1)	22,974	256,485
Compass Group plc(1)	44,514	889,806
Inchcape plc(1)	6,489	48,833
Liberty Global plc, Class A*	9,433	147,061
Liberty Global plc, Class C*	6,771	111,724
Lloyds Banking Group plc(1)	811,826	370,895
RELX plc(1)	23,288	568,530
RELX plc(1)	1,784	43,269

		2,852,356
UNITED STATES - 12.0%
Arch Capital Group Ltd.*(5)	23,073	1,050,732
Garmin Ltd.	5,192	416,967
Sensata Technologies Holding plc(5)	8,750	326,188
Willis Towers Watson plc	3,071	617,141

		2,411,028

Total common stocks and equity-linked security (Cost $19,908,961)		18,775,000

SHORT-TERM INVESTMENT - 6.4%

INVESTMENT COMPANY - 6.4%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 2.81% (Cost $1,283,119)	1,283,119	1,283,119

Total investments - 99.7% (Cost $21,192,080)		20,058,119

Other assets less liabilities - 0.3%		72,911

Total net assets - 100.0%#		$20,131,030

(1)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Partners Funds. In total, securities valued at a fair value were $14,298,915, or 71.0% of total net assets. See notes 2(a) and 4 in Notes to Financial Statements for additional information.
(2)	Security is restricted.

Security	Acquisition Date	Cost	Value	Percentage of Total Net Assets
Sodexo SA (Registered Shares)	09/01/2020	$63,852	$55,450	0.3%

(3)	Security was acquired in a transaction pursuant to Rule 144A under the Securities Act of 1933, as amended, on the date or during the period noted below. Security is restricted.

Security	Acquisition Dates	Cost	Value	Percentage of Total Net Assets
Ryanair Holdings plc	11/14/2013 - 09/29/2022	$456,186	$293,089	1.5%

(4)	Security is an equity-linked security issued by HSBC Bank plc. As described in 2(g) in Notes to Financial Statements, equity-linked securities are subject to counterparty risk with respect to the bank or broker-dealer that issues them.
(5)	Affiliated company as defined under the Investment Company Act of 1940. See note 10 in Notes to Financial Statements for additional information.

64	Artisan Partners Funds

OTC TOTAL RETURN SWAP
(Values in thousands)
Counterparty	Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/Received	Counterparty	Maturity Date	Notional Amount	Upfront Payments (Receipts)	Unrealized (Depreciation)	Value
UBS	Gruma SAB de CV	Fed funds rate + 0.70% and decrease in total return of reference entity	Increase in total return of reference entity	Monthly	UBS AG	9/21/2023	USD 975	–	(498)	(498)

	Total							–	(498)	(498)

PORTFOLIO DIVERSIFICATION
Dollar values in thousands
	Value	Percentage of Total Investments
Communication Services	$1,279,538	6.4%
Consumer Discretionary	3,734,581	18.6
Consumer Staples	2,719,262	13.6
Energy	327,733	1.6
Financials	3,493,802	17.4
Health Care	1,567,707	7.8
Industrials	2,761,974	13.8
Information Technology	2,010,135	10.0
Materials	880,268	4.4
Short-Term Investment	1,283,119	6.4

Total investments	$20,058,119	100.0%

TRADING CURRENCIES
Dollar values in thousands
	Value	Percentage of Total Investments
CAD	$1,229,464	6.1%
CHF	3,032,818	15.1
EUR	4,552,149	22.7
GBP	2,293,817	11.4
HKD	1,511,968	7.5
INR	800,208	4.0
JPY	475,727	2.4
KRW	1,339,139	6.7
MXN	148,923	0.7
USD	4,673,906	23.4

Total investments	$20,058,119	100.0%

TOP TEN HOLDINGS
Company Name	Country	Percentage of Total Net Assets
Arch Capital Group Ltd.	United States	5.2%
Samsung Electronics Co. Ltd.	South Korea	5.2
Novartis AG	Switzerland	5.0
Danone SA	France	4.7
Alimentation Couche-Tard, Inc.	Canada	4.5
Compass Group plc	United Kingdom	4.4
ABB Ltd.	Switzerland	3.4
HCL Technologies Ltd.	India	3.2
Willis Towers Watson plc	United States	3.1
RELX plc	United Kingdom	3.0

Total		41.7%

Definitions of abbreviations and footnotes are detailed on page 28.

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	65

ARTISAN Mid Cap FUND

Schedule of Investments – September 30, 2022

Shares and dollar values in thousands

	Shares Held	Value
COMMON STOCKS - 96.1%

AUTO COMPONENTS - 1.1%
Aptiv plc*	618	$48,363

BANKS - 3.9%
First Republic Bank	515	67,195
SVB Financial Group*	294	98,731

		165,926
BIOTECHNOLOGY - 8.9%
Argenx SE, ADR*(1)	393	138,676
Ascendis Pharma A/S, ADR*(1)	1,328	137,128
BioNTech SE, ADR(1)	363	49,019
Exact Sciences Corp.*	421	13,692
Genmab A/S*(1)(2)	122	39,259

		377,774
BUILDING PRODUCTS - 2.5%
Advanced Drainage Systems, Inc.	632	78,568
Trex Co., Inc.*	597	26,218

		104,786
CAPITAL MARKETS - 8.0%
LPL Financial Holdings, Inc.	371	81,129
MSCI, Inc.	216	90,989
Nasdaq, Inc.	2,090	118,472
Tradeweb Markets, Inc., Class A	898	50,678

		341,268
COMMUNICATIONS EQUIPMENT - 2.3%
Arista Networks, Inc.*	867	97,858

ELECTRICAL EQUIPMENT - 0.5%
Generac Holdings, Inc.*	122	21,671

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.8%
Teledyne Technologies, Inc.*	204	68,982
Trimble, Inc.*	932	50,572

		119,554
ENTERTAINMENT - 0.9%
Take-Two Interactive Software, Inc.*	349	38,081

HEALTH CARE EQUIPMENT & SUPPLIES - 2.9%
Cooper Cos., Inc. (The)	113	29,764
Dexcom, Inc.*	612	49,262
Envista Holdings Corp.*	1,314	43,109

		122,135
HEALTH CARE TECHNOLOGY - 4.2%
Veeva Systems, Inc., Class A*	1,069	176,231

HOTELS, RESTAURANTS & LEISURE - 3.0%
Chipotle Mexican Grill, Inc.*	84	125,824

INSURANCE - 1.1%
Ryan Specialty Holdings, Inc., Class A*	1,138	46,223

INTERACTIVE MEDIA & SERVICES - 3.2%
Match Group, Inc.*	1,113	53,155
ZoomInfo Technologies, Inc., Class A*	1,957	81,549

		134,704
INTERNET & DIRECT MARKETING RETAIL - 1.8%
Etsy, Inc.*	359	35,910
Global-e Online Ltd.*(1)	1,565	41,868

		77,778
IT SERVICES - 4.2%
Global Payments, Inc.	1,468	158,666
Shopify, Inc., Class A*(1)	755	20,342

		179,008
LIFE SCIENCES TOOLS & SERVICES - 5.9%
Agilent Technologies, Inc.	601	73,012
Azenta, Inc.	95	4,081
Evotec SE*(1)(2)	1,118	19,671
Repligen Corp.*	342	64,031
West Pharmaceutical Services, Inc.	360	88,617

		249,412
MACHINERY - 5.1%
CNH Industrial NV(1)	3,927	43,859
Fortive Corp.	1,041	60,716
Ingersoll Rand, Inc.	2,585	111,829

		216,404
MULTILINE RETAIL - 0.5%
Dollar Tree, Inc.*	157	21,435

PHARMACEUTICALS - 3.5%
Catalent, Inc.*	2,047	148,136

PROFESSIONAL SERVICES - 1.0%
CoStar Group, Inc.*	302	21,059
Verisk Analytics, Inc.	132	22,451

		43,510
ROAD & RAIL - 1.3%
Uber Technologies, Inc.*	2,156	57,132

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.5%
Entegris, Inc.	697	57,827
Lattice Semiconductor Corp.*	2,330	114,664
Monolithic Power Systems, Inc.	170	61,764
ON Semiconductor Corp.*	2,020	125,885

		360,140
SOFTWARE - 16.7%
Atlassian Corp. plc, Class A*	813	171,143
Bill.com Holdings, Inc.*	437	57,801
Datadog, Inc., Class A*	730	64,802
HubSpot, Inc.*	553	149,452
Synopsys, Inc.*	329	100,478
Tyler Technologies, Inc.*	152	52,726
Zscaler, Inc.*	674	110,787

		707,189
SPECIALTY RETAIL - 0.9%
Burlington Stores, Inc.*	49	5,507
Five Below, Inc.*	235	32,321

		37,828
TEXTILES, APPAREL & LUXURY GOODS - 1.4%
Lululemon Athletica, Inc.*	213	59,523

Total common stocks (Cost $3,286,013)		4,077,893

SHORT-TERM INVESTMENT - 3.0%

INVESTMENT COMPANY - 3.0%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 2.81% (Cost $127,061)	127,061	127,061

Total investments - 99.1% (Cost $3,413,074)		4,204,954

Other assets less liabilities - 0.9%		40,269

Total net assets - 100.0%#		$4,245,223

66	Artisan Partners Funds

(1)	The Fund considers the company to be from outside the United States. See the Fund’s Statement of Additional Information for a description of the methodology used for country classifications.

Security	Country	Trading Currency
Argenx SE	Netherlands	USD
Ascendis Pharma A/S	Denmark	USD
BioNTech SE	Germany	USD
CNH Industrial NV	United Kingdom	USD
Evotec SE	Germany	EUR
Genmab A/S	Denmark	DKK
Global-e Online Ltd.	Israel	USD
Shopify, Inc.	Canada	USD

(2)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Partners Funds. In total, securities valued at a fair value were $58,930, or 1.4% of total net assets. See notes 2(a) and 4 in Notes to Financial Statements for additional information.

PORTFOLIO DIVERSIFICATION
Dollar values in thousands
	Value	Percentage of Total Investments
Communication Services	$172,786	4.1%
Consumer Discretionary	370,751	8.8
Financials	553,417	13.2
Health Care	1,073,688	25.5
Industrials	443,504	10.6
Information Technology	1,463,747	34.8
Short-Term Investment	127,061	3.0

Total investments	$4,204,954	100.0%

TRADING CURRENCIES
Dollar values in thousands
	Value	Percentage of Total Investments
DKK	$39,259	0.9%
EUR	19,671	0.5
USD	4,146,024	98.6

Total investments	$4,204,954	100.0%

TOP TEN HOLDINGS
Company Name	Country	Percentage of Total Net Assets
Veeva Systems, Inc.	United States	4.2%
Atlassian Corp. plc	United States	4.0
Global Payments, Inc.	United States	3.7
HubSpot, Inc.	United States	3.5
Catalent, Inc.	United States	3.5
Argenx SE	Netherlands	3.3
Ascendis Pharma A/S	Denmark	3.2
ON Semiconductor Corp.	United States	3.0
Chipotle Mexican Grill, Inc.	United States	3.0
Nasdaq, Inc.	United States	2.8

Total		34.2%

Definitions of abbreviations and footnotes are detailed on page 28.

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	67

Artisan Mid Cap Value Fund

Schedule of Investments – September 30, 2022

Shares and dollar values in thousands

	Shares Held	Value
COMMON STOCKS - 97.4%

AEROSPACE & DEFENSE - 0.9%
CAE, Inc.*(1)	749	$11,478

AIR FREIGHT & LOGISTICS - 0.8%
Expeditors International of Washington, Inc.	123	10,904

AUTO COMPONENTS - 4.0%
BorgWarner, Inc.	825	25,908
Gentex Corp.	1,086	25,900

		51,808
BANKS - 5.1%
First Citizens BancShares, Inc., Class A	46	36,651
M&T Bank Corp.	168	29,606

		66,257
CAPITAL MARKETS - 5.2%
Carlyle Group, Inc. (The)	741	19,141
Moelis & Co., Class A	664	22,450
Northern Trust Corp.	304	26,029

		67,620
CHEMICALS - 3.5%
Celanese Corp.	185	16,754
Corteva, Inc.	510	29,125

		45,879
CONSUMER FINANCE - 2.2%
Synchrony Financial	1,009	28,434

DIVERSIFIED CONSUMER SERVICES - 1.9%
H&R Block, Inc.	591	25,135

ELECTRIC UTILITIES - 2.9%
OGE Energy Corp.	1,051	38,317

ELECTRICAL EQUIPMENT - 3.0%
nVent Electric plc	1,251	39,530

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.1%
Vontier Corp.	852	14,235

ENERGY EQUIPMENT & SERVICES - 2.8%
NOV, Inc.	2,261	36,588

ENTERTAINMENT - 4.0%
Electronic Arts, Inc.	224	25,899
Warner Bros Discovery, Inc.*	2,342	26,933

		52,832
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 5.9%
Lamar Advertising Co., Class A	424	34,950
Public Storage	60	17,712
STORE Capital Corp.	776	24,320

		76,982
FOOD & STAPLES RETAILING - 4.0%
Kroger Co. (The)	681	29,792
Sysco Corp.	317	22,418

		52,210
FOOD PRODUCTS - 2.4%
Tyson Foods, Inc., Class A	470	30,969

HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
Dentsply Sirona, Inc.	526	14,920

	Shares Held	Value
HEALTH CARE PROVIDERS & SERVICES - 4.1%
AmerisourceBergen Corp.	159	$21,488
Centene Corp.*	421	32,726

		54,214
HOTELS, RESTAURANTS & LEISURE - 7.1%
Expedia Group, Inc.*	340	31,882
Marriott International, Inc., Class A	238	33,394
Vail Resorts, Inc.	130	28,022

		93,298
INSURANCE - 7.9%
Arch Capital Group Ltd.*	956	43,533
Globe Life, Inc.	428	42,706
Progressive Corp. (The)	144	16,731

		102,970
INTERACTIVE MEDIA & SERVICES - 1.4%
IAC, Inc.*	330	18,274

MACHINERY - 1.7%
Otis Worldwide Corp.	340	21,706

MEDIA - 8.1%
Cable One, Inc.	24	20,637
Liberty Broadband Corp., Class C*	95	7,032
Liberty Media Corp.-Liberty SiriusXM, Class A*	353	13,452
Liberty Media Corp.-Liberty SiriusXM, Class C*	351	13,246
News Corp., Class A	1,757	26,547
Omnicom Group, Inc.	406	25,591

		106,505
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.4%
Jones Lang LaSalle, Inc.*	123	18,618

ROAD & RAIL - 3.6%
AMERCO	93	47,202

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.0%
Analog Devices, Inc.	371	51,648

SOFTWARE - 1.8%
Check Point Software Technologies Ltd.*(1)	213	23,830

SPECIALTY RETAIL - 2.4%
AutoNation, Inc.*	309	31,501

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.6%
NetApp, Inc.	340	21,004

TRADING COMPANIES & DISTRIBUTORS - 1.5%
Air Lease Corp.	650	20,168

Total common stocks (Cost $903,413)		1,275,036

SHORT-TERM INVESTMENT - 1.6%

INVESTMENT COMPANY - 1.6%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 2.81% (Cost $20,320)	20,320	20,320

Total investments - 99.0% (Cost $923,733)		1,295,356

Other assets less liabilities - 1.0%		12,611

Total net assets - 100.0%#		$1,307,967

68	Artisan Partners Funds

(1)	The Fund considers the company to be from outside the United States. See the Fund’s Statement of Additional Information for a description of the methodology used for country classifications.

Security	Country	Trading Currency
CAE, Inc.	Canada	USD
Check Point Software Technologies Ltd.	Israel	USD

PORTFOLIO DIVERSIFICATION
Dollar values in thousands
	Value	Percentage of Total Investments
Communication Services	$177,612	13.7%
Consumer Discretionary	201,741	15.6
Consumer Staples	83,179	6.4
Energy	36,588	2.8
Financials	265,281	20.5
Health Care	69,134	5.3
Industrials	150,988	11.7
Information Technology	110,717	8.5
Materials	45,879	3.5
Real Estate	95,600	7.4
Utilities	38,317	3.0
Short-Term Investment	20,320	1.6

Total investments	$1,295,356	100.0%

TOP TEN HOLDINGS
Company Name	Country	Percentage of Total Net Assets
Analog Devices, Inc.	United States	4.0%
AMERCO	United States	3.6
Arch Capital Group Ltd.	United States	3.3
Globe Life, Inc.	United States	3.3
nVent Electric plc	United States	3.0
OGE Energy Corp.	United States	2.9
First Citizens BancShares, Inc.	United States	2.8
NOV, Inc.	United States	2.8
Lamar Advertising Co.	United States	2.7
Marriott International, Inc.	United States	2.6

Total		31.0%

Definitions of abbreviations and footnotes are detailed on page 28.

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	69

ARTISAN Select Equity FUND

Schedule of Investments – September 30, 2022

Shares and dollar values in thousands

	Shares Held	Value
COMMON STOCKS - 95.3%

AIR FREIGHT & LOGISTICS - 1.4%
FedEx Corp.	3	$411

AIRLINES - 1.8%
Southwest Airlines Co.*	17	526

AUTOMOBILES - 5.3%
Harley-Davidson, Inc.	45	1,579

BANKS - 4.7%
Citigroup, Inc.	33	1,375

CAPITAL MARKETS - 5.1%
Bank of New York Mellon Corp. (The)	39	1,513

CHEMICALS - 5.7%
Axalta Coating Systems Ltd.*	79	1,669

CONSTRUCTION MATERIALS - 4.2%
HeidelbergCement AG(1)(2)	31	1,247

CONSUMER FINANCE - 5.0%
American Express Co.	11	1,489

DIVERSIFIED FINANCIAL SERVICES - 6.3%
Berkshire Hathaway, Inc., Class B*	7	1,857

FOOD PRODUCTS - 4.7%
Danone SA(1)(2)	30	1,399

HEALTH CARE EQUIPMENT & SUPPLIES - 4.3%
Dentsply Sirona, Inc.	45	1,284

HEALTH CARE PROVIDERS & SERVICES - 5.6%
Elevance Health, Inc.	4	1,658

HOTELS, RESTAURANTS & LEISURE - 5.4%
Aramark	21	646
Expedia Group, Inc.*	10	955

		1,601
INSURANCE - 12.9%
Alleghany Corp.*	1	1,097
Marsh & McLennan Cos., Inc.	6	879
Progressive Corp. (The)	16	1,839

		3,815
INTERACTIVE MEDIA & SERVICES - 9.5%
Alphabet, Inc., Class A*	16	1,492
Meta Platforms, Inc., Class A*	10	1,313

		2,805
INTERNET & DIRECT MARKETING RETAIL - 4.2%
Alibaba Group Holding Ltd., ADR*(1)	15	1,231

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.0%
Lam Research Corp.	2	587

SPECIALTY RETAIL - 2.9%
Advance Auto Parts, Inc.	5	848

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 4.3%
Samsung Electronics Co. Ltd.(1)(2)	34	1,264

Total common stocks (Cost $32,818)		28,158
SHORT-TERM INVESTMENT - 4.5%

INVESTMENT COMPANY - 4.5%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 2.81% (Cost $1,327)	1,327	$1,327

Total investments - 99.8% (Cost $34,145)		29,485

Other assets less liabilities - 0.2%		71

Total net assets - 100.0%#		$29,556

(1)	The Fund considers the company to be from outside the United States. See the Fund’s Statement of Additional Information for a description of the methodology used for country classifications.

Security	Country	Trading Currency
Alibaba Group Holding Ltd.	China	USD
Danone SA	France	EUR
HeidelbergCement AG	Germany	EUR
Samsung Electronics Co. Ltd.	South Korea	KRW

(2)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Partners Funds. In total, securities valued at a fair value were $3,910, or 13.2% of total net assets. See notes 2(a) and 4 in Notes to Financial Statements for additional information.

PORTFOLIO DIVERSIFICATION
Dollar values in thousands
	Value	Percentage of Total Investments
Communication Services	$2,805	9.5%
Consumer Discretionary	5,259	17.8
Consumer Staples	1,399	4.7
Financials	10,049	34.1
Health Care	2,942	10.0
Industrials	937	3.2
Information Technology	1,851	6.3
Materials	2,916	9.9
Short-Term Investment	1,327	4.5

Total investments	$29,485	100.0%

TRADING CURRENCIES
Dollar values in thousands
	Value	Percentage of Total Investments
EUR	$2,646	9.0%
KRW	1,264	4.3
USD	25,575	86.7

Total investments	$29,485	100.0%

70	Artisan Partners Funds

TOP TEN HOLDINGS
Company Name	Country	Percentage of Total Net Assets
Berkshire Hathaway, Inc.	United States	6.3%
Progressive Corp. (The)	United States	6.2
Axalta Coating Systems Ltd.	United States	5.7
Elevance Health, Inc.	United States	5.6
Harley-Davidson, Inc.	United States	5.3
Bank of New York Mellon Corp. (The)	United States	5.1
Alphabet, Inc.	United States	5.0
American Express Co.	United States	5.0
Danone SA	France	4.7
Citigroup, Inc.	United States	4.7

Total		53.6%

Definitions of abbreviations and footnotes are detailed on page 28.

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	71

ARTISAN Small Cap FUND

Schedule of Investments – September 30, 2022

Shares and dollar values in thousands

	Shares Held	Value
COMMON STOCKS - 99.6%

BANKS - 1.7%
Live Oak Bancshares, Inc.	446	$13,647
Silvergate Capital Corp., Class A*	223	16,779

		30,426
BIOTECHNOLOGY - 20.7%
Argenx SE, ADR*(1)	264	93,172
Ascendis Pharma A/S, ADR*(1)	718	74,123
Avid Bioservices, Inc.*	657	12,568
Denali Therapeutics, Inc.*	255	7,837
Halozyme Therapeutics, Inc.*	3,466	137,065
Iovance Biotherapeutics, Inc.*	1,585	15,187
Veracyte, Inc.*	2,183	36,246

		376,198
BUILDING PRODUCTS - 3.2%
Advanced Drainage Systems, Inc.	386	47,953
Trex Co., Inc.*	239	10,502

		58,455
CAPITAL MARKETS - 1.6%
Morningstar, Inc.	136	28,823

CONSTRUCTION & ENGINEERING - 4.6%
Valmont Industries, Inc.	308	82,818

DIVERSIFIED CONSUMER SERVICES - 1.7%
Chegg, Inc.*	1,473	31,026

ELECTRICAL EQUIPMENT - 1.0%
Shoals Technologies Group, Inc., Class A*	814	17,540

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.7%
Novanta, Inc.*	432	49,969

FOOD PRODUCTS - 0.6%
Freshpet, Inc.*	201	10,076

HEALTH CARE EQUIPMENT & SUPPLIES - 8.7%
Envista Holdings Corp.*	398	13,069
iRhythm Technologies, Inc.*	178	22,274
Penumbra, Inc.*	62	11,790
Shockwave Medical, Inc.*	397	110,479

		157,612
HEALTH CARE PROVIDERS & SERVICES - 1.1%
Option Care Health, Inc.*	652	20,532

HOTELS, RESTAURANTS & LEISURE - 4.6%
Papa John’s International, Inc.	457	32,013
Wingstop, Inc.	405	50,776

		82,789
INTERACTIVE MEDIA & SERVICES - 0.6%
Eventbrite, Inc., Class A*	1,809	11,000

INTERNET & DIRECT MARKETING RETAIL - 1.6%
Etsy, Inc.*	149	14,900
Global-e Online Ltd.*(1)	511	13,663
ThredUp, Inc., Class A*	695	1,279

		29,842
IT SERVICES - 0.8%
BigCommerce Holdings, Inc., Series 1*	963	14,255

LIFE SCIENCES TOOLS & SERVICES - 2.8%
Azenta, Inc.	400	$17,144
Repligen Corp.*	176	32,995

		50,139
MACHINERY - 3.8%
Ingersoll Rand, Inc.	1,326	57,351
John Bean Technologies Corp.	52	4,506
Kornit Digital Ltd.*(1)	279	7,418

		69,275
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 12.9%
Allegro MicroSystems, Inc.*(1)	1,040	22,723
Ambarella, Inc.*	153	8,581
Lattice Semiconductor Corp.*	1,920	94,503
MACOM Technology Solutions Holdings, Inc.*	172	8,919
Monolithic Power Systems, Inc.	184	66,833
Wolfspeed, Inc.*	321	33,224

		234,783
SOFTWARE - 21.8%
Bentley Systems, Inc., Class B	743	22,742
Blackline, Inc.*	1,014	60,713
BTRS Holdings, Inc., Class 1*	1,288	11,923
Ceridian HCM Holding, Inc.*	309	17,257
Clearwater Analytics Holdings, Inc., Class A*	517	8,681
DoubleVerify Holdings, Inc.*	1,177	32,192
Freshworks, Inc., Class A*	810	10,505
Guidewire Software, Inc.*	582	35,862
HubSpot, Inc.*	85	22,837
Olo, Inc., Class A*	1,283	10,136
Paycor HCM, Inc.*	803	23,743
Procore Technologies, Inc.*	127	6,261
Q2 Holdings, Inc.*	1,003	32,309
Sprout Social, Inc., Class A*	249	15,101
Tyler Technologies, Inc.*	118	41,084
Workiva, Inc.*	563	43,801

		395,147
SPECIALTY RETAIL - 3.1%
Five Below, Inc.*	69	9,484
Floor & Decor Holdings, Inc., Class A*	419	29,434
Leslie’s, Inc.*	1,236	18,183

		57,101

Total common stocks (Cost $1,485,756)		1,807,806

Total investments - 99.6% (Cost $1,485,756)		1,807,806

Other assets less liabilities - 0.4%		7,721

Total net assets - 100.0%#		$1,815,527

(1)	The Fund considers the company to be from outside the United States. See the Fund’s Statement of Additional Information for a description of the methodology used for country classifications.

Security	Country	Trading Currency
Allegro MicroSystems, Inc.	Japan	USD
Argenx SE	Netherlands	USD
Ascendis Pharma A/S	Denmark	USD
Global-e Online Ltd.	Israel	USD
Kornit Digital Ltd.	Israel	USD

72	Artisan Partners Funds

PORTFOLIO DIVERSIFICATION
Dollar values in thousands
	Value	Percentage of Total Investments
Communication Services	$10,999	0.6%
Consumer Discretionary	200,758	11.1
Consumer Staples	10,076	0.6
Financials	59,249	3.3
Health Care	604,481	33.4
Industrials	228,087	12.6
Information Technology	694,156	38.4

Total investments	$1,807,806	100.0%

TOP TEN HOLDINGS
Company Name	Country	Percentage of Total Net Assets
Halozyme Therapeutics, Inc.	United States	7.5%
Shockwave Medical, Inc.	United States	6.1
Lattice Semiconductor Corp.	United States	5.2
Argenx SE	Netherlands	5.1
Valmont Industries, Inc.	United States	4.6
Ascendis Pharma A/S	Denmark	4.1
Monolithic Power Systems, Inc.	United States	3.7
Blackline, Inc.	United States	3.3
Ingersoll Rand, Inc.	United States	3.2
Wingstop, Inc.	United States	2.8

Total		45.6%

Definitions of abbreviations and footnotes are detailed on page 28.

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	73

Artisan Sustainable Emerging Markets Fund

Schedule of Investments – September 30, 2022

Shares and dollar values in thousands

	Shares Held	Value
COMMON STOCKS - 96.4%

ARGENTINA - 1.5%
Despegar.com Corp.*	95	$540
Loma Negra Cia Industrial Argentina SA, ADR	61	381

		921
BRAZIL - 10.0%
Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA	687	256
GPS Participacoes e Empreendimentos SA(1)	387	960
Itau Unibanco Holding SA (Preference)*	250	1,296
Lojas Renner SA*	146	755
MercadoLibre, Inc.*	2	1,716
Vale SA	96	1,287

		6,270
CHILE - 1.7%
Empresa Nacional de Telecomunicaciones SA	183	519
Vina Concha y Toro SA	475	538

		1,057
CHINA - 21.9%
Alibaba Group Holding Ltd.*(2)	255	2,555
Baidu, Inc., Class A*(2)	70	1,030
Baozun, Inc., ADR*	19	117
China Traditional Chinese Medicine Holdings Co. Ltd.(2)	3,158	1,091
Estun Automation Co. Ltd., Class A(2)	645	1,711
Kingsoft Cloud Holdings Ltd., ADR*	61	122
NIO, Inc., ADR*	36	567
Noah Holdings Ltd., ADR*	28	366
Prosus NV*(2)	28	1,471
Tongwei Co. Ltd., Class A(2)	103	682
Trip.com Group Ltd.*(2)	31	848
Wuhan Raycus Fiber Laser Technologies Co. Ltd., Class A*(2)	211	661
Xiabuxiabu Catering Management China Holdings Co. Ltd.(2)	253	166
Zhuzhou CRRC Times Electric Co. Ltd., Class H(2)	565	2,371

		13,758
GREECE - 2.8%
Alpha Services & Holdings SA*(2)	1,068	832
Mytilineos SA(2)	70	954

		1,786
HONG KONG - 4.2%
AIA Group Ltd.(2)	136	1,127
China High Precision Automation Group Ltd.*(2)(3)	9,066	–
Sino Biopharmaceutical Ltd.(2)	3,247	1,510

		2,637
INDIA - 11.1%
Havells India Ltd.(2)	90	1,487
ICICI Bank Ltd.(2)	240	2,509
Infosys Ltd.(2)	58	986
Reliance Industries Ltd.(2)	68	1,960

		6,942
INDONESIA - 2.5%
Bank Rakyat Indonesia Persero Tbk. PT(2)	3,493	1,028
Indofood CBP Sukses Makmur Tbk. PT(2)	907	513

		1,541
KAZAKHSTAN - 1.9%
Kaspi.KZ JSC, GDR(2)	21	1,206

MALAYSIA - 1.5%
Public Bank Bhd.(2)	1,017	924

MEXICO - 2.2%
Cemex SAB de CV*	1,101	380
Corp. Inmobiliaria Vesta SAB de CV	534	996

		1,376
PERU - 1.4%
Credicorp Ltd.	7	859

PORTUGAL - 0.7%
Jeronimo Martins SGPS SA(2)	25	467

RUSSIA - 0.0%
LUKOIL PJSC, ADR(2)(3)(4)	19	—
MMC Norilsk Nickel PJSC, ADR(2)(3)(4)	39	—
Ozon Holdings plc, ADR*(2)(3)(4)	25	—
Polyus PJSC, GDR(2)(3)(4)	24	—
Sberbank of Russia PJSC*(2)(3)(4)	265	—
Yandex NV, Class A*(2)(3)(4)	14	—

		—
SINGAPORE - 0.4%
Sea Ltd., ADR*	5	259

SOUTH AFRICA - 2.8%
FirstRand Ltd.(2)	298	992
MTN Group Ltd.(2)	118	773

		1,765
SOUTH KOREA - 10.3%
HYBE Co. Ltd.*(2)	5	490
Samsung Biologics Co. Ltd.*(2)	2	1,280
Samsung Electronics Co. Ltd.(2)	109	4,022
Shinhan Financial Group Co. Ltd.(2)	28	652

		6,444
TAIWAN - 16.9%
E Ink Holdings, Inc.(2)	393	2,597
MediaTek, Inc.(2)	94	1,632
Sunny Friend Environmental Technology Co. Ltd.(2)	167	795
Taiwan Semiconductor Manufacturing Co. Ltd.(2)	426	5,595

		10,619
THAILAND - 0.8%
Bangkok Bank PCL(2)	133	480

UNITED STATES - 1.3%
Globant SA*	4	817

VIETNAM - 0.5%
Vietnam Technological & Commercial Joint Stock Bank*(2)	255	344

Total common stocks (Cost $74,478)		60,472

SHORT-TERM INVESTMENT - 2.3%

INVESTMENT COMPANY - 2.3%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 2.81% (Cost $1,473)	1,473	1,473

Total investments - 98.7% (Cost $75,951)		61,945

Other assets less liabilities - 1.3%		786

Total net assets - 100.0%#		$62,731

74	Artisan Partners Funds

(1)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. May be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Partners Funds. In total, securities valued at a fair value were $47,741, or 76.1% of total net assets. See notes 2(a) and 4 in Notes to Financial Statements for additional information.
(3)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(4)	Security is restricted.

Security	Acquisition Dates	Cost	Value	Percentage of Total Net Assets
LUKOIL PJSC	10/07/2021 - 12/23/2021	$1,026	$–	0.0%
MMC Norilsk Nickel PJSC	10/07/2021 - 12/23/2021	736	–	0.0%
Ozon Holdings plc	10/07/2021 - 12/23/2021	900	–	0.0%
Polyus PJSC	10/07/2021 - 12/23/2021	1,320	–	0.0%
Sberbank of Russia	10/07/2021 - 12/23/2021	772	–	0.0%
Yandex NV	10/07/2021 - 12/31/2021	613	–	0.0%

PORTFOLIO DIVERSIFICATION
Dollar values in thousands
	Value	Percentage of Total Investments
Communication Services	$3,071	4.9%
Consumer Discretionary	8,735	14.1
Consumer Staples	2,200	3.5
Energy	1,960	3.2
Financials	12,615	20.4
Health Care	3,881	6.3
Industrials	8,534	13.8
Information Technology	16,432	26.5
Materials	2,048	3.3
Real Estate	996	1.6
Short-Term Investment	1,473	2.4

Total investments	$61,945	100.0%

TRADING CURRENCIES
Dollar values in thousands
	Value	Percentage of Total Investments
BRL	$4,554	7.4%
CLP	1,057	1.7
CNY	3,054	4.9
EUR	3,724	6.0
HKD	10,698	17.3
IDR	1,541	2.5
INR	6,942	11.2
KRW	6,444	10.4
MXN	1,376	2.2
MYR	924	1.5
THB	480	0.8
TWD	10,619	17.1
USD	8,423	13.6
VND	344	0.6
ZAR	1,765	2.8

Total investments	$61,945	100.0%

TOP TEN HOLDINGS
Company Name	Country	Percentage of Total Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	8.9%
Samsung Electronics Co. Ltd.	South Korea	6.4
E Ink Holdings, Inc.	Taiwan	4.1
Alibaba Group Holding Ltd.	China	4.1
ICICI Bank Ltd.	India	4.0
Zhuzhou CRRC Times Electric Co. Ltd.	China	3.8
Reliance Industries Ltd.	India	3.1
MercadoLibre, Inc.	Brazil	2.7
Estun Automation Co. Ltd.	China	2.7
MediaTek, Inc.	Taiwan	2.6

Total		42.4%

Definitions of abbreviations and footnotes are detailed on page 28.

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	75

Artisan Value Fund

Schedule of Investments – September 30, 2022

Shares and dollar values in thousands

	Shares Held	Value
COMMON STOCKS - 97.9%

AEROSPACE & DEFENSE - 9.6%
Airbus SE(1)(2)	62	$5,349
Northrop Grumman Corp.	16	7,641
Raytheon Technologies Corp.	56	4,599
Safran SA(1)(2)	47	4,235

		21,824
AIR FREIGHT & LOGISTICS - 2.9%
FedEx Corp.	44	6,472

BANKS - 2.0%
Bank of America Corp.	148	4,483

BEVERAGES - 0.8%
Heineken Holding NV(1)(2)	28	1,900

BIOTECHNOLOGY - 2.0%
Vertex Pharmaceuticals, Inc.*	16	4,614

CAPITAL MARKETS - 9.1%
Blackstone, Inc., Class A	53	4,405
CME Group, Inc.	20	3,605
Goldman Sachs Group, Inc. (The)	21	6,110
Morgan Stanley	83	6,563

		20,683
COMMUNICATIONS EQUIPMENT - 1.7%
Cisco Systems, Inc.	95	3,797

CONSUMER FINANCE - 2.2%
Synchrony Financial	176	4,975

DIVERSIFIED FINANCIAL SERVICES - 2.0%
Berkshire Hathaway, Inc., Class B*	17	4,562

ENERGY EQUIPMENT & SERVICES - 2.8%
Schlumberger NV	179	6,433

ENTERTAINMENT - 7.4%
Electronic Arts, Inc.	43	5,001
Netflix, Inc.*	20	4,635
Walt Disney Co. (The)*	31	2,940
Warner Bros Discovery, Inc.*	358	4,122

		16,698
HEALTH CARE EQUIPMENT & SUPPLIES - 3.5%
Koninklijke Philips NV(1)(2)	202	3,124
Medtronic plc	58	4,708

		7,832
HEALTH CARE PROVIDERS & SERVICES - 3.3%
Cigna Corp.	27	7,436

HOTELS, RESTAURANTS & LEISURE - 9.3%
Booking Holdings, Inc.*	4	7,363
Compass Group plc(1)(2)	385	7,695
Marriott International, Inc., Class A	43	6,054

		21,112
INSURANCE - 3.5%
Arch Capital Group Ltd.*	174	7,911

INTERACTIVE MEDIA & SERVICES - 7.7%
Alphabet, Inc., Class C*	118	11,342
Meta Platforms, Inc., Class A*	46	6,187

		17,529
IT SERVICES - 4.8%
Fiserv, Inc.*	49	4,541
Visa, Inc., Class A	36	6,459

		11,000
MEDIA - 2.6%
Comcast Corp., Class A	202	5,917

OIL, GAS & CONSUMABLE FUELS - 4.0%
EOG Resources, Inc.	81	9,037

PHARMACEUTICALS - 3.0%
Merck & Co., Inc.	80	6,853

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.9%
NXP Semiconductors NV(1)	30	4,400

SPECIALTY RETAIL - 2.0%
AutoNation, Inc.*	44	4,520

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.3%
Samsung Electronics Co. Ltd. (Preference)(1)(2)	160	5,191

TOBACCO - 5.8%
Altria Group, Inc.	151	6,102
Philip Morris International, Inc.	84	6,977

		13,079
TRADING COMPANIES & DISTRIBUTORS - 1.7%
Air Lease Corp.	126	3,901

Total common stocks (Cost $180,545)		222,159

SHORT-TERM INVESTMENT - 0.8%

INVESTMENT COMPANY - 0.8%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 2.81% (Cost $1,916)	1,916	1,916

Total investments - 98.7% (Cost $182,461)		224,075

Other assets less liabilities - 1.3%		3,020

Total net assets - 100.0%#		$227,095

(1)	The Fund considers the company to be from outside the United States. See the Fund’s Statement of Additional Information for a description of the methodology used for country classifications.

Security	Country	Trading Currency
Airbus SE	France	EUR
Compass Group plc	United Kingdom	GBP
Heineken Holding NV	Netherlands	EUR
Koninklijke Philips NV	Netherlands	EUR
NXP Semiconductors NV	China	USD
Safran SA	France	EUR
Samsung Electronics Co. Ltd.	South Korea	KRW

76	Artisan Partners Funds

(2)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Partners Funds. In total, securities valued at a fair value were $27,494, or 12.1% of total net assets. See notes 2(a) and 4 in Notes to Financial Statements for additional information.

PORTFOLIO DIVERSIFICATION
Dollar values in thousands
	Value	Percentage of Total Investments
Communication Services	$40,144	17.9%
Consumer Discretionary	25,632	11.4
Consumer Staples	14,980	6.7
Energy	15,470	6.9
Financials	42,614	19.0
Health Care	26,735	11.9
Industrials	32,196	14.4
Information Technology	24,388	10.9
Short-Term Investment	1,916	0.9

Total investments	$224,075	100.0%

TRADING CURRENCIES
Dollar values in thousands
	Value	Percentage of Total Investments
EUR	$14,608	6.5%
GBP	7,695	3.5
KRW	5,191	2.3
USD	196,581	87.7

Total investments	$224,075	100.0%

TOP TEN HOLDINGS
Company Name	Country	Percentage of Total Net Assets
Alphabet, Inc.	United States	5.0%
EOG Resources, Inc.	United States	4.0
Arch Capital Group Ltd.	United States	3.5
Compass Group plc	United Kingdom	3.4
Northrop Grumman Corp.	United States	3.4
Cigna Corp.	United States	3.3
Booking Holdings, Inc.	United States	3.2
Philip Morris International, Inc.	United States	3.1
Merck & Co., Inc.	United States	3.0
Morgan Stanley	United States	2.9

Total		34.8%

Definitions of abbreviations and footnotes are detailed on page 28.

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	77

Artisan Value Income Fund

Schedule of Investments – September 30, 2022

Principal amount, shares and dollar values in thousands

	Shares Held	Value
COMMON STOCKS - 89.0%

AEROSPACE & DEFENSE - 4.7%
Airbus SE(1)(2)	1	$110
Raytheon Technologies Corp.	2	195
Safran SA(1)(2)	1	121

		426
BANKS - 4.1%
Bank of America Corp.	6	170
Bank of Hawaii Corp.	3	207

		377
BEVERAGES - 4.5%
Coca-Cola Co. (The)	3	183
Heineken Holding NV(1)(2)	3	227

		410
CAPITAL MARKETS - 14.8%
Blackstone, Inc., Class A	2	147
Carlyle Group, Inc. (The)	4	113
CME Group, Inc.	1	146
Cohen & Steers, Inc.	3	168
GCM Grosvenor, Inc., Class A	18	140
Goldman Sachs Group, Inc. (The)	–^	119
Moelis & Co., Class A	5	164
Morgan Stanley	2	149
Northern Trust Corp.	2	200

		1,346
COMMUNICATIONS EQUIPMENT - 1.3%
Cisco Systems, Inc.	3	122

CONSUMER FINANCE - 1.3%
Synchrony Financial	4	119

DIVERSIFIED CONSUMER SERVICES - 2.4%
H&R Block, Inc.(3)	5	216

ELECTRIC UTILITIES - 6.3%
IDACORP, Inc.	1	105
OGE Energy Corp.	6	206
Portland General Electric Co.	3	118
PPL Corp.	6	146

		575
ELECTRICAL EQUIPMENT - 2.9%
nVent Electric plc	8	263

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 9.3%
Camden Property Trust	1	121
Lamar Advertising Co., Class A	3	287
Public Storage	1	201
STORE Capital Corp.	8	239

		848
FOOD & STAPLES RETAILING - 1.4%
Sysco Corp.	2	127

FOOD PRODUCTS - 2.1%
Tyson Foods, Inc., Class A	3	188

GAS UTILITIES - 1.6%
Atmos Energy Corp.	1	143

HEALTH CARE EQUIPMENT & SUPPLIES - 3.2%
Koninklijke Philips NV(1)(2)	7	101
Medtronic plc	2	187

		288
HOTELS, RESTAURANTS & LEISURE - 3.8%
Compass Group plc(1)(2)	10	196
Vail Resorts, Inc.	1	149

		345
IT SERVICES - 1.7%
Visa, Inc., Class A	1	156

MACHINERY - 2.0%
Otis Worldwide Corp.	3	182

MEDIA - 4.6%
Cable One, Inc.	–^	93
Comcast Corp., Class A	6	186
Omnicom Group, Inc.	2	141

		420
OIL, GAS & CONSUMABLE FUELS - 3.2%
EOG Resources, Inc.	3	293

PHARMACEUTICALS - 2.2%
Merck & Co., Inc.(3)	2	197

PROFESSIONAL SERVICES - 1.3%
Applus Services SA(1)(2)	21	119

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 4.0%
NetApp, Inc.	3	187
Samsung Electronics Co. Ltd. (Preference)(1)(2)	5	176

		363
TOBACCO - 6.3%
Altria Group, Inc.	7	292
Philip Morris International, Inc.	3	286

		578
Total common stocks (Cost $9,908)		8,101

	Principal Amount	Value
CORPORATE BONDS - 4.8%

AEROSPACE & DEFENSE - 2.2%
Boeing Co. (The) 1.43%, 2/4/2024	$215	204

ENERGY EQUIPMENT & SERVICES - 1.3%
Weatherford International Ltd. 11.00%, 12/1/2024(4)	117	119

TRADING COMPANIES & DISTRIBUTORS - 1.3%
Air Lease Corp.
Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.15%), 4.12%, 12/15/2026(5)(6)	173	119

Total corporate bonds (Cost $480)		442

78	Artisan Partners Funds

	Principal Amount	Value
CONVERTIBLE BONDS - 2.7%

MEDIA - 1.2%
Cable One, Inc.
Zero Coupon, 3/15/2026	$78	$59
1.13%, 3/15/2028	75	54

		113
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.5%
Redwood Trust, Inc. 7.75%, 6/15/2027(4)	165	132

Total convertible bonds (Cost $277)		245

	Shares Held	Value
CONVERTIBLE PREFERRED STOCK - 1.5%

HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%
Boston Scientific Corp.
Series A, 5.50%, 6/1/2023 (Cost $162)	1	142

SHORT-TERM INVESTMENTS - 2.8%

INVESTMENT COMPANIES - 2.8%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 2.81%	86	86
Federated Treasury Obligations Fund - Institutional Class, 2.85%	83	83
Fidelity Investments Money Market Treasury Portfolio - Institutional Class, 2.89%	83	83

Total short-term investments (Cost $252)		252

Total investments - 100.8% (Cost $11,079)		9,182

Written Option Contracts - (0.1)% (Premiums received $(5))		(8)

Other assets less liabilities - (0.7%)		(68)

Total net assets - 100.0%#		$9,106

(1)	The Fund considers the company to be from outside the United States. See the Fund’s Statement of Additional Information for a description of the methodology used for country classifications.

Security	Country	Trading Currency
Airbus SE	France	EUR
Applus Services SA	Spain	EUR
Compass Group plc	United Kingdom	GBP
Heineken Holding NV	Netherlands	EUR
Koninklijke Philips NV	Netherlands	EUR
Safran SA	France	EUR
Samsung Electronics Co. Ltd.	South Korea	KRW

(2)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Partners Funds. In total, securities valued at a fair value were $1,050, or 11.5% of total net assets. See notes 2(a) and 4 in Notes to Financial Statements for additional information.
(3)	At September 30, 2022, all or a portion of this security was pledged to cover collateral requirements for written options.
(4)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. May be resold in transactions exempt from registration, normally to qualified institutional buyers.
(5)	Perpetual security. The rate reflected was the rate in effect on September 30, 2022. The maturity date reflects the next call date.
(6)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of September 30, 2022.

Artisan Partners Funds	79

WRITTEN OPTION CONTRACTS
Call Options
Dollar values in thousands except exercise price
No. of Contracts‡	Description	Exercise Price	Notional Amount	Expiration Date	Premiums (Received) by Fund	Market Value	Unrealized (Depreciation)
8	H&R Block, Inc.	$37.00	$34	10/21/22	$(2)	$(5)	$(3)
8	H&R Block, Inc.	42.00	34	1/20/23	(3)	(3)	–^
2	IDACORP, Inc.	115.00	20	11/18/22	–^	–^	–^
4	Portland General Electric Co.	55.00	17	12/16/22	–^	–^	–^

Total written option contracts					$(5)	$(8)	$(3)

PORTFOLIO DIVERSIFICATION
Dollar values in thousands
	Value	Percentage of Total Investments
Communication Services	$533	5.8%
Consumer Discretionary	561	6.1
Consumer Staples	1,303	14.2
Energy	412	4.5
Financials	1,974	21.5
Health Care	626	6.8
Industrials	1,314	14.3
Information Technology	641	7.0
Real Estate	848	9.2
Utilities	718	7.8
Short-Term Investment	252	2.8

Total investments	$9,182	100.0%

TRADING CURRENCIES
Dollar values in thousands
	Value	Percentage of Total Investments
EUR	$679	7.4%
GBP	196	2.1
KRW	176	1.9
USD	8,131	88.6

Total investments	$9,182	100.0%

TOP TEN HOLDINGS
Company Name	Country	Percentage of Total Net Assets
EOG Resources, Inc.	United States	3.2%
Altria Group, Inc.	United States	3.2
Lamar Advertising Co.	United States	3.1
Philip Morris International, Inc.	United States	3.1
nVent Electric plc	United States	2.9
STORE Capital Corp.	United States	2.6
Heineken Holding NV	Netherlands	2.5
H&R Block, Inc.	United States	2.4
Bank of Hawaii Corp.	United States	2.3
Cable One, Inc.	United States	2.3

Total		27.6%

Definitions of abbreviations and footnotes are detailed on page 28.

The accompanying notes are an integral part of the financial statements.

80	Artisan Partners Funds

ARTISAN PARTNERS FUNDS

Statements of Assets and Liabilities – September 30, 2022

Dollar values in thousands

	DEVELOPING WORLD	EMERGING MARKETS DEBT OPPORTUNITIES	FLOATING RATE	FOCUS
ASSETS:
Investments in securities, unaffiliated, at value	$3,203,734	$17,311	$42,755	$1,541,240
Short-term investments, at value	–	3,149	5,124	30,961
Total investments	3,203,734	20,460	47,879	1,572,201
Cash	26,852	–	380	13,723
Cash pledged for centrally cleared credit default swap contracts	–	336	–	–
Deposits with broker for forward contracts	–	128	–	–
Deposits with broker for futures contracts	–	182	–	–
Due from broker	–	4	–	–
Foreign currency	15,590	1	–	–
Unrealized appreciation on foreign currency forward contracts	–	176	–	9,533
Receivable from investments sold	23,617	3,504	1,447	45,498
Receivable from fund shares sold	3,412	–	1	1,012
Dividends and interest receivable	124	373	155	776
Other assets	300	2	2	77
Total assets	3,273,629	25,166	49,864	1,642,820
LIABILITIES:
Unrealized depreciation on foreign currency forward contracts	–	141	–	553
Dividends payable	–	–	1	–
Due to custodian	–	11	–	–
Payable for investments purchased	12,332	3,717	2,337	32,744
Payable for fund shares redeemed	8,132	–	101	482
Payable for variation margin on futures contracts	–	5	–	–
Payable for variation margin on centrally cleared credit default swap contracts	–	3	–	–
Payable for variation margin on centrally cleared interest rate swap contracts	–	9	–	–
Payable to the Adviser	–	–	71	–
Payable for operating expenses	1,016	73	119	401
Payable for management fees	278	7	–	133
Payable for deferred director’s compensation	265	1	2	65
Total liabilities	22,023	3,967	2,631	34,378
Total net assets	$3,251,606	$21,199	$47,233	$1,608,442
NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$4,166,605	$22,066	$50,678	$1,762,847
Total distributable loss	(914,999)	(867)	(3,445)	(154,405)
Total net assets	$3,251,606	$21,199	$47,233	$1,608,442
SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$349,016	$88	$2,451	$237,102
Advisor Shares	$1,620,067	$433	$16,705	$817,890
Institutional Shares	$1,282,523	$20,678	$28,077	$553,450
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	28,794,928	9,134	263,469	15,613,057
Advisor Shares	132,216,436	45,171	1,796,097	53,627,071
Institutional Shares	104,002,149	2,154,833	3,019,054	36,177,875
Net asset value per share
Investor Shares	$12.12	$9.60	$9.30	$15.19
Advisor Shares	$12.25	$9.60	$9.30	$15.25
Institutional Shares	$12.33	$9.60	$9.30	$15.30
Cost of total investments	$3,205,184	$21,985	$50,729	$1,581,003
Cost of foreign currency held	$15,645	$1	$–	$–

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	81

ARTISAN PARTNERS FUNDS

Statements of Assets and Liabilities – September 30, 2022 (Continued)

Dollar values in thousands

	GLOBAL DISCOVERY	GLOBAL EQUITY	GLOBAL OPPORTUNITIES	GLOBAL UNCONSTRAINED
ASSETS:
Investments in securities, unaffiliated, at value	$222,183	$167,508	$3,039,858	$10,724
Short-term investments, at value	9,356	2,519	107,854	5,287
Total investments	231,539	170,027	3,147,712	16,011
Cash	1,928	1,902	33,479	14
Cash pledged for centrally cleared credit default swap contracts	–	–	–	594
Deposits with broker for foreign currency forward contracts	–	–	–	338
Deposits with broker for futures contracts	–	–	–	29
Due from broker	–	–	–	3
Foreign currency	13	181	353	1
Unrealized appreciation on foreign currency forward contracts	–	–	–	127
Receivable from investments sold	559	13,053	11,717	1,152
Receivable from fund shares sold	23	2	1,741	5
Receivable for variation margin on futures contracts	–	–	–	78
Dividends and interest receivable	142	367	3,429	207
Other assets	14	19	277	1
Total assets	234,218	185,551	3,198,708	18,560
LIABILITIES:
Short positions in securities, at value	–	–	–	1,978
Unrealized depreciation on foreign currency forward contracts	–	–	–	54
Payable for investments purchased	1,506	8,143	20,799	1,398
Payable for fund shares redeemed	126	907	2,490	–
Payable for variation margin on centrally cleared credit default swap contracts	–	–	–	12
Payable for variation margin on centrally cleared interest rate swap contracts	–	–	–	2
Payable for operating expenses	153	217	870	73
Payable for management fees	20	15	235	7
Payable for deferred director’s compensation	12	18	249	1
Total liabilities	1,817	9,300	24,643	3,525
Total net assets	$232,401	$176,251	$3,174,065	$15,035
NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$261,960	$206,935	$2,803,333	$14,886
Total distributable earnings (loss)	(29,559)	(30,684)	370,732	149
Total net assets	$232,401	$176,251	$3,174,065	$15,035
SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$36,925	$66,270	$782,904	$466
Advisor Shares	$13,438	$4,027	$625,332	$2,011
Institutional Shares	$182,038	$105,954	$1,765,829	$12,558
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	2,610,154	4,671,281	32,192,107	46,160
Advisor Shares	947,997	283,775	25,452,631	198,939
Institutional Shares	12,777,713	7,356,112	70,828,370	1,242,210
Net asset value per share
Investor Shares	$14.15	$14.19	$24.32	$10.10
Advisor Shares	$14.18	$14.19	$24.57	$10.11
Institutional Shares	$14.25	$14.40	$24.93	$10.11
Cost of total investments	$240,463	$187,495	$2,714,844	$16,887
Cost of foreign currency held	$13	$184	$353	$1
Proceeds from short positions in securities	$–	$–	$–	$2,102

The accompanying notes are an integral part of the financial statements.

82	Artisan Partners Funds

ARTISAN PARTNERS FUNDS

Statements of Assets and Liabilities – September 30, 2022 (Continued)

Dollar values in thousands

	GLOBAL VALUE	HIGH INCOME	INTERNATIONAL	INTERNATIONAL EXPLORER
ASSETS:
Investments in securities, unaffiliated, at value(2)	$1,748,327	$5,096,397	$4,794,401	$17,802
Short-term investments, at value	52,414	607,917	224,046	2,943
Total investments	1,800,741	5,704,314	5,018,447	20,745
Cash	14,747	47,807	56,137	–
Due from broker	–	1,672	–	–
Foreign currency	–	–	1,440	13
Unrealized appreciation on foreign currency forward contracts	–	48	–	–
Receivable from investments sold	5,726	12,920	103,072	159
Receivable from fund shares sold	3,983	11,744	2,026	6
Receivable for variation margin on futures contracts	–	253	–	–
Receivable from the Adviser	–	–	–	1
Dividends and interest receivable	7,323	85,680	22,317	14
Securities lending income receivable	–	–	166	–
Other assets	199	312	821	—	(1)
Total assets	1,832,719	5,864,750	5,204,426	20,938
LIABILITIES:
Dividends payable	–	6,824	–	–
Payable for investments purchased	11,045	31,195	160,194	352
Payable for fund shares redeemed	2,282	15,901	17,667	–
Payable upon return of securities loaned	–	–	29,932	–
Foreign currency overdraft payable	19	–	–	–
Payable for operating expenses	915	1,159	1,933	50
Payable for management fees	149	324	387	–
Payable for deferred director’s compensation	184	275	775	–
Total liabilities	14,594	55,678	210,888	402
Total net assets	$1,818,125	$5,809,072	$4,993,538	$20,536
NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$1,783,601	$6,696,106	$5,292,326	$23,903
Total distributable earnings (loss)	34,524	(887,034)	(298,788)	(3,367)
Total net assets	$1,818,125	$5,809,072	$4,993,538	$20,536
SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$199,274	$756,049	$1,575,634
Advisor Shares	$254,970	$2,570,217	$829,517	$5,811
Institutional Shares	$1,363,881	$2,482,806	$2,588,387	$14,725
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	12,802,830	89,395,958	75,267,504
Advisor Shares	16,391,983	304,129,422	39,754,388	668,800
Institutional Shares	87,404,544	293,820,128	122,749,471	1,694,494
Net asset value per share
Investor Shares	$15.56	$8.46	$20.93
Advisor Shares	$15.55	$8.45	$20.87	$8.69
Institutional Shares	$15.60	$8.45	$21.09	$8.69
Cost of total investments	$1,775,664	$6,608,815	$5,390,826	$23,940
Cost of foreign currency held	$(19)	$–	$1,444	$13

(1)	Amount rounds to less than $1
(2)	Includes value of securities on loan of $25,157 for International

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	83

ARTISAN PARTNERS FUNDS

Statements of Assets and Liabilities – September 30, 2022 (Continued)

Dollar values in thousands

	INTERNATIONAL SMALL-MID	INTERNATIONAL VALUE	MID CAP		MID CAP VALUE
ASSETS:
Investments in securities, unaffiliated, at value	$3,414,478	$17,194,884	$4,077,893		$1,275,036
Investments in securities, affiliated, at value	227,749	1,580,116	–		–
Short-term investments, at value	279,761	1,283,119	127,061		20,320
Total investments	3,921,988	20,058,119	4,204,954		1,295,356
Cash	37,128	127,350	44,359		12,018
Foreign currency	–	11,989	—	(1)	–
Receivable from investments sold	2,261	132,213	10,523		–
Receivable from fund shares sold	5,766	43,836	4,093		420
Dividends and interest receivable	11,364	83,073	391		1,464
Other assets	190	1,222	467		209
Total assets	3,978,697	20,457,802	4,264,787		1,309,467
LIABILITIES:
Swaps contracts, at value	–	498	–		–
Payable for investments purchased	4,783	288,252	13,661		–
Payable for fund shares redeemed	3,899	21,406	4,038		629
Foreign currency overdraft payable	45	–	–		–
Payable for operating expenses	909	10,943	1,101		568
Payable for management fees	337	1,540	332		105
Payable for deferred director’s compensation	161	1,086	432		198
Payable for foreign taxes on unrealized gains	–	3,047	–		–
Total liabilities	10,134	326,772	19,564		1,500
Total net assets	$3,968,563	$20,131,030	$4,245,223		$1,307,967
NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$4,498,002	$21,098,423	$3,530,125		$700,088
Total distributable earnings (loss)	(529,439)	(967,393)	715,098		607,879
Total net assets	$3,968,563	$20,131,030	$4,245,223		$1,307,967
SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$301,480	$2,059,112	$1,387,480		$391,804
Advisor Shares	$1,161,239	$4,705,187	$572,155		$397,898
Institutional Shares	$2,505,844	$13,366,731	$2,285,588		$518,265
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	21,696,089	62,470,179	48,770,608		22,900,711
Advisor Shares	83,279,661	143,059,641	19,718,893		23,317,875
Institutional Shares	177,522,654	404,568,249	67,269,133		30,337,726
Net asset value per share
Investor Shares	$13.90	$32.96	$28.45		$17.11
Advisor Shares	$13.94	$32.89	$29.02		$17.06
Institutional Shares	$14.12	$33.04	$33.98		$17.08
Cost of total investments excluding affiliated issuers	$3,964,425	$20,031,403	$3,413,074		$923,733
Cost of securities of affiliated issuers held	$295,057	$1,160,677	$–		$–
Cost of foreign currency held	$(50)	$12,009	$—	(1)	$–

(1)	Amount rounds to less than $1

The accompanying notes are an integral part of the financial statements.

84	Artisan Partners Funds

ARTISAN PARTNERS FUNDS

Statements of Assets and Liabilities – September 30, 2022 (Continued)

Dollar values in thousands

	SELECT EQUITY	SMALL CAP	SUSTAINABLE EMERGING MARKETS	VALUE
ASSETS:
Investments in securities, unaffiliated, at value	$28,158	$1,807,806	$60,472	$222,159
Short-term investments, at value	1,327	–	1,473	1,916
Total investments	29,485	1,807,806	61,945	224,075
Cash	147	14,956	431	2,195
Foreign currency	–	–	765	—	(1)
Receivable from investments sold	–	–	–	1,885
Receivable from fund shares sold	1	1,506	167	196
Dividends and interest receivable	29	317	80	567
Other assets	6	167	13	34
Total assets	29,668	1,824,752	63,401	228,952
LIABILITIES:
Payable for investments purchased	–	–	37	1,455
Payable for fund shares redeemed	–	8,325	–	127
Payable to the Adviser	–	–	16	–
Payable for operating expenses	94	604	277	224
Payable for management fees	12	144	28	18
Payable for deferred director’s compensation	6	152	12	33
Payable for foreign taxes on unrealized gains	–	–	300	–
Total liabilities	112	9,225	670	1,857
Total net assets	$29,556	$1,815,527	$62,731	$227,095
NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$33,841	$1,876,966	$211,380	$151,231
Total distributable earnings (loss)	(4,285)	(61,439)	(148,649)	75,864
Total net assets	$29,556	$1,815,527	$62,731	$227,095
SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$2,345	$571,380	$12,297	$82,183
Advisor Shares	$1,561	$361,941	$26,872	$54,633
Institutional Shares	$25,650	$882,206	$23,562	$90,279
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	238,276	20,542,128	985,525	6,835,821
Advisor Shares	158,239	12,891,216	2,154,303	4,562,313
Institutional Shares	2,613,591	30,695,543	1,854,197	7,532,985
Net asset value per share
Investor Shares	$9.84	$27.82	$12.48	$12.02
Advisor Shares	$9.87	$28.08	$12.47	$11.97
Institutional Shares	$9.81	$28.74	$12.71	$11.98
Cost of total investments	$34,145	$1,485,756	$75,951	$182,461
Cost of foreign currency held	$–	$–	$776	$—	(1)

(1)	Amount rounds to less than $1

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	85

ARTISAN PARTNERS FUNDS

Statements of Assets and Liabilities – September 30, 2022 (Continued)

Dollar values in thousands

	VALUE INCOME
ASSETS:
Investments in securities, unaffiliated, at value	$8,930
Short-term investments, at value	252
Total investments	9,182
Foreign currency	2
Receivable from fund shares sold	25
Dividends and interest receivable	39
Other assets	1
Total assets	9,249
LIABILITIES:
Written options, at value	8	(1)
Payable to the Adviser	42
Payable for operating expenses	76
Payable for management fees	16
Payable for deferred director’s compensation	1
Total liabilities	143
Total net assets	$9,106
NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$11,088
Total distributable loss	(1,982)
Total net assets	$9,106
SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$733
Advisor Shares	$1,178
Institutional Shares	$7,195
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	89,885
Advisor Shares	144,520
Institutional Shares	882,462
Net asset value per share
Investor Shares	$8.15
Advisor Shares	$8.15
Institutional Shares	$8.15
Cost of total investments	$11,079
Cost of foreign currency held	$2

(1)	Written options, premiums received $5

The accompanying notes are an integral part of the financial statements.

86	Artisan Partners Funds

ARTISAN PARTNERS FUNDS

Statements of Operations – For the Year Ended September 30, 2022

Dollar values in thousands

	DEVELOPING WORLD	EMERGING MARKETS DEBT OPPORTUNITIES(1)	FLOATING RATE(2)	FOCUS
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(3)	$12,794	$3	$26	$19,104
Income from non-cash dividends	7,970	–	–	–
Interest	220	599	1,812	66
Total investment income	20,984	602	1,838	19,170
EXPENSES:
Management fees	57,642	76	241	20,362
Transfer agent fees
Investor Shares	1,502	16	29	664
Advisor Shares	2,455	15	36	1,012
Institutional Shares	43	15	23	29
Shareholder Communications	239	27	27	46
Custodian fees	421	17	3	51
Accounting fees	79	1	67	72
Professional fees	284	15	31	97
Registration fees
Investor Shares	40	21	26	27
Advisor Shares	60	21	37	36
Institutional Shares	37	21	24	21
Director’s fees	197	3	4	61
Other operating expenses	223	4	7	74
Total operating expenses	63,222	252	555	22,552
Less amounts waived or paid by the Adviser	–	(141)	(175)	–
Total operating expenses	63,222	111	380	22,552
Net investment income (loss)	(42,238)	491	1,458	(3,382)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments, from unaffiliated issuers	(616,472)	(96)	(600)	(134,890)
Foreign currency forward contracts	–	365	–	3,082
Foreign currency related transactions	(3,285)	(11)	–	(153)
Futures contracts	–	167	–	–
Written options	–	–	–	17,350
Swap contracts	–	(43)	–	–
Total realized gain (loss)	(619,757)	382	(600)	(114,611)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments, from unaffiliated issuers	(3,057,117)	(1,525)	(2,850)	(299,398)
Foreign currency forward contracts	–	35	–	8,501
Foreign currency related transactions	(66)	(7)	–	– (4)
Futures contracts	–	311	–	–
Written options	–	–	–	(227)
Swap contracts	–	(46)	–	–
Total decrease in unrealized appreciation or depreciation	(3,057,183)	(1,232)	(2,850)	(291,124)
Net loss on investments and foreign currency related transactions	(3,676,940)	(850)	(3,450)	(405,735)
Net decrease in net assets resulting from operations	$(3,719,178)	$(359)	$(1,992)	$(409,117)

(1) For the period from commencement of operations (April 7, 2022) through September 30, 2022. (2) For the period from commencement of operations (December 1, 2021) through September 30, 2022.
(3) Net of foreign taxes withheld on dividends, unaffiliated issuers	$1,225	$8	$–	$83
(4) Amount rounds to less than $1

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	87

ARTISAN PARTNERS FUNDS

Statements of Operations – For the Year Ended September 30, 2022 (Continued)

Dollar values in thousands

	GLOBAL DISCOVERY	GLOBAL EQUITY	GLOBAL OPPORTUNITIES	GLOBAL UNCONSTRAINED(1)
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(2)	$1,525	$4,141	$40,166	$7
Interest	9	81	356	277
Total investment income	1,534	4,222	40,522	284
EXPENSES:
Management fees	3,139	2,256	40,794	61
Transfer agent fees
Investor Shares	152	264	2,873	15
Advisor Shares	49	34	935	16
Institutional Shares	27	28	36	15
Shareholder Communications	21	22	110	27
Custodian fees	35	77	244	17
Accounting fees	79	79	79	5
Professional fees	53	60	202	16
Registration fees
Investor Shares	17	19	31	22
Advisor Shares	25	15	51	22
Institutional Shares	22	19	26	22
Director’s fees	10	8	132	3
Interest on securities sold short	–	–	–	12
Other operating expenses	19	17	156	4
Total operating expenses	3,648	2,898	45,669	257
Less amounts waived or paid by the Adviser	(23)	(31)	–	(159)
Net expenses	3,625	2,867	45,669	98
Net investment income (loss)	(2,091)	1,355	(5,147)	186
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments, from unaffiliated issuers	(18,524)	(9,000)	(49,639)	(43)
Foreign currency forward contracts	–	–	–	430
Foreign currency related transactions	26	(82)	(502)	(14)
Futures contracts	–	–	–	81
Securities sold short	–	–	–	7
Swap contracts	–	–	–	(15)
Total realized gain (loss)	(18,498)	(9,082)	(50,141)	446
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments, from unaffiliated issuers(3)	(107,589)	(81,813)	(1,521,743)	(876)
Foreign currency forward contracts	–	–	–	73
Foreign currency related transactions	(10)	(41)	(120)	(3)
Futures contracts	–	–	–	190
Swap contracts	–	–	–	169
Securities sold short	–	–	–	124
Total decrease in unrealized appreciation or depreciation	(107,599)	(81,854)	(1,521,863)	(323)
Net gain (loss) on investments and foreign currency related transactions	(126,097)	(90,936)	(1,572,004)	123
Net increase (decrease) in net assets resulting from operations	$(128,188)	$(89,581)	$(1,577,151)	$309

(1) For the period from commencement of operations (March 31, 2022) through September 30, 2022.
(2) Net of foreign taxes withheld on dividends, unaffiliated issuers	$350	$541	$2,636	$3
(3) Net of increase in foreign taxes on unrealized gains	–	140	–	–

The accompanying notes are an integral part of the financial statements.

88	Artisan Partners Funds

ARTISAN PARTNERS FUNDS

Statements of Operations – For the Year Ended September 30, 2022 (Continued)

Dollar values in thousands

	GLOBAL VALUE	HIGH INCOME	INTERNATIONAL	INTERNATIONAL EXPLORER(1)
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(2)	$47,170	$2,754	$154,200	$92
Interest	137	410,040	13,099	– (3)
Income from securities lending	–	–	166	–
Total investment income	47,307	412,794	167,465	92
EXPENSES:
Management fees	22,449	43,926	69,927	57
Transfer agent fees
Investor Shares	619	2,730	5,408
Advisor Shares	287	2,697	1,092	11
Institutional Shares	32	49	43	9
Shareholder Communications	35	211	86	15
Custodian fees	140	53	682	7
Accounting fees	79	227	79	5
Professional fees	129	229	398	23
Registration fees
Investor Shares	20	41	31
Advisor Shares	30	85	27	26
Institutional Shares	25	81	248	33
Director’s fees	52	182	175	2
Other operating expenses	76	218	484	1
Total operating expenses	23,973	50,729	78,680	189
Less amounts waived or paid by the Adviser	–	–	–	(116)
Total operating expenses	23,973	50,729	78,680	73
Net investment income	23,334	362,065	88,785	19
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments, from unaffiliated issuers	95,660	75,704	182,162	(199)
Foreign currency forward contracts	–	1,011	–	–
Foreign currency related transactions	(857)	(251)	(3,853)	8
Futures contracts	–	14,566	–	–
Total realized gain (loss)	94,803	91,030	178,309	(191)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments, from unaffiliated issuers	(600,098)	(1,184,698)	(2,603,625)	(3,195)
Foreign currency forward contracts	–	37	–	–
Foreign currency related transactions	(255)	(4)	(2,787)	– (3)
Futures contracts	–	441	–	–
Unfunded loan commitments	–	7	–	–
Total decrease in unrealized appreciation or depreciation	(600,353)	(1,184,217)	(2,606,412)	(3,195)
Net loss on investments and foreign currency related transactions	(505,550)	(1,093,187)	(2,428,103)	(3,386)
Net decrease in net assets resulting from operations	$(482,216)	$(731,122)	$(2,339,318)	$(3,367)

(1) For the period from commencement of operations (May 16, 2022) through September 30, 2022.
(2) Net of foreign taxes withheld on dividends, unaffiliated issuers	$3,778	$–	$21,986	$7
(3) Amount rounds to less than $1

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	89

ARTISAN PARTNERS FUNDS

Statements of Operations – For the Year Ended September 30, 2022 (Continued)

Dollar values in thousands

	INTERNATIONAL SMALL-MID	INTERNATIONAL VALUE	MID CAP	MID CAP VALUE
INVESTMENT INCOME:
Dividends, from unaffiliated issuers (1)	$46,738	$524,816	$12,203	$32,439
Dividends, from affiliated issuers	3,385	3,157	–	–
Interest	908	9,414	237	62
Total investment income	51,031	537,387	12,440	32,501
EXPENSES:
Management fees	53,239	214,960	54,498	17,597
Transfer agent fees
Investor Shares	977	6,071	4,392	1,457
Advisor Shares	1,379	4,997	677	293
Institutional Shares	41	59	51	31
Shareholder Communications	438	681	139	97
Custodian fees	593	2,346	94	26
Accounting fees	79	79	57	57
Professional fees	236	712	219	88
Registration fees
Investor Shares	32	35	45	20
Advisor Shares	37	142	36	23
Institutional Shares	133	213	46	22
Director’s fees	160	635	162	44
Other operating expenses	182	669	193	71
Total operating expenses	57,526	231,599	60,609	19,826
Net investment income (loss)	(6,495)	305,788	(48,169)	12,675
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments, from unaffiliated issuers	(129,249)	421,460	(12,910)	277,492
Investments, from affiliated issuers	(30,526)	1,258	–	–
Foreign currency forward contracts	–	56,644	–	–
Foreign currency related transactions	(1,472)	(5,636)	(21)	–
Total realized gain (loss)	(161,247)	473,726	(12,931)	277,492
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments, from unaffiliated issuers (2)	(1,703,098)	(5,225,802)	(2,500,946)	(529,378)
Investments, from affiliated issuers	(144,548)	(83,625)	–	–
Foreign currency forward contracts	–	(5,810)	–	–
Foreign currency related transactions	(759)	(4,309)	(3)	–
Swap contracts	–	(498)	–	–
Total decrease in unrealized appreciation or depreciation	(1,848,405)	(5,320,044)	(2,500,949)	(529,378)
Net loss on investments and foreign currency related transactions	(2,009,652)	(4,846,318)	(2,513,880)	(251,886)
Net decrease in net assets resulting from operations	$(2,016,147)	$(4,540,530)	$(2,562,049)	$(239,211)

(1) Net of foreign taxes withheld on dividends, unaffiliated issuers	$4,831	$61,219	$114	$–
(2) Net of decrease in foreign taxes on unrealized gains	2,211	49,707	–	–

The accompanying notes are an integral part of the financial statements.

90	Artisan Partners Funds

ARTISAN PARTNERS FUNDS

Statements of Operations – For the Year Ended September 30, 2022 (Continued)

Dollar values in thousands

	SELECT EQUITY	SMALL CAP	SUSTAINABLE EMERGING MARKETS	VALUE
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$378	$5,332	$1,544	$5,744
Income from non-cash dividends	–	–	156	–
Interest	1	82	–	11
Total investment income	379	5,414	1,700	5,755
EXPENSES:
Management fees	216	26,145	691	2,255
Transfer agent fees
Investor Shares	45	1,746	147	245
Advisor Shares	28	718	15	110
Institutional Shares	27	39	27	29
Shareholder Communications	2	165	27	33
Custodian fees	10	48	49	17
Accounting fees	57	57	79	57
Professional fees	39	147	64	47
Registration fees
Investor Shares	17	31	20	19
Advisor Shares	17	41	29	22
Institutional Shares	17	74	20	31
Director’s fees	6	93	6	7
Other operating expenses	10	102	11	19
Total operating expenses	491	29,406	1,185	2,891
Less amounts waived or paid by the Adviser	(169)	–	(290)	(71)
Total operating expenses	322	29,406	895	2,820
Net investment income (loss)	57	(23,992)	805	2,935
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments, from unaffiliated issuers(2)	605	(277,985)	(240)	45,254
Investments, from affiliated issuers	–	(30,484)	–	–
Foreign currency related transactions	– (4)	– (4)	(28)	(35)
Total realized gain (loss)	605	(308,469)	(268)	45,219
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments, from unaffiliated issuers(3)	(8,795)	(1,132,581)	(32,151)	(92,642)
Investments, from affiliated issuers	–	8,852	–	–
Foreign currency related transactions	– (4)	–	(56)	(8)
Total decrease in unrealized appreciation or depreciation	(8,795)	(1,123,729)	(32,207)	(92,650)
Net loss on investments and foreign currency related transactions	(8,190)	(1,432,198)	(32,475)	(47,431)
Net decrease in net assets resulting from operations	$(8,133)	$(1,456,190)	$(31,670)	$(44,496)

(1)Net of foreign taxes withheld on dividends, unaffiliated issuers	$21	$–	$274	$100
(2)Net of foreign taxes on realized gains	–	–	116	–
(3)Net of decrease in foreign taxes on unrealized gains	–	–	197	–
(4)Amount rounds to less than $1

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	91

ARTISAN PARTNERS FUNDS

Statements of Operations – For the Year Ended September 30, 2022 (Continued)

Dollar values in thousands

VALUE INCOME(1)
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(2)	$214
Interest	13
Total investment income	227
EXPENSES:
Management fees	40
Transfer agent fees
Investor Shares	17
Advisor Shares	16
Institutional Shares	16
Shareholder Communications	27
Custodian fees	3
Accounting fees	9
Professional fees	33
Registration fees
Investor Shares	23
Advisor Shares	23
Institutional Shares	23
Director’s fees	4
Other operating expenses	2
Total operating expenses	236
Less amounts waived or paid by the Adviser	(176)
Net expenses	60
Net investment income	167
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments, from unaffiliated issuers	(89)
Foreign currency related transactions	(1)
Written options	3
Total realized loss	(87)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments, from unaffiliated issuers	(1,897)
Foreign currency related transactions	– (3)
Written options	(3)
Total decrease in unrealized appreciation or depreciation	(1,900)
Net loss on investments and foreign currency related transactions	(1,987)
Net decrease in net assets resulting from operations	$(1,820)

(1)For the period from commencement of operations (February 28, 2022) through September 30, 2022.
(2)Net of foreign taxes withheld on dividends, unaffiliated issuers	$3
(3)Amount rounds to less than $1

The accompanying notes are an integral part of the financial statements.

92	Artisan Partners Funds

ARTISAN PARTNERS FUNDS

Statements of Changes in Net Assets

Dollar values in thousands

	DEVELOPING WORLD		EMERGING MARKETS DEBT OPPORTUNITIES
	Year Ended 9/30/2022	Year Ended 9/30/2021	Period Ended 9/30/2022(1)
OPERATIONS:
Net investment income (loss)	$(42,238)	$(77,931)	$491
Net realized gain (loss) on:
Investments, from unaffiliated issuers	(616,472)	757,078	(97)
Foreign currency forward contracts	–	–	365
Foreign currency related transactions	(3,285)	3,120	(11)
Futures contracts	–	–	167
Swap contracts	–	–	(43)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments, from unaffiliated issuers	(3,057,117)	341,566	(1,525)
Foreign currency forward contracts	–	–	35
Foreign currency related transactions	(66)	(3,194)	(6)
Futures contracts	–	–	311
Swap contracts	–	–	(46)
Net increase (decrease) in net assets resulting from operations	(3,719,178)	1,020,639	(359)
DISTRIBUTIONS TO SHAREHOLDERS:
Investor Shares	(71,898)	(29,722)	(2)
Advisor Shares	(366,044)	(174,796)	(9)
Institutional Shares	(246,476)	(119,146)	(497)
Total distributions to shareholders	(684,418)	(323,664)	(508)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	(1,070,988)	1,396,872	22,066
Total increase (decrease) in net assets	(5,474,584)	2,093,847	21,199
Net assets, beginning of year	8,726,190	6,632,343	–
Net assets, end of year	$3,251,606	$8,726,190	$21,199

(1)	For the period from commencement of operations (April 7, 2022) through September 30, 2022.

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	93

ARTISAN PARTNERS FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

	FLOATING RATE	FOCUS
	Period Ended 9/30/2022(1)	Year Ended 9/30/2022	Year Ended 9/30/2021
OPERATIONS:
Net investment income (loss)	$1,458	$(3,382)	$(7,216)
Net realized gain (loss) on:
Investments, from unaffiliated issuers	(600)	(134,890)	432,160
Foreign currency forward contracts	–	3,082	2,000
Foreign currency related transactions	–	(153)	(300)
Written options	–	17,350	(32,598)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments, from unaffiliated issuers	(2,850)	(299,398)	8,541
Foreign currency forward contracts	–	8,501	(515)
Foreign currency related transactions	–	– (2)	– (2)
Written options	–	(227)	4,698
Net increase (decrease) in net assets resulting from operations	(1,992)	(409,117)	406,770
DISTRIBUTIONS TO SHAREHOLDERS:
Investor Shares	(41)	(52,159)	(9,433)
Advisor Shares	(511)	(188,039)	(28,018)
Institutional Shares	(904)	(114,170)	(15,917)
Total distributions to shareholders	(1,456)	(354,368)	(53,368)
FUND SHARE ACTIVITIES:
Net increase in net assets resulting from fund share activities	50,681	73,552	508,908
Total increase (decrease) in net assets	47,233	(689,933)	862,310
Net assets, beginning of period	–	2,298,375	1,436,065
Net assets, end of period	$47,233	$1,608,442	$2,298,375

(1)	For the period from commencement of operations (December 1, 2021) through September 30, 2022.
(2)	Amount rounds to less than $1

The accompanying notes are an integral part of the financial statements.

94	Artisan Partners Funds

ARTISAN PARTNERS FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

	GLOBAL DISCOVERY		GLOBAL EQUITY
	Year Ended 9/30/2022	Year Ended 9/30/2021	Year Ended 9/30/2022	Year Ended 9/30/2021
OPERATIONS:
Net investment income (loss)	$(2,091)	$(2,078)	$1,355	$(1,147)
Net realized gain (loss) on:
Investments, from unaffiliated issuers	(18,524)	31,521	(9,000)	54,538
Foreign currency related transactions	26	(8)	(82)	(17)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments, from unaffiliated issuers	(107,589)	34,557	(81,813)	(1,162)
Foreign currency related transactions	(10)	(3)	(41)	(89)
Net increase (decrease) in net assets resulting from operations	(128,188)	63,989	(89,581)	52,123
DISTRIBUTIONS TO SHAREHOLDERS:
Investor Shares	(4,800)	(1,150)	(22,537)	(16,265)
Advisor Shares	(1,618)	(419)	(2,161)	(1,575)
Institutional Shares	(20,198)	(3,295)	(23,620)	(13,513)
Total distributions to shareholders	(26,616)	(4,864)	(48,318)	(31,353)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	33,064	84,571	(19,588)	56,071
Total increase (decrease) in net assets	(121,740)	143,696	(157,487)	76,841
Net assets, beginning of year	354,141	210,445	333,738	256,897
Net assets, end of year	$232,401	$354,141	$176,251	$333,738

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	95

ARTISAN PARTNERS FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

	GLOBAL OPPORTUNITIES		GLOBAL UNCONSTRAINED
	Year Ended 9/30/2022	Year Ended 9/30/2021	Period Ended 9/30/2022(1)
OPERATIONS:
Net investment income (loss)	$(5,147)	$(6,112)	$186
Net realized gain (loss) on:
Investments, from unaffiliated issuers	(49,639)	641,893	(43)
Foreign currency forward contracts	–	–	430
Foreign currency related transactions	(502)	(798)	(14)
Securities sold short	–	–	7
Futures contracts	–	–	81
Swap contracts	–	–	(15)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments, from unaffiliated issuers	(1,521,743)	311,786	(876)
Foreign currency forward contracts	–	–	73
Foreign currency related transactions	(120)	(63)	(3)
Securities sold short	–	–	124
Futures contracts	–	–	190
Swap contracts	–	–	169
Net increase (decrease) in net assets resulting from operations	(1,577,151)	946,706	309
DISTRIBUTIONS TO SHAREHOLDERS:
Investor Shares	(152,763)	(93,589)	(3)
Advisor Shares	(124,592)	(67,331)	(20)
Institutional Shares	(303,744)	(162,441)	(137)
Total distributions to shareholders	(581,099)	(323,361)	(160)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	(407,198)	333,575	14,886
Total increase (decrease) in net assets	(2,565,448)	956,920	15,035
Net assets, beginning of year	5,739,513	4,782,593	–
Net assets, end of year	$3,174,065	$5,739,513	$15,035

(1)	For the period from commencement of operations (March 31, 2022) through September 30, 2022.

The accompanying notes are an integral part of the financial statements.

96	Artisan Partners Funds

ARTISAN PARTNERS FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

	GLOBAL VALUE		HIGH INCOME
	Year Ended 9/30/2022	Year Ended 9/30/2021	Year Ended 9/30/2022	Year Ended 9/30/2021
OPERATIONS:
Net investment income	$23,334	$22,922	$362,065	$339,717
Net realized gain (loss) on:
Investments, from unaffiliated issuers	95,660	222,175	75,704	204,321
Foreign currency forward contracts	–	(3,193)	1,011	3
Foreign currency related transactions	(857)	122	(251)	110
Futures contracts	–	–	14,566	5,070
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments, from unaffiliated issuers	(600,098)	390,320	(1,184,698)	184,555
Foreign currency forward contracts	–	2,416	37	(131)
Foreign currency related transactions	(255)	(189)	(4)	(5)
Futures contracts	–	–	441	4,510
Unfunded loan commitments	–	–	7	(7)
Net increase (decrease) in net assets resulting from operations	(482,216)	634,573	(731,122)	738,143
DISTRIBUTIONS TO SHAREHOLDERS:
Investor Shares	(24,940)	(147)	(90,749)	(75,911)
Advisor Shares	(29,976)	(256)	(238,921)	(158,181)
Institutional Shares	(171,531)	(3,054)	(193,092)	(100,079)
Total distributions to shareholders	(226,447)	(3,457)	(522,762)	(334,171)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	51,359	20,553	(9,127)	1,851,345
Total increase (decrease) in net assets	(657,304)	651,669	(1,263,011)	2,255,317
Net assets, beginning of year	2,475,429	1,823,760	7,072,083	4,816,766
Net assets, end of year	$1,818,125	$2,475,429	$5,809,072	$7,072,083

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	97

ARTISAN PARTNERS FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

	INTERNATIONAL		INTERNATIONAL EXPLORER
	Year Ended 9/30/2022	Year Ended 9/30/2021	Period Ended 9/30/2022(1)
OPERATIONS:
Net investment income	$88,785	$83,649	$19
Net realized gain (loss) on:
Investments, from unaffiliated issuers	182,162	1,941,342	(199)
Foreign currency related transactions	(3,853)	(1,274)	8
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments, from unaffiliated issuers	(2,603,625)	(579,432)	(3,195)
Foreign currency related transactions	(2,787)	(3,031)	– (2)
Net increase (decrease) in net assets resulting from operations	(2,339,318)	1,441,254	(3,367)
DISTRIBUTIONS TO SHAREHOLDERS:
Investor Shares	(570,026)	(104,497)
Advisor Shares	(322,303)	(63,660)	–
Institutional Shares	(947,348)	(168,146)	–
Total distributions to shareholders	(1,839,677)	(336,303)	–
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	(485,489)	(1,107,669)	23,903
Total increase (decrease) in net assets	(4,664,484)	(2,718)	20,536
Net assets, beginning of year	9,658,022	9,660,740	–
Net assets, end of year	$4,993,538	$9,658,022	$20,536

(1)	For the period from commencement of operations (May 16, 2022) through September 30, 2022.
(2)	Amount rounds to less than $1

The accompanying notes are an integral part of the financial statements.

98	Artisan Partners Funds

ARTISAN PARTNERS FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

	INTERNATIONAL SMALL-MID		INTERNATIONAL VALUE
	Year Ended 9/30/2022	Year Ended 9/30/2021	Year Ended 9/30/2022	Year Ended 9/30/2021
OPERATIONS:
Net investment income (loss)	$(6,495)	$(12,316)	$305,788	$505,655
Net realized gain (loss) on:
Investments, from unaffiliated issuers	(129,249)	141,847	421,460	1,828,500
Investments, from affiliated issuers	(30,526)	83,170	1,258	7,423
Foreign currency forward contracts	–	–	56,644	(63,027)
Foreign currency related transactions	(1,472)	249	(5,636)	(2,501)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments, from unaffiliated issuers	(1,703,098)	687,694	(5,225,802)	2,526,055
Investments, from affiliated issuers	(144,548)	91,612	(83,625)	159,408
Foreign currency forward contracts	–	–	(5,810)	39,364
Foreign currency related transactions	(759)	(82)	(4,309)	(843)
Swap contracts	–	–	(498)	–
Net increase (decrease) in net assets resulting from operations	(2,016,147)	992,174	(4,540,530)	5,000,034
DISTRIBUTIONS TO SHAREHOLDERS:
Investor Shares	(14,628)	(2,495)	(255,824)	(20,240)
Advisor Shares	(51,584)	(9,783)	(494,136)	(36,329)
Institutional Shares	(107,479)	(19,767)	(1,481,257)	(96,592)
Total distributions to shareholders	(173,691)	(32,045)	(2,231,217)	(153,161)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	(127,455)	1,865,301	4,796,949	3,685,045
Total increase (decrease) in net assets	(2,317,293)	2,825,430	(1,974,798)	8,531,918
Net assets, beginning of year	6,285,856	3,460,426	22,105,828	13,573,910
Net assets, end of year	$3,968,563	$6,285,856	$20,131,030	$22,105,828

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	99

ARTISAN PARTNERS FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

	MID CAP		MID CAP VALUE
	Year Ended 9/30/2022	Year Ended 9/30/2021	Year Ended 9/30/2022	Year Ended 9/30/2021
OPERATIONS:
Net investment income (loss)	$(48,169)	$(63,185)	$12,675	$14,076
Net realized gain (loss) on:
Investments, from unaffiliated issuers	(12,910)	1,502,334	277,492	280,087
Foreign currency related transactions	(21)	35	–	–
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments, from unaffiliated issuers	(2,500,946)	502,468	(529,378)	418,731
Foreign currency related transactions	(3)	(1)	–	–
Net increase (decrease) in net assets resulting from operations	(2,562,049)	1,941,651	(239,211)	712,894
DISTRIBUTIONS TO SHAREHOLDERS:
Investor Shares	(396,844)	(315,691)	(90,957)	(11,628)
Advisor Shares	(143,826)	(102,605)	(71,587)	(11,843)
Institutional Shares	(550,241)	(523,547)	(101,879)	(14,906)
Total distributions to shareholders	(1,090,911)	(941,843)	(264,423)	(38,377)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	479,163	(370,460)	(216,745)	(324,932)
Total increase (decrease) in net assets	(3,173,797)	629,348	(720,379)	349,585
Net assets, beginning of year	7,419,020	6,789,672	2,028,346	1,678,761
Net assets, end of year	$4,245,223	$7,419,020	$1,307,967	$2,028,346

The accompanying notes are an integral part of the financial statements.

100	Artisan Partners Funds

ARTISAN PARTNERS FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

	SELECT EQUITY		SMALL CAP
	Year Ended 9/30/2022	Year Ended 9/30/2021	Year Ended 9/30/2022	Year Ended 9/30/2021
OPERATIONS:
Net investment income (loss)	$57	$26	$(23,992)	$(37,217)
Net realized gain (loss) on:
Investments, from unaffiliated issuers	605	1,323	(277,985)	450,902
Investments, from affiliated issuers	–	–	(30,484)	(718)
Foreign currency related transactions	– (1)	(1)	– (1)	–
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments, from unaffiliated issuers	(8,795)	3,092	(1,132,581)	328,802
Investments, from affiliated issuers	–	–	8,852	(8,310)
Foreign currency related transactions	– (1)	– (1)	–	–
Net increase (decrease) in net assets resulting from operations	(8,133)	4,440	(1,456,190)	733,459
DISTRIBUTIONS TO SHAREHOLDERS:
Investor Shares	(142)	–	(106,455)	(58,000)
Advisor Shares	(86)	–	(131,363)	(63,020)
Institutional Shares	(987)	(67)	(157,713)	(72,018)
Total distributions to shareholders	(1,215)	(67)	(395,531)	(193,038)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	14,298	7,206	(380,807)	505,642
Total increase (decrease) in net assets	4,950	11,579	(2,232,528)	1,046,063
Net assets, beginning of year	24,606	13,027	4,048,055	3,001,992
Net assets, end of year	$29,556	$24,606	$1,815,527	$4,048,055

(1)	Amount rounds to less than $1

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	101

ARTISAN PARTNERS FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

	SUSTAINABLE EMERGING MARKETS		VALUE
	Year Ended 9/30/2022	Year Ended 9/30/2021	Year Ended 9/30/2022	Year Ended 9/30/2021
OPERATIONS:
Net investment income	$805	$265	$2,935	$2,788
Net realized gain (loss) on:
Investments, from unaffiliated issuers	(240)	2,303	45,254	42,350
Foreign currency related transactions	(28)	(5)	(35)	(16)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments, from unaffiliated issuers	(32,151)	7,333	(92,642)	66,645
Foreign currency related transactions	(56)	(7)	(8)	(2)
Net increase (decrease) in net assets resulting from operations	(31,670)	9,889	(44,496)	111,765
DISTRIBUTIONS TO SHAREHOLDERS:
Investor Shares	(659)	(900)	(12,565)	(6,500)
Advisor Shares	–		(11,837)	(7,059)
Institutional Shares	(89)	(92)	(19,119)	(10,777)
Total distributions to shareholders	(748)	(992)	(43,521)	(24,336)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	23,380	9,636	(56,154)	(2,355)
Total increase (decrease) in net assets	(9,038)	18,533	(144,171)	85,074
Net assets, beginning of year	71,769	53,236	371,266	286,192
Net assets, end of year	$62,731	$71,769	$227,095	$371,266

The accompanying notes are an integral part of the financial statements.

102	Artisan Partners Funds

ARTISAN PARTNERS FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

VALUE INCOME
Period Ended 9/30/2022(1)
OPERATIONS:
Net investment income	$167
Net realized gain (loss) on:
Investments, from unaffiliated issuers	(89)
Foreign currency related transactions	(1)
Written options	3
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments, from unaffiliated issuers	(1,897)
Foreign currency related transactions	– (2)
Written options	(3)
Net decrease in net assets resulting from operations	(1,820)
DISTRIBUTIONS TO SHAREHOLDERS:
Investor Shares	(12)
Advisor Shares	(18)
Institutional Shares	(131)
Total distributions to shareholders	(161)
FUND SHARE ACTIVITIES:
Net increase in net assets resulting from fund share activities	11,087
Total increase in net assets	9,106
Net assets, beginning of period	–
Net assets, end of period	$9,106

(1)	For the period from commencement of operations (February 28, 2022) through September 30, 2022.
(2)	Amount rounds to less than $1

The accompanying notes are an integral part of the financial statements.

Artisan Partners Funds	103

ARTISAN PARTNERS FUNDS

Financial Highlights – For a share outstanding throughout each period

					Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
DEVELOPING WORLD FUND
Investor Shares
9/30/2022	$25.55	(0.17)	(11.19)	(11.36)	—	(2.07)	(2.07)	$12.12
9/30/2021	$22.98	(0.29)	3.97	3.68	—	(1.11)	(1.11)	$25.55
9/30/2020	$13.44	(0.17)	9.71	9.54	—	—	—	$22.98
9/30/2019	$11.17	(0.07)	2.34	2.27	— (5)	—	— (5)	$13.44
9/30/2018	$12.83	— (5)	(1.23)	(1.23)	(0.02)	(0.41)	(0.43)	$11.17
Advisor Shares
9/30/2022	$25.77	(0.14)	(11.31)	(11.45)	—	(2.07)	(2.07)	$12.25
9/30/2021	$23.13	(0.24)	3.99	3.75	—	(1.11)	(1.11)	$25.77
9/30/2020	$13.51	(0.14)	9.76	9.62	—	—	—	$23.13
9/30/2019	$11.21	(0.03)	2.34	2.31	(0.01)	—	(0.01)	$13.51
9/30/2018	$12.87	0.03	(1.25)	(1.22)	(0.03)	(0.41)	(0.44)	$11.21
Institutional Shares
9/30/2022	$25.90	(0.12)	(11.38)	(11.50)	—	(2.07)	(2.07)	$12.33
9/30/2021	$23.22	(0.22)	4.01	3.79	—	(1.11)	(1.11)	$25.90
9/30/2020	$13.55	(0.13)	9.80	9.67	— (5)	—	— (5)	$23.22
9/30/2019	$11.23	(0.02)	2.34	2.32	— (5)	—	— (5)	$13.55
9/30/2018	$12.89	0.04	(1.25)	(1.21)	(0.04)	(0.41)	(0.45)	$11.23
EMERGING MARKETS DEBT OPPORTUNITIES FUND
Investor Shares
9/30/2022(6)	$10.00	0.24	(0.41)	(0.17)	(0.23)	—	(0.23)	$9.60
Advisor Shares
9/30/2022(6)	$10.00	0.24	(0.41)	(0.17)	(0.23)	—	(0.23)	$9.60
Institutional Shares
9/30/2022(6)	$10.00	0.23	(0.39)	(0.16)	(0.24)	—	(0.24)	$9.60
FLOATING RATE FUND
Investor Shares
9/30/2022(7)	$10.00	0.32	(0.72)	(0.40)	(0.30)	—	(0.30)	$9.30
Advisor Shares
9/30/2022(7)	$10.00	0.33	(0.72)	(0.39)	(0.31)	—	(0.31)	$9.30
Institutional Shares
9/30/2022(7)	$10.00	0.33	(0.72)	(0.39)	(0.31)	—	(0.31)	$9.30
FOCUS FUND
Investor Shares
9/30/2022	$22.30	(0.06)	(3.61)	(3.67)	—	(3.44)	(3.44)	$15.19
9/30/2021	$18.34	(0.11)	4.73	4.62	—	(0.66)	(0.66)	$22.30
9/30/2020	$15.63	(0.06)	3.35	3.29	(0.04)	(0.54)	(0.58)	$18.34
9/30/2019	$14.39	(0.01)	1.70	1.69	— (5)	(0.45)	(0.45)	$15.63
9/30/2018	$11.79	(0.04)	3.82	3.78	—	(1.18)	(1.18)	$14.39
Advisor Shares
9/30/2022	$22.36	(0.03)	(3.64)	(3.67)	—	(3.44)	(3.44)	$15.25
9/30/2021	$18.36	(0.08)	4.74	4.66	—	(0.66)	(0.66)	$22.36
9/30/2020	$15.66	(0.04)	3.35	3.31	(0.07)	(0.54)	(0.61)	$18.36
9/30/2019	$14.39	0.01	1.71	1.72	—	(0.45)	(0.45)	$15.66
9/30/2018(9)	$13.82	— (5)	0.57	0.57	—	—	—	$14.39
Institutional Shares
9/30/2022	$22.40	(0.02)	(3.64)	(3.66)	—	(3.44)	(3.44)	$15.30
9/30/2021	$18.37	(0.06)	4.75	4.69	—	(0.66)	(0.66)	$22.40
9/30/2020(10)	$16.37	(0.01)	2.01	2.00	—	—	—	$18.37

104	Artisan Partners Funds

ARTISAN PARTNERS FUNDS

Financial Highlights – continued

	Total Return(2)(18)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)(4)		Ratio of Expenses to Average Net Assets Excluding Waivers(3)		Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)
DEVELOPING WORLD FUND
Investor Shares
9/30/2022	(48.39)%	$349,016	1.28%		n/a		(0.92)%	87.26%
9/30/2021	16.15%	$899,701	1.26%		n/a		(1.09)%	126.20%
9/30/2020	71.06%	$643,044	1.28%		n/a		(0.96)%	138.63%
9/30/2019	20.33%	$255,336	1.35%		n/a		(0.56)%	159.86%
9/30/2018	(9.99)%	$477,908	1.36%		n/a		(0.02)%	121.12%
Advisor Shares
9/30/2022	(48.32)%	$1,620,067	1.11%		n/a		(0.75)%	87.26%
9/30/2021	16.35%	$4,648,125	1.09%		n/a		(0.92)%	126.20%
9/30/2020	71.28%	$3,513,504	1.13%		n/a		(0.81)%	138.63%
9/30/2019	20.59%	$1,585,519	1.18%		n/a		(0.23)%	159.86%
9/30/2018	(9.87)%	$1,031,825	1.18%		n/a		0.22%	121.12%
Institutional Shares
9/30/2022	(48.27)%	$1,282,523	1.03%		n/a		(0.66)%	87.26%
9/30/2021	16.46%	$3,178,364	1.00%		n/a		(0.83)%	126.20%
9/30/2020	71.45%	$2,475,795	1.04%		n/a		(0.72)%	138.63%
9/30/2019	20.71%	$820,920	1.08%		n/a		(0.15)%	159.86%
9/30/2018	(9.80)%	$681,242	1.08%		n/a		0.29%	121.12%
EMERGING MARKETS DEBT OPPORTUNITIES FUND
Investor Shares
9/30/2022(6)	(1.72)%	$88	1.25%		170.55%		5.07%	38.16%
Advisor Shares
9/30/2022(6)	(1.78)%	$433	1.15%		28.37%		5.02%	38.16%
Institutional Shares
9/30/2022(6)	(1.65)%	$20,678	1.10%		1.57%		4.84%	38.16%
FLOATING RATE FUND
Investor Shares
9/30/2022(7)	(4.17)%	$2,451	1.20%		7.19%		4.02%	48.90%
Advisor Shares
9/30/2022(7)	(4.09)%	$16,705	1.10%		1.61%		4.16%	48.90%
Institutional Shares
9/30/2022(7)	(4.07)%	$28,077	1.05%		1.27%		4.10%	48.90%
FOCUS FUND
Investor Shares
9/30/2022	(20.76)%	$237,102	1.24%		n/a		(0.31)%	240.40%
9/30/2021	25.70%	$340,450	1.25%		n/a		(0.52)%	316.74%
9/30/2020	21.76%	$262,246	1.30%		n/a		(0.39)%	285.25%
9/30/2019	12.35%	$170,186	1.37%		n/a		(0.07)%	368.38%
9/30/2018	34.31%	$79,673	1.51	%(8)	1.70	%(8)	(0.27)%	355.37%
Advisor Shares
9/30/2022	(20.60)%	$817,890	1.10%		n/a		(0.17)%	240.40%
9/30/2021	25.84%	$1,219,909	1.10%		n/a		(0.36)%	316.74%
9/30/2020	21.98%	$735,871	1.13%		n/a		(0.26)%	285.25%
9/30/2019	12.49%	$521,293	1.17%		n/a		0.04%	368.38%
9/30/2018(9)	4.12%	$38,135	1.40	%(8)	2.74	%(8)	0.16%	355.37%
Institutional Shares
9/30/2022	(20.56)%	$553,450	1.01%		n/a		(0.08)%	240.40%
9/30/2021	25.93%	$738,016	1.01%		n/a		(0.27)%	316.74%
9/30/2020(10)	12.28%	$437,948	1.04%		n/a		(0.14)%	285.25%

Artisan Partners Funds	105

ARTISAN PARTNERS FUNDS

Financial Highlights – For a share outstanding throughout each period

					Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
GLOBAL DISCOVERY FUND
Investor Shares
9/30/2022	$23.07	(0.17)	(7.02)	(7.19)	—	(1.73)	(1.73)	$14.15
9/30/2021	$18.40	(0.20)	5.27	5.07	—	(0.40)	(0.40)	$23.07
9/30/2020	$13.39	(0.13)	5.14	5.01	—	—	—	$18.40
9/30/2019	$12.40	(0.08)	1.07	0.99	—	—	—	$13.39
9/30/2018	$10.32	(0.09)	2.23	2.14	— (5)	(0.06)	(0.06)	$12.40
Advisor Shares
9/30/2022	$23.09	(0.16)	(7.02)	(7.18)	—	(1.73)	(1.73)	$14.18
9/30/2021	$18.41	(0.19)	5.27	5.08	—	(0.40)	(0.40)	$23.09
9/30/2020(10)	$14.96	(0.08)	3.53	3.45	—	—	—	$18.41
Institutional Shares
9/30/2022	$23.15	(0.11)	(7.06)	(7.17)	—	(1.73)	(1.73)	$14.25
9/30/2021	$18.41	(0.14)	5.28	5.14	—	(0.40)	(0.40)	$23.15
9/30/2020(10)	$14.96	(0.07)	3.52	3.45	—	—	—	$18.41
GLOBAL EQUITY FUND
Investor Shares
9/30/2022	$24.46	0.06	(6.59)	(6.53)	—	(3.74)	(3.74)	$14.19
9/30/2021	$23.03	(0.11)	4.33	4.22	—	(2.79)	(2.79)	$24.46
9/30/2020	$20.60	(0.05)	4.26	4.21	—	(1.78)	(1.78)	$23.03
9/30/2019	$22.66	(0.02)	1.02	1.00	(0.03)	(3.03)	(3.06)	$20.60
9/30/2018	$19.60	0.03	3.17	3.20	—	(0.14)	(0.14)	$22.66
Advisor Shares
9/30/2022	$24.46	0.03	(6.56)	(6.53)	—	(3.74)	(3.74)	$14.19
9/30/2021	$23.04	(0.11)	4.32	4.21	—	(2.79)	(2.79)	$24.46
9/30/2020(11)	$22.81	(0.02)	0.25	0.23	—	—	—	$23.04
Institutional Shares
9/30/2022	$24.72	0.13	(6.71)	(6.58)	—	(3.74)	(3.74)	$14.40
9/30/2021	$23.21	(0.06)	4.36	4.30	—	(2.79)	(2.79)	$24.72
9/30/2020	$20.71	(0.03)	4.32	4.29	(0.01)	(1.78)	(1.79)	$23.21
9/30/2019	$22.80	0.02	1.01	1.03	(0.09)	(3.03)	(3.12)	$20.71
9/30/2018	$19.66	0.10	3.18	3.28	—	(0.14)	(0.14)	$22.80
GLOBAL OPPORTUNITIES FUND
Investor Shares
9/30/2022	$39.09	(0.08)	(10.71)	(10.79)	—	(3.98)	(3.98)	$24.32
9/30/2021	$34.89	(0.10)	6.70	6.60	—	(2.40)	(2.40)	$39.09
9/30/2020	$27.06	(0.06)	9.80	9.74	—	(1.91)	(1.91)	$34.89
9/30/2019	$27.66	(0.01)	1.01	1.00	—	(1.60)	(1.60)	$27.06
9/30/2018	$25.69	(0.03)	3.07	3.04	—	(1.07)	(1.07)	$27.66
Advisor Shares
9/30/2022	$39.40	(0.04)	(10.81)	(10.85)	—	(3.98)	(3.98)	$24.57
9/30/2021	$35.10	(0.05)	6.75	6.70	—	(2.40)	(2.40)	$39.40
9/30/2020	$27.21	(0.03)	9.86	9.83	(0.03)	(1.91)	(1.94)	$35.10
9/30/2019	$27.76	0.03	1.02	1.05	—	(1.60)	(1.60)	$27.21
9/30/2018	$25.75	0.01	3.07	3.08	—	(1.07)	(1.07)	$27.76
Institutional Shares
9/30/2022	$39.89	(0.01)	(10.97)	(10.98)	—	(3.98)	(3.98)	$24.93
9/30/2021	$35.47	(0.01)	6.83	6.82	—	(2.40)	(2.40)	$39.89
9/30/2020	$27.47	— (5)	9.96	9.96	(0.05)	(1.91)	(1.96)	$35.47
9/30/2019	$27.99	0.06	1.02	1.08	— (5)	(1.60)	(1.60)	$27.47
9/30/2018	$25.92	0.03	3.11	3.14	—	(1.07)	(1.07)	$27.99

106	Artisan Partners Funds

ARTISAN PARTNERS FUNDS

Financial Highlights – continued

	Total Return(2)(18)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Expenses to Average Net Assets Excluding Waivers(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)
GLOBAL DISCOVERY FUND
Investor Shares
9/30/2022	(33.87)%	$36,925	1.38%	n/a	(0.91)%	59.23%
9/30/2021	27.93%	$63,547	1.38%	n/a	(0.96)%	47.02%
9/30/2020	37.42%	$106,480	1.35%	n/a	(0.89)%	40.44%
9/30/2019	7.98%	$107,323	1.40%	n/a	(0.62)%	52.30%
9/30/2018	20.90%	$75,321	1.50%	1.71%	(0.75)%	38.71%
Advisor Shares
9/30/2022	(33.79)%	$13,438	1.30%	1.41%	(0.84)%	59.23%
9/30/2021	27.97%	$19,954	1.30%	1.40%	(0.88)%	47.02%
9/30/2020(10)	23.06%	$19,698	1.30%	1.74%	(0.73)%	40.44%
Institutional Shares
9/30/2022	(33.65)%	$182,038	1.06%	n/a	(0.58)%	59.23%
9/30/2021	28.30%	$270,640	1.08%	n/a	(0.63)%	47.02%
9/30/2020(10)	23.06%	$84,267	1.20%	n/a	(0.62)%	40.44%
GLOBAL EQUITY FUND
Investor Shares
9/30/2022	(31.48)%	$66,270	1.28%	n/a	0.33%	92.81%
9/30/2021	19.70%	$151,122	1.26%	n/a	(0.47)%	119.10%
9/30/2020	21.90%	$134,498	1.26%	n/a	(0.27)%	137.93%
9/30/2019	6.90%	$118,936	1.38%	n/a	(0.09)%	91.33%
9/30/2018	16.38%	$123,225	1.36%	n/a	0.13%	120.14%
Advisor Shares
9/30/2022	(31.48)%	$4,027	1.25%	1.61%	0.14%	92.81%
9/30/2021	19.64%	$14,273	1.25%	1.62%	(0.46)%	119.10%
9/30/2020(11)	1.01%	$13,092	1.25%	2.51%	(0.53)%	137.93%
Institutional Shares
9/30/2022	(31.34)%	$105,954	1.04%	n/a	0.72%	92.81%
9/30/2021	19.91%	$168,343	1.05%	n/a	(0.24)%	119.10%
9/30/2020	22.17%	$109,307	1.05%	n/a	(0.12)%	137.93%
9/30/2019	7.10%	$136,019	1.16%	n/a	0.09%	91.33%
9/30/2018	16.73%	$196,802	1.10%	n/a	0.45%	120.14%
GLOBAL OPPORTUNITIES FUND
Investor Shares
9/30/2022	(31.13)%	$782,904	1.14%	n/a	(0.26)%	37.32%
9/30/2021	19.89%	$1,514,576	1.13%	n/a	(0.27)%	44.44%
9/30/2020	38.37%	$1,358,867	1.14%	n/a	(0.23)%	44.27%
9/30/2019	4.85%	$1,052,916	1.15%	n/a	(0.02)%	48.64%
9/30/2018	12.19%	$1,176,471	1.15%	n/a	(0.13)%	44.27%
Advisor Shares
9/30/2022	(31.03)%	$625,332	1.00%	n/a	(0.13)%	37.32%
9/30/2021	20.07%	$1,253,950	0.99%	n/a	(0.12)%	44.44%
9/30/2020	38.52%	$957,127	1.01%	n/a	(0.09)%	44.27%
9/30/2019	5.03%	$615,920	1.01%	n/a	0.11%	48.64%
9/30/2018	12.32%	$583,463	1.00%	n/a	0.03%	44.27%
Institutional Shares
9/30/2022	(30.97)%	$1,765,829	0.90%	n/a	(0.03)%	37.32%
9/30/2021	20.20%	$2,970,987	0.89%	n/a	(0.03)%	44.44%
9/30/2020	38.67%	$2,466,599	0.90%	n/a	0.01%	44.27%
9/30/2019	5.11%	$1,726,115	0.91%	n/a	0.23%	48.64%
9/30/2018	12.48%	$1,645,152	0.91%	n/a	0.11%	44.27%

Artisan Partners Funds	107

ARTISAN PARTNERS FUNDS

Financial Highlights – For a share outstanding throughout each period

					Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
GLOBAL UNCONSTRAINED FUND
Investor Shares
9/30/2022(12)	$10.00	0.17	0.04	0.21	(0.11)	—	(0.11)	$10.10
Advisor Shares
9/30/2022(12)	$10.00	0.18	0.04	0.22	(0.11)	—	(0.11)	$10.11
Institutional Shares
9/30/2022(12)	$10.00	0.14	0.09	0.23	(0.12)	—	(0.12)	$10.11
GLOBAL VALUE FUND
Investor Shares
9/30/2022	$21.58	0.16	(4.26)	(4.10)	(0.19)	(1.73)	(1.92)	$15.56
9/30/2021	$15.94	0.17	5.48	5.65	(0.01)	—	(0.01)	$21.58
9/30/2020	$17.12	0.07	(1.01)	(0.94)	(0.24)	—	(0.24)	$15.94
9/30/2019	$18.24	0.21	(0.38)	(0.17)	(0.15)	(0.80)	(0.95)	$17.12
9/30/2018	$17.87	0.18	0.55	0.73	(0.12)	(0.24)	(0.36)	$18.24
Advisor Shares
9/30/2022	$21.57	0.19	(4.26)	(4.07)	(0.22)	(1.73)	(1.95)	$15.55
9/30/2021	$15.91	0.19	5.49	5.68	(0.02)	—	(0.02)	$21.57
9/30/2020	$17.09	0.09	(1.01)	(0.92)	(0.26)	—	(0.26)	$15.91
9/30/2019	$18.22	0.23	(0.39)	(0.16)	(0.17)	(0.80)	(0.97)	$17.09
9/30/2018	$17.86	0.21	0.54	0.75	(0.15)	(0.24)	(0.39)	$18.22
Institutional Shares
9/30/2022	$21.63	0.21	(4.27)	(4.06)	(0.24)	(1.73)	(1.97)	$15.60
9/30/2021	$15.96	0.21	5.50	5.71	(0.04)	—	(0.04)	$21.63
9/30/2020	$17.14	0.11	(1.01)	(0.90)	(0.28)	—	(0.28)	$15.96
9/30/2019	$18.27	0.26	(0.40)	(0.14)	(0.19)	(0.80)	(0.99)	$17.14
9/30/2018	$17.90	0.24	0.54	0.78	(0.17)	(0.24)	(0.41)	$18.27
HIGH INCOME FUND
Investor Shares
9/30/2022	$10.28	0.51	(1.58)	(1.07)	(0.53)	(0.22)	(0.75)	$8.46
9/30/2021	$9.53	0.55	0.74	1.29	(0.54)	—	(0.54)	$10.28
9/30/2020	$9.66	0.60	(0.13)	0.47	(0.60)	—	(0.60)	$9.53
9/30/2019	$9.87	0.61	(0.17)	0.44	(0.60)	(0.05)	(0.65)	$9.66
9/30/2018	$10.20	0.58	(0.13)	0.45	(0.58)	(0.20)	(0.78)	$9.87
Advisor Shares
9/30/2022	$10.27	0.53	(1.59)	(1.06)	(0.54)	(0.22)	(0.76)	$8.45
9/30/2021	$9.53	0.56	0.74	1.30	(0.56)	—	(0.56)	$10.27
9/30/2020	$9.66	0.61	(0.13)	0.48	(0.61)	—	(0.61)	$9.53
9/30/2019	$9.87	0.63	(0.17)	0.46	(0.62)	(0.05)	(0.67)	$9.66
9/30/2018	$10.20	0.60	(0.13)	0.47	(0.60)	(0.20)	(0.80)	$9.87
Institutional Shares
9/30/2022	$10.27	0.54	(1.59)	(1.05)	(0.55)	(0.22)	(0.77)	$8.45
9/30/2021	$9.53	0.57	0.74	1.31	(0.57)	—	(0.57)	$10.27
9/30/2020	$9.66	0.62	(0.13)	0.49	(0.62)	—	(0.62)	$9.53
9/30/2019	$9.87	0.64	(0.17)	0.47	(0.63)	(0.05)	(0.68)	$9.66
9/30/2018	$10.19	0.61	(0.12)	0.49	(0.61)	(0.20)	(0.81)	$9.87

108	Artisan Partners Funds

ARTISAN PARTNERS FUNDS

Financial Highlights – continued

	Total Return(2)(18)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)(4)		Ratio of Expenses to Average Net Assets Excluding Waivers(3)		Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)
GLOBAL UNCONSTRAINED FUND
Investor Shares
9/30/2022(12)	2.10%	$466	1.75	%(8)	54.50	%(8)	3.28%	40.30%
Advisor Shares
9/30/2022(12)	2.24%	$2,011	1.62	%(8)	9.54	%(8)	3.66%	40.30%
Institutional Shares
9/30/2022(12)	2.27%	$12,558	1.48	%(8)	2.57	%(8)	2.82%	40.30%
GLOBAL VALUE FUND
Investor Shares
9/30/2022	(21.10)%	$199,274	1.25%		n/a		0.83%	24.37%
9/30/2021	35.46%	$287,469	1.24%		n/a		0.80%	39.62%
9/30/2020	(5.63)%	$242,744	1.26%		n/a		0.42%	37.09%
9/30/2019	(0.50)%	$506,067	1.25%		n/a		1.25%	31.18%
9/30/2018	4.16%	$724,848	1.25%		n/a		1.00%	27.98%
Advisor Shares
9/30/2022	(21.01)%	$254,970	1.11%		n/a		0.97%	24.37%
9/30/2021	35.70%	$324,013	1.10%		n/a		0.95%	39.62%
9/30/2020	(5.48)%	$259,859	1.12%		n/a		0.54%	37.09%
9/30/2019	(0.40)%	$599,418	1.10%		n/a		1.38%	31.18%
9/30/2018	4.27%	$851,738	1.10%		n/a		1.14%	27.98%
Institutional Shares
9/30/2022	(20.92)%	$1,363,881	1.01%		n/a		1.07%	24.37%
9/30/2021	35.80%	$1,863,947	1.01%		n/a		1.01%	39.62%
9/30/2020	(5.37)%	$1,321,157	1.02%		n/a		0.67%	37.09%
9/30/2019	(0.30)%	$1,970,393	1.01%		n/a		1.54%	31.18%
9/30/2018	4.40%	$2,143,564	1.01%		n/a		1.31%	27.98%
HIGH INCOME FUND
Investor Shares
9/30/2022	(11.00)%	$756,049	0.94%		n/a		5.34%	55.84%
9/30/2021	13.79%	$1,436,340	0.95%		n/a		5.42%	58.10%
9/30/2020	5.14%	$1,149,422	0.96%		n/a		6.43%	71.78%
9/30/2019	4.81%	$873,574	0.98%		n/a		6.41%	74.82%
9/30/2018	4.66%	$986,645	0.99%		n/a		5.88%	79.10%
Advisor Shares
9/30/2022	(10.88)%	$2,570,217	0.79%		n/a		5.56%	55.84%
9/30/2021	13.86%	$3,263,582	0.79%		n/a		5.56%	58.10%
9/30/2020	5.29%	$2,281,480	0.82%		n/a		6.57%	71.78%
9/30/2019	4.98%	$2,194,146	0.82%		n/a		6.56%	74.82%
9/30/2018	4.83%	$1,970,272	0.82%		n/a		6.03%	79.10%
Institutional Shares
9/30/2022	(10.81)%	$2,482,806	0.70%		n/a		5.68%	55.84%
9/30/2021	13.97%	$2,372,161	0.70%		n/a		5.63%	58.10%
9/30/2020	5.40%	$1,385,864	0.72%		n/a		6.67%	71.78%
9/30/2019	5.08%	$720,592	0.73%		n/a		6.64%	74.82%
9/30/2018	5.02%	$289,036	0.74%		n/a		6.13%	79.10%

Artisan Partners Funds	109

ARTISAN PARTNERS FUNDS

Financial Highlights – For a share outstanding throughout each period

					Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
INTERNATIONAL FUND
Investor Shares
9/30/2022	$36.66	0.28	(8.90)	(8.62)	(0.24)	(6.87)	(7.11)	$20.93
9/30/2021	$32.86	0.24	4.68	4.92	(0.08)	(1.04)	(1.12)	$36.66
9/30/2020	$32.52	0.08	2.00	2.08	(0.30)	(1.44)	(1.74)	$32.86
9/30/2019	$33.49	0.29	1.38	1.67	(0.37)	(2.27)	(2.64)	$32.52
9/30/2018	$32.28	0.35	1.08	1.43	(0.22)	—	(0.22)	$33.49
Advisor Shares
9/30/2022	$36.58	0.32	(8.86)	(8.54)	(0.30)	(6.87)	(7.17)	$20.87
9/30/2021	$32.80	0.30	4.65	4.95	(0.13)	(1.04)	(1.17)	$36.58
9/30/2020	$32.46	0.15	1.98	2.13	(0.35)	(1.44)	(1.79)	$32.80
9/30/2019	$33.45	0.34	1.37	1.71	(0.43)	(2.27)	(2.70)	$32.46
9/30/2018	$32.25	0.43	1.05	1.48	(0.28)	—	(0.28)	$33.45
Institutional Shares
9/30/2022	$36.90	0.35	(8.95)	(8.60)	(0.34)	(6.87)	(7.21)	$21.09
9/30/2021	$33.08	0.33	4.69	5.02	(0.16)	(1.04)	(1.20)	$36.90
9/30/2020	$32.72	0.17	2.01	2.18	(0.38)	(1.44)	(1.82)	$33.08
9/30/2019	$33.71	0.35	1.39	1.74	(0.46)	(2.27)	(2.73)	$32.72
9/30/2018	$32.50	0.46	1.05	1.51	(0.30)	—	(0.30)	$33.71
INTERNATIONAL EXPLORER FUND
Advisor Shares
9/30/2022(13)	$10.00	0.02	(1.33)	(1.31)	—	—	—	$8.69
Institutional Shares
9/30/2022(13)	$10.00	0.01	(1.32)	(1.31)	—	—	—	$8.69
INTERNATIONAL SMALL-MID FUND
Investor Shares
9/30/2022	$21.19	(0.06)	(6.65)	(6.71)	—	(0.58)	(0.58)	$13.90
9/30/2021	$17.33	(0.09)	4.06	3.97	(0.11)	—	(0.11)	$21.19
9/30/2020	$13.61	0.16	3.58	3.74	(0.02)	—	(0.02)	$17.33
9/30/2019	$23.47	(0.03)	(1.56)	(1.59)	—	(8.27)	(8.27)	$13.61
9/30/2018	$24.69	(0.10)	2.05	1.95	—	(3.17)	(3.17)	$23.47
Advisor Shares
9/30/2022	$21.23	(0.03)	(6.68)	(6.71)	—	(0.58)	(0.58)	$13.94
9/30/2021	$17.35	(0.05)	4.06	4.01	(0.13)	—	(0.13)	$21.23
9/30/2020	$13.62	0.20	3.57	3.77	(0.04)	—	(0.04)	$17.35
9/30/2019(14)	$11.91	0.01	1.70	1.71	—	—	—	$13.62
Institutional Shares
9/30/2022	$21.47	(0.01)	(6.76)	(6.77)	—	(0.58)	(0.58)	$14.12
9/30/2021	$17.54	(0.04)	4.11	4.07	(0.14)	—	(0.14)	$21.47
9/30/2020	$13.76	0.23	3.59	3.82	(0.04)	—	(0.04)	$17.54
9/30/2019	$23.59	0.03	(1.59)	(1.56)	—	(8.27)	(8.27)	$13.76
9/30/2018	$24.75	(0.04)	2.05	2.01	—	(3.17)	(3.17)	$23.59

110	Artisan Partners Funds

ARTISAN PARTNERS FUNDS

Financial Highlights – continued

	Total Return(2)(18)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Expenses to Average Net Assets Excluding Waivers(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)
INTERNATIONAL FUND
Investor Shares
9/30/2022	(29.32)%	$1,575,634	1.19%	n/a	1.03%	50.49%
9/30/2021	15.32%	$3,019,360	1.18%	n/a	0.69%	67.41%
9/30/2020	6.52%	$3,142,072	1.19%	n/a	0.27%	53.82%
9/30/2019	6.29%	$3,903,758	1.19%	n/a	0.95%	41.01%
9/30/2018	4.45%	$4,733,866	1.18%	n/a	1.06%	55.16%
Advisor Shares
9/30/2022	(29.24)%	$829,517	1.05%	n/a	1.18%	50.49%
9/30/2021	15.47%	$1,718,258	1.04%	n/a	0.84%	67.41%
9/30/2020	6.71%	$1,799,962	1.04%	n/a	0.48%	53.82%
9/30/2019	6.46%	$2,141,985	1.04%	n/a	1.11%	41.01%
9/30/2018	4.58%	$2,367,026	1.04%	n/a	1.29%	55.16%
Institutional Shares
9/30/2022	(29.14)%	$2,588,387	0.97%	n/a	1.28%	50.49%
9/30/2021	15.56%	$4,920,404	0.95%	n/a	0.93%	67.41%
9/30/2020	6.80%	$4,718,706	0.96%	n/a	0.55%	53.82%
9/30/2019	6.52%	$4,513,365	0.96%	n/a	1.15%	41.01%
9/30/2018	4.67%	$5,815,955	0.95%	n/a	1.36%	55.16%
INTERNATIONAL EXPLORER FUND
Advisor Shares
9/30/2022(13)	(13.10)%	$5,811	1.40%	6.08%	0.64%	11.60%
Institutional Shares
9/30/2022(13)	(13.10)%	$14,725	1.35%	2.91%	0.25%	11.60%
INTERNATIONAL SMALL-MID FUND
Investor Shares
9/30/2022	(32.53)%	$301,480	1.28%	n/a	(0.32)%	22.12%
9/30/2021	22.99%	$531,882	1.30%	n/a	(0.42)%	28.29%
9/30/2020	27.52%	$400,490	1.33%	n/a	1.06%	27.84%
9/30/2019	(1.38)%	$177,807	1.43%	n/a	(0.24)%	55.98%
9/30/2018	8.70%	$228,317	1.55%	n/a	(0.44)%	59.53%
Advisor Shares
9/30/2022	(32.47)%	$1,161,239	1.14%	n/a	(0.16)%	22.12%
9/30/2021	23.20%	$1,856,538	1.14%	n/a	(0.26)%	28.29%
9/30/2020	27.70%	$1,223,773	1.18%	n/a	1.32%	27.84%
9/30/2019(14)	14.36%	$434,784	1.25%	n/a	0.13%	55.98%
Institutional Shares
9/30/2022	(32.38)%	$2,505,844	1.06%	n/a	(0.08)%	22.12%
9/30/2021	23.30%	$3,897,436	1.06%	n/a	(0.17)%	28.29%
9/30/2020	27.85%	$1,836,163	1.09%	n/a	1.49%	27.84%
9/30/2019	(1.18)%	$608,417	1.16%	n/a	0.20%	55.98%
9/30/2018	8.94%	$175,808	1.35%	n/a	(0.17)%	59.53%

Artisan Partners Funds	111

ARTISAN PARTNERS FUNDS

Financial Highlights – For a share outstanding throughout each period

					Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
INTERNATIONAL VALUE FUND
Investor Shares
9/30/2022	$44.49	0.45	(7.77)	(7.32)	(1.17)	(3.04)	(4.21)	$32.96
9/30/2021	$32.94	1.01	10.88	11.89	(0.09)	(0.25)	(0.34)	$44.49
9/30/2020	$34.87	0.19	(1.06)	(0.87)	(0.23)	(0.83)	(1.06)	$32.94
9/30/2019	$36.85	0.61	(0.64)	(0.03)	(0.65)	(1.30)	(1.95)	$34.87
9/30/2018	$39.08	0.42	(1.14)	(0.72)	(0.41)	(1.10)	(1.51)	$36.85
Advisor Shares
9/30/2022	$44.46	0.52	(7.76)	(7.24)	(1.29)	(3.04)	(4.33)	$32.89
9/30/2021	$32.90	1.14	10.78	11.92	(0.11)	(0.25)	(0.36)	$44.46
9/30/2020	$34.81	0.27	(1.09)	(0.82)	(0.26)	(0.83)	(1.09)	$32.90
9/30/2019	$36.85	0.65	(0.63)	0.02	(0.76)	(1.30)	(2.06)	$34.81
9/30/2018	$39.11	0.48	(1.16)	(0.68)	(0.48)	(1.10)	(1.58)	$36.85
Institutional Shares
9/30/2022	$44.69	0.55	(7.80)	(7.25)	(1.36)	(3.04)	(4.40)	$33.04
9/30/2021	$33.06	1.16	10.86	12.02	(0.14)	(0.25)	(0.39)	$44.69
9/30/2020	$34.96	0.28	(1.08)	(0.80)	(0.27)	(0.83)	(1.10)	$33.06
9/30/2019	$37.02	0.69	(0.64)	0.05	(0.81)	(1.30)	(2.11)	$34.96
9/30/2018	$39.28	0.53	(1.18)	(0.65)	(0.51)	(1.10)	(1.61)	$37.02
MID CAP FUND
Investor Shares
9/30/2022	$53.28	(0.37)	(15.87)	(16.24)	—	(8.59)	(8.59)	$28.45
9/30/2021	$47.75	(0.49)	13.20	12.71	—	(7.18)	(7.18)	$53.28
9/30/2020	$37.16	(0.31)	15.43	15.12	—	(4.53)	(4.53)	$47.75
9/30/2019	$44.83	(0.23)	0.53	0.30	—	(7.97)	(7.97)	$37.16
9/30/2018	$42.58	(0.26)	8.21	7.95	—	(5.70)	(5.70)	$44.83
Advisor Shares
9/30/2022	$54.11	(0.32)	(16.18)	(16.50)	—	(8.59)	(8.59)	$29.02
9/30/2021	$48.33	(0.43)	13.39	12.96	—	(7.18)	(7.18)	$54.11
9/30/2020	$37.52	(0.27)	15.61	15.34	—	(4.53)	(4.53)	$48.33
9/30/2019	$45.10	(0.17)	0.56	0.39	—	(7.97)	(7.97)	$37.52
9/30/2018	$42.75	(0.20)	8.25	8.05	—	(5.70)	(5.70)	$45.10
Institutional Shares
9/30/2022	$61.87	(0.33)	(18.97)	(19.30)	—	(8.59)	(8.59)	$33.98
9/30/2021	$54.25	(0.43)	15.23	14.80	—	(7.18)	(7.18)	$61.87
9/30/2020	$41.54	(0.26)	17.50	17.24	—	(4.53)	(4.53)	$54.25
9/30/2019	$48.89	(0.16)	0.78	0.62	—	(7.97)	(7.97)	$41.54
9/30/2018	$45.84	(0.18)	8.93	8.75	—	(5.70)	(5.70)	$48.89

112	Artisan Partners Funds

ARTISAN PARTNERS FUNDS

Financial Highlights – continued

	Total Return(2)(18)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Expenses to Average Net Assets Excluding Waivers(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)
INTERNATIONAL VALUE FUND
Investor Shares
9/30/2022	(18.40)%	$2,059,112	1.19%	n/a	1.13%	22.69%
9/30/2021	36.13%	$2,728,996	1.18%	n/a	2.39%	32.90%
9/30/2020	(2.71)%	$1,983,618	1.19%	n/a	0.57%	28.06%
9/30/2019	0.38%	$2,761,826	1.19%	n/a	1.80%	23.69%
9/30/2018	(1.99)%	$3,371,735	1.18%	n/a	1.11%	21.55%
Advisor Shares
9/30/2022	(18.27)%	$4,705,187	1.05%	n/a	1.29%	22.69%
9/30/2021	36.31%	$6,072,617	1.04%	n/a	2.70%	32.90%
9/30/2020	(2.56)%	$3,645,568	1.05%	n/a	0.81%	28.06%
9/30/2019	0.52%	$4,336,510	1.05%	n/a	1.93%	23.69%
9/30/2018	(1.87)%	$4,683,702	1.04%	n/a	1.27%	21.55%
Institutional Shares
9/30/2022	(18.20)%	$13,366,731	0.95%	n/a	1.36%	22.69%
9/30/2021	36.45%	$13,304,215	0.95%	n/a	2.72%	32.90%
9/30/2020	(2.48)%	$7,944,724	0.96%	n/a	0.85%	28.06%
9/30/2019	0.63%	$7,169,774	0.95%	n/a	2.03%	23.69%
9/30/2018	(1.79)%	$7,295,259	0.95%	n/a	1.41%	21.55%
MID CAP FUND
Investor Shares
9/30/2022	(36.55)%	$1,387,480	1.18%	n/a	(0.97)%	34.12%
9/30/2021	29.84%	$2,495,355	1.18%	n/a	(0.98)%	40.72%
9/30/2020	45.66%	$2,106,948	1.18%	n/a	(0.81)%	44.52%
9/30/2019	5.11%	$1,599,647	1.19%	n/a	(0.63)%	47.96%
9/30/2018	21.12%	$2,003,621	1.18%	n/a	(0.62)%	49.83%
Advisor Shares
9/30/2022	(36.46)%	$572,155	1.05%	n/a	(0.83)%	34.12%
9/30/2021	30.02%	$923,543	1.04%	n/a	(0.85)%	40.72%
9/30/2020	45.83%	$667,057	1.05%	n/a	(0.68)%	44.52%
9/30/2019	5.36%	$429,052	1.04%	n/a	(0.48)%	47.96%
9/30/2018	21.26%	$644,777	1.04%	n/a	(0.48)%	49.83%
Institutional Shares
9/30/2022	(36.41)%	$2,285,588	0.95%	n/a	(0.74)%	34.12%
9/30/2021	30.15%	$4,000,122	0.95%	n/a	(0.75)%	40.72%
9/30/2020	45.98%	$4,015,667	0.95%	n/a	(0.59)%	44.52%
9/30/2019	5.41%	$3,029,773	0.96%	n/a	(0.41)%	47.96%
9/30/2018	21.37%	$3,516,293	0.95%	n/a	(0.39)%	49.83%

Artisan Partners Funds	113

ARTISAN PARTNERS FUNDS

Financial Highlights – For a share outstanding throughout each period

					Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
MID CAP VALUE FUND
Investor Shares
9/30/2022	$23.12	0.12	(3.07)	(2.95)	(0.04)	(3.02)	(3.06)	$17.11
9/30/2021	$16.26	0.12	7.10	7.22	(0.09)	(0.27)	(0.36)	$23.12
9/30/2020	$19.81	0.15	(1.71)	(1.56)	(0.12)	(1.87)	(1.99)	$16.26
9/30/2019	$23.56	0.10	(0.90)	(0.80)	(0.05)	(2.90)	(2.95)	$19.81
9/30/2018	$23.98	0.02	1.86	1.88	(0.02)	(2.28)	(2.30)	$23.56
Advisor Shares
9/30/2022	$23.07	0.15	(3.07)	(2.92)	(0.07)	(3.02)	(3.09)	$17.06
9/30/2021	$16.23	0.16	7.07	7.23	(0.12)	(0.27)	(0.39)	$23.07
9/30/2020	$19.77	0.17	(1.70)	(1.53)	(0.14)	(1.87)	(2.01)	$16.23
9/30/2019	$23.53	0.13	(0.90)	(0.77)	(0.09)	(2.90)	(2.99)	$19.77
9/30/2018	$23.94	0.05	1.85	1.90	(0.03)	(2.28)	(2.31)	$23.53
Institutional Shares
9/30/2022	$23.09	0.16	(3.06)	(2.90)	(0.09)	(3.02)	(3.11)	$17.08
9/30/2021	$16.24	0.17	7.08	7.25	(0.13)	(0.27)	(0.40)	$23.09
9/30/2020	$19.80	0.18	(1.71)	(1.53)	(0.16)	(1.87)	(2.03)	$16.24
9/30/2019	$23.56	0.14	(0.89)	(0.75)	(0.11)	(2.90)	(3.01)	$19.80
9/30/2018	$23.98	0.07	1.85	1.92	(0.06)	(2.28)	(2.34)	$23.56
SELECT EQUITY FUND
Investor Shares
9/30/2022	$13.48	0.01	(3.00)	(2.99)	—	(0.65)	(0.65)	$9.84
9/30/2021	$10.17	(0.01)	3.32	3.31	—	—	—	$13.48
9/30/2020(15)	$10.00	— (5)	0.17	0.17	—	—	—	$10.17
Advisor Shares
9/30/2022	$13.49	0.02	(2.99)	(2.97)	—	(0.65)	(0.65)	$9.87
9/30/2021	$10.18	0.01	3.30	3.31	—	—	—	$13.49
9/30/2020(15)	$10.00	0.01	0.17	0.18	—	—	—	$10.18
Institutional Shares
9/30/2022	$13.44	0.03	(2.99)	(2.96)	(0.02)	(0.65)	(0.67)	$9.81
9/30/2021	$10.18	0.02	3.30	3.32	(0.06)	—	(0.06)	$13.44
9/30/2020(15)	$10.00	0.01	0.17	0.18	—	—	—	$10.18
SMALL CAP FUND
Investor Shares
9/30/2022	$50.34	(0.36)	(17.09)	(17.45)	—	(5.07)	(5.07)	$27.82
9/30/2021	$42.80	(0.53)	10.77	10.24	—	(2.70)	(2.70)	$50.34
9/30/2020	$33.17	(0.38)	12.66	12.28	—	(2.65)	(2.65)	$42.80
9/30/2019	$38.97	(0.29)	(0.08)	(0.37)	—	(5.43)	(5.43)	$33.17
9/30/2018	$33.61	(0.31)	10.64	10.33	—	(4.97)	(4.97)	$38.97
Advisor Shares
9/30/2022	$50.70	(0.32)	(17.23)	(17.55)	—	(5.07)	(5.07)	$28.08
9/30/2021	$43.03	(0.47)	10.84	10.37	—	(2.70)	(2.70)	$50.70
9/30/2020	$33.30	(0.34)	12.72	12.38	—	(2.65)	(2.65)	$43.03
9/30/2019	$39.05	(0.25)	(0.07)	(0.32)	—	(5.43)	(5.43)	$33.30
9/30/2018	$33.63	(0.26)	10.65	10.39	—	(4.97)	(4.97)	$39.05
Institutional Shares
9/30/2022	$51.74	(0.28)	(17.65)	(17.93)	—	(5.07)	(5.07)	$28.74
9/30/2021	$43.82	(0.43)	11.05	10.62	—	(2.70)	(2.70)	$51.74
9/30/2020	$33.83	(0.31)	12.95	12.64	—	(2.65)	(2.65)	$43.82
9/30/2019	$39.54	(0.23)	(0.05)	(0.28)	—	(5.43)	(5.43)	$33.83
9/30/2018	$33.98	(0.24)	10.77	10.53	—	(4.97)	(4.97)	$39.54

114	Artisan Partners Funds

ARTISAN PARTNERS FUNDS

Financial Highlights – continued

	Total Return(2)(18)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Expenses to Average Net Assets Excluding Waivers(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)
MID CAP VALUE FUND
Investor Shares
9/30/2022	(15.39)%	$391,804	1.20%	n/a	0.57%	15.17%
9/30/2021	44.94%	$693,149	1.20%	n/a	0.56%	16.04%
9/30/2020	(8.93)%	$541,320	1.21%	n/a	0.90%	43.12%
9/30/2019	(2.49)%	$842,896	1.20%	n/a	0.52%	19.18%
9/30/2018	8.55%	$1,294,179	1.19%	n/a	0.07%	19.15%
Advisor Shares
9/30/2022	(15.29)%	$397,898	1.04%	n/a	0.72%	15.17%
9/30/2021	45.12%	$551,822	1.05%	n/a	0.73%	16.04%
9/30/2020	(8.76)%	$518,198	1.06%	n/a	1.02%	43.12%
9/30/2019	(2.32)%	$630,296	1.06%	n/a	0.66%	19.18%
9/30/2018	8.68%	$951,667	1.05%	n/a	0.24%	19.15%
Institutional Shares
9/30/2022	(15.21)%	$518,265	0.98%	n/a	0.78%	15.17%
9/30/2021	45.22%	$783,375	0.98%	n/a	0.79%	16.04%
9/30/2020	(8.76)%	$619,243	1.00%	n/a	1.08%	43.12%
9/30/2019	(2.22)%	$796,385	0.98%	n/a	0.72%	19.18%
9/30/2018	8.75%	$1,058,092	0.98%	n/a	0.30%	19.15%
SELECT EQUITY FUND
Investor Shares
9/30/2022	(23.43)%	$2,345	1.25%	3.16%	0.05%	20.96%
9/30/2021	32.55%	$2,919	1.25%	4.35%	(0.05)%	34.69%
9/30/2020(15)	1.70%	$983	1.25%	17.96%	0.03%	26.96%
Advisor Shares
9/30/2022	(23.26)%	$1,561	1.15%	3.68%	0.14%	20.96%
9/30/2021	32.51%	$1,784	1.15%	4.83%	0.05%	34.69%
9/30/2020(15)	1.80%	$778	1.15%	9.66%	0.15%	26.96%
Institutional Shares
9/30/2022	(23.33)%	$25,650	1.10%	1.39%	0.22%	20.96%
9/30/2021	32.71%	$19,903	1.10%	1.56%	0.16%	34.69%
9/30/2020(15)	1.80%	$11,266	1.10%	2.36%	0.20%	26.96%
SMALL CAP FUND
Investor Shares
9/30/2022	(38.24)%	$571,380	1.20%	n/a	(1.00)%	33.64%
9/30/2021	24.45%	$1,089,099	1.19%	n/a	(1.06)%	39.79%
9/30/2020	39.51%	$896,297	1.20%	n/a	(1.05)%	40.59%
9/30/2019	2.02%	$611,745	1.20%	n/a	(0.88)%	47.32%
9/30/2018	34.71%	$495,803	1.20%	n/a	(0.90)%	43.85%
Advisor Shares
9/30/2022	(38.16)%	$361,941	1.06%	n/a	(0.87)%	33.64%
9/30/2021	24.63%	$1,325,015	1.06%	n/a	(0.93)%	39.79%
9/30/2020	39.66%	$999,213	1.08%	n/a	(0.94)%	40.59%
9/30/2019	2.16%	$589,147	1.08%	n/a	(0.77)%	47.32%
9/30/2018	34.89%	$495,650	1.06%	n/a	(0.75)%	43.85%
Institutional Shares
9/30/2022	(38.12)%	$882,206	0.98%	n/a	(0.78)%	33.64%
9/30/2021	24.76%	$1,633,941	0.96%	n/a	(0.83)%	39.79%
9/30/2020	39.82%	$1,106,482	0.99%	n/a	(0.84)%	40.59%
9/30/2019	2.25%	$636,076	0.99%	n/a	(0.69)%	47.32%
9/30/2018	34.94%	$814,426	1.01%	n/a	(0.70)%	43.85%

Artisan Partners Funds	115

ARTISAN PARTNERS FUNDS

Financial Highlights – For a share outstanding throughout each period

					Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
SUSTAINABLE EMERGING MARKETS FUND
Investor Shares
9/30/2022	$19.25	0.18	(6.75)	(6.57)	(0.20)	—	(0.20)	$12.48
9/30/2021	$16.39	0.07	3.11	3.18	(0.32)	—	(0.32)	$19.25
9/30/2020	$15.22	0.24	1.20	1.44	(0.27)	—	(0.27)	$16.39
9/30/2019	$15.08	0.18	0.10	0.28	(0.14)	—	(0.14)	$15.22
9/30/2018	$15.58	0.15	(0.56)	(0.41)	(0.09)	—	(0.09)	$15.08
Advisor Shares
9/30/2022(16)	$14.61	0.06	(2.20)	(2.14)	—	—	—	$12.47
Institutional Shares
9/30/2022	$19.55	0.18	(6.85)	(6.67)	(0.17)	—	(0.17)	$12.71
9/30/2021	$16.56	0.10	3.14	3.24	(0.25)	—	(0.25)	$19.55
9/30/2020	$15.25	0.27	1.21	1.48	(0.17)	—	(0.17)	$16.56
9/30/2019	$15.03	0.20	0.10	0.30	(0.08)	—	(0.08)	$15.25
9/30/2018	$15.50	0.14	(0.53)	(0.39)	(0.08)	—	(0.08)	$15.03
VALUE FUND
Investor Shares
9/30/2022	$16.28	0.13	(2.44)	(2.31)	(0.16)	(1.79)	(1.95)	$12.02
9/30/2021	$12.41	0.10	4.82	4.92	(0.06)	(0.99)	(1.05)	$16.28
9/30/2020	$12.88	0.09	(0.02)	0.07	(0.11)	(0.43)	(0.54)	$12.41
9/30/2019	$15.10	0.11	(0.56)	(0.45)	(0.10)	(1.67)	(1.77)	$12.88
9/30/2018	$15.25	0.11	1.19	1.30	(0.05)	(1.40)	(1.45)	$15.10
Advisor Shares
9/30/2022	$16.21	0.15	(2.42)	(2.27)	(0.18)	(1.79)	(1.97)	$11.97
9/30/2021	$12.37	0.13	4.79	4.92	(0.09)	(0.99)	(1.08)	$16.21
9/30/2020	$12.83	0.11	(0.02)	0.09	(0.12)	(0.43)	(0.55)	$12.37
9/30/2019	$15.04	0.13	(0.55)	(0.42)	(0.12)	(1.67)	(1.79)	$12.83
9/30/2018	$15.22	0.12	1.19	1.31	(0.09)	(1.40)	(1.49)	$15.04
Institutional Shares
9/30/2022	$16.24	0.15	(2.43)	(2.28)	(0.19)	(1.79)	(1.98)	$11.98
9/30/2021	$12.40	0.13	4.80	4.93	(0.10)	(0.99)	(1.09)	$16.24
9/30/2020	$12.86	0.12	(0.02)	0.10	(0.13)	(0.43)	(0.56)	$12.40
9/30/2019	$15.08	0.14	(0.56)	(0.42)	(0.13)	(1.67)	(1.80)	$12.86
9/30/2018	$15.26	0.14	1.19	1.33	(0.11)	(1.40)	(1.51)	$15.08
VALUE INCOME FUND
Investor Shares
9/30/2022(17)	$10.00	0.15	(1.86)	(1.71)	(0.14)	—	(0.14)	$8.15
Advisor Shares
9/30/2022(17)	$10.00	0.16	(1.86)	(1.70)	(0.15)	—	(0.15)	$8.15
Institutional Shares
9/30/2022(17)	$10.00	0.16	(1.86)	(1.70)	(0.15)	—	(0.15)	$8.15

116	Artisan Partners Funds

ARTISAN PARTNERS FUNDS

Financial Highlights – continued

	Total Return(2)(18)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Expenses to Average Net Assets Excluding Waivers(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)
SUSTAINABLE EMERGING MARKETS FUND
Investor Shares
9/30/2022	(34.51)%	$12,297	1.26%**	1.58%	1.06%	21.48%
9/30/2021	19.50%	$61,975	1.35%	1.75%	0.36%	23.22%
9/30/2020	9.58%	$46,541	1.35%	1.73%	1.59%	21.57%
9/30/2019	1.91%	$45,717	1.35%	1.93%	1.19%	30.58%
9/30/2018	(2.70)%	$49,562	1.41%*	1.78%	0.89%	35.24%
Advisor Shares
9/30/2022(16)	(14.65)%	$26,872	1.05%	1.97%	0.96%	21.48%
Institutional Shares
9/30/2022	(34.46)%	$23,562	1.07%**	1.45%	1.13%	21.48%
9/30/2021	19.74%	$9,794	1.20%	1.89%	0.51%	23.22%
9/30/2020	9.73%	$6,695	1.20%	2.29%	1.72%	21.57%
9/30/2019	2.04%	$6,315	1.20%	2.47%	1.34%	30.58%
9/30/2018	(2.57)%	$5,842	1.33%*	2.00%	0.87%	35.24%
VALUE FUND
Investor Shares
9/30/2022	(16.50)%	$82,183	1.06%	n/a	0.86%	27.96%
9/30/2021	41.36%	$108,551	1.05%	n/a	0.67%	25.99%
9/30/2020	0.35%	$78,717	1.08%	n/a	0.73%	39.07%
9/30/2019	(1.80)%	$131,134	1.06%	n/a	0.87%	28.36%
9/30/2018	9.32%	$184,869	1.01%	n/a	0.72%	24.53%
Advisor Shares
9/30/2022	(16.35)%	$54,633	0.88%	0.96%	1.02%	27.96%
9/30/2021	41.53%	$99,646	0.88%	0.95%	0.84%	25.99%
9/30/2020	0.54%	$84,035	0.88%	0.92%	0.94%	39.07%
9/30/2019	(1.59)%	$108,557	0.88%	0.93%	1.06%	28.36%
9/30/2018	9.43%	$130,949	0.88%	0.89%	0.83%	24.53%
Institutional Shares
9/30/2022	(16.34)%	$90,279	0.85%	n/a	1.01%	27.96%
9/30/2021	41.61%	$163,069	0.83%	n/a	0.88%	25.99%
9/30/2020	0.64%	$123,440	0.82%	n/a	1.02%	39.07%
9/30/2019	(1.57)%	$168,607	0.84%	n/a	1.09%	28.36%
9/30/2018	9.56%	$184,908	0.80%	n/a	0.94%	24.53%
VALUE INCOME FUND
Investor Shares
9/30/2022(17)	(17.16)%	$733	1.20%	13.46%	2.73%	15.65%
Advisor Shares
9/30/2022(17)	(17.11)%	$1,178	1.10%	9.98%	2.86%	15.65%
Institutional Shares
9/30/2022(17)	(17.10)%	$7,195	1.05%	2.55%	2.86%	15.65%

Artisan Partners Funds	117

ARTISAN PARTNERS FUNDS

Financial Highlights – continued

**	Expense limit from October 1, 2021 to February 28, 2022 was 1.35% for Investor Shares and 1.20% for Institutional Shares. Expense limit was lowered effective March 1, 2022 to 1.15% for Investor Shares and 1.00% for Institutional Shares.
*	Expense limit from October 1, 2017 to February 20, 2018 was 1.50%. Expense limit was lowered effective February 21, 2018 to 1.35% for Investor Shares and 1.20% for Institutional Shares.
(1)	Computed based on average shares outstanding.
(2)	Periods less than twelve months (where applicable) are not annualized.
(3)	Periods less than twelve months (where applicable) are annualized.
(4)	Includes the effect of expenses waived or paid by the Adviser, if applicable.
(5)	Amount is between $0.005 and $(0.005) per share.
(6)	For the period from commencement of operations (April 7, 2022) through September 30, 2022.
(7)	For the period from commencement of operations (December 1, 2021) through September 30, 2022.
(8)	Includes interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below. Refer to 2(l) in Notes to Financial Statements for additional information.

	Ratio of Expenses to Average Net Assets@ (annualized)	Ratio of Expenses to Average Net Assets Excluding Waivers (annualized)
FOCUS FUND
Investor Shares
9/30/2018	1.50%	1.69%
Advisor Shares
9/30/2018&	1.40%	2.74%
GLOBAL UNCONSTRAINED FUND
Investor Shares
9/30/2022#	1.45%	53.92%
Advisor Shares
9/30/2022#	1.35%	9.22%
Institutional Shares
9/30/2022#	1.30%	2.38%

@  Includes the effect of expenses waived or paid by the Adviser, if applicable.

(&)  For the period from commencement of operations (July 31, 2018) through September 30, 2018.

#  For the period from commencement of operations (March 31, 2022) through September 30, 2022.

(9)	For the period from commencement of operations (July 31, 2018) through September 30, 2018.
(10)	For the period from commencement of operations (February 3, 2020) through September 30, 2020.
(11)	For the period from commencement of operations (August 5, 2020) through September 30, 2020.
(12)	For the period from commencement of operations (March 31, 2022) through September 30, 2022.
(13)	For the period from commencement of operations (May 16, 2022) through September 30, 2022.
(14)	For the period from commencement of operations (December 5, 2018) through September 30, 2019.
(15)	For the period from commencement of operations (February 28, 2020) through September 30, 2020.
(16)	For the period from commencement of operations (April 25, 2022) through September 30, 2022.
(17)	For the period from commencement of operations (February 28, 2022) through September 30, 2022.
(18)	The net asset value for financial statement purposes includes the impact of investment transactions and other items reflected on trade date, while the daily dealing net asset value may include the impact of investment transactions and other items on the following day. Total return is based on daily dealing net asset value.

118	Artisan Partners Funds

ARTISAN PARTNERS FUNDS

Notes to Financial Statements – September 30, 2022

(1)	Organization:

Artisan Partners Funds, Inc. (“Artisan Partners Funds”) was incorporated on January 5, 1995 as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of September 30, 2022, Artisan Partners Funds is a series company comprised of twenty-one series and follows specialized accounting and reporting under FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following funds (each a “Fund” and collectively the “Funds”) are included in this report:

Fund	Investor Shares Inception Date	Advisor Shares Inception Date	Institutional Shares Inception Date
Artisan Developing World Fund (“Developing World Fund”)	June 29, 2015	June 29, 2015	June 29, 2015
Artisan Emerging Markets Debt Opportunities Fund (“Emerging Markets Debt Opportunities Fund”)	April 7, 2022	April 7, 2022	April 7, 2022
Artisan Floating Rate Fund (“Floating Rate Fund”)	December 1, 2021	December 1, 2021	December 1, 2021
Artisan Focus Fund (“Focus Fund”)	April 24, 2017	July 31, 2018	February 3, 2020
Artisan Global Discovery Fund (“Global Discovery Fund”)	August 21, 2017	February 3, 2020	February 3, 2020
Artisan Global Equity Fund (“Global Equity Fund”)	March 29, 2010	August 5, 2020	October 15, 2015
Artisan Global Opportunities Fund (“Global Opportunities Fund”)	September 22, 2008	April 1, 2015	July 26, 2011
Artisan Global Unconstrained Fund (“Global Unconstrained Fund”)	March 31, 2022	March 31, 2022	March 31, 2022
Artisan Global Value Fund (“Global Value Fund”)	December 10, 2007	April 1, 2015	July 17, 2012
Artisan High Income Fund (“High Income Fund”)	March 19, 2014	March 19, 2014	October 3, 2016
Artisan International Fund (“International Fund”)	December 28, 1995	April 1, 2015	July 1, 1997
Artisan International Explorer Fund (“International Explorer Fund”)	N/A	May 16, 2022	May 16, 2022
Artisan International Small-Mid Fund (“International Small-Mid Fund”)	December 21, 2001	December 4, 2018	April 12, 2016
Artisan International Value Fund (“International Value Fund”)	September 23, 2002	April 1, 2015	October 1, 2006
Artisan Mid Cap Fund (“Mid Cap Fund”)	June 27, 1997	April 1, 2015	July 1, 2000
Artisan Mid Cap Value Fund (“Mid Cap Value Fund”)	March 28, 2001	April 1, 2015	February 1, 2012
Artisan Select Equity Fund (“Select Equity Fund”)	February 28, 2020	February 28, 2020	February 28, 2020
Artisan Small Cap Fund (“Small Cap Fund”)	March 28, 1995	February 1, 2017	May 7, 2012
Artisan Sustainable Emerging Markets Fund (“Sustainable Emerging Markets Fund”)	June 2, 2008	April 25, 2022	June 26, 2006
Artisan Value Fund (“Value Fund”)	March 27, 2006	April 1, 2015	July 26, 2011
Artisan Value Income (“Value Income Fund”)	February 28, 2022	February 28, 2022	February 28, 2022

During the reporting period, Developing World Fund, Floating Rate Fund, Global Discovery Fund, Global Equity Fund, Global Opportunities Fund, Global Value Fund, High Income Fund, International Fund, International Explorer Fund, International Small-Mid Fund, International Value Fund, Mid Cap Fund, Mid Cap Value Fund, Small Cap Fund, Value Fund, and Value Income Fund operated as open-end, diversified mutual funds. During the reporting period Emerging Markets Debt Opportunities Fund, Focus Fund, Global Unconstrained Fund, Select Equity Fund, and Sustainable Emerging Markets Fund operated as open-end, non-diversified mutual funds. The investment objective of each Fund (except Developing World Fund, Emerging Markets Debt Opportunities Fund, Floating Rate Fund, Focus Fund, Global Unconstrained Fund, High Income Fund and Value Income Fund) is to seek maximum long-term capital growth. Developing World Fund’s investment objective is to seek long-term capital appreciation. Emerging Markets Debt Opportunities Fund’s, Floating Rate Fund’s, Global Unconstrained Fund’s, and High Income Fund’s investment objective is to provide total return through a combination of current income and capital appreciation. Focus Fund’s investment objective is to seek maximum long-term capital appreciation. Value Income Fund’s investment objective is to provide total return through a combination of income and capital appreciation. Each Fund has offered shares of capital stock of the classes designated Investor Shares, Advisor Shares and Institutional Shares, as applicable, since the inception dates listed above, except for International Explorer Fund which only offers Advisor Shares and Institutional Shares. Investor Shares of the Funds are generally available to members of the general public. Advisor Shares of the Funds are generally available for investment only by employee benefit plans, clients of certain financial intermediaries that trade through omnibus accounts and other investors that meet the minimum investment requirements. Institutional Shares are designed for certain employee benefit plans, clients of certain financial intermediaries that trade through omnibus accounts and institutional and other investors who are able to meet the minimum investment requirements.

Each class of shares has equal rights with respect to portfolio assets and voting privileges with respect to the Fund in general. Each class of shares has exclusive voting rights with respect to any matters involving only that class. The classes of a Fund pay pro rata the costs of management of that Fund’s portfolio, including the management fee. Each class of a Fund bears the cost of its own transfer agency and shareholder servicing arrangements, and any other class-specific expenses, which will result in differing expenses by class. Because of the different expenses, the Advisor Shares or Institutional Shares of a Fund typically will have a lower expense ratio and correspondingly higher total return than the Investor Shares of the same Fund.

Artisan Partners Funds	119

NOTES TO FINANCIAL STATEMENTS

The investment adviser for each Fund is Artisan Partners Limited Partnership (the “Adviser” or “Artisan Partners”). The Adviser is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly owned by Artisan Partners Holdings LP (“Artisan Holdings”). Artisan Holdings is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc., a publicly traded Delaware corporation.

Each of Artisan Emerging Markets Debt Opportunities Fund and Artisan Global Unconstrained Fund may make investments in securities, derivatives and other instruments, directly or through one or more wholly-owned subsidiaries. References herein to each such Fund include references to a subsidiary in respect of the Fund’s investment exposure. The allocation of the Fund’s portfolio in a subsidiary will vary over time. Each such Fund will treat a subsidiary’s assets as assets of the Fund for purposes of determining compliance with various provisions of the 1940 Act applicable to the Fund.

(2)	Summary of significant accounting policies:

The following is a summary of significant accounting policies of the Funds in effect during the period covered by the financial statements, which were in accordance with United States generally accepted accounting principles (“US GAAP”).

(a)

Valuation – The net asset value (“NAV”) of the shares of each class of each Fund was determined as of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m., Eastern Time) each day the NYSE was open for regular session trading. For financial reporting purposes, information available subsequent to the close of NYSE trading and up to the date of the financial statements was considered in determining a fair value for investments held in each Fund and the resulting NAV presented. The NAV of each class of shares was determined by dividing the value of each Fund’s securities and other assets attributed to that class, less its liabilities attributed to that class, by the number of outstanding shares of that class of that Fund.

In determining each Fund’s NAV for financial reporting purposes, each equity security and exchange traded fund (“ETF”) traded on a securities exchange, including the Nasdaq Stock Market, or over-the-counter was valued at the closing price on the exchange or market designated by the Funds’ accounting agent or pricing vendor as the principal exchange (each, a “principal exchange”). The closing price provided by the pricing vendor for an exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Absent closing price information for an equity security from the principal exchange, the security was valued using (i) the closing price on another exchange on which the security traded (if such price was made available by a pricing vendor) or (ii) the most recent bid quotation on the principal exchange or, if such bid was not available, from a secondary exchange or in the over-the-counter market. Equity-linked securities, such as participation certificates, participation notes or access notes, are valued by referencing the underlying security if market quotations are not readily available. Repurchase agreements and reverse repurchase agreements are valued at cost plus accrued interest. Exchange traded option contracts were valued at the mid price (average of the bid price and ask price) as provided by the pricing vendor at the close of trading on the contract’s principal exchange. Exchange traded futures contracts were valued at the settlement price as provided by the pricing vendor at the close of trading on the principal exchange. Over-the-counter derivatives (including total return swaps, over-the-counter options on total return swaps, and certain other derivatives) are valued using prices provided by the Funds’ pricing vendors. Prices obtained from independent pricing services may use various observable and unobservable inputs, including, but not limited to, information provided by broker-dealers, pricing formulas, estimates of market values obtained from data relating to investments or securities with similar characteristics and/or discounted cash flow or spread curve models that might be applicable. Shares of open-end investment companies (excluding exchange traded funds) were valued at the latest net asset value reported by the investment company.

Fixed income securities, including loan participation notes, were valued at market value. Market values were generally evaluations based on the judgment of the Funds’ pricing vendors, which may consider, among other factors, the prices at which securities actually trade, broker-dealer quotations, pricing formulas, estimates of market values obtained from yield data relating to investments or securities with similar characteristics and/or discounted cash flow models that might be applicable.

A new rule adopted by the Securities and Exchange Commission (the “SEC”) governing fund valuation practices, Rule 2a-5 under the 1940 Act, has established requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 29(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. Separately, new SEC Rule 31a-4 under the 1940 Act sets forth the recordkeeping requirements associated with fair value determinations. The Funds adopted a valuation policy conforming to the new rules, effective September 1, 2022, and there was no material impact to the Funds. Under the Rule, Artisan Partners has been designated by Artisan Partners Funds’ board of directors as the valuation designee for the Funds. In its capacity as valuation designee, Artisan Partners, among other things, is responsible for establishing fair valuation methodologies and determining, in good faith, the fair value of all of the assets of the Funds for which there are no readily available market quotations. Securities or other assets for which market quotations are not readily available are valued by Artisan Partners, as valuation designee, in accordance with Artisan Partners’ Procedures for Valuation of Portfolio Securities Held by Artisan Partners Funds, Inc. and under the general oversight of Artisan Partners Funds’ board of directors. A market quotation will be considered not readily available, and a Fund may therefore use fair value pricing, if there are not quoted prices (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, and/or any such quotation is not reliable.

120	Artisan Partners Funds

NOTES TO FINANCIAL STATEMENTS

When fair value pricing is employed, the value of a security or asset used by a Fund to calculate its NAV may differ from quoted or published prices for the same security or asset. Estimates of fair value utilized by the Funds as described above could differ from the value realized on the sale of those securities or assets in the future and the differences may be material to the NAV of the applicable Fund.

(b)

Taxes – No provision was made for federal income taxes or excise taxes since each Fund intends to (i) comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and (ii) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities. The Funds utilize earnings and profits distributed to shareholders on redemptions of Fund shares as part of the dividends paid deduction.

The Funds have analyzed the tax positions taken on federal income tax returns for all remaining open tax years (fiscal years 2019 through 2022) and have concluded that, as of September 30, 2022, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and Wisconsin Department of Revenue.

As of and during the year ended September 30, 2022, the Funds did not have any liabilities for unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2022, the Funds did not incur any material interest or penalties.

The Funds are subject to taxes imposed on foreign dividend income and realized and unrealized gains on securities traded in certain foreign countries in which the Funds invest. Withholding taxes on foreign dividends have been accrued based on the Funds’ understanding of the applicable country’s tax rules and rates. Foreign taxes imposed on realized and unrealized gains was based on the Funds’ understanding of the applicable country’s tax rules and rates and, if applicable, was recorded on an accrual basis and is included in “Net realized gain (loss) on investments” and “Net increase (decrease) in unrealized appreciation or depreciation on investments”, as applicable, on the accompanying Statements of Operations. The amount of foreign tax owed, if any, is included in “Payable for foreign taxes” on the accompanying Statements of Assets and Liabilities and is comprised of withholding taxes on foreign dividends and taxes on unrealized gains.

(c)

Portfolio transactions – For financial reporting purposes, security transactions and shareholder transactions were recorded on trade date in accordance with US GAAP. Net realized gains and losses on securities were computed on specific security lot identification.

(d)

Restricted securities – The Funds may invest in securities that are subject to restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the footnotes to each Fund’s Schedule of Investments.

(e)

Foreign currency translation – Values of foreign investments, open foreign currency forward contracts, payables for foreign taxes, payables and receivables for securities transactions, dividend and reclaim receivables, other receivables and payables, and cash denominated in a foreign currency were translated into US dollars using a spot market rate of exchange as of the time of determination of each Fund’s NAV on the day of valuation. Purchases and sales of investments and dividend and interest income were translated into US dollars using the current spot market rate of exchange on the date of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates was included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

The Funds may enter into foreign currency spot contracts and foreign currency forward contracts. Foreign currency spot contracts are typically used to facilitate the purchase and sale of non-US securities and generally settle within three business days. Foreign currency forward contracts are typically used to hedge against foreign currency exchange rate risks, which the Funds may face as a result of direct or indirect exposure to particular currencies (including through US dollar denominated depositary receipts and equity-linked securities). The Funds could be exposed to loss if the counterparties fail to perform under these contracts. Open foreign currency spot contracts and foreign currency forward contracts, if any, were recorded at market value and unrealized gains and losses on foreign currency forward contracts are presented separately on the Statements of Assets and Liabilities and included in other assets less liabilities in the Schedule of Investments. Realized and unrealized gains and losses were reported as foreign currency related transactions and are recorded in the Statements of Operations. For tax purposes, these foreign exchange gains and losses were treated as ordinary income or loss.

Other foreign currency related transaction gains and losses may result from currency gains and losses realized on the difference between the amounts of dividends and foreign taxes accrued on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. The net increase (decrease) in unrealized appreciation or depreciation on foreign currency related transactions arose from changes in the values of assets and liabilities, other than investments in securities, resulting from changes in foreign exchange rates.

(f)

Depositary receipts – Each Fund may invest in depositary receipts. Depositary receipts are typically issued by a financial institution (a “depositary”), evidencing ownership interests in a security issued by an issuer and deposited with the depositary.

Artisan Partners Funds	121

NOTES TO FINANCIAL STATEMENTS

(g)

Equity-linked securities – Each Fund, except Mid Cap Value Fund and Small Cap Fund, may invest in equity-linked securities. Equity-linked securities are designed to provide synthetic exposure to one or more underlying securities. An investment in an equity-linked security typically entitles the holder to a return equal to the market return of the underlying security or securities. There is no off-balance sheet risk associated with the equity-linked securities that the Funds typically purchase and, in those cases, the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction.

(h)

Use of estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(i)

Indemnifications – Artisan Partners Funds indemnifies its officers and directors for certain liabilities that may arise from the performance of their duties to Artisan Partners Funds. In the normal course of business, the Funds also enter into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. A Fund’s maximum exposure under such arrangements is unknown. As of September 30, 2022, no claim has been made for indemnification pursuant to any such agreement of the Funds.

(j)

When-Issued/Delayed Delivery Securities – Each Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. Purchasing securities on a when issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price.

(k)

Unfunded Commitments – Pursuant to the terms of certain term loan agreements, Emerging Markets Debt Opportunities Fund, Floating Rate Fund, Global Unconstrained Fund, and High Income Fund are obligated to fund term loan commitments at the borrower’s discretion. During the year, Floating Rate Fund and High Income Fund had unfunded loan commitments, which were recorded at market value. Unrealized gains and losses are presented separately on the Statements of Operations. As of September 30, 2022, the Funds had no unfunded loan commitments.

Redemption Fees – Emerging Markets Debt Opportunities Fund, Floating Rate Fund, Global Unconstrained Fund and High Income Fund generally impose a 2% redemption fee on the redemption or exchange of shares owned for 90 days or less. Redemption fees were recorded as a reduction in the cost of shares redeemed and had the primary effect of increasing paid-in capital. Each Fund reserves the right to waive or reduce the 2% redemption fee on shares held 90 days or less at its discretion when the Fund believes such waiver is in the best interest of the Fund, including, but not limited to, when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short- term trading. During the year ended September 30, 2022, High Income Fund waived the redemption fee for shares held by certain authorized agents or other Fund intermediaries and otherwise in accordance with the Funds’ prospectus.

(l)

Securities Sold Short – The Funds may sell securities short or maintain a short position in anticipation of the decline in the market value of a particular security (a short sale), including securities that the Funds do not own. To complete a short sale, the Funds must borrow the security to make delivery to the buyer. The Funds are required to pay the lender any dividends or interest on the security, which accrues during the period of the loan.

In order to terminate the short sale, the Fund that borrowed the security is obligated to return the security borrowed by purchasing it at market price at the time of termination. The price of the security at termination may differ from the price at which the security was sold. The Fund will incur a loss, as a result of the short sale, if the price of the security increases between the date of the short sale and when the Fund terminates the short sale. This loss may be unlimited. The Fund will realize a gain if the security declines in price between those dates. The gain is limited to the price at which the Fund sold the security short. The amount of any economic gain will be decreased, and the amount of any economic loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

The Funds may reinvest short sale proceeds. Because the Funds may invest the proceeds of a short sale, the effect of short selling is similar to the effect of leverage. The Funds incur expenses as a result of executing short sales.

During the year ended September 30, 2022, Global Unconstrained Fund engaged in short sales and paid interest on securities sold short, which is included in Interest in the Statement of Operations. For the year ended September 30, 2022, Global Unconstrained Fund incurred fees and expenses on short sales, which is included in other operating expenses in the Statement of Operations. As of September 30, 2022, Global Unconstrained Fund had open short sale positions.

(m)

Securities Lending – In order to generate incremental revenue, the Funds may participate in a securities lending program, in which securities from its portfolio may be loaned to third parties. Securities loans by the Funds are made to broker-dealers or other financial institutions pursuant to agreements requiring that the loans be continuously

122	Artisan Partners Funds

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secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, “marked-to-market” daily. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before a Fund can dispose of it. The borrower pays to a participating Fund an amount equal to any dividends or interest received on securities lent (known as “manufactured payments” or “substitute payments”). Manufactured payments for dividends or interest received by a participating Fund while its securities are loaned out will not be considered qualified dividend income and will have other tax implications. To the extent that a Fund makes a distribution of income received by the Fund pursuant to loans of its portfolio securities, such income will not constitute qualified dividend income to noncorporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. A participating Fund retains all or a portion of the interest received on investment of the cash collateral and/or receives a fee from the borrower. The Funds will typically invest cash collateral in government money market funds. A participating Fund bears the risk of any loss on the investment of the collateral; any such loss may exceed, potentially by a substantial amount, any profit to the Fund from its securities lending activities. A participating Fund may recall loaned securities on demand.

Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), currently serves as the securities lending agent for the Funds. GSAL receives as compensation for its services a portion of the amount earned by each Fund for lending securities.

Income from the securities lending program is recorded when earned or as soon as reliable information became available from the lending agent. Net income for each Fund is reflected in the Statements of Operations under “Income from securities lending.” During the year ended September 30, 2022, International Fund and Sustainable Emerging Markets Fund participated in the securities lending program. As of September 30, 2022, International Fund had securities on loan.

(n)

Other – Dividend income less foreign taxes accrued or withheld, if any, was generally recorded on the ex-dividend date. In some cases, the information was not available to the Funds on the ex-dividend date. In such cases, which may have included private placements and foreign securities, dividends were recorded, revised or canceled as soon after the ex-dividend date as reliable information became available to the Funds. Non-cash dividends related to corporate actions are included in dividend income, if any, were generally recorded at the fair market value of securities received. Interest income was recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Distributions to shareholders were recorded on the ex-dividend date. Expenses attributable to the Funds were generally allocated to each Fund based on net assets. However, other expense allocation methodologies were also used, depending on the nature of the expense item. Income and expenses not specific to a particular class and realized and unrealized gains and losses were allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular Fund or class were allocated directly to that Fund or class, respectively.

The character of income and net realized gains and losses may differ in some instances for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts to more appropriately conform financial accounting to tax characterizations of dividend and capital gain distributions.

(3)	Risks:

Like all mutual funds, the Funds take investment risks and it is possible for you to lose money by investing in a Fund. Investors in each Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. This section describes certain of the principal risks associated with investing in each Fund, but is not a complete list of every risk involved in investing in each Fund and the Fund may be exposed to additional risks not listed below. See the Funds’ prospectus and statement of additional information regarding the risks of investing in shares of the Funds. An investment in a Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The success of a Fund is dependent on such Fund’s investment team’s investment decisions, which are based, in part, on the research process employed by the Fund’s investment team. The portfolio securities selected by the investment team may decline in value or not increase in value when the market indices, including relevant benchmark indices, are rising, in which case the Fund could experience losses regardless of the performance of the market indices. To the extent an investment team considers environmental, social and governance factors in its research process, such Fund may forgo certain investment opportunities and underperform funds that do not consider environmental, social and governance factors.

Markets may perform poorly and the returns from the securities in which a Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions, intervention and/or policies, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions and closures, impact the ability to complete redemptions, impact Artisan Partners Funds and its service providers’ business functions and affect fund performance. For example, the global outbreak of the 2019 novel coronavirus (“COVID-19”), together with resulting

Artisan Partners Funds	123

NOTES TO FINANCIAL STATEMENTS

voluntary and governmental actions, including, without limitation, mandatory business closures, public gathering limitations, restrictions on travel and quarantines, has meaningfully disrupted the global economy and markets. Although the long-term economic fallout of COVID-19 is difficult to predict, it has had and is expected to continue to have, notwithstanding widespread COVID-19 vaccination efforts, ongoing material adverse effects across many, if not all, aspects of regional, national and global economies.

Foreign securities may underperform US securities and may be more volatile than US securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and equity-linked securities) and to securities of issuers with significant exposure to foreign markets include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.

In addition, Russia’s military invasion of Ukraine in February 2022, the resulting responses by the US and other countries, and the potential for wider conflict could increase volatility and uncertainty in global financial markets and adversely affect regional and global economies. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund, even if a Fund does not have direct exposure to Russian issuers or issuers in other countries directly affected by the invasion.

Investment risks typically are greater in emerging and developing markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. The securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

The values of debt securities change in response to various factors, including, for example, market related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. In general, the value of a debt security may fall in response to increases in interest rates. Each Fund that may invest in fixed income securities may invest in debt securities without considering the maturity of the investment. The value of a security with a longer duration will generally be more sensitive to changes in interest rates than a similar security with a shorter duration. As a result, changes in interest rates in the US and outside the US may affect each Fund’s debt investments unfavorably.

An issuer or counterparty may fail to pay its obligations to a Fund when they are due. Financial strength and solvency (or the perceived financial strength or solvency) of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument of an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower quality debt, including loans, tend to be particularly sensitive to these changes.

Debt securities in which a Fund invests may be rated below investment grade or be unrated securities that are determined by the Adviser to be of comparable quality. Debt securities of below investment grade quality are high yield, high risk bonds, commonly known as “junk bonds.” These bonds are predominantly speculative. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These bonds have a higher degree of default risk and may be less liquid than higher-rated bonds.

Investments in loans, including floating or adjustable rate loans, are generally subject to the same risks as investments in other types of debt obligations, including, among others, the credit risk of nonpayment of principal and interest. In addition, in many cases loans are subject to the risks associated with below investment grade securities. Floating Rate Fund and High Income Fund may invest in loans made in connection with highly leveraged transactions, which are subject to greater credit and liquidity risks than other types of loans. Although the loans in which a Fund invests may be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan or could recover nothing of what it is owed on the loan. Uncollateralized (i.e., non-secured) loans are subject to greater risk of loss (i.e., nonpayment) in the event of default than secured loans since they do not afford a Fund recourse to collateral. Investments in loans may be difficult to value and may be illiquid, including due to legal or contractual restrictions on resale. Transactions in many loans settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or meet redemption obligations until a substantial period after the sale of the loans.

The London Interbank Offered Rate (“LIBOR”) is expected to cease to be available, or appropriate for use, by June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments (including, for example, loans that reference LIBOR) and may result in costs incurred in connection with closing out positions and entering into new trades.

124	Artisan Partners Funds

NOTES TO FINANCIAL STATEMENTS

Regulators and market participants are working together to identify or develop a replacement rate. For instance, the US Federal Reserve based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace US dollar LIBOR. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate including but not limited to SOFR, may also adversely affect the Fund’s performance and/or NAV. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined and may vary depending on factors that include but are not limited to existing fallback or termination provisions in individual contracts.

As non-diversified funds, Emerging Markets Debt Opportunities Fund, Focus Fund, Global Unconstrained Fund, Select Equity Fund, and Sustainable Emerging Markets Fund may invest a larger portion of their assets in securities of a smaller number of issuers than a diversified fund, which means a single issuer’s performance may affect Fund performance more than if the Fund were invested in a larger number of issuers.

Operational failures, cyber-attacks or other disruptions that affect the Funds’ service providers, the Funds’ counterparties, other market participants or the issuers of securities held by the Funds may adversely affect the Funds and their shareholders, including by causing losses for the Funds or impairing Fund operations.

A Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by Artisan Partners. For example, changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If a Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction.

In addition to the risks of an adverse change in the value of the underlying reference asset, a Fund’s use of derivatives, including, but not limited to, over-the-counter (“OTC”) derivatives, involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage and may be highly volatile, and a Fund could lose more than the amount it invests, especially in unusual or extreme market conditions. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.

Recent US and non-US legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act have resulted in, and may in the future result in, new regulation of derivative instruments and a Fund’s use of such instruments. New regulations could, among other things, restrict a Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to the Fund) and/or increase the costs of such transactions, and a Fund may as a result be unable to execute its investment strategies in a manner Artisan Partners might otherwise choose. In connection with Rule 18f-4 under the 1940 Act, the Funds have adopted a derivatives risk management program that takes into account how a Fund’s derivatives use affects its investment portfolio strategy, including whether derivatives are used to increase or decrease portfolio risks or facilitate efficient portfolio management.

Emerging Markets Debt Opportunities Fund’s and Global Unconstrained Fund’s investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. Sovereign governments may default on their debt obligations for a number of reasons, including social, political, economic and diplomatic changes in countries issuing sovereign debt.

(4)	Fair value measurements:

Under US GAAP for fair value measurement, accounting standards clarify the definition of fair value for financial reporting, establish a framework for measuring fair value and require additional disclosures about the use of fair value measurements. In accordance with this standard, fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The standard establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The three-tier hierarchy of inputs is summarized in three broad levels:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•

Level 2 – other significant observable inputs (including but not limited to quoted prices for similar securities, interest rates, credit risks and securities trading primarily outside the US where the applicable trading market was closed or factors were applied to prices as a result of significant market movements following the close of local trading)

Artisan Partners Funds	125

NOTES TO FINANCIAL STATEMENTS

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining a fair value of investments and discounts for lack of marketability)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. A description of the valuation techniques for the Funds’ major classes of assets are found in Note 2(a). A description of the fair value leveling techniques are described below:

Equity securities, ETFs, investment companies, exchange traded options contracts and exchange traded futures contracts are generally categorized as Level 1. Bank loans, corporate bonds, equity-linked securities, foreign currency forward contracts, treasury bills, other derivatives, foreign equity securities in which the closing price or bid quotation are adjusted for significant events, or local market holidays or other unscheduled market closures, are generally categorized as Level 2. Securities fair valued in good faith by the valuation committee are generally categorized as Level 2 or 3, depending on the observability of the inputs utilized.

The following table summarizes each Fund’s investments by major security type, based on the inputs used to determine their fair values as of September 30, 2022 (in thousands):

Fund	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Developing World
Common Stocks(1)
Americas	$1,400,869	$-	$-		$1,400,869
Emerging Markets	547,860	633,605	-	(3)	1,181,465
Europe	104,333	321,564	-		425,897
Pacific Basin	195,503	-	-		195,503
Total Investments	$2,248,565	$955,169	$-	(3)	$3,203,734
Emerging Markets Debt Opportunities
Sovereign Government Bonds(1)	$-	$15,102	$-		$15,102
Corporate Bonds(1)	-	2,202	-		2,202
Options Purchased	-	7	-		7
U.S. Treasury Obligations	-	3,149	-		3,149
Total Investments	-	20,460	-		20,460
Foreign Currency Forward Contracts(2)	-	34	1		35
Futures(2)	311	-	-		311
Centrally Cleared Credit Default Swaps(2)	-	1	-		1
Centrally Cleared Interest Rate Swaps(2)	-	(47)	-		(47)
Total	$311	$20,448	$1		$20,760
Floating Rate
Bank Loans(1)	$-	$40,873	$-		$40,873
Corporate Bonds(1)	-	1,882	-		1,882
Warrants	-	-	-	(3)	-
Investment Companies	5,124	-	-		5,124
Total Investments	$5,124	$42,755	$-		$47,879
Focus
Common Stocks(1)	$1,485,899	$-	$-		$1,485,899
Options Purchased	55,341	-	-		55,341
Investment Company	30,961	-	-		30,961
Total Investments	1,572,201	-	-		1,572,201
Foreign Currency Forward Contracts(2)	-	8,980	-		8,980
Total	$1,572,201	$8,980	$-		$1,581,181
Global Discovery
Common Stocks(1)
Americas	$150,699	$-	$-		$150,699
Emerging Markets	5,212	3,607	-		8,819
Europe	13,395	36,073	-		49,468
Pacific Basin	-	13,197	-		13,197
Investment Company	9,356	-	-		9,356
Total Investments	$178,662	$52,877	$-		$231,539

126	Artisan Partners Funds

NOTES TO FINANCIAL STATEMENTS

Fund	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Global Equity
Common Stocks(1)
Americas	$88,818	$-	$-		$88,818
Emerging Markets	-	7,364	-	(3)	7,364
Europe	9,541	56,034	-		65,575
Pacific Basin	-	5,751	-		5,751
Investment Company	2,519	-	-		2,519
Total Investments	$100,878	$69,149	$-	(3)	$170,027
Global Opportunities
Common Stocks(1)
Americas	$1,853,436	$-	$-		$1,853,436
Emerging Markets	33,106	-	-		33,106
Europe	31,404	806,893	-		838,297
Pacific Basin	-	315,019	-		315,019
Investment Company	107,854	-	-		107,854
Total Investments	$2,025,800	$1,121,912	$-		$3,147,712
Global Unconstrained
Sovereign Government Bonds(1)	$-	$9,060	$-		$9,060
Corporate Bonds(1)	-	1,628	-		1,628
Exchange Traded Fund(1)	32	-	-		32
Options Purchased	-	4	-		4
U.S. Treasury Obligations	-	2,799	-		2,799
Repurchase Agreements	-	2,229	-		2,229
Investment Companies	259	-	-		259
Total Investments before securities sold short	291	15,720	-		16,011
Sovereign Government Bonds	-	(1,978)	-		(1,978)
Total Investments after securities sold short	291	13,742	-		14,033
Foreign Currency Forward Contracts(2)	-	65	8		73
Futures(2)	190	-	-		190
Centrally Cleared Credit Default Swaps(2)	-	125	-		125
Centrally Cleared Interest Rate Swaps(2)	-	44	-		44
Total	$481	$13,976	$8		$14,465
Global Value
Common Stocks(1)
Americas	$845,648	$-	$-		$845,648
Emerging Markets	39,361	106,836	-		146,197
Europe	1,285	700,977	-		702,262
Pacific Basin	-	54,220	-		54,220
Investment Company	52,414	-	-		52,414
Total Investments	$938,708	$862,033	$-		$1,800,741
High Income
Corporate Bonds(1)	$-	$4,204,132	$-		$4,204,132
Bank Loans(1)	-	867,879	-		867,879
Common Stock(1)	-	24,386	-		24,386
Warrants	-	-	-	(3)	-
Investment Company	607,917	-	-		607,917
Total Investments	607,917	5,096,397	-		5,704,314
Foreign Currency Forward Contracts(2)	-	48	-		48
Futures(2)	4,289	-	-		4,289
Total	$612,206	$5,096,445	$-		$5,708,651

Artisan Partners Funds	127

NOTES TO FINANCIAL STATEMENTS

Fund	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
International
Common Stocks and Equity-Linked Security(1)
Americas	$1,019,215	$182,170	$-		$1,201,385
Emerging Markets	-	78,214	-	(3)	78,214
Europe	279,926	3,176,148	-		3,456,074
Pacific Basin	-	58,728	-		58,728
Investment Company	224,046	-	-		224,046
Total Investments	$1,523,187	$3,495,260	$-	(3)	$5,018,447
International Explorer
Common Stocks(1)
Americas	$1,692	$1,182	$-		$2,874
Emerging Markets	1,390	3,261	-		4,651
Europe	493	7,504	-		7,997
Pacific Basin	-	2,280	-		2,280
Investment Companies	2,943	-	-		2,943
Total Investments	$6,518	$14,227	$-		$20,745
International Small-Mid
Common Stocks(1)
Americas	$954,841	$-	$-		$954,841
Emerging Markets	214,998	45,847	-		260,845
Europe	-	1,581,181	-		1,581,181
Middle East	276,431	40,628	-		317,059
Pacific Basin	-	528,301	-		528,301
Investment Company	279,761	-	-		279,761
Total Investments	$1,726,031	$2,195,957	$-		$3,921,988
International Value
Common Stocks and Equity-Linked Security(1)
Americas	$3,640,492	$-	$-		$3,640,492
Emerging Markets	306,122	3,651,315	-		3,957,437
Europe	529,471	10,171,873	-		10,701,344
Pacific Basin	-	475,727	-		475,727
Investment Company	1,283,119	-	-		1,283,119
Total Investments	5,759,204	14,298,915	-		20,058,119
OTC Total Return Swap(2)	-	(498)	-		(498)
Total	5,759,204	14,298,417	-		20,057,621
Mid Cap
Common Stocks(1)	$4,018,963	$58,930	$-		$4,077,893
Investment Company	127,061	-	-		127,061
Total Investments	$4,146,024	$58,930	$-		$4,204,954
Mid Cap Value
Common Stocks(1)	$1,275,036	$-	$-		$1,275,036
Investment Company	20,320	-	-		20,320
Total Investments	$1,295,356	$-	$-		$1,295,356
Select Equity
Common Stocks(1)	$24,248	$3,910	$-		$28,158
Investment Company	1,327	-	-		1,327
Total Investments	$25,575	$3,910	$-		$29,485
Small Cap
Common Stocks(1)	$1,807,806	$-	$-		$1,807,806
Total Investments	$1,807,806	$-	$-		$1,807,806

128	Artisan Partners Funds

NOTES TO FINANCIAL STATEMENTS

Fund	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Sustainable Emerging Markets
Common Stocks(1)
Americas	$817	$-	$-		$817
Emerging Markets	11,655	44,637	-	(3)	56,292
Europe	-	467	-		467
Pacific Basin	259	2,637	-	(3)	2,896
Investment Company	1,473	-	-		1,473
Total Investments	$14,204	$47,741	$-	(3)	$61,945
Value
Common Stocks(1)	$194,665	$27,494	$-		$222,159
Investment Company	1,916	-	-		1,916
Total Investments	$196,581	$27,494	$-		$224,075
Value Income
Common Stocks(1)	$7,051	$1,050	$-		$8,101
Corporate Bonds(1)	-	442	-		442
Convertible Bonds(1)	-	245	-		245
Convertible Preferred Stock(1)	142	-	-		142
Investment Companies	252	-	-		252
Total Investments	7,445	1,737	-		9,182
Written Option Contracts	(8)	-	-		(8)
Total	$7,437	$1,737	$-		$9,174

(1)See the Fund’s Schedule of Investments for industry or country classifications.

(2)Foreign currency forward contracts, futures contracts, OTC total return swaps and centrally cleared swap contracts are valued at unrealized appreciation (depreciation). Amounts shown above are shown as net unrealized appreciation (depreciation). See the Fund’s Schedule of Investments for additional detail.

(3)Valued at $0.

Information about Level 3 fair value measurements (dollar values in thousands):

Assets	Fair Value at September 30, 2022		Unobservable Input(s)	Impact to Fair Value from an Increase in Input
Developing World Fund
Common Stock	$-	(1)	Last quote in inactive market less 100% discount	N/A
Emerging Markets Debt Opportunities Fund
Foreign Currency Forward Contract	$1		Forward points	Decrease
Global Equity Fund
Common Stock	$-	(1)	Last quote in inactive market less 100% discount	N/A
Global Unconstrained Fund
Foreign Currency Forward Contract	$8		Forward points	Decrease
International Fund
Common Stock	$-	(1)	Last quote in inactive market less 100% discount	N/A
Sustainable Emerging Markets Fund
Common Stock	$-	(1)	Last quote in inactive market less 100% discount	N/A

(1)Includes one or more securities valued at $0.

Artisan Partners Funds	129

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2022, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is as follows (in thousands):

	Developing World Fund	Emerging Markets Debt Opportunities Fund*	Global Equity Fund	Global Unconstrained Fund**	International Fund	Sustainable Emerging Markets Fund
Balance as of September 30, 2021	$-	$-	$-	$-	$-	$- (1)
Transfers into Level 3	97,770	1	7,177	8	242,177	6,589
Net change in unrealized appreciation (depreciation)	(121,031)	-	(8,762)	-	(303,947)	(8,186)
Purchases	48,497	-	2,861	-	95,640	2,075
Sales	(25,474)	-	(1,083)	-	(28,299)	(413)
Realized Gain/(Loss)	238	-	(193)	-	(5,571)	(65)
Balance as of September 30, 2022	$- (1)	$1	$- (1)	$8	$- (1)	$- (1)
Net change in unrealized appreciation (depreciation) for investments held as of September 30, 2022	$(121,031)	$1	$(8,762)	$8	$(303,947)	$(8,186)

* Fund commenced operations on April 7, 2022.
** Fund commenced operations on March 31, 2022.
(1) Includes one or more securities valued at $0.

(5)	Transfer agent and authorized agent fees and Shareholder communications expenses:

Each Fund paid fees to, and reimbursed certain expenses of, the Funds’ transfer agent during the year. In addition, the Funds have authorized certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (with their designees, collectively “authorized agents”) to accept purchase, exchange and redemption orders on the Funds’ behalf. Some authorized agents charge a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Fund’s behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts and other services. Generally, the fee was either a per account charge based on the number of accounts to which the authorized agent provided such services, or was a percentage of the average value of Fund shares held in such accounts. For Investor Shares and Advisor Shares of the Funds, each Fund paid all or a portion of such fees, which are intended to compensate the authorized agent for its provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Funds’ transfer agent. For Institutional Shares, the Funds do not pay fees to intermediaries in connection with recordkeeping, transaction processing for shareholders’ accounts or any other services that an intermediary may provide to its clients. Artisan Partners, at its own expense, pays certain authorized agents for accounting and shareholder services (to the extent those fees are not paid by a Fund), and for distribution and marketing services performed with respect to the Funds. See the Funds’ prospectus and statement of additional information about authorized agents. The Funds’ expenses incurred for services provided by authorized agents are included in “Transfer agent fees” in the Statements of Operations. The table below shows the fees and expenses to the Funds’ transfer agent and the fees to authorized agents incurred by each class of each Fund during the year ended September 30, 2022 (in thousands):

	Year Ended 9/30/2022
Fund	Fees and Expenses to Transfer Agent	Fees to Authorized Agents		Total
Artisan Developing World Fund - Investor Shares	$55	$1,447		$1,502
Artisan Developing World Fund - Advisor Shares	44	2,411		2,455
Artisan Developing World Fund - Institutional Shares	43	-		43
Artisan Emerging Markets Debt Opportunities Fund - Investor Shares(2)	16	-	(1)	16
Artisan Emerging Markets Debt Opportunities Fund - Advisor Shares(2)	15	-	(1)	15
Artisan Emerging Markets Debt Opportunities Fund - Institutional Shares(2)	15	-		15
Artisan Floating Rate Fund - Investor Shares(3)	24	5		29
Artisan Floating Rate Fund - Advisor Shares(3)	23	13		36
Artisan Floating Rate Fund - Institutional Shares(3)	23	-		23
Artisan Focus Fund - Investor Shares	56	608		664
Artisan Focus Fund - Advisor Shares	31	981		1,012
Artisan Focus Fund - Institutional Shares	29	-		29
Artisan Global Discovery Fund - Investor Shares	34	118		152

130	Artisan Partners Funds

NOTES TO FINANCIAL STATEMENTS

	Year Ended 9/30/2022
Fund	Fees and Expenses to Transfer Agent	Fees to Authorized Agents		Total
Artisan Global Discovery Fund - Advisor Shares	$27	$22		$49
Artisan Global Discovery Fund - Institutional Shares	27	-		27
Artisan Global Equity Fund - Investor Shares	37	227		264
Artisan Global Equity Fund - Advisor Shares	27	7		34
Artisan Global Equity Fund - Institutional Shares	28	-		28
Artisan Global Opportunities Fund - Investor Shares	66	2,807		2,873
Artisan Global Opportunities Fund - Advisor Shares	33	902		935
Artisan Global Opportunities Fund - Institutional Shares	36	-		36
Artisan Global Unconstrained Fund - Investor Shares(4)	15	-	(1)	15
Artisan Global Unconstrained Fund - Advisor Shares(4)	15	1		16
Artisan Global Unconstrained Fund - Institutional Shares(4)	15	-		15
Artisan Global Value Fund - Investor Shares	45	574		619
Artisan Global Value Fund - Advisor Shares	29	258		287
Artisan Global Value Fund - Institutional Shares	32	-		32
Artisan High Income Fund - Investor Shares	39	2,691		2,730
Artisan High Income Fund - Advisor Shares	54	2,643		2,697
Artisan High Income Fund - Institutional Shares	49	-		49
Artisan International Fund - Investor Shares	202	5,206		5,408
Artisan International Fund - Advisor Shares	34	1,058		1,092
Artisan International Fund - Institutional Shares	43	-		43
Artisan International Explorer Fund - Advisor Shares(5)	10	1		11
Artisan International Explorer Fund - Institutional Shares(5)	9	-		9
Artisan International Small-Mid Fund - Investor Shares	50	927		977
Artisan International Small-Mid Fund - Advisor Shares	38	1,341		1,379
Artisan International Small-Mid Fund - Institutional Shares	41	-		41
Artisan International Value Fund - Investor Shares	85	5,986		6,071
Artisan International Value Fund - Advisor Shares	43	4,954		4,997
Artisan International Value Fund - Institutional Shares	59	-		59
Artisan Mid Cap Fund - Investor Shares	117	4,275		4,392
Artisan Mid Cap Fund - Advisor Shares	32	645		677
Artisan Mid Cap Fund - Institutional Shares	51	-		51
Artisan Mid Cap Value Fund - Investor Shares	93	1,364		1,457
Artisan Mid Cap Value Fund - Advisor Shares	33	260		293
Artisan Mid Cap Value Fund - Institutional Shares	31	-		31
Artisan Select Equity Fund - Investor Shares	27	18		45
Artisan Select Equity Fund - Advisor Shares	27	1		28
Artisan Select Equity Fund - Institutional Shares	27	-		27
Artisan Small Cap Fund - Investor Shares	104	1,642		1,746
Artisan Small Cap Fund - Advisor Shares	33	685		718
Artisan Small Cap Fund - Institutional Shares	39	-		39
Artisan Sustainable Emerging Markets Fund - Investor Shares	31	116		147
Artisan Sustainable Emerging Markets Fund - Advisor Shares(6)	11	4		15
Artisan Sustainable Emerging Markets Fund - Institutional Shares	27	-		27
Artisan Value Fund - Investor Shares	42	203		245
Artisan Value Fund - Advisor Shares	29	81		110
Artisan Value Fund - Institutional Shares	29	-		29
Artisan Value Income Fund - Investor Shares(7)	16	1		17

Artisan Partners Funds	131

NOTES TO FINANCIAL STATEMENTS

	Year Ended 9/30/2022
Fund	Fees and Expenses to Transfer Agent	Fees to Authorized Agents		Total
Artisan Value Income Fund - Advisor Shares(7)	$16	$-	(1)	$16
Artisan Value Income Fund - Institutional Shares(7)	16	-		16

(1)Amount rounds to less than $1.

(2)For the period from commencement of operations (April 7, 2022) through September 30, 2022.

(3)For the period from commencement of operations (December 1, 2021) through September 30, 2022.

(4)For the period from commencement of operations (March 31, 2022) through September 30, 2022.

(5)For the period from commencement of operations (May 16, 2022) through September 30, 2022.

(6)For the period from commencement of operations (April 25, 2022) through September 30, 2022.

(7)For the period from commencement of operations (February 28, 2022) through September 30, 2022.

The following funds had Shareholder communication expenses greater than 5% of total expenses reported in the Statements of Operations for the year ended September 30, 2022. As such, the class level detail is provided below (in thousands):

Fund	Shareholder Communications Expense
Emerging Markets Debt Opportunities Fund - Investor Shares(1)	$11
Emerging Markets Debt Opportunities Fund - Advisor Shares(1)	9
Emerging Markets Debt Opportunities Fund - Institutional Shares(1)	7
Global Unconstrained Fund - Investor Shares(2)	11
Global Unconstrained Fund - Advisor Shares(2)	9
Global Unconstrained Fund - Institutional Shares(2)	7
International Explorer Fund - Advisor Shares(3)	8
International Explorer Fund - Institutional Shares(3)	7
Value Income Fund - Investor Shares(4)	11
Value Income Fund - Advisor Shares(4)	9
Value Income Fund - Institutional Shares(4)	7

(1)For the period from commencement of operations (April 7, 2022) through September 30, 2022.

(2)For the period from commencement of operations (March 31, 2022) through September 30, 2022.

(3)For the period from commencement of operations (May 16, 2022) through September 30, 2022

(4)For the period from commencement of operations (February 28, 2022) through September 30, 2022.

(6)	Derivative Transations:

Each Fund may invest in derivatives for any purpose consistent with its investment objective and guidelines, as set forth in its then-current prospectus and statement of additional information including, without limitation, to improve expected risk-adjusted returns, to reduce exposure to certain risks, for hedging purposes and to obtain economic exposure to certain issuers.

In connection with Rule 18f-4 under the 1940 Act, the Funds have adopted a derivative risk management program that takes into account how its derivatives use affects its investment in portfolio strategy, including whether derivatives are used to increase or decrease portfolio risks or facilitate efficient portfolio management. To the extent a Fund is not a limited derivatives user (as defined in Rule 18f-4), Rule 18f-4, among other things, limits a Fund’s derivatives exposure through a value-at-risk test and requires such Funds to adopt and implement a derivatives risk management program that is reasonably designed to manage the Funds’ derivatives risks. Subject to certain conditions, Funds that are limited derivatives users are not subject to the full requirements of Rule 18f-4. In order to qualify as a limited derivatives user, a Fund’s derivatives “exposure” (as defined in Rule 18f-4) cannot exceed 10% of its net assets, excluding certain currency or interest rate derivatives used for hedging purposes in accordance with specific requirements set out in Rule 18f-4. Emerging Markets Debt Opportunities Fund, Floating Rate Fund, Focus Fund, Global Unconstrained Fund and High Income Fund are full derivatives users while the remaining Funds are limited derivatives users.

Foreign Currency Forward Contracts

Foreign currency forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set at the time of the contract. Forward contracts usually are entered into with banks and broker-dealers and are not exchange traded.

Forward currency transactions may involve currencies of the different countries to which a Fund may have exposure and serve as hedges against possible variations in the exchange rate between these currencies. Forward currency transactions may be used for transaction hedging and portfolio hedging involving either specific transactions or portfolio positions (including positions obtained through, among other instruments, participation certificates and depositary receipts that may be denominated in US dollars or foreign currencies). A Fund may not engage in speculative currency exchange transactions. Emerging Markets Debt Opportunities Fund, Focus Fund, Global Unconstrained Fund, High Income Fund and International Value Fund each used foreign currency contracts for hedging currency exposure during the period ended September 30, 2022.

132	Artisan Partners Funds

NOTES TO FINANCIAL STATEMENTS

At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

Futures Transactions

Each Fund may invest in futures contracts for hedging, risk management or portfolio management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. Emerging Markets Debt Opportunities Fund and Global Unconstrained Fund used futures contracts for hedging, risk management or portfolio management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument during the period ended September 30, 2022. High Income Fund used futures contracts to manage duration exposure during the year ended September 30, 2022.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or money at a specified time and price. To the extent it uses futures contracts, a Fund will be required to deposit margin and other assets with its futures clearing brokers, shown as due from broker in the Statements of Assets and Liabilities.

There are risks associated with a Fund’s transactions in futures contracts, including that the success of an investment strategy may depend on the ability of the Fund’s portfolio managers to predict movements in the prices of individual securities, fluctuations in markets and movement in interest rates.

Options Transactions

Each Fund may purchase and write (sell) put options and call options on securities or indexes.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from or sell to the seller of the option the security underlying the option at a specified exercise price at any time during the term of the option. Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments in securities, at value and written options, at value, respectively, in the Statements of Assets and Liabilities. Focus Fund and Value Income Fund held option contracts during the period ended September 30, 2022.

Each Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in a Fund’s use of options. Emerging Markets Debt Opportunities Fund and Global Unconstrained Fund held swaption contracts during the period ended September 30, 2022.

If a written option expires, a Fund realizes a gain equal to the premium received at the time the option was written. If a purchased option expires, the Fund realizes a loss equal to the premium paid. A Fund will realize a gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or if it is more, the Fund will realize a loss. If the premium received from writing a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a gain, or if it is less, the Fund will realize a loss. Realized gain or loss on options purchased and options written are included in net realized gain (loss) on investments and net realized gain (loss) on written options, respectively, in the Statements of Operations. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
There are risks associated with a Fund investing in options contracts including significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. During the period ended September 30, 2022, Focus Fund and Value Income Fund used options transactions to enhance alpha and minimize downside market risk.

Repurchase Agreements

Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers believed by Artisan Partners to present minimal credit risks. Artisan Partners will review and monitor the creditworthiness of such institutions and will consider the capitalization of the institution, Artisan Partners’ prior dealings with the institution, any rating of the institution’s senior long-term debt by independent rating agencies and other relevant factors.

To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund’s ability to sell the

Artisan Partners Funds	133

NOTES TO FINANCIAL STATEMENTS

collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the US Bankruptcy Code, each Fund intends to comply with provisions under the Bankruptcy Code that would allow it immediately to resell such collateral. Global Unconstrained Fund held repurchase agreements during the period ended September 30, 2022.

Swap Transactions

Each Fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. An example of one type of swap involves the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, for example, an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swaps are fair valued daily and changes in value are recorded as unrealized appreciation or depreciation on the Statement of Operations. Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected in the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market factors. These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations. Daily changes to the fair value of centrally cleared swaps are recorded as Variation margin receivable or payable on centrally cleared swap agreements in the Statements of Assets and Liabilities and are settled daily. An initial margin, typically in form of cash or qualifying highly liquid, high-quality short-term investments, is paid to the central clearing party or derivatives clearing organization when the swap contract is executed and is recorded as Due from brokers on the Statement of Assets and Liabilities.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease a Fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if a Fund agrees to exchange payments in US dollars for payments in a non-US currency, the swap agreement would tend to decrease a Fund’s exposure to US interest rates and increase its exposure to that non-US currency and interest rates.

A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to a Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency.

Under certain circumstances, suitable transactions may not be available to a Fund, or a Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Swaps carry counterparty risks that cannot be fully anticipated. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to a Fund.

A credit default swap on a bond is an agreement between a Fund and a counterparty that enables a Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a specific default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a US or non-US corporate issuer on its debt obligations. In return for its obligation, a Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments, and would have no payment obligations to the counterparty. A Fund may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

Each Fund may enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection).

134	Artisan Partners Funds

NOTES TO FINANCIAL STATEMENTS

Each Fund may also engage in total return swaps, in which payments made by a Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). Total return swap agreements may be used to obtain exposure to a security, commodity, or market without owning or taking physical custody of such security or investing directly in such market. Each Fund may also enter into swap agreements on futures contracts including, but not limited to, index futures contracts. Swap agreements on futures contracts are generally subject to the same risks involved in the fund’s use of futures contracts, in addition to the risks involved in the fund’s use of swap agreements. A total return swap, or a swap on a futures contract, may add leverage to a portfolio by providing investment exposure to an underlying asset or market where the Fund does not own or take physical custody of such asset or invest directly in such market.

Many swaps are complex and often valued subjectively. Many over-the-counter derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when a Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s NAV. During the period ended September 30, 2022, Emerging Markets Debt Opportunities Fund and Global Unconstrained Fund used swap transactions to create investment leverage. During the period ended September 30, 2022, International Value Fund used swap transactions to gain exposure in the issuer.

The fair value of derivative instruments as reported in the Statements of Assets and Liabilities as of September 30, 2022 was as follows (in thousands):

Fund	Risk Exposure Category	Derivative Instrument	Statements of Assets and Liabilities Location	Value
Emerging Markets Debt Opportunities	Foreign currency	Foreign currency forward contracts	Unrealized appreciation on foreign currency forward contracts	$176
	Foreign currency	Foreign currency forward contracts	Unrealized depreciation on foreign currency forward contracts	$(141)
	Interest rate	Futures contracts	Payable for variation margin on futures contracts(1)	$(5)
	Credit	Centrally cleared credit default swaps	Payable for variation margin on centrally cleared credit default swap contracts	$(3)
	Interest	Centrally cleared interest rate swaps	Payable for variation margin on centrally cleared interest rate swap contracts	$(9)
	Equity	Purchased options contracts	Investments in securities, unaffiliated, at value	$7
Focus	Foreign currency	Foreign currency forward contracts	Unrealized appreciation on foreign currency forward contracts	$9,533
	Foreign currency	Foreign currency forward contracts	Unrealized depreciation on foreign currency forward contracts	$(553)
	Equity	Purchased options contracts	Investments in securities, unaffiliated, at value	$55,341
Global Unconstrained	Foreign currency	Foreign currency forward contracts	Unrealized appreciation on foreign currency forward contracts	$127
	Foreign currency	Foreign currency forward contracts	Unrealized depreciation on foreign currency forward contracts	$(54)
	Interest rate	Futures contracts	Receivable for variation margin on futures contracts(2)	$78
	Credit	Centrally cleared credit default swaps	Payable for variation margin on centrally cleared credit default swap contracts	$(12)
	Interest	Centrally cleared interest rate swaps	Payable for variation margin on centrally cleared interest rate swap contracts	$(2)
	Equity	Purchased options contracts	Investments in securities, unaffiliated, at value	$4
High Income	Foreign currency	Foreign currency forward contracts	Unrealized appreciation on foreign currency forward contracts	$48
	Interest rate	Futures contracts	Receivable for variation margin on futures contracts(3)	$253
International Value	Credit	OTC total return swap contracts	Swap contracts, at value	$(498)
Value Income	Equity	Written options contracts	Written options, at value	$(8)

(1)Payable is the daily change in the margin requirement. As of September 30, 2022, total net unrealized appreciation was $311.

(2)Receivable is the daily change in the margin requirement. As of September 30, 2022, total net unrealized appreciation was $190.

(3)Receivable is the daily change in the margin requirement. As of September 30, 2022, total net unrealized appreciation was $4,289.

The effect of derivative instruments in the amount of realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on the Statements of Operations for the year ended September 30, 2022 was as follows (in thousands):

Fund	Risk Exposure Category	Derivative Instrument	Statements of Operations Location	Net Realized Gain (Loss)	Statements of Operations Location	Unrealized Appreciation (Depreciation)
Emerging Markets Debt Opportunities(1)	Foreign currency	Foreign currency forward contracts	Net realized gain on foreign currency forward contracts	$365	Net increase in unrealized appreciation or depreciation on foreign currency forward contracts	$35
	Interest rate	Futures contracts	Net realized gain on futures contracts	$167	Net increase in unrealized appreciation or depreciation on futures contracts	$311
	Equity	Purchased options contracts	Net realized gain on investments, from unaffiliated issuers	$-	Net increase in unrealized appreciation or depreciation on investments, from unaffiliated issuers	$3
	Credit	Centrally cleared credit default swaps	Net realized gain on swap contracts	$1	Net increase in unrealized appreciation or depreciation on swap contracts	$1
	Interest rate	Centrally cleared interest rate swaps	Net realized loss on swap contracts	$(40)	Net decrease in unrealized appreciation or depreciation on swap contracts	$(47)

Artisan Partners Funds	135

NOTES TO FINANCIAL STATEMENTS

Fund	Risk Exposure Category	Derivative Instrument	Statements of Operations Location	Net Realized Gain (Loss)	Statements of Operations Location	Unrealized Appreciation (Depreciation)
	Variable	Variable Rate Swaps	Net realized loss on swap contracts	$(4)	Net increase in unrealized appreciation or depreciation on swap contracts	$-
Focus	Foreign currency	Foreign currency forward contracts	Net realized gain on foreign currency forward contracts	$3,082	Net increase in unrealized appreciation or depreciation on foreign currency forward contracts	$8,501
	Equity	Purchased options contracts	Net realized loss on investments, from unaffiliated issuers	$(90,560)	Net decrease in unrealized appreciation or depreciation on investments, from unaffiliated issuers	$(25,631)
	Equity	Written options contracts	Net realized gain on written options	$17,350	Net decrease in unrealized appreciation or depreciation on written options	$(227)
Global Unconstrained(2)	Foreign currency	Foreign currency forward contracts	Net realized gain on foreign currency forward contracts	$430	Net increase in unrealized appreciation or depreciation on foreign currency forward contracts	$73
	Interest rate	Futures contracts	Net realized gain on futures contracts	$81	Net increase in unrealized appreciation or depreciation on futures contracts	$169
	Equity	Futures contracts	Net realized gain on futures contracts	$-	Net increase in unrealized appreciation or depreciation on futures contracts	$21
	Equity	Purchased options contracts	Net realized gain on investments, from unaffiliated issuers	$-	Net increase in unrealized appreciation or depreciation on investments, from unaffiliated issuers	$2
	Credit	Centrally cleared credit default swaps	Net realized loss on swap contracts	$(32)	Net increase in unrealized appreciation or depreciation on swap contracts	$125
	Interest rate	Centrally cleared interest rate swaps	Net realized gain on swap contracts	$17	Net increase in unrealized appreciation or depreciation on swap contracts	$44
High Income	Interest rate	Futures contracts	Net realized gain on futures contracts	$14,566	Net increase in unrealized appreciation or depreciation on futures contracts	$441
	Foreign currency	Foreign currency forward contracts	Net realized gain on foreign currency forward contracts	$1,011	Net increase in unrealized appreciation or depreciation on foreign currency forward contracts	$37
International Value	Foreign currency	Foreign currency forward contracts	Net realized gain on foreign currency forward contracts	$56,644	Net decrease in unrealized appreciation or depreciation on foreign currency forward contracts	$(5,810)
	Interest rate	Centrally cleared interest rate swaps	Net realized gain on swap contracts	$-	Net decrease in unrealized appreciation or depreciation on swap contracts	$(498)
Value Income	Equity	Written options contracts	Net realized gain on written options	$3	Net decrease in unrealized appreciation or depreciation on written options	$(3)

(1)For the period from commencement of operations (April 7, 2022) through September 30, 2022. (2)For the period from commencement of operations (March 31, 2022) through September 30, 2022.

The average monthly amount outstanding for each derivative type for the year ended September 30, 2022 was as follows (dollar value in thousands):

Fund	Derivative Type	Average Monthly Notional Amount
Emerging Markets Debt Opportunities	Centrally cleared credit default swaps	$103
	Centrally cleared interest rate swaps	$1,664
	Foreign currency forward contracts	$13,189
	Futures contracts	$9,156
	Swaptions	$4
	Variable rate swap	$772
Focus	Foreign currency forward contracts	$107,274
	Purchased options contracts	$89,208
Global Unconstrained	Centrally cleared credit default swaps	$3,017
	Centrally cleared interest rate swaps	$1,068
	Foreign currency forward contracts	$6,372
	Futures contracts	$4,474
	Swaptions	$2
High Income	Foreign currency forward contracts	$17,567
	Futures contracts	$83,252
International Value	Foreign currency forward contracts	$182,793
	Total return swaps	$46
Value Income	Written options contracts	$4

136	Artisan Partners Funds

NOTES TO FINANCIAL STATEMENTS

Master Netting Agreements

Each Fund is a party to various master netting agreements. While the terms and conditions of these agreements may vary, all transactions under any such agreement constitute a single contractual relationship. Each party’s obligation to make any payments, deliveries or other transfers in respect of any transaction under such an agreement may be netted against the other party’s obligations under such agreement. A default by a party in performance with respect to one transaction under such an agreement would give the other party the right to terminate all transactions under such agreement and calculate one net amount owed from one party to the other.

The following tables present information about the offsetting of derivative instruments and collateral amounts (in thousands) for foreign currency forward contracts as of September 30, 2022:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Asset Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Received*	Net Amount (Not Less Than $0)
Emerging Markets Debt Opportunities	Citigroup Global Markets	$57	$-	$-	$57
Emerging Markets Debt Opportunities	Standard Chartered Bank	117	(83)	-	34
Emerging Markets Debt Opportunities	JPMorgan Chase Bank, N.A.	2	(2)	-	-
Focus	JPMorgan Chase Bank, N.A.	9,533	(553)	-	8,980
Global Unconstrained	JPMorgan Chase Bank, N.A.	19	(8)	-	11
Global Unconstrained	Standard Chartered Bank	107	(46)	-	61
High Income	Bank Of America, N.A.	48	-	-	48

*Excludes cash segregated on statement of assets and liabilities.

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Liability Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Pledged*	Net Amount (Not Less Than $0)
Emerging Markets Debt Opportunities	Standard Chartered Bank	$83	$(83)	$-	$-
Emerging Markets Debt Opportunities	JPMorgan Chase Bank, N.A.	58	(2)	-	56
Focus	JPMorgan Chase Bank, N.A.	553	(553)	-	-
Global Unconstrained	JPMorgan Chase Bank, N.A.	8	(8)	-	-
Global Unconstrained	Standard Chartered Bank	46	(46)	-	-
International Value	UBS AG	498	-	-	498

*Excludes cash segregated on statement of assets and liabilities.

(7) Related Party Transactions:

(a)

Investment Advisory Agreement – The Adviser, with which the officers and two directors of the Funds are affiliated, provided investment advisory and administrative services to the Funds during the year ended September 30, 2022. In exchange for those services, each Fund paid a monthly management fee to the Adviser as follows:

Developing World Fund

Average Daily Net Assets	Annual Rate
Less than $1 billion	1.050%
$1 billion to $2 billion	1.025
$2 billion to $3.5 billion	1.000
$3.5 billion to $5 billion	0.975
Greater than $5 billion	0.950

Emerging Markets Debt Opportunities

Average Daily Net Assets	Annual Rate
Less than $1 billion	0.750%
$1 billion to $2 billion	0.725
$2 billion to $3.5 billion	0.700
$3.5 billion to $5 billion	0.675
Greater than $5 billion	0.650

Artisan Partners Funds	137

NOTES TO FINANCIAL STATEMENTS

Floating Rate Fund

Average Daily Net Assets	Annual Rate
Less than $1 billion	0.680%
$1 billion to $2 billion	0.660
$2 billion to $3.5 billion	0.640
$3.5 billion to $10 billion	0.620
Greater than $10 billion	0.600

Focus Fund

Average Daily Net Assets	Annual Rate
Less than $1 billion	1.000%
$1 billion to $2 billion	0.975
$2 billion to $3.5 billion	0.950
$3.5 billion to $5 billion	0.925
Greater than $5 billion	0.900

Global Discovery Fund

Average Daily Net Assets	Annual Rate
Less than $1 billion	0.975%
$1 billion to $2 billion	0.950
$2 billion to $3.5 billion	0.925
$3.5 billion to $5 billion	0.900
Greater than $5 billion	0.875

Global Equity Fund:

Average Daily Net Assets	Annual Rate
Less than $1 billion	0.900%
$1 billion to $2 billion	0.875
$2 billion to $3.5 billion	0.850
$3.5 billion to $5 billion	0.825
Greater than $5 billion	0.800

Global Opportunities Fund

Average Daily Net Assets	Annual Rate
Less than $1 billion	0.900%
$1 billion to $4 billion	0.875
$4 billion to $8 billion	0.850
$8 billion to $12 billion	0.825
Greater than $12 billion	0.800

Global Unconstrained Fund

Average Daily Net Assets	Annual Rate
Less than $1 billion	0.950%
$1 billion to $2 billion	0.925
$2 billion to $3.5 billion	0.900
$3.5 billion to $5 billion	0.875
Greater than $5 billion	0.850

Global Value Fund

Average Daily Net Assets	Annual Rate
Less than $1 billion	1.000%
$1 billion to $4 billion	0.975
$4 billion to $8 billion	0.950
$8 billion to $12 billion	0.925
Greater than $12 billion	0.900

High Income Fund

Average Daily Net Assets	Annual Rate
Less than $1 billion	0.725%
$1 billion to $2 billion	0.700
$2 billion to $3.5 billion	0.675
$3.5 billion to $10 billion	0.650
Greater than $10 billion	0.625

138	Artisan Partners Funds

NOTES TO FINANCIAL STATEMENTS

International Fund

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
$1 billion to $12 billion	0.925
Greater than $12 billion	0.900

International Explorer Fund

Average Daily Net Assets	Annual Rate
Less than $500 million	1.050%
Greater than $500 million	1.000

International Small-Mid Fund

Average Daily Net Assets	Annual Rate
Less than $2 billion	1.050%
$2 billion to $3 billion	1.025
$3 billion to $4 billion	1.000
$4 billion to $5 billion	0.975
Greater than $5 billion	0.950

International Value Fund, Mid Cap Fund, Mid Cap Value Fund and Small Cap Fund

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
Greater than $1 billion	0.925

Select Equity Fund

Average Daily Net Assets	Annual Rate
Less than $1 billion	0.750%
$1 billion to $2 billion	0.725
$2 billion to $3.5 billion	0.700
$3.5 billion to $5 billion	0.675
Greater than $5 billion	0.650

Sustainable Emerging Markets Fund (Prior to March 1, 2022)

Average Daily Net Assets	Annual Rate
Less than $1 billion	1.000%
$1 billion to $2 billion	0.975
$2 billion to $3.5 billion	0.950
$3.5 billion to $5 billion	0.925
Greater than $5 billion	0.900

Sustainable Emerging Markets Fund (Effective March 1, 2022)

Average Daily Net Assets	Annual Rate
Less than $1 billion	0.850%
$1 billion to $2 billion	0.825
$2 billion to $3.5 billion	0.800
$3.5 billion to $5 billion	0.775
Greater than $5 billion	0.750

Value Fund

Average Daily Net Assets	Annual Rate
Less than $50 million	0.800%
$50 million to $100 million	0.760
$100 million to $500 million	0.720
$500 million to $7.5 billion	0.680
Greater than $7.5 billion	0.640

Value Income Fund

Average Daily Net Assets	Annual Rate
Less than $1 billion	0.700%
$1 billion to $2 billion	0.675
$2 billion to $3.5 billion	0.650
$3.5 billion to $5 billion	0.625
Greater than $5 billion	0.600

Artisan Partners Funds	139

NOTES TO FINANCIAL STATEMENTS

(b)

Expense Waivers and Reimbursements – The Adviser has contractually agreed to bear certain expenses and waive its management fees, and to the extent that the fee waiver is insufficient to reimburse any ordinary operating expenses, to the extent necessary to cause total annual fund operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, acquired fund fees and expenses, borrowing costs such as dividends on securities sold short, and extraordinary charges such as litigation costs, but including management fees paid to the Adviser) not to exceed the percentages of average daily net assets indicated below. These contractual limits continue through January 31, 2024 at which time Artisan Partners will determine whether to renew, revise or discontinue it. The table below shows the current expense limit as a percent of average daily net assets and amounts waived by the Adviser during the period ended September 30, 2022 (dollar values in thousands).

For the period ended September 30, 2022, Emerging Markets Debt Opportunities Fund, Global Unconstrained Fund, International Explorer Fund, and Value Income Fund incurred operating expenses of approximately $65,000, $98,000, $59,000, and $135,000, respectively, that were reimbursed by the Adviser. The Funds had no material receivables from or payables to the Adviser at September 30, 2022.

Fund	Expense Limit as a % of Average Daily Net Assets	Expenses Waived
Emerging Markets Debt Opportunities Fund - Investor Shares	1.25%	48	(1)
Emerging Markets Debt Opportunities Fund - Advisor Shares	1.15%	46	(1)
Emerging Markets Debt Opportunities Fund - Institutional Shares	1.10%	47	(1)
Floating Rate Fund - Investor Shares	1.20%	61	(2)
Floating Rate Fund - Advisor Shares	1.10%	63	(2)
Floating Rate Fund - Institutional Shares	1.05%	51	(2)
Global Discovery Fund - Investor Shares	1.40%	-
Global Discovery Fund - Advisor Shares	1.30%	23
Global Discovery Fund - Institutional Shares	1.25%	-
Global Equity Fund - Investor Shares	1.35%	-
Global Equity Fund - Advisor Shares	1.25%	31
Global Unconstrained Fund - Investor Shares	1.45%	49	(3)
Global Unconstrained Fund - Advisor Shares	1.35%	48	(3)
Global Unconstrained Fund - Institutional Shares	1.30%	62	(3)
International Explorer Fund - Advisor Shares	1.40%	47	(4)
International Explorer Fund - Institutional Shares	1.35%	69	(4)
Select Equity Fund - Investor Shares	1.25%	56
Select Equity Fund - Advisor Shares	1.15%	43
Select Equity Fund - Institutional Shares	1.10%	70
Sustainable Emerging Markets Fund - Investor Shares*	1.15%	157
Sustainable Emerging Markets Fund - Advisor Shares	1.05%	57	(5)
Sustainable Emerging Markets Fund - Institutional Shares*	1.00%	76
Value Fund - Advisor Shares	0.88%	71
Value Income Fund - Investor Shares	1.20%	54	(6)
Value Income Fund - Advisor Shares	1.10%	50	(6)
Value Income Fund - Institutional Shares	1.05%	72	(6)

*  Prior to March 1, 2022, expense limit, as a percentage of average daily net assets, was 1.35% and 1.20% for Investor Shares and Institutional Shares, respectively.

(1)For the period from commencement of operations (April 7, 2022) through September 30, 2022.

(2)For the period from commencement of operations (December 1, 2021) through September 30, 2022.

(3)For the period from commencement of operations (March 31, 2022) through September 30, 2022.

(4)For the period from commencement of operations (May 16, 2022) through September 30, 2022.

(5)For the period from commencement of operations (April 25, 2022) through September 30, 2022.

(6)For the period from commencement of operations (February 28, 2022) through September 30, 2022.

(c)

Officers and Directors – The officers and directors of the Funds who are affiliated with the Adviser receive no compensation from the Funds. For the year ended September 30, 2022, directors of the Funds who are not affiliated persons of the Adviser (“independent directors”) received compensation for their services based on an annual fee of $290,000 prior to January 1, 2022 and $300,000 thereafter.

140	Artisan Partners Funds

NOTES TO FINANCIAL STATEMENTS

In addition, the independent chair and each committee chair receives an annual supplemental retainer as follows:

Amount
Independent board chair	$100,000
Audit committee chair	$45,000
Governance and nominating committee chair	$30,000
Education committee chair	$30,000

These fees were generally allocated to each of the Funds based on net assets, subject to a minimum allocation of $1,500 to each Fund per quarter. Additionally, each director is entitled to reimbursement of expenses related to his or her duties as a director of the Funds.

Artisan Partners Funds has adopted a deferred compensation plan for directors who are not affiliated persons of the Adviser that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. For purposes of determining the amount owed to the directors under the plan, deferred amounts were invested in shares of the Funds as selected by the individual directors. Each Fund purchased shares of the Funds selected for deferral by the directors in amounts equal to their investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets were included as a component of “Other assets” on the Statements of Assets and Liabilities. Deferral of directors’ fees under the plan did not affect the net assets of the Funds, and did not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the plan.

(d)

Distribution – Shares of the Funds are offered for sale by Artisan Partners Distributors LLC (“Distributors”). Distributors is wholly owned by Artisan Holdings. All distribution expenses relating to the Funds are paid by the Adviser.

(8)	Line of credit arrangement:

Artisan Partners Funds is party to a line of credit agreement with a syndicate of lenders, led by JPMorgan Chase Bank N.A., as lender and administrative agent that expires on June 7, 2023. Under the line of credit, each Fund can borrow an amount that would not exceed the lesser of (a) 33 1/3% of its adjusted net assets (20% for Floating Rate Fund from commencement of operations (December 1, 2021) through June 8, 2022), with adjusted net assets being total assets less total liabilities (excluding indebtedness for borrowed money) after giving effect to the borrowing, and (b) the maximum amount the Fund is permitted to borrow pursuant to applicable law, pursuant to the Fund’s prospectus limitations on indebtedness, pursuant to any vote of the shareholders of the Fund, or pursuant to any limitation on borrowings in any applicable agreement with any governmental authority or regulator or any other applicable agreement or document to which such Fund was a party; provided that the aggregate borrowings by all the Funds may not exceed $400 million ($300 million prior to June 8, 2022). The Funds paid a commitment fee at the annual rate of 0.15% on the unused portion of the line of credit and interest was charged on any borrowings at the highest of (i) the Eurodollar Rate for a one-month interest period commencing two business days after such day (but, in any event, not less than 0.00%) plus 1.00%, (ii) the federal funds effective rate in effect on such day (but, in any event, not less than 0.00%) plus 1.00% or (iii) the overnight bank funding rate in effect on such day (but, in any event, not less than 0.00%) plus 1.00% . The Funds also paid an agent’s fee and arrangement fee to JPMorgan Chase Bank N.A. and the Funds’ and administrative agent legal expenses in connection with the line of credit, each as incurred. The fees are allocated to each Fund based on average net assets. The use of the line of credit was generally restricted to temporary borrowing for extraordinary or emergency purposes. During the year ended September 30, 2022, there were borrowings under the line of credit as follows:

Fund	Average Borrowings	Average Borrowing Rates
Developing World	$13,083,333	2.22%
Global Equity	2,091,667	1.21%
International	9,650,000	1.32%
Small Cap	150,000	1.09%
Value	275,000	1.81%

All fees and interest expense related to the line of credit are included in other operating expenses in the Statements of Operations. There were no borrowings outstanding at September 30, 2022.

Artisan Partners Funds	141

NOTES TO FINANCIAL STATEMENTS

(9)	Investment transactions:

The cost of securities purchased and the proceeds from the sale of securities (excluding securities sold short, derivatives and short-term securities) for the year ended September 30, 2022 were as follows (in thousands):

Fund	Security Purchases	Security Sales
Developing World	$4,990,562	$6,755,039
Emerging Market Debt Opportunities(1)	22,196	5,198
Floating Rate(2)	64,976	18,843
Focus	4,580,615	4,981,489
Global Discovery	189,885	180,438
Global Equity	228,615	292,449
Global Opportunities	1,645,084	2,450,800
Global Unconstrained(3)	11,829	2,549
Global Value	520,886	589,013
High Income	3,354,133	3,837,128
International	3,659,462	5,733,479
International Explorer(4)	22,437	1,241
International Small-Mid	1,102,226	1,497,549
International Value	9,034,064	4,736,724
Mid Cap	1,933,967	2,557,793
Mid Cap Value	269,162	749,621
Select Equity	19,076	5,531
Small Cap	929,997	1,675,427
Sustainable Emerging Markets	38,885	15,445
Value	82,687	175,481
Value Income(5)	12,269	1,361

(1)For the period from commencement of operations (April 7, 2022) through September 30, 2022.

(2)For the period from commencement of operations (December 1, 2021) through September 30, 2022.

(3)For the period from commencement of operations (March 31, 2022) through September 30, 2022.

(4)For the period from commencement of operations (May 16, 2022) through September 30, 2022.

(5)For the period from commencement of operations (February 28, 2022) through September 30, 2022.

(10)	Transactions in securities of affiliates:

The table below shows information about securities of Fund “affiliates” (as defined below) that were held by a Fund, purchased or sold by a Fund, or from which dividends were received by a Fund during the year ended September 30, 2022 (shares and dollar values in thousands). Each Fund identifies a company as an affiliate for the purpose of this report if the Fund owned voting securities that it believed represented 5% or more of that company’s outstanding voting securities (as defined by the 1940 Act) during the year ended September 30, 2022.

Transactions in securities of affiliates:

	As of 09/30/2021			Proceeds from Sales	Net Realized Gain (Loss)	Net Increase (Decrease) in Unrealized Appreciation or Depreciation	As of 09/30/2022
Funds	Shares Balance	Value	Purchases at Cost				Share Balance	Value	Dividend Income@
International Small-Mid Fund
Carenet, Inc.(1)	3,666	$45,772	$327	$(2,181)	$(2,535)	$(13,788)	3,363	$27,595	$172
CKD Corp.(1)	4,443	94,824	704	(6,630)	(3,810)	(36,800)	4,057	48,288	2,574
Daikokutenbussan Co. Ltd.(1)	965	56,662	450	(5,135)	(5,575)	(15,910)	838	30,492	185
Model N, Inc.*	2,194	73,484	552	(5,092)	(3,894)	3,498	2,003	68,548	-
Raccoon Holdings, Inc.†(1)	2,214	31,135	-	(20,772)	(10,691)	1,495	165	1,167	330
Radware Ltd.*†	2,736	92,248	1,941	(25,636)	1,588	(28,065)	1,931	42,076	-
Temairazu, Inc.†(1)	363	20,866	-	(1,813)	(674)	(6,717)	321	11,662	65
Ubicom Holdings, Inc.(1)	928	24,206	212	(1,728)	(1,754)	(8,259)	847	12,677	59
ViewRay, Inc.*	12,082	87,112	418	(4,198)	(3,181)	(40,002)	11,030	40,149	-
Total#		$526,309	$4,604	$(73,185)	$(30,526)	$(144,548)		$227,749	$3,385

142	Artisan Partners Funds

NOTES TO FINANCIAL STATEMENTS

	As of 09/30/2021			Proceeds from Sales	Net Realized Gain (Loss)	Net Increase (Decrease) in Unrealized Appreciation or Depreciation	As of 09/30/2022
Funds	Shares Balance	Value	Purchases at Cost				Share Balance	Value	Dividend Income@
International Value Fund
Arch Capital Group Ltd.*	22,709	$867,017	$75,119	$(60,077)	$4,309	$164,364	23,073	$1,050,732	$-
Berkeley Group Holdings plc‡(1)	2,675	156,702	141,931	-	-	(95,437)	5,543	203,196	1,222
Sensata Technologies Holding plc‡	-	-	493,765	(11,974)	(3,051)	(152,552)	8,750	326,188	1,935
Total		$1,023,719	$710,815	$(72,051)	$1,258	$(83,625)		$1,580,116	$3,157
Small Cap Fund
Vapotherm, Inc.*†	1,323	$29,455	$666	$(8,489)	$(30,484)	$8,852	-	$-	$-
Total#		$29,455	$666	$(8,489)	$(30,484)	$8,852		$-	$-

@ Net of foreign taxes withheld, if any.

†  Issuer was not an affiliate as of September 30, 2022.

‡  Issuer was not an affiliate as of September 30, 2021.

*  Non-income producing security.

#  Total value as of September 30, 2022 is presented only for those issuers that were affiliates as of September 30, 2022.

(1)Valued at a fair value in accordance with procedures established by the board of directors of Artisan Partners Funds. See notes 2(a) and 4 in Notes to Financial Statements for additional information.

(11)	Information for Federal income tax purposes:

For Federal income tax purposes, the cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) on investments as of September 30, 2022 was as follows (in thousands):

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation) on Investments
Developing World	$3,679,711	$516,537	$(992,515)	$(475,978)
Emerging Markets Debt Opportunities	22,359	477	(2,079)	(1,602)
Floating Rate	50,732	45	(2,897)	(2,852)
Focus	1,619,012	90,709	(128,539)	(37,830)
Global Discovery	245,943	21,272	(35,675)	(14,403)
Global Equity	192,768	18,867	(41,607)	(22,740)
Global Opportunities	2,753,173	614,319	(219,779)	394,540
Global Unconstrained	15,443	485	(1,244)	(759)
Global Value	1,844,076	310,168	(353,503)	(43,335)
High Income	6,621,277	23,134	(935,760)	(912,626)
International	5,461,654	733,321	(1,176,528)	(443,207)
International Explorer	23,978	208	(3,441)	(3,233)
International Small-Mid	4,281,979	380,158	(740,149)	(359,991)
International Value	21,443,300	2,285,062	(3,670,741)	(1,385,680)
Mid Cap	3,446,356	1,107,666	(349,068)	758,598
Mid Cap Value	925,348	416,106	(46,098)	370,008
Select Equity	34,527	1,613	(6,654)	(5,041)
Small Cap	1,553,510	547,268	(292,972)	254,296
Sustainable Emerging Markets	77,832	10,447	(26,334)	(15,887)
Value	184,522	54,990	(15,437)	39,553
Value Income	11,083	125	(2,035)	(1,910)

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals and passive foreign investment company transactions).

Artisan Partners Funds	143

NOTES TO FINANCIAL STATEMENTS

The tax characterization of ordinary income dividends and long-term capital gain distributions paid during the year ended September 30, 2022 and the year ended September 30, 2021 were as follows (in thousands):

	Year Ended 9/30/2022		Year Ended 9/30/2021
Fund	Ordinary Income Dividends	Long-Term Capital Gain Distributions	Ordinary Income Dividends	Long-Term Capital Gain Distributions
Developing World	$295,702	$388,716	$152,905	$170,759
Emerging Markets Debt Opportunities(1)	508	-
Floating Rate(2)	1,456	-
Focus	337,147	17,221	53,368	-
Global Discovery	7,395	19,221	3,590	1,274
Global Equity	19,459	28,859	14,871	16,482
Global Opportunities	27,681	553,418	124,967	198,394
Global Unconstrained(3)	160	-
Global Value	28,483	197,964	3,457	-
High Income	478,573	44,189	334,171	-
International	429,877	1,409,800	84,981	251,322
International Explorer(4)	-	-
International Small-Mid	45,109	128,582	32,045	-
International Value	1,229,228	1,001,989	150,230	2,931
Mid Cap	91,524	999,387	169,210	772,633
Mid Cap Value	34,762	229,661	11,961	26,416
Select Equity	545	670	67	-
Small Cap	29,251	366,277	-	193,038
Sustainable Emerging Markets	748	-	992	-
Value	6,388	37,133	1,976	22,360
Value Income(5)	161	-

(1)For the period from commencement of operations (April 7, 2022) through September 30, 2022.

(2)For the period from commencement of operations (December 1, 2021) through September 30, 2022.

(3)For the period from commencement of operations (March 31, 2022) through September 30, 2022.

(4)For the period from commencement of operations (May 16, 2022) through September 30, 2022.

(5)For the period from commencement of operations (February 28, 2022) through September 30, 2022.

Ordinary income dividends and long-term capital gain distributions were determined in accordance with income tax regulations that impose treatment that is different from the treatment that would result from the application of US GAAP for such items as net short-term gains, wash sale loss deferrals, passive foreign investment company transactions, foreign currency transactions, net investment losses and qualified late year ordinary losses.

In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were recorded in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and US GAAP. The reclassifications generally relate to net operating losses, dividends in excess and utilization of earnings and profits distributed to shareholders on redemption of Fund shares. These reclassifications have no impact on the net asset values of the Funds.

Permanent book and tax differences resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in-capital at September 30, 2022 as follows:

Fund	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Fund Shares Issued and outstanding
Developing World	$17,198	$4,448	$(21,646)
Emerging Markets Debt Opportunities	238	(238)	- (a)
Floating Rate	(9)	12	(3)
Focus	2,894	(2,894)	-
Global Discovery	825	(26)	(799)
Global Equity	(182)	94	88

144	Artisan Partners Funds

NOTES TO FINANCIAL STATEMENTS

Fund	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Fund Shares Issued and outstanding
Global Opportunities	$4,565	$502	$(5,067)
Global Unconstrained	360	(360)	- (a)
Global Value	(3,147)	(6,920)	10,067
High Income	440	(8,169)	7,729
International	(9,806)	(57,306)	67,112
International Explorer	8	(8)	-
International Small-Mid	6,350	(6,350)	-
International Value	35,643	(84,300)	48,657
Mid Cap	16,655	62,561	(79,216)
Mid Cap Value	(5,931)	(29,620)	35,551
Select Equity	(4)	(4)	8
Small Cap	9,329	(2,864)	(6,465)
Sustainable Emerging Markets	(141)	141	-
Value	(483)	(8,189)	8,672
Value Income	(5)	4	1

(a) Amount rounds to less than $1

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve-month period ending October 31 and net investment income earned during a twelve-month period ending December 31. In connection with these requirements, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of the Funds’ fiscal year, September 30, 2022. Qualified late year ordinary losses are specified losses generally incurred between January 1 and the end of the Funds’ fiscal year, September 30, 2022.

Additional tax information as of and for the year ended September 30, 2022 follows (in thousands):

Additional tax information

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gain	Qualified Late Year Capital Losses	Qualified Late Year Ordinary Losses	Other Deferred Gains (Losses)*	Tax Components of Net Assets Appreciation/ (Depreciation)	Total Distributable Earnings
Developing World	$-	$-	$(413,684)	$(24,934)	$(334)	$(476,047)	$(914,999)
Emerging Markets Debt Opportunities(1)	455	287	-	-	(1)	(1,608)	(867)
Floating Rate(2)	-	-	-	-	(590)	(2,855)	(3,445)
Focus	8,043	-	-	-	(101,399)	(61,049)	(154,405)
Global Discovery	-	-	(13,872)	(1,261)	(15)	(14,411)	(29,559)
Global Equity	1,176	-	(9,054)	-	(23)	(22,783)	(30,684)
Global Opportunities	-	-	(22,825)	(516)	(311)	394,384	370,732
Global Unconstrained(3)	749	163	-	-	(2)	(761)	149
Global Value	8,278	70,073	-	-	(231)	(43,596)	34,524
High Income	-	37,826	-	-	(7,167)	(917,693)	(887,034)
International	78,878	69,382	-	-	(1,013)	(446,035)	(298,788)
International Explorer(4)	28	-	-	-	(162)	(3,233)	(3,367)
International Small-Mid	-	-	(167,001)	(1,505)	(206)	(360,727)	(529,439)
International Value	48,410	378,198	-	-	(1,379)	(1,392,622)	(967,393)
Mid Cap	-	-	(11,503)	(31,428)	(567)	758,596	715,098
Mid Cap Value	5,839	232,293	-	-	(263)	370,010	607,879
Select Equity	324	441	-	-	(7)	(5,043)	(4,285)
Small Cap	-	-	(300,919)	(14,621)	(194)	254,295	(61,439)
Sustainable Emerging Markets	667	-	-	-	(133,101)	(16,215)	(148,649)
Value	538	35,825	-	-	(44)	39,545	75,864
Value Income(5)	3	-	-	-	(76)	(1,909)	(1,982)
*	Other deferred gains and losses relate to (a) distribution payable at year end (b) other items including straddle loss deferral, deferred compensation and capital loss carryforward.

Artisan Partners Funds	145

NOTES TO FINANCIAL STATEMENTS

(1)	For the period from commencement of operations (April 7, 2022) through September 30, 2022.
(2)	For the period from commencement of operations (December 1, 2021) through September 30, 2022.
(3)	For the period from commencement of operations (March 31, 2022) through September 30, 2022.
(4)	For the period from commencement of operations (May 16, 2022) through September 30, 2022.
(5)	For the period from commencement of operations (February 28, 2022) through September 30, 2022.

As of September 30, 2022, the Funds had capital loss carryovers shown in the table below (in thousands). To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

Fund	Unexpiring – ST	Unexpiring – LT		Utilized in CY
Floating Rate	$588	$-		$-
Focus	101,319	-		-
International Explorer	162	-		-
Sustainable Emerging Markets	6,328	126,757	(1)	135
Value Income	75	-		-

(1)Due to an equity shift in the ordinary course of business, the utilization of certain capital loss carryovers is subject to annual limitations of $1,323, pursuant to IRC Section 382-383.

(12)	Fund share activities:

Capital share transactions for the Funds were as follows (dollar values in thousands):

	DEVELOPING WORLD
	Year Ended 9/30/2022		Year Ended 9/30/2021
	Shares	Amount	Shares	Amount
Proceeds from shares issued
Investor Shares	7,470,810	$141,791	24,456,112	$652,612
Advisor Shares	71,081,577	1,307,328	78,124,393	2,091,300
Institutional Shares	29,932,152	533,624	35,190,326	944,978
Net asset value of shares issued in reinvestment of dividends and distributions
Investor Shares	2,902,230	68,136	1,144,414	28,164
Advisor Shares	14,263,543	338,006	6,563,174	162,701
Institutional Shares	7,092,177	169,058	3,125,063	77,783
Cost of shares redeemed
Investor Shares	(16,787,479)	(297,852)	(18,370,697)	(478,325)
Advisor Shares	(133,496,326)	(2,343,680)	(56,204,034)	(1,491,291)
Institutional Shares	(55,734,088)	(987,399)	(22,206,741)	(591,050)
Net increase (decrease) from fund share transactions
Investor Shares	(6,414,439)	(87,925)	7,229,829	202,451
Advisor Shares	(48,151,206)	(698,346)	28,483,533	762,710
Institutional Shares	(18,709,759)	(284,717)	16,108,648	431,711

	EMERGING MARKETS DEBT OPPORTUNITIES
	Period Ended 9/30/2022(1)
	Shares	Amount
Proceeds from shares issued
Investor Shares	8,969	$88
Advisor Shares	44,242	438
Institutional Shares	2,106,225	21,058
Net asset value of shares issued in reinvestment of dividends and distributions
Investor Shares	165	2
Advisor Shares	929	9
Institutional Shares	51,335	497
Cost of shares redeemed
Institutional Shares	(2,727)	(26)
Net increase from fund share transactions
Investor Shares	9,134	90
Advisor Shares	45,171	447
Institutional Shares	2,154,833	21,529

146	Artisan Partners Funds

NOTES TO FINANCIAL STATEMENTS

	FLOATING RATE
	Period Ended 9/30/2022(2)
	Shares	Amount
Proceeds from shares issued
Investor Shares	280,147	$2,719
Advisor Shares	2,737,014	26,946
Institutional Shares	3,318,819	33,023
Net asset value of shares issued in reinvestment of dividends and distributions
Investor Shares	4,253	41
Advisor Shares	53,482	511
Institutional Shares	94,596	902
Cost of shares redeemed
Investor Shares	(20,931)	(203)
Advisor Shares	(994,399)	(9,499)
Institutional Shares	(394,361)	(3,759)
Net increase from fund share transactions
Investor Shares	263,469	2,557
Advisor Shares	1,796,097	17,958
Institutional Shares	3,019,054	30,166

	FOCUS
	Year Ended 9/30/2022		Year Ended 9/30/2021
	Shares	Amount	Shares	Amount
Proceeds from shares issued
Investor Shares	4,690,488	$84,203	6,066,488	$124,647
Advisor Shares	15,192,061	287,151	23,956,675	501,871
Institutional Shares	10,512,079	182,072	9,893,353	218,902
Net asset value of shares issued in reinvestment of dividends and distributions
Investor Shares	2,442,848	51,056	469,765	9,245
Advisor Shares	8,143,796	170,694	1,300,655	25,636
Institutional Shares	1,731,756	36,384	176,767	3,488
Cost of shares redeemed
Investor Shares	(6,784,230)	(127,828)	(5,571,574)	(117,026)
Advisor Shares	(24,269,096)	(446,780)	(10,783,293)	(237,296)
Institutional Shares	(9,012,101)	(163,400)	(958,295)	(20,559)
Net increase from fund share transactions
Investor Shares	349,106	7,431	964,679	16,866
Advisor Shares	(933,239)	11,065	14,474,037	290,211
Institutional Shares	3,231,734	55,056	9,111,825	201,831

	GLOBAL DISCOVERY
	Year Ended 9/30/2022		Year Ended 9/30/2021
	Shares	Amount	Shares	Amount
Proceeds from shares issued
Investor Shares	441,723	$8,708	835,410	$17,733
Advisor Shares	751,523	15,486	260,651	5,428
Institutional Shares	2,214,973	45,023	7,220,727	149,718
Net asset value of shares issued in reinvestment of dividends and distributions
Investor Shares	213,639	4,734	58,724	1,141
Advisor Shares	71,423	1,585	21,563	419
Institutional Shares	907,373	20,198	169,415	3,295
Cost of shares redeemed
Investor Shares	(800,050)	(14,980)	(3,926,010)	(77,149)
Advisor Shares	(739,039)	(12,743)	(488,202)	(10,055)
Institutional Shares	(2,035,430)	(34,947)	(275,487)	(5,959)
Net increase from fund share transactions
Investor Shares	(144,688)	(1,538)	(3,031,876)	(58,275)
Advisor Shares	83,907	4,328	(205,988)	(4,208)
Institutional Shares	1,086,916	30,274	7,114,655	147,054

Artisan Partners Funds	147

NOTES TO FINANCIAL STATEMENTS

	GLOBAL EQUITY
	Year Ended 9/30/2022		Year Ended 9/30/2021
	Shares	Amount	Shares	Amount
Proceeds from shares issued
Investor Shares	363,512	$6,926	904,092	$21,779
Advisor Shares	284,081	4,849	83,022	1,987
Institutional Shares	1,987,292	33,399	2,694,888	63,930
Net asset value of shares issued in reinvestment of dividends and distributions
Investor Shares	1,087,193	22,418	732,806	16,107
Advisor Shares	104,739	2,161	71,608	1,575
Institutional Shares	1,026,998	21,464	564,180	12,514
Cost of shares redeemed
Investor Shares	(2,958,596)	(54,061)	(1,297,221)	(31,024)
Advisor Shares	(688,532)	(11,692)	(139,489)	(3,403)
Institutional Shares	(2,467,539)	(45,052)	(1,159,022)	(27,394)
Net increase (decrease) from fund share transactions
Investor Shares	(1,507,891)	(24,717)	339,677	6,862
Advisor Shares	(299,712)	(4,682)	15,141	159
Institutional Shares	546,751	9,811	2,100,046	49,050

	GLOBAL OPPORTUNITIES
	Year Ended 9/30/2022		Year Ended 9/30/2021
	Shares	Amount	Shares	Amount
Proceeds from shares issued
Investor Shares	4,275,468	$137,036	7,534,061	$276,699
Advisor Shares	6,618,480	211,795	10,297,748	382,378
Institutional Shares	10,812,675	360,106	13,722,463	522,472
Net asset value of shares issued in reinvestment of dividends and distributions
Investor Shares	3,998,126	148,890	2,661,867	91,169
Advisor Shares	3,000,905	112,774	1,779,172	61,346
Institutional Shares	7,348,834	279,991	4,344,622	151,540
Cost of shares redeemed
Investor Shares	(14,827,587)	(451,998)	(10,400,955)	(382,405)
Advisor Shares	(15,991,074)	(491,833)	(7,521,324)	(279,779)
Institutional Shares	(21,811,032)	(713,959)	(13,122,821)	(489,845)
Net increase (decrease) from fund share transactions
Investor Shares	(6,553,993)	(166,072)	(205,027)	(14,537)
Advisor Shares	(6,371,689)	(167,264)	4,555,596	163,945
Institutional Shares	(3,649,523)	(73,862)	4,944,264	184,167

	GLOBAL UNCONSTRAINED
	Period Ended 9/30/2022(3)
	Shares	Amount
Proceeds from shares issued
Investor Shares	45,885	$463
Advisor Shares	196,899	1,967
Institutional Shares	1,230,442	12,315
Net asset value of shares issued in reinvestment of dividends and distributions
Investor Shares	294	3
Advisor Shares	2,040	20
Institutional Shares	13,686	137
Cost of shares redeemed
Investor Shares	(19)	—
Institutional Shares	(1,917)	(19)
Net increase from fund share transactions
Investor Shares	46,160	466
Advisor Shares	198,939	1,987
Institutional Shares	1,242,211	12,433

148	Artisan Partners Funds

NOTES TO FINANCIAL STATEMENTS

	GLOBAL VALUE
	Year Ended 9/30/2022		Year Ended 9/30/2021
	Shares	Amount	Shares	Amount
Proceeds from shares issued
Investor Shares	1,486,945	$29,522	1,479,158	$31,253
Advisor Shares	3,990,120	77,572	2,543,546	53,069
Institutional Shares	21,133,681	396,244	23,752,376	495,788
Net asset value of shares issued in reinvestment of dividends and distributions
Investor Shares	1,169,733	23,816	7,554	141
Advisor Shares	1,363,221	27,701	12,545	233
Institutional Shares	7,107,819	144,786	157,821	2,943
Cost of shares redeemed
Investor Shares	(3,171,851)	(61,381)	(3,400,424)	(66,559)
Advisor Shares	(3,983,122)	(74,999)	(3,869,572)	(74,325)
Institutional Shares	(27,007,128)	(511,902)	(20,531,693)	(421,990)
Net increase from fund share transactions
Investor Shares	(515,173)	(8,043)	(1,913,712)	(35,165)
Advisor Shares	1,370,219	30,274	(1,313,481)	(21,023)
Institutional Shares	1,234,372	29,128	3,378,504	76,741

	HIGH INCOME
	Year Ended 9/30/2022		Year Ended 9/30/2021
	Shares	Amount	Shares	Amount
Proceeds from shares issued
Investor Shares	21,972,142	$210,935	55,384,551	$557,458
Advisor Shares	112,796,323	1,065,335	127,925,837	1,292,736
Institutional Shares	127,041,635	1,186,468	120,431,802	1,227,065
Net asset value of shares issued in reinvestment of dividends and distributions
Investor Shares	9,043,579	86,993	7,267,322	73,712
Advisor Shares	22,457,803	214,298	14,085,012	142,815
Institutional Shares	13,101,185	124,855	6,575,203	66,709
Cost of shares redeemed(4)
Investor Shares	(81,347,747)	(772,200)	(43,489,922)	(440,258)
Advisor Shares	(148,814,020)	(1,401,726)	(63,765,017)	(647,748)
Institutional Shares	(77,269,224)	(724,085)	(41,517,109)	(421,144)
Net increase (decrease) from fund share transactions
Investor Shares	(50,332,026)	(474,272)	19,161,951	190,912
Advisor Shares	(13,559,894)	(122,093)	78,245,832	787,803
Institutional Shares	62,873,596	587,238	85,489,896	872,630
Redemption Fees
Investor Shares		116		141
Advisor Shares		275		100
Institutional Shares		80		57

	INTERNATIONAL
	Year Ended 9/30/2022		Year Ended 9/30/2021
	Shares	Amount	Shares	Amount
Proceeds from shares issued
Investor Shares	4,878,673	$134,566	5,462,779	$194,169
Advisor Shares	9,078,191	245,647	7,454,600	265,316
Institutional Shares	25,657,363	704,771	17,719,715	642,154
Net asset value of shares issued in reinvestment of dividends and distributions
Investor Shares	18,624,907	557,071	3,066,146	101,796
Advisor Shares	9,803,061	291,935	1,673,800	55,369
Institutional Shares	25,644,328	771,381	4,262,711	142,161
Cost of shares redeemed
Investor Shares	(30,595,419)	(830,194)	(21,775,860)	(777,322)
Advisor Shares	(26,103,285)	(712,537)	(17,032,578)	(613,734)
Institutional Shares	(61,890,825)	(1,648,129)	(31,289,891)	(1,117,578)
Net increase (decrease) from fund share transactions
Investor Shares	(7,091,839)	(138,557)	(13,246,935)	(481,357)
Advisor Shares	(7,222,033)	(174,955)	(7,904,178)	(293,049)
Institutional Shares	(10,589,134)	(171,977)	(9,307,465)	(333,263)

Artisan Partners Funds	149

NOTES TO FINANCIAL STATEMENTS

	INTERNATIONAL EXPLORER
	Period Ended 9/30/2022(5)
	Shares	Amount
Proceeds from shares issued
Advisor Shares	674,918	$6,881
Institutional Shares	1,730,893	17,443
Cost of shares redeemed
Advisor Shares	(6,118)	(59)
Institutional Shares	(36,399)	(362)
Net increase from fund share transactions
Advisor Shares	668,800	6,822
Institutional Shares	1,694,494	17,081

	INTERNATIONAL SMALL-MID
	Year Ended 9/30/2022		Year Ended 9/30/2021
	Shares	Amount	Shares	Amount
Proceeds from shares issued
Investor Shares	4,161,258	$72,617	7,655,492	$155,986
Advisor Shares	27,893,529	477,225	35,223,112	704,592
Institutional Shares	49,845,304	876,465	108,981,913	2,173,232
Net asset value of shares issued in reinvestment of dividends and distributions
Investor Shares	688,580	14,109	131,370	2,441
Advisor Shares	2,266,734	46,559	462,919	8,606
Institutional Shares	4,721,866	98,120	913,605	17,158
Cost of shares redeemed
Investor Shares	(8,256,751)	(141,622)	(5,792,240)	(117,810)
Advisor Shares	(34,331,388)	(574,051)	(18,750,530)	(387,229)
Institutional Shares	(58,593,168)	(996,877)	(33,013,409)	(691,675)
Net increase (decrease) from fund share transactions
Investor Shares	(3,406,913)	(54,896)	1,994,622	40,617
Advisor Shares	(4,171,125)	(50,267)	16,935,501	325,969
Institutional Shares	(4,025,998)	(22,292)	76,882,109	1,498,715

	INTERNATIONAL VALUE
	Year Ended 9/30/2022		Year Ended 9/30/2021
	Shares	Amount	Shares	Amount
Proceeds from shares issued
Investor Shares	8,291,428	$328,863	10,029,416	$425,123
Advisor Shares	60,092,836	2,405,960	60,101,745	2,587,653
Institutional Shares	146,452,838	6,097,063	101,375,505	4,247,502
Net asset value of shares issued in reinvestment of dividends and distributions
Investor Shares	5,974,617	251,146	531,957	19,709
Advisor Shares	11,140,147	465,887	930,063	34,394
Institutional Shares	30,721,316	1,289,424	2,304,030	85,572
Cost of shares redeemed
Investor Shares	(13,135,629)	(518,863)	(9,439,061)	(393,232)
Advisor Shares	(64,767,550)	(2,725,845)	(35,243,375)	(1,383,978)
Institutional Shares	(70,332,385)	(2,796,686)	(46,260,265)	(1,937,698)
Net increase from fund share transactions
Investor Shares	1,130,416	61,146	1,122,312	51,600
Advisor Shares	6,465,433	146,002	25,788,433	1,238,069
Institutional Shares	106,841,769	4,589,801	57,419,270	2,395,376

150	Artisan Partners Funds

NOTES TO FINANCIAL STATEMENTS

	MID CAP
	Year Ended 9/30/2022		Year Ended 9/30/2021
	Shares	Amount	Shares	Amount
Proceeds from shares issued
Investor Shares	7,385,851	$288,438	9,025,373	$438,653
Advisor Shares	7,488,704	286,518	6,642,387	333,096
Institutional Shares	14,203,132	642,122	13,788,210	786,484
Net asset value of shares issued in reinvestment of dividends and distributions
Investor Shares	7,472,214	341,032	6,218,417	272,802
Advisor Shares	3,050,814	141,832	2,257,342	100,452
Institutional Shares	8,489,882	461,850	8,473,419	430,789
Cost of shares redeemed
Investor Shares	(12,920,194)	(504,849)	(12,533,182)	(619,596)
Advisor Shares	(7,888,493)	(299,371)	(5,633,184)	(284,582)
Institutional Shares	(20,078,294)	(878,409)	(31,623,027)	(1,828,558)
Net increase (decrease) from fund share transactions
Investor Shares	1,937,871	124,621	2,710,608	91,859
Advisor Shares	2,651,025	128,979	3,266,545	148,966
Institutional Shares	2,614,720	225,563	(9,361,398)	(611,285)

	MID CAP VALUE
	Year Ended 9/30/2022		Year Ended 9/30/2021
	Shares	Amount	Shares	Amount
Proceeds from shares issued
Investor Shares	3,346,819	$71,410	3,967,470	$86,121
Advisor Shares	2,617,668	52,809	2,469,192	52,725
Institutional Shares	2,436,382	50,058	2,813,174	59,986
Net asset value of shares issued in reinvestment of dividends and distributions
Investor Shares	3,275,188	69,860	488,090	9,191
Advisor Shares	3,337,333	70,918	627,069	11,764
Institutional Shares	4,507,359	95,826	746,328	14,009
Cost of shares redeemed
Investor Shares	(13,701,582)	(267,761)	(7,757,410)	(161,521)
Advisor Shares	(6,559,601)	(136,708)	(11,106,520)	(234,773)
Institutional Shares	(10,527,284)	(223,157)	(7,759,522)	(162,434)
Net increase (decrease) from fund share transactions
Investor Shares	(7,079,575)	(126,491)	(3,301,850)	(66,209)
Advisor Shares	(604,600)	(12,981)	(8,010,259)	(170,284)
Institutional Shares	(3,583,543)	(77,273)	(4,200,020)	(88,439)

	SELECT EQUITY
	Year Ended 9/30/2022		Year Ended 9/30/2021
	Shares	Amount	Shares	Amount
Proceeds from shares issued
Investor Shares	35,252	$452	164,281	$2,119
Advisor Shares	20,516	206	62,236	862
Institutional Shares	1,091,230	13,142	370,623	4,840
Net asset value of shares issued in reinvestment of dividends and distributions
Investor Shares	10,699	142	-	-
Advisor Shares	6,464	86	-	-
Institutional Shares	74,662	987	5,760	67
Cost of shares redeemed
Investor Shares	(24,326)	(298)	(44,311)	(578)
Advisor Shares	(917)	(11)	(6,471)	(83)
Institutional Shares	(33,527)	(408)	(1,685)	(21)
Net increase from fund share transactions
Investor Shares	21,625	296	119,970	1,541
Advisor Shares	26,063	281	55,765	779
Institutional Shares	1,132,365	13,721	374,698	4,886

Artisan Partners Funds	151

NOTES TO FINANCIAL STATEMENTS

	SMALL CAP
	Year Ended 9/30/2022		Year Ended 9/30/2021
	Shares	Amount	Shares	Amount
Proceeds from shares issued
Investor Shares	3,256,368	$118,733	6,975,309	$353,733
Advisor Shares	10,094,246	357,099	12,032,064	616,553
Institutional Shares	11,286,868	402,996	11,886,909	607,621
Net asset value of shares issued in reinvestment of dividends and distributions
Investor Shares	2,406,177	104,067	1,229,720	57,034
Advisor Shares	2,969,408	129,469	1,341,078	62,575
Institutional Shares	2,704,864	120,637	1,135,482	54,015
Cost of shares redeemed
Investor Shares	(6,753,630)	(245,803)	(7,514,944)	(375,163)
Advisor Shares	(26,304,832)	(847,310)	(10,460,652)	(528,644)
Institutional Shares	(14,875,744)	(520,695)	(6,692,828)	(342,082)
Net increase (decrease) from fund share transactions
Investor Shares	(1,091,085)	(23,003)	690,085	35,604
Advisor Shares	(13,241,178)	(360,742)	2,912,490	150,484
Institutional Shares	(884,012)	2,938	6,329,563	319,554

	SUSTAINABLE EMERGING MARKETS
	Year Ended 9/30/2022		Year Ended 9/30/2021
	Shares	Amount	Shares	Amount
Proceeds from shares issued
Investor Shares	662,977	$11,430	657,786	$13,258
Advisor Shares(6)	2,174,780	30,102	-	-
Institutional Shares	1,405,810	24,249	267,808	5,414
Net asset value of shares issued in reinvestment of dividends and distributions
Investor Shares	33,599	659	48,964	898
Institutional Shares	4,462	89	4,929	92
Cost of shares redeemed
Investor Shares	(2,930,208)	(41,929)	(326,496)	(6,341)
Advisor Shares(6)	(20,477)	(280)	-	-
Institutional Shares	(56,922)	(940)	(176,300)	(3,685)
Net increase from fund share transactions
Investor Shares	(2,233,632)	(29,840)	380,254	7,815
Advisor Shares(6)	2,154,303	29,822	-	-
Institutional Shares	1,353,350	23,398	96,437	1,821

	VALUE
	Year Ended 9/30/2022		Year Ended 9/30/2021
	Shares	Amount	Shares	Amount
Proceeds from shares issued
Investor Shares	856,850	$12,330	1,006,655	$15,999
Advisor Shares	799,189	11,773	1,277,534	19,493
Institutional Shares	2,078,297	30,020	2,938,692	44,584
Net asset value of shares issued in reinvestment of dividends and distributions
Investor Shares	825,284	12,297	471,369	6,359
Advisor Shares	783,355	11,601	523,044	7,019
Institutional Shares	1,198,806	17,766	661,645	8,886
Cost of shares redeemed
Investor Shares	(1,514,916)	(22,102)	(1,151,218)	(17,262)
Advisor Shares	(3,166,768)	(44,521)	(2,447,377)	(36,532)
Institutional Shares	(5,786,232)	(85,318)	(3,514,364)	(50,901)
Net increase (decrease) from fund share transactions
Investor Shares	167,218	2,525	326,806	5,096
Advisor Shares	(1,584,224)	(21,147)	(646,799)	(10,020)
Institutional Shares	(2,509,129)	(37,532)	85,973	2,569

152	Artisan Partners Funds

NOTES TO FINANCIAL STATEMENTS

	VALUE INCOME
	Period Ended 9/30/2022(7)
	Shares	Amount
Proceeds from shares issued
Investor Shares	110,107	$1,067
Advisor Shares	142,757	1,376
Institutional Shares	876,184	8,756
Net asset value of shares issued in reinvestment of dividends and distributions
Investor Shares	1,389	12
Advisor Shares	2,039	18
Institutional Shares	15,001	131
Cost of shares redeemed
Investor Shares	(21,611)	(195)
Advisor Shares	(276)	(2)
Institutional Shares	(8,723)	(76)
Net increase from fund share transactions
Investor Shares	89,885	884
Advisor Shares	144,520	1,392
Institutional Shares	882,462	8,811

1.  For the period from commencement of operations (April 7, 2022) through September 30, 2022.

2.  For the period from commencement of operations (December 1, 2021) through September 30, 2022.

3.  For the period from commencement of operations (March 31, 2022) through September 30, 2022.

4.  Net of redemption fees.

5.  For the period from commencement of operations (May 16, 2022) through September 30, 2022.

6.  For the period from commencement of operations (April 25, 2022) through September 30, 2022.

7.  For the period from commencement of operations (February 28, 2022) through September 30, 2022.

(13)	Accounting Pronouncements:

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of certain tenors of the London Interbank Offered Rate (LIBOR) and other LIBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

(14)	Subsequent Events:

The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

Artisan Partners Funds	153

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Artisan Partners Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Artisan Partners Funds, Inc. (comprising Artisan Developing World Fund, Artisan Emerging Markets Debt Opportunities Fund, Artisan Floating Rate Fund, Artisan Focus Fund, Artisan Global Discovery Fund, Artisan Global Equity Fund, Artisan Global Opportunities Fund, Artisan Global Unconstrained Fund, Artisan Global Value Fund, Artisan High Income Fund, Artisan International Fund, Artisan International Explorer Fund, Artisan International Small-Mid Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Select Equity, Artisan Small Cap Fund, Artisan Sustainable Emerging Markets Fund, Artisan Value Fund and Artisan Value Income Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of September 30, 2022, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Artisan Partners Funds, Inc. at September 30, 2022, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising Artisan Partners Funds, Inc.	Statements of operations	Statements of changes in net assets	Financial highlights

Artisan Developing World Fund

Artisan Focus Fund

Artisan Global Discovery Fund

Artisan Global Equity Fund

Artisan Global Opportunities Fund

Artisan Global Value Fund

Artisan High Income Fund

Artisan International Fund

Artisan International Small-Mid Fund

Artisan International Value Fund

Artisan Mid Cap Fund

Artisan Mid Cap Value Fund

Artisan Small Cap Fund

Artisan Sustainable Emerging Markets Fund

Artisan Value Fund

	For the year ended September 30, 2022	For each of the two years in the period ended September 30, 2022	For each of the five years in the period ended September 30, 2022
Artisan Select Equity Fund	For the year ended September 30, 2022	For each of the two years in the period ended September 30, 2022	For each of the two years in the period ended September 30, 2022 and the period from February 28, 2020 (commencement of operations) through September 30, 2020
Artisan Floating Rate Fund	For the period from December 1, 2021 (commencement of operations) through September 30, 2022
Artisan Value Income Fund	For the period from February 28, 2022 (commencement of operations) through September 30, 2022
Artisan Global Unconstrained Fund	For the period from March 31, 2022 (commencement of operations) through September 30, 2022
Artisan Emerging Markets Debt Opportunities Fund	For the period from April 7, 2022 (commencement of operations) through September 30, 2022
Artisan International Explorer Fund	For the period from May 16, 2022 (commencement of operations) through September 30, 2022
Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on each of the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

154	Artisan Partners Funds

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, brokers, counterparties and agent banks; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Artisan Partners Funds investment companies since 2003.

Minneapolis, Minnesota

November 28, 2022

Artisan Partners Funds	155

NOTES TO FINANCIAL STATEMENTS

Other Federal tax information (unaudited):

The Internal Revenue Code requires that shareholders be notified of certain information regarding long-term capital gains, qualified dividend income and the dividends received deduction for corporate shareholders. This data is informational only. Every year in January, shareholders are sent a Form 1099-DIV which provides the federal tax status of dividends and distributions received during the calendar year. Shareholders are advised to consult their own tax advisor with respect to the specific tax consequences of investing in the Funds.

Each Fund hereby designates the following amounts as (i) long-term capital gain distributions for purposes of the dividends paid deduction (including earnings and profits distributed to shareholders on redemption of Fund shares, in thousands), (ii) the amount of ordinary dividends paid during the year ended September 30, 2022 that are considered qualified dividend income as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, and (iii) the amount of ordinary dividends paid during the year ended September 30, 2022 that are eligible for the dividends received deduction available to certain corporate shareholders.

Fund	Long-Term Capital Gains	Qualified Dividend Income	Dividends Received Deduction
Developing World	$388,716	4.35%	1.24%
Emerging Markets Debt Opportunities	N/A	N/A	N/A
Floating Rate	N/A	N/A	N/A
Focus	17,221	4.90	3.49
Global Discovery	19,221	19.22	5.75
Global Equity	28,859	22.76	2.88
Global Opportunities	553,418	100.00	37.59
Global Unconstrained	N/A	N/A	N/A
Global Value	207,234	100.00	37.72
High Income	44,189	N/A	N/A
International	1,470,958	39.78	N/A
International Explorer	N/A	N/A	N/A
International Small-Mid	128,582	100.00	0.21
International Value	1,035,109	44.60	N/A
Mid Cap	999,387	10.65	12.36
Mid Cap Value	264,814	68.19	71.17
Select Equity	670	70.27	42.43
Small Cap	366,277	18.07	18.12
Sustainable Emerging Markets	N/A	100.00	N/A
Value	45,636	90.43	70.52
Value Income	N/A	100.00	86.23

156	Artisan Partners Funds

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of Artisan Partners Funds, you may incur transaction costs, including redemption fees, and you will incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 to September 30, 2022.

Actual Expenses

The first line under the name of each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the name of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund’s name in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio for the six months ended September 30, 2022 and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2022	Ending Account Value 9/30/2022	Expenses Paid During Period 4/1/2022-9/30/2022(1)	Expense Ratio(2)(3)
Artisan Developing World Fund
Investor Shares
Actual	$1,000.00	$687.50	$5.46	1.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.53	1.29%
Advisor Shares
Actual	$1,000.00	$687.80	$4.78	1.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.72	1.13%
Institutional Shares
Actual	$1,000.00	$688.10	$4.44	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Artisan Emerging Markets Debt Opportunities Fund
Investor Shares
Actual(4)	$1,000.00	$982.80	$5.98	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33	1.25%
Advisor Shares
Actual(4)	$1,000.00	$982.20	$5.50	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%
Institutional Shares
Actual(4)	$1,000.00	$983.50	$5.26	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57	1.10%
Artisan Floating Rate Fund
Investor Shares
Actual	$1,000.00	$969.70	$5.93	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07	1.20%
Advisor Shares
Actual	$1,000.00	$970.30	$5.43	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57	1.10%
Institutional Shares
Actual	$1,000.00	$970.60	$5.19	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32	1.05%

Artisan Partners Funds	157

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

	Beginning Account Value 4/1/2022	Ending Account Value 9/30/2022	Expenses Paid During Period 4/1/2022-9/30/2022(1)	Expense Ratio(2)(3)
Artisan Focus Fund
Investor Shares
Actual	$1,000.00	$789.80	$5.61	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33	1.25%
Advisor Shares
Actual	$1,000.00	$790.60	$4.98	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.62	1.11%
Institutional Shares
Actual	$1,000.00	$790.60	$4.58	1.02%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.17	1.02%
Artisan Global Discovery Fund
Investor Shares
Actual	$1,000.00	$749.90	$6.14	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08	1.40%
Advisor Shares
Actual	$1,000.00	$750.30	$5.70	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.58	1.30%
Institutional Shares
Actual	$1,000.00	$751.20	$4.70	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.42	1.07%
Artisan Global Equity Fund
Investor Shares
Actual	$1,000.00	$802.60	$5.78	1.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.48	1.28%
Advisor Shares
Actual	$1,000.00	$802.10	$5.65	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33	1.25%
Institutional Shares
Actual	$1,000.00	$803.10	$4.70	1.04%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.27	1.04%
Artisan Global Opportunities Fund
Investor Shares
Actual	$1,000.00	$761.20	$5.03	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	$5.77	1.14%
Advisor Shares
Actual	$1,000.00	$761.90	$4.46	1.01%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.11	1.01%
Institutional Shares
Actual	$1,000.00	$762.20	$4.02	0.91%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.61	0.91%
Artisan Global Unconstrained Fund
Investor Shares
Actual	$1,000.00	$1,021.00	$7.35	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.33	1.45%
Advisor Shares
Actual	$1,000.00	$1,022.40	$6.84	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.83	1.35%
Institutional Shares
Actual	$1,000.00	$1,022.70	$6.59	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.58	1.30%

158	Artisan Partners Funds

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

	Beginning Account Value 4/1/2022	Ending Account Value 9/30/2022	Expenses Paid During Period 4/1/2022-9/30/2022(1)	Expense Ratio(2)(3)
Artisan Global Value Fund
Investor Shares
Actual	$1,000.00	$778.00	$5.57	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33	1.25%
Advisor Shares
Actual	$1,000.00	$778.70	$4.99	1.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.67	1.12%
Institutional Shares
Actual	$1,000.00	$778.80	$4.55	1.02%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.17	1.02%
Artisan High Income Fund
Investor Shares
Actual	$1,000.00	$899.10	$4.48	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.76	0.94%
Advisor Shares
Actual	$1,000.00	$899.60	$3.76	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	$4.00	0.79%
Institutional Shares
Actual	$1,000.00	$900.00	$3.33	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55	0.70%
Artisan International Fund
Investor Shares
Actual	$1,000.00	$788.00	$5.33	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.02	1.19%
Advisor Shares
Actual	$1,000.00	$788.70	$4.71	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Institutional Shares
Actual	$1,000.00	$789.00	$4.40	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$4.96	0.98%
Artisan International Explorer Fund
Advisor Shares
Actual(5)	$1,000.00	$869.00	$4.95	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08	1.40%
Institutional Shares
Actual(5)	$1,000.00	$869.00	$4.77	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.83	1.35%
Artisan International Small-Mid Fund
Investor Shares
Actual	$1,000.00	$778.30	$5.71	1.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.48	1.28%
Advisor Shares
Actual	$1,000.00	$778.30	$5.13	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%
Institutional Shares
Actual	$1,000.00	$778.80	$4.82	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47	1.08%

Artisan Partners Funds	159

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

	Beginning Account Value 4/1/2022	Ending Account Value 9/30/2022	Expenses Paid During Period 4/1/2022-9/30/2022(1)	Expense Ratio(2)(3)
Artisan International Value Fund
Investor Shares
Actual	$1,000.00	$806.60	$5.39	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.02	1.19%
Advisor Shares
Actual	$1,000.00	$807.30	$4.76	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Institutional Shares
Actual	$1,000.00	$807.60	$4.35	0.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.86	0.96%
Artisan Mid Cap Fund
Investor Shares
Actual	$1,000.00	$756.40	$5.15	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.92	1.17%
Advisor Shares
Actual	$1,000.00	$756.90	$4.62	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Institutional Shares
Actual	$1,000.00	$757.30	$4.23	0.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.86	0.96%
Artisan Mid Cap Value Fund
Investor Shares
Actual	$1,000.00	$810.90	$5.45	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07	1.20%
Advisor Shares
Actual	$1,000.00	$811.20	$4.72	1.04%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.27	1.04%
Institutional Shares
Actual	$1,000.00	$811.40	$4.45	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$4.96	0.98%
Artisan Select Equity Fund
Investor Shares
Actual	$1,000.00	$774.20	$5.60	1.26%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.38	1.26%
Advisor Shares
Actual	$1,000.00	$774.70	$5.12	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%
Institutional Shares
Actual	$1,000.00	$774.90	$4.89	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57	1.10%
Artisan Small Cap Fund
Investor Shares
Actual	$1,000.00	$810.10	$5.45	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07	1.20%
Advisor Shares
Actual	$1,000.00	$810.90	$4.81	1.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.37	1.06%
Institutional Shares
Actual	$1,000.00	$810.90	$4.49	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$5.01	0.99%

160	Artisan Partners Funds

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

	Beginning Account Value 4/1/2022	Ending Account Value 9/30/2022	Expenses Paid During Period 4/1/2022-9/30/2022(1)	Expense Ratio(2)(3)
Artisan Sustainable Emerging Markets Fund
Investor Shares
Actual	$1,000.00	$768.50	$5.10	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%
Advisor Shares
Actual(6)	$1,000.00	$853.50	$4.16	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Institutional Shares
Actual	$1,000.00	$768.90	$4.43	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06	1.00%
Artisan Value Fund
Investor Shares
Actual	$1,000.00	$805.10	$4.75	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Advisor Shares
Actual	$1,000.00	$805.50	$3.98	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	$4.46	0.88%
Institutional Shares
Actual	$1,000.00	$805.60	$3.89	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.36	0.86%
Artisan Value Income Fund
Investor Shares
Actual	$1,000.00	$826.70	$5.50	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07	1.20%
Advisor Shares
Actual	$1,000.00	$827.00	$5.04	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57	1.10%
Institutional Shares
Actual	$1,000.00	$827.10	$4.81	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32	1.05%

(1)	Expenses are equal to the Fund’s ratio of expenses to average net assets for the six month period ended September 30, 2022, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(2)	Annualized ratio of expenses to average net assets for the six-month period ended September 30, 2022.
(3)	Expense ratio includes the effect of expenses waived or paid by the Adviser, if applicable.
(4)	The actual account value and expenses paid for Artisan Emerging Markets Debt Opportunities Fund – Investor Shares, Advisor Shares and Institutional Shares have been presented for the period from commencement of operations (April 7, 2022) through September 30, 2022.
(5)	The actual account value and expenses paid for Artisan International Explorer Fund – Advisor Shares and Institutional Shares have been presented for the period from commencement of operations (May 16, 2022) through September 30, 2022.
(6)	The actual account value and expenses paid for Artisan Sustainable Emerging Markets Fund – Advisor Shares has been presented for the period from commencement of operations (April 25, 2022) through September 30, 2022.

Artisan Partners Funds	161

FACTORS CONSIDERED IN RENEWING CERTAIN FUNDS’ ADVISORY AGREEMENTS

Artisan Partners is responsible for management of the Funds’ (as defined below) investment portfolios and for overall management of the Funds’ business and affairs pursuant to an investment advisory agreement (the “Advisory Agreement”) between Artisan Partners Funds and Artisan Partners. With respect to each Fund, the Advisory Agreement, after an initial two-year term, may be continued from year to year only so long as the continuation is approved at least annually (a) by the vote of a majority of the directors of Artisan Partners Funds who are not “interested persons” of Artisan Partners Funds or Artisan Partners (the “independent directors”), and (b) by the board of directors or by the vote of a majority (as defined in the Investment Company Act of 1940, as amended) of the outstanding shares of the Fund.

The directors of Artisan Partners Funds held a meeting on May 5-6, 2022 (the “May 5-6 Meeting”), at which they gave preliminary consideration to information bearing on the continuation of the Advisory Agreement with respect to each of Artisan Developing World Fund, Artisan Focus Fund, Artisan Global Discovery Fund, Artisan Global Equity Fund, Artisan Global Opportunities Fund, Artisan Global Value Fund, Artisan High Income Fund, Artisan International Fund, Artisan International Small-Mid Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Select Equity Fund, Artisan Small Cap Fund, Artisan Sustainable Emerging Markets Fund and Artisan Value Fund (each, a “Fund,” and, together, the “Funds”) for the period from July 1, 2022 through June 30, 2023. The investment advisory agreements for Artisan Floating Rate Fund and Artisan International Explorer Fund do not expire until November 10, 2023 and May 6, 2024, respectively, and the investment advisory agreements for Artisan Emerging Markets Debt Opportunities Fund, Artisan Global Unconstrained Fund and Artisan Value Income Fund do not expire until February 17, 2024. Accordingly, the directors did not take action with respect to these funds at the May 5-6 Meeting and the May 25-26 Meeting (as defined below). The primary purpose of the May 5-6 Meeting was to allow the directors ample opportunity to consider matters they deemed relevant in connection with the continuation of the Advisory Agreement (including the information provided relating to their review of the Advisory Agreement, in addition to materials they reviewed at meetings over the course of the preceding year, including a number of special meetings at which the directors discussed with Artisan Partners such matters as the methodology for constructing peer groups for purposes of evaluating the Funds’ investment performance, Artisan Partners’ business model and competitive position and overall asset management industry trends and developments), and to request any additional information they considered reasonably necessary to their deliberations.

At their regular quarterly meeting held on May 25-26, 2022 (the “May 25-26 Meeting”), the directors, including the independent directors, considered and unanimously approved the continuation through June 30, 2023 of the Advisory Agreement with respect to each of the Funds. The independent directors were assisted in their evaluation of the Advisory Agreement and the factors that they deemed to be material, including those factors described below, by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Artisan Partners in connection with the contract review meetings.

Prior to the May 5-6 Meeting, independent counsel to the independent directors sent to Artisan Partners requests for information to be provided to the directors in connection with their consideration of the Advisory Agreement. Artisan Partners provided materials to the directors in response to those requests as well as other information Artisan Partners believed was useful in evaluating the approval of the Advisory Agreement. Artisan Partners provided a report (the “Broadridge Report”) prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source of investment company data, that included information relating to each Fund’s fees and expenses compared to the fees and expenses of a relatively small peer group (the “Broadridge Peer Group”) and a larger peer universe of mutual funds (the “Broadridge Universe”) selected by Broadridge. The Broadridge Report also contained information comparing each Fund’s investment performance to the performance of a relatively small performance peer group selected by Artisan Partners using a methodology developed by Artisan Partners in consultation with the independent directors, and to the Fund’s Broadridge Universe (or, in the case of Artisan Global Discovery Fund and Artisan International Value Fund, to peer universes with a different style classification that Artisan Partners believed was more appropriate for comparative purposes than the style classification used by Broadridge to compile the Broadridge Universes (the “Supplemental Universes”)).

The directors also received and reviewed a memorandum from independent counsel regarding the directors’ responsibilities in evaluating the Advisory Agreement. The directors recognized that the management and fee arrangements for the Funds are the result of years of review and discussion between the independent directors and Artisan Partners, that certain aspects of such arrangements may receive greater scrutiny from the directors in some years than in others and that the directors’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

In evaluating the Advisory Agreement, the directors reviewed the available information and discussed with representatives of Artisan Partners each Fund’s operations; the nature, extent and quality of the advisory and other services provided by Artisan Partners to the Funds; the management fee rates payable by each Fund; the total expense ratios of each class of shares of the Funds; possible economies of scale; and other benefits (in addition to advisory fee revenues) derived or potentially derived by Artisan Partners from its relationship with the Funds. In addition to the third-party reports by Broadridge and the memorandum from independent counsel, the directors reviewed information provided and presented at or prior to May 5-6 Meeting and the May 25-26 Meeting, concerning, among other things, the following:

•	Artisan Partners’ organization and operations, financial condition and stability and ownership structure;

•

Artisan Partners’ personnel and business and financial model and methods, including Artisan Partners’ assessment of its ability to attract and retain capable personnel, including with respect to incentive compensation offered to such personnel, Artisan Partners’ workforce diversity and inclusion practices and Artisan Partners’ succession planning processes with respect to, among other areas,

162	Artisan Partners Funds

FACTORS CONSIDERED IN RENEWING CERTAIN FUNDS’ ADVISORY AGREEMENTS

the leadership of the Funds’ portfolio management teams and senior management of Artisan Partners; Artisan Partners’ research, including with respect to its acquisition and use of traditional and alternative data, and decision-making processes; the adequacy and sophistication of technology and systems with respect to investment and administrative matters, including the use of and reliance on vendors in connection with the management or operations of the Funds; and Artisan Partners’ views on the effects of the evolving competitive landscape of the mutual fund industry and certain industry and regulatory developments, on the Funds’ and/or Artisan Partners’ business;

•

The terms of the Advisory Agreement, including the scope of services performed by Artisan Partners; and how the services performed by Artisan Partners under the Advisory Agreement differ from those performed for other investment companies and accounts;

•

Each Fund’s short- and long-term investment performance (including past 1-, 3-, 5- and 10-year and since-inception periods, as applicable), including performance attribution and rolling 5-year excess return information for certain Funds and performance comparisons for various time periods with (a) other Artisan Partners client accounts managed with similar investment objectives, (b) other mutual funds having similar investment objectives and (c) appropriate market indices;

•	Information on each Fund’s redemption rates relative to other accounts managed by Artisan Partners, including separate account strategies, and appropriate industry peer groups;

•

Any litigation pending, threatened or settled involving Artisan Partners, and the results of any inspections, investigations or examinations thereof by the SEC or other governmental or regulatory authorities since January 1, 2021;

•

Information regarding fee arrangements, including a comparison of the total expense ratio of each share class of each Fund with other mutual funds; the structure of the management fees, including the method of computing fees and the frequency of payment of fees and Artisan Partners’ process for determining proposed management fee rates for new funds; a comparison of the management fees with fees charged by other investment advisers for managing mutual funds with similar investment objectives; information regarding expense limitation arrangements and effective annual management fee rates for each of the Funds for the calendar year ended December 31, 2021; the expenses other than management fees that the Funds bear, either at the level of the Fund as a whole or on a class-specific basis; and Artisan Partners’ assessment of the reasonableness and current competitiveness of the Funds’ management fee rates and total expense ratios;

•

Artisan Partners’ assessment of whether it is realizing economies of scale in providing services to the Funds and, if so, whether, how and, if quantifiable, to what extent the economies of scale are shared with the Funds, and the adequacy of existing breakpoints (reduced fee levels on assets in excess of stated thresholds) in advisory fees and whether further breakpoints are appropriate;

•

A comparison of the fee arrangements for the Funds with fees charged by Artisan Partners for subadvising other U.S. mutual funds and for managing other accounts, Artisan Partners’ philosophy regarding management fees charged to such sub-advised clients as compared to Funds with substantially similar investment strategies, including regarding initial fee rates and fee waivers and/or reductions, and trends in fees charged by Artisan Partners for such services;

•	Information regarding third-party intermediary and service arrangements and related payments by the Funds and Artisan Partners;

•

Potential “fall-out” benefits to Artisan Partners or its affiliates from their relationships with the Funds, in addition to advisory fees, including any benefits to Artisan Partners or its affiliates in selling other products, and the method of estimating the value of any such benefits;

•

Matters relating to brokerage and portfolio transactions, including Artisan Partners’ practices regarding selection of brokers and dealers to execute portfolio transactions and regarding negotiation of commission rates and allocation of brokerage for research and other services;

•

The estimated profitability to Artisan Partners of its relationship with each Fund on both a pre-tax and post-tax basis for calendar years 2019, 2020 and 2021; and the assumptions and allocation methodologies utilized for such profitability analysis;

•	Potential for conflicts of interest between the Funds and Artisan Partners or its other clients and circumstances and actions addressing or bearing on potential conflicts of interest;

•

Legal, compliance and related matters, including Artisan Partners’ programs for monitoring compliance with federal and state securities and other applicable laws and regulations, the investment policies and restrictions of the Funds and Subchapter M of the Internal Revenue Code; and information regarding personnel who perform significant legal and compliance services for the Funds;

•	Artisan Partners’ risk assessment and risk management processes;

•	Artisan Partners’ cybersecurity framework and Artisan Partners’ approach to monitoring the cybersecurity systems of the Funds’ key service providers with respect to the services provided to the Funds;

•

Artisan Partners’ views on environmental, social and governance (“ESG”) investing, including the extent to which and how Artisan Partners’ investment teams incorporate ESG factors into the investment process with the goal of helping enhance risk-adjusted

Artisan Partners Funds	163

FACTORS CONSIDERED IN RENEWING CERTAIN FUNDS’ ADVISORY AGREEMENTS

portfolio returns, anticipated incremental resource needs or costs associated with the incorporation of ESG factors into the investment process used to manage the Funds and Artisan Partners’ assessment of actual and perceived benefits to shareholders and/or Fund performance of the incorporation of such factors into the investment process;

•

Artisan Partners’ business continuity and disaster recovery procedures, including Artisan Partners’ response to the global outbreak of COVID-19 and any issues that have arisen as a result of COVID-19 in any areas of Artisan Partners’ business or the operations of the Funds, including portfolio management, valuation, liquidity management, trading, distribution, compliance, data security and investor servicing; Artisan Partners’ current short- and longer-term plans for personnel returning to the office in light of improving circumstances related to COVID-19; and Artisan Partners’ views regarding short- and longer-term effects of COVID-19 on Artisan Partners’ and/or the Funds’ service providers’ costs structures, business models and profitability as they relate to the Funds.

Following the May 5-6 Meeting and executive sessions with their independent counsel, the independent directors requested certain follow-up information from Artisan Partners. Artisan Partners provided this follow-up information prior to the May 25-26 Meeting. At the May 25-26 Meeting, Artisan Partners presented certain additional information to the directors regarding the Funds, and the independent directors and their independent counsel reviewed with the full board the information discussed at the May 5-6 Meeting and during their executive sessions. The directors then considered whether any further discussion or review was necessary, concluding that the information reviewed by the independent directors prior to and at the May 25-26 Meeting provided a sufficient basis for taking action on the continuation of the Advisory Agreement with respect to each Fund for an additional year. The directors then reviewed and affirmed each of the following conclusions:

The nature, extent and quality of Artisan Partners’ services. The directors concluded that the nature and extent of Artisan Partners’ services to the Funds were appropriate and consistent with, and in some cases more advantageous to the Funds than, the terms of the Advisory Agreement. The directors concluded that the quality of Artisan Partners’ services has been consistently high, with no material deficiencies.

The investment performance of each Fund. With respect to each Fund, the directors concluded that the Fund’s performance (including absolute performance and, where applicable, outperformance of peers and relevant benchmarks over long-term periods) or other relevant factors supported continuation of the Fund’s advisory arrangements under the Advisory Agreement. In the case of each Fund that had performance that lagged that of a relevant peer group or benchmark for certain (although not necessarily all) periods, the directors concluded that other factors relevant to performance supported continuation of the advisory arrangements. These factors included either or both of the following: (1) that underperformance was attributable, to a significant extent, to investment decisions (such as security selection, sector allocation or risk mitigation) by Artisan Partners that were reasonable and consistent with the Fund’s investment objective and policies; and (2) that the Fund’s more recent or long-term performance, as applicable, was competitive when compared to relevant performance benchmarks or peer groups. The directors also considered Artisan Partners’ explanations of the Funds’ investment styles and their comparability to those of other funds in the Funds’ peer groups, including the Supplemental Peer Universes.

The costs of the services and profitability of Artisan Partners. The directors concluded that the costs of the services provided by Artisan Partners, and the estimated profitability it realizes, are reasonable in relation to the nature and quality of services provided with respect to each Fund, based on the assumptions and methodology for calculating such costs and profitability presented to the directors by Artisan Partners.

Comparisons of the services rendered and the amounts payable under the Advisory Agreement with those under other investment advisory agreements. The directors concluded that the fees payable by the Funds to Artisan Partners are reasonable in relation to the nature and quality of the services provided. In reaching this conclusion, the directors compared the fees payable by the Funds to the fees paid by other mutual funds that are in the same Broadridge Peer Groups and Broadridge Universes (or Supplemental Universes, as applicable). The directors also considered the fees Artisan Partners receives from, and the scope of services it provides to, other Artisan Partners clients, including its private funds, separate account clients and UCITS funds, and the U.S. mutual funds and collective investment trust portfolios for which it serves as sub-adviser, noting the significantly broader scope of services that Artisan Partners provides to the Funds as compared to the other types of clients. In reaching their conclusion, among the various factors considered, the directors also took into account the costs and risks assumed by Artisan Partners in connection with launching and maintaining publicly-offered mutual funds, and how those costs and risks differ from those associated with other components of Artisan Partners’ business.

In addition, the directors noted that Artisan Partners has contractually agreed to maintain certain expense limitations through January 31, 2024 for Artisan Global Equity Fund (Investor and Advisor Shares), Artisan Global Discovery Fund (Investor, Advisor and Institutional Shares), Artisan Select Equity Fund (Investor, Advisor and Institutional Shares), Artisan Sustainable Emerging Markets Fund (Investor, Advisor and Institutional Shares) and Artisan Value Fund (Advisor Shares).

The extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The directors concluded that the shareholders of Artisan Developing World Fund, Artisan Focus Fund, Artisan Global Opportunities Fund, Artisan Global Value Fund, Artisan High Income Fund, Artisan International Fund, Artisan International Small-Mid, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Value Fund have appropriately benefited from economies of scale under the management fee structures of their advisory arrangements. The directors concluded that the shareholders of each of Artisan Global Discovery Fund, Artisan Global Equity

164	Artisan Partners Funds

FACTORS CONSIDERED IN RENEWING CERTAIN FUNDS’ ADVISORY AGREEMENTS

Fund, Artisan Select Equity Fund and Artisan Sustainable Emerging Markets Fund would likely benefit from economies of scale if the Fund’s assets reach the level at which it will be able to take advantage of the investment advisory fee breakpoints in the Advisory Agreement.

Other benefits derived by the Funds or Artisan Partners. The directors concluded that, in addition to the services provided by Artisan Partners pursuant to the Advisory Agreement and the management fees to be paid in return, the Funds and Artisan Partners may potentially benefit from their relationship with each other in several ways. For Artisan Partners, the directors concluded the primary fall-out benefits include (1) the potential conversion of Fund shareholders to separate account clients of Artisan Partners, and the ability otherwise to attract new clients and investment talent to Artisan Partners, (2) the acquisition of research products and services by Artisan Partners, for the benefit of its clients including the Funds, in return for brokerage commissions paid by the Funds (“soft dollars”), (3) reputational benefits as a result of its association with the Funds and (4) the ability of Artisan Partners to leverage its relationships with service providers to obtain favorable terms for its clients. The directors concluded that the Funds could benefit from potential institutional shareholders who might choose to invest in the Funds because they want Artisan Partners’ services, but do not meet Artisan Partners’ minimum separate account size requirements. The directors also concluded that the Funds benefit from Artisan Partners’ use of research obtained through soft dollars generated with respect to its other clients, and from reputational benefits as a result of their association with Artisan Partners.

At the conclusion of the foregoing discussions, the board approved the Advisory Agreement for the period from July 1, 2022 through June 30, 2023 for each Fund by the unanimous vote of all directors and also by the unanimous vote of all the independent directors.

Artisan Partners Funds	165

FACTORS CONSIDERED IN APPROVING ARTISAN INTERNATIONAL EXPLORER FUND’S ADVISORY AGREEMENT

At the May 5-6 Meeting, the directors of Artisan Partners Funds, including the independent directors, considered and unanimously approved the Advisory Agreement with respect to Artisan International Explorer Fund (the “New Fund”) for an initial two-year term from May 16, 2022 through May 15, 2024. The independent directors were assisted in their evaluation of the Advisory Agreement and the factors that they deemed to be material, including those factors described below, by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Artisan Partners in connection with the May 5-6 meeting.

Prior to the May 5-6 Meeting, independent counsel to the independent directors sent Artisan Partners a request for information to be provided to the directors in connection with their consideration of the approval of the Advisory Agreement with respect to the New Fund. Artisan Partners provided materials to the directors in response to that request as well as other information Artisan Partners believed was useful in evaluating the approval of the Advisory Agreement with respect to the New Fund, and a report prepared by Broadridge, which included information relating to the New Fund’s proposed management fees and projected expenses compared to the management fees and expenses of a peer group of other mutual funds determined by Broadridge to be comparable to the New Fund. The directors also received and reviewed a memorandum from independent counsel regarding the directors’ responsibilities in evaluating the Advisory Agreement.

In evaluating the Advisory Agreement with respect to the New Fund, the directors took into account information regarding the New Fund, its proposed investment strategy and its proposed portfolio management team that had been presented to them by Artisan Partners at a meeting of the directors on February 17, 2022. The directors also reviewed the information (discussed above under “Factors Considered in Renewing Certain Funds’ Advisory Agreement”) provided in connection with the Board’s consideration of the continuation of the Advisory Agreement with respect to various other series of Artisan Partners Funds (the “Existing Funds”). The directors discussed with representatives of Artisan Partners the nature, extent and quality of the advisory and other services proposed to be provided by Artisan Partners to the New Fund, the anticipated overall expense ratio of the New Fund, the prospect for achievement of economies of scale if the New Fund grows to substantial size and other benefits (in addition to advisory fee revenues) that Artisan Partners might potentially derive from its relationship with the New Fund. In addition to the third-party report by Broadridge and the memorandum from independent counsel, the directors reviewed information provided prior to the Meeting concerning, among other things, the following:

•	The terms of the Advisory Agreement;

•	Information on Artisan Partners’ advisory personnel and methods, including differences between the New Fund and the Existing Funds;

•	Information regarding the performance of any other accounts of Artisan Partners and/or other mutual funds having similar investment objectives to the New Fund;

•	Information on potential limits on the growth of the New Fund;

•

A comparison of the total projected expenses and total projected expense ratio of each share class of the New Fund with other mutual funds; a comparison of the New Fund’s proposed management fees with fees charged by other advisory organizations for managing mutual funds with investment goals similar to the New Fund’s; information regarding the adequacy of the proposed management fee breakpoint and whether further breakpoints are appropriate; and Artisan Partners’ agreement to waive a portion of its advisory fee and/or bear certain other expenses of the New Fund for the initial period of the New Fund’s operations in order to limit the New Fund’s operating expenses during that period, and the relationship of expected fees/expenses to the limitation; and

•

Information relating to (1) material resource needs, (2) any trading, operational, valuation, compliance or liquidity challenges, (3) conflicts of interest (including but not limited to any considerations relating to allocations of investment opportunities between the New Fund and other accounts managed by the same investment team) associated with the anticipated operations of the New Fund and (4) Artisan Partners’ analysis supporting the conclusion that the New Fund’s investment strategy is appropriate for an open-end fund.

The board noted that, because the New Fund had not yet commenced operations, Artisan Partners had not yet derived any profits from its relationship to the New Fund and was not expected to do so until the New Fund has achieved a meaningful level of assets.

At the May 5-6 Meeting, the directors discussed and considered the information presented. The directors then considered whether any further discussion or review was necessary. The directors then reviewed and affirmed each of the following conclusions:

The nature, extent and quality of Artisan Partners’ proposed services. The directors concluded that the nature and extent of Artisan Partners’ services proposed to be provided to the New Fund would be appropriate and consistent with, and in some cases more advantageous to the New Fund than, the terms of the Advisory Agreement. The directors noted that one of the New Fund’s proposed portfolio managers serves as portfolio manager of Artisan International Value Fund. The directors considered that Artisan Partners contemplates providing the same service level for the New Fund as it provides for the Existing Funds. The directors concluded that Artisan Partners has sufficient and well-qualified personnel, with appropriate education and experience, to serve the New Fund effectively and that key personnel would not be undesirably overextended in assuming management responsibilities for the New Fund.

Investment performance. The directors noted that, because the New Fund was not yet in operation, it had no performance history. However, the directors reviewed the investment performance of another account that is managed by the proposed portfolio managers of the New Fund using an investment strategy similar to the New Fund’s.

166	Artisan Partners Funds

FACTORS CONSIDERED IN APPROVING ARTISAN INTERNATIONAL EXPLORER FUND’S ADVISORY AGREEMENT

Cost of services, economies of scale and benefits derived by Artisan Partners. The directors concluded that the nature, extent and quality of services proposed to be provided to the New Fund by Artisan Partners were appropriate and that the fees proposed to be paid to Artisan Partners were reasonable. In this connection, the directors took into account the fees paid by mutual funds considered by Broadridge to be within the same peer group or universe as the New Fund. In addition, the directors considered that Artisan Partners has contractually agreed to limit certain expenses of the New Fund through January 31, 2024. The directors also noted that the proposed management fee schedule includes a breakpoint (a reduced fee level on assets above a stated threshold) at $500 million of New Fund net assets. The directors concluded that this breakpoint will result in a sharing, as between the New Fund and Artisan Partners, of possible future economies of scale as and if the New Fund’s assets grow to substantial levels.

Other benefits derived by the New Fund or Artisan Partners. The directors concluded that, other than the services provided by Artisan Partners pursuant to the proposed Advisory Agreement and the proposed management fees to be paid in return, the New Fund and Artisan Partners may potentially benefit from their relationship with each other in the same ways described above with respect to the Existing Funds (under “Factors Considered in Renewing Certain Funds’ Advisor Agreements’).

Following the discussions described above, the board approved the Advisory Agreement with respect to the New Fund by the unanimous vote of all directors and also by the unanimous vote of all the independent directors.

Artisan Partners Funds	167

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

The discussions of each Fund included in this report include statistical information about the portfolios of each of the Funds. Except as otherwise noted, that information is as of September 30, 2022. That information will vary with changes in a Fund’s portfolio investments. The performance information for each Fund relative to its benchmark index discussed in this report was prepared by the Adviser using information reported by FactSet Research Systems, Inc. (“FactSet”).

For the purposes of assigning portfolio securities to a particular country in this report, the Adviser considers an issuer to be from a particular country as designated by its securities information vendors. However, the Adviser in its own judgment may consider an issuer to be from a country other than the country designated by the securities information vendors. A vendor’s criteria may include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters. The Adviser may also consider other criteria such as the source of a company’s revenues. Over time, country designations may change.

For the purposes of assigning portfolio securities to a particular sector and industry in this report, the Adviser assigns equity securities in accordance with the sector and industry classifications of the Global Industry Classification Standard (GICS®) developed by MSCI Inc. and Standard & Poor’s (to the extent available) as primary sources for most Funds and FactSet (to the extent available) as a secondary source for this information. The Adviser uses the Sustainable Industry Classification System (“SICS®”), developed by the Sustainability Accounting Standards Board (“SASB”), as the primary source with respect to Sustainable Emerging Markets Fund. The Adviser assigns debt securities in accordance with the classifications developed by Bloomberg Finance L.P. In the event the Adviser’s securities information vendors do not classify a security to a particular sector or industry, or if the Adviser determines that a different classification is more appropriate, the Adviser classifies the security according to its own judgment, using other securities information vendors, the company description and/or other publicly available information. Sector and industry classifications may change over time.

The names of portfolio securities reflected in this report are as reported by the Funds’ data providers, may not represent the legal name of the entity and, in some cases, are translations of non-English names.

Definition of Portfolio Statistic

Market Capitalization is the aggregate value of all of a company’s outstanding equity securities.

Descriptions of Indices

Each Fund’s performance is compared in this report to changes in one or more indices, including in all cases a broad-based index of changes in prices of securities in the markets in which the Fund invests. All of the indices are unmanaged and their returns include reinvested dividends. Unlike the Funds’ returns, the returns of each index do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in that index. An investment cannot be made directly in an index. Fair value pricing is not employed by market indices.

The indices to which the Funds are compared are:

Artisan Developing World and Artisan Sustainable Emerging Markets Funds – Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets Index) is a market-weighted index of companies in emerging markets.

Artisan Emerging Markets Debt Opportunities Fund – JP Morgan (JPM) EMB Hard Currency/Local Currency 50-50 is an unmanaged, blended index consisting of: 50% JPM Government Bond Index-Emerging Market Global Diversified (GBIEMGD), an index of local-currency bonds with maturities of more than one year issued by Emerging Markets governments; 25% JPM Emerging Markets Bond Index-Global Diversified (EMBIGD), an index of USD-denominated bonds with maturities of more than one year issued by Emerging Markets governments; and 25% JPM Corporate Emerging Market Bond Index-Broad Diversified (CEMBIBD), an index of USD-denominated Emerging Markets corporate bonds.

Artisan Floating Rate Fund – Credit (CS) Suisse Leveraged Loan Index is an unmanaged market-weighted index designed to mirror the investable universe of the US dollar-denominated leveraged loan market.

Artisan Focus, Artisan Select Equity and Artisan Value Income Funds – S&P 500® is a market-cap-weighted index that measures the performance of 500 US companies focused on the Large-cap sector of the market.

Artisan Global Discovery, Artisan Global Equity, Artisan Global Opportunities and Artisan Global Value Funds – Morgan Stanley Capital International All Country World Index (MSCI ACWI Index) is a market-weighted index of global developed and emerging markets.

Artisan Global Unconstrained Fund – ICE BofA 3 Month US Treasury Index is an unmanaged index that comprises a single US Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.

Artisan High Income Fund – ICE BofAML US High Yield Master II Index tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

Artisan International and Artisan International Value Funds – Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) is a market-weighted index of companies in developed markets, excluding the US and Canada. MSCI EAFE’s average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

Artisan International and Artisan International Value Funds – Morgan Stanley Capital All Country World Index ex USA (MSCI ACWI ex USA Index) is a market-weighted index of global developed and emerging markets, excluding the US.

168	Artisan Partners Funds

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

Artisan International Explorer and Artisan International Small-Mid Funds – Morgan Stanley Capital International All Country World Index ex USA Small Cap Net Index (MSCI ACWI ex USA Small Cap Net Index) is a market-weighted index of small cap companies in developed and emerging markets, excluding the US.

Artisan International Small-Mid Fund – Morgan Stanley Capital International All Country World ex USA SMID Net Index (MSCI ACWI ex USA SMID Net Index) is a market-weighted index of mid and small cap companies in developed and emerging markets, excluding the US.

Artisan Mid Cap and Artisan Mid Cap Value Funds – Russell Midcap® Index is a market-weighted index of about 800 medium-sized US companies.

Artisan Mid Cap Fund – Russell Midcap® Growth Index is a market-weighted index of those medium-sized companies included in the Russell Midcap® Index with higher price-to-book and higher forecasted growth values.

Artisan Mid Cap Value Fund – Russell Midcap® Value Index is a market-weighted index of those medium-sized companies included in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values.

Artisan Small Cap Fund – Russell 2000® Index is a market-weighted index of about 2,000 small US companies.

Artisan Small Cap Fund – Russell 2000® Growth Index is a market-weighted index of those small companies included in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values.

Artisan Value Fund – Russell 1000® Index is a market-weighted index of about 1,000 large US companies.

Artisan Value Fund – Russell 1000® Value Index is a market-weighted index of those large companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

Artisan Value Income Fund – Dow Jones US Select Dividend Index is a yield-weighted index that aims to represents the US’s leading stocks by dividend yield.

Trademarks

Trademarks and copyrights relating to the indices and products of portfolio companies mentioned in this report, if any, are owned by their respective owners. Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of the Adviser and may not be copied, reproduced, published or in any way used without written permission.

The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (MSCI) and Standard & Poor’s Financial Services, LLC (S&P). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaim all warranties, including warranties of accuracy, completeness, merchantability and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of such damages.

The Sustainable Industry Classification System (SICS®) is the exclusive intellectual property of Sustainability Accounting Standards Board (SASB).

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Source ICE data and indices (“ICE data”), is used with permission. ICE® is a registered trademark of ICE data or its affiliates, and BofA® is a registered trademark of Bank of America corporation licensed by Bank of America corporation and its affiliates (“BOFA”) and may not be used without BofA’s prior written approval. ICE data, its affiliates and their respective third-party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE data, its affiliates nor their respective third-party suppliers shall be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE data, its affiliates and their respective third-party suppliers do not sponsor, endorse, or recommend artisan partners limited partnership, or any of its products or services.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

Artisan Partners Funds	169

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

The S&P 500® Index is a product of S&P Dow Jones Indices LLC (“S&P DJI”) and/or its affiliates and has been licensed for use. Copyright© 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). None of S&P DJI, Dow Jones, their affiliates or third party licensors makes any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The JP Morgan Index is used with permission. Information has been obtained from sources believed to be reliable but JP Morgan does not warrant its completeness or accuracy. The Index may not be copied, used, or distributed without JP Morgan’s prior written approval. Copyright 2022, JP Morgan Chase & Co. All rights reserved.

The Dow Jones US Select Dividend Index (“Index”) is a product of S&P Dow Jones Indices LLC (“S&P DJI”) and/or its affiliates and has been licensed for use. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc.. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). None of S&P DJI, Dow Jones, their affiliates or third party licensors makes any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

170	Artisan Partners Funds

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of Artisan Partners Funds’ proxy voting policies and procedures, without charge, upon request by calling 800.344.1770. That information also is included in Artisan Partners Funds’ statement of additional information, which is available without charge, on Artisan Partners Funds’ website at www.artisanpartners.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the twelve-month period ended June 30 is available without charge, on Artisan Partners Funds’ website at www.artisanpartners.com and on the Securities and Exchange Commission’s website at www.sec.gov.

INFORMATION ABOUT PORTFOLIO SECURITIES

Disclosure of the Funds’ complete schedule of portfolio holdings is required to be made monthly on Form N-PORT, with every third month made available to the public by the Securities and Exchange Commission 60 days after the end of the Funds’ fiscal quarter. You can find Securities and Exchange Commission filings on the Securities and Exchange Commission’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings is also made available at https://connect.rightprospectus.com/Artisan, and will be made available, upon request, by calling (toll-free) 800-344-1770. The schedule of portfolio holdings for the second and fourth quarter of each Fund’s fiscal year are included in the semi-annual report and annual report, respectively.

Artisan Partners Funds	171

DIRECTORS AND OFFICERS

The board of directors has overall responsibility for the conduct of the affairs of Artisan Partners Funds. Each director serves an indefinite term until the next annual meeting of shareholders at which the directors are elected and until the election and qualification of his or her successor or until he or she retires, resigns or is removed from office. As of the date of this report, Artisan Partners Funds’ bylaws provide that each director must retire by the end of the calendar year in which he or she attains the age of 72. The board of directors may fill any vacancy on the board provided that after such appointment at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors elects the officers of Artisan Partners Funds. Each officer holds office for one year and until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer, with or without cause, at any time.

The names and ages of the directors and officers as of November 15, 2022, the position each holds with the Funds, the date each was first elected to office, their principal business occupations and other directorships they have held during at least the last five years are shown below. As of September 30, 2022, each director oversees all twenty-one series of Artisan Partners Funds.

Name and Age at 11/15/22	Position(s) Held with Artisan Partners Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during at least the Past 5 Years	Other Public Company or Registered Investment Company Directorships Held

Directors who are not “interested persons” of Artisan Partners Funds:

Coleen Downs Dinneen – 61	Director and Chair of the Education Committee	1/1/18	Retired; until 2016, Executive Vice President and General Counsel, Natixis Global Asset Management – U.S. Distribution and Chief Legal Officer and Secretary, Natixis/Loomis Funds.	None.

Gail L. Hanson – 66	Director and Independent Chair of the Board of Directors	Director since 1/1/12; Independent Chair since 1/1/19	Retired; from February 2011 to April 2018, Chief Financial Officer, Aurora Health Care (not for profit health care provider); from September 2004 to February 2011, Deputy Executive Director, State of Wisconsin Investment Board.	Director, Northwestern Mutual Series Fund, Inc. (investment company) (27 portfolios).

Bonnie L. Howard – 69	Director and Chair of the Audit Committee	3/9/18	Director, Chair of the Audit Committee, and member of the Compensation Committee and Nominating and Governance Committee (May 2020 to present), and Chair of the Risk Oversight Committee and member of the Audit Committee (August 2012 to May 2020), Assured Guaranty Ltd.; Director, BMO Financial Corp and BMO Harris Bank, N.A. (September 2013 to April 2018); until December 2011, Chief Auditor and Global Head of Emerging Risk, Citigroup, Inc.	Director, Assured Guaranty Ltd (insurance company).

William J. Kelly – 62	Director	1/1/20	Chief Executive Officer, Chartered Alternative Investment Analyst (CAIA) Association (2014-present).	None.

Peter M. Lebovitz – 67	Director and Chair of the Governance and Nominating Committee	7/1/14	Managing Partner, Harkness Partners, LLC (provider of strategic consulting to investment management firms).	None.

Peter E. Sundman – 63	Director	1/1/2020	Trustee, IES Abroad (since 2012); Trustee, The College of Wooster (since 2003); Trustee, Frost Valley YMCA (since 1998). Formerly, Chief Executive Officer, ClearBridge Advisors (2009-2011); Chairman and Chief Executive Officer, Neuberger Funds (1999-2008); President, Neuberger Berman Management (1999-2008).	None.

Directors who are “interested persons” of Artisan Partners Funds:

Eric R. Colson – 53*	Director	11/12/13	Director, Chief Executive Officer and Chair of Artisan Partners Asset Management Inc.; until January 2021 President of Artisan Partners Asset Management Inc.; Managing Director and Chief Executive Officer of Artisan Partners; until January 2021 President of Artisan Partners; until February 2020, President and Chief Executive Officer of Artisan Partners Funds.	None.

Gregory K. Ramirez –52**	Director, President and Chief Executive Officer	Director since 1/1/20; President and Chief Executive Officer since 2/12/20	Managing Director and Vice President of Artisan Partners; Executive Vice President of Artisan Partners Asset Management Inc.; until February 2020, Chief Financial Officer, Vice President and Treasurer of Artisan Partners Funds; Chair and President of Artisan Partners Distributors LLC (“Distributors”); prior thereto, Vice President, Treasurer and Chief Financial Officer of Distributors; Director of Artisan Partners Global Funds plc; Director (since October 2016) of certain private funds sponsored by Artisan Partners.	None.

*	Mr. Colson is an “interested person” of Artisan Partners Funds, as defined in the 1940 Act, because he is a Director of Artisan Partners Funds and holds various positions with Artisan Partners and its affiliates and beneficially owns interests in Artisan Partners and/or its parent company.

**	Mr. Ramirez is an “interested person” of Artisan Partners Funds, as defined in the 1940 Act, because he is a Director, President and Chief Executive Officer of Artisan Partners Funds and holds various positions with Artisan Partners and its affiliates and beneficially owns interests in Artisan Partners and/or its parent company.

172	Artisan Partners Funds

DIRECTORS AND OFFICERS

Name and Age at 11/15/22	Position(s) Held with Artisan Partners Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during at least the Past 5 Years	Other Public Company or Registered Investment Company Directorships Held

Officers:

Jill M. Demski – 48	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	2/12/20	Chief Compliance Officer of Artisan Partners Funds (since February 2020); Associate Counsel (since January 2019) and Director of Compliance of Artisan Partners; Chief Compliance Officer (since October 2019) of Artisan Partners Distributors LLC.	None.

Shannon K. Jagodinski – 45	Chief Financial Officer, Vice President and Treasurer	Chief Financial Officer and Treasurer since 2/12/20; Vice President since 2/10/15	Director of Vehicle Administration of Artisan Partners; prior thereto Senior Manager; until February 2020, Assistant Treasurer of Artisan Partners Funds.	None.

Laura E. Simpson – 46	General Counsel, Vice President and Secretary	General Counsel and Secretary since 11/10/22; Vice President since 2/10/15	General Counsel of Artisan Partners (since October 2022); prior thereto Deputy General Counsel of Artisan Partners; Director (since January 2018) of Artisan Partners Global Funds plc; Director (since July 2020) of certain private funds sponsored by Artisan Partners; until November 2022, Assistant Secretary of Artisan Partners Funds.	None.

Sarah A. Johnson – 50	Vice President and Assistant Secretary	Vice President since 2/8/11; Assistant Secretary since 11/10/22	Managing Director, Vice President, Secretary and since June 2022, Global Chief Compliance Officer of Artisan Partners; prior thereto General Counsel of Artisan Partners; Executive Vice President, Chief Legal Officer and Secretary of Artisan Partners Asset Management Inc.; Vice President and Secretary of Artisan Partners Distributors, LLC.; until November 2022, General Counsel and Secretary of Artisan Partners Funds.	None.

Timothy A. Kahn – 39	Vice President	2/12/20	Associate General Counsel (since January 2021) of Artisan Partners; prior thereto, Associate Counsel of Artisan Partners.	None.

Blake A. Rigel – 52	Assistant Treasurer	2/9/16	Global Tax Director and Tax Counsel of Artisan Partners.	None.

Kori T. Fojtik – 37	Assistant Treasurer	11/10/22	Manager of Vehicle Administration of Artisan Partners.	None.

The business address of the officers and the directors affiliated with Artisan Partners is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The address of the other directors is c/o Artisan Partners Funds, 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Artisan Partners Funds’ statement of additional information (SAI) contains further information about the directors. Please call 800.344.1770 or visit our website at www.artisanpartners.com for a free copy of the SAI.

Artisan Partners Funds	173

ARTISAN PARTNERS FUNDS

P.O. BOX 219322

KANSAS CITY, MO 64121-9322

Item 2.    Code of Ethics.

(a) Registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer, principal financial officer and principal accounting officer (the “Covered Officers”).

(b) No disclosures are required pursuant to this Item 2(b).

(c) During the period covered by the report, registrant did not make any amendments to the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit (a)(1) to this Form N-CSR.

Item 3.    Audit Committee Financial Expert.

Registrant’s board of directors has determined that Gail L. Hanson, member of the registrant’s audit committee, William J. Kelly, member of the registrant’s audit committee, Peter M. Lebovitz, member of the registrant’s audit committee, and Bonnie L. Howard, member and chair of the registrant’s audit committee, each qualify as an audit committee financial expert, as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Ms. Hanson, Mr. Kelly, Mr. Lebovitz and Ms. Howard are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including, without limitation, for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4.    Principal Accountant Fees and Services.

Aggregate fees billed to the Corporation for professional services rendered by Ernst & Young for the 2022 and 2021 fiscal years of the Corporation are summarized in the table below. The table summarizes fees billed (or to be billed) by Ernst & Young for work performed relating to each applicable period identified below.

Fees:

	Fiscal Year Ended September 30, 2022	Fiscal Year Ended September 30, 2021
Audit Fees (a)	$599,068	$488,200
Audit-Related Fees (b)	$—	$—
Tax Fees (c)	$489,887	$683,325
All Other Fees (d)	—	—

(a) “Audit Fees” include amounts for professional services rendered by Ernst & Young for the audit of the Corporation’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements, including for 2022, portions of which had not been billed as of September 30, 2022, and fees billed for consents issued in conjunction with the Corporation’s post-effective amendments to the Funds’ registration statements filed for each of the last two fiscal years. The fees billed during the fiscal year ended September 30, 2021 also include a consent issued in conjunction with the Corporation’s post-effective amendments to the Funds’ registration statements filed in connection with the initial offering of Advisor Shares of Artisan Global Equity Fund.

(b) “Audit-Related Fees” include amounts for assurance and related services by Ernst & Young that are reasonably related to the performance of the audit of the Corporation’s financial statements. Audit-related fees have not been reported under the item “audit fees” in the chart above.

(c) “Tax Fees” include amounts for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning.

The fees shown in the table above for the fiscal year ended September 30, 2022 include fees for (1) the review and preparation of the Funds’ income tax returns for the fiscal year ended September 30, 2022, which had not been billed as of September 30, 2022; (2) the review of excise tax calculations and preparation of excise tax returns for the calendar year ended December 31, 2022, which also had not been billed as of September 30, 2022; (3) the use of a PFIC database supplied by Ernst & Young for the fiscal year ended September 30, 2021, the excise year ended December 31, 2021 and the semiannual period ended March 31, 2022; the use of a Global Withholding Tax Reporter Database supplied by Ernst & Young for the fiscal year ended September 30, 2022; and EU reclaim filing fees.

The fees shown in the table above for the fiscal year ended September 30, 2021 include fees for (1) the review and preparation of the Funds’ income tax returns for the fiscal year ended September 30, 2021, which had not been billed as of September 30, 2021; (2) the review of excise tax calculations and preparation of excise tax returns for the calendar year ended December 31, 2021, which also had not been billed as of September 30, 2021; (3) the use of a PFIC database supplied by Ernst & Young for the fiscal year ended September 30, 2020, the excise year ended December 31, 2020 and the semiannual period ended March 31, 2021; the use of a Global Withholding Tax Reporter Database supplied by Ernst & Young for the fiscal year ended September 30, 2021; and EU reclaim filing fees.

(d) None.

(e)(1) During its regularly scheduled periodic meetings, the registrant’s audit committee considers any requests to pre-approve any audit, audit-related, tax and other services to be provided by the principal accountants of the registrant. The audit committee has authorized its chair to exercise that authority in the intervals between meetings; and the chair presents any such pre-approvals to the audit committee at its next regularly scheduled meeting. Under paragraph (c)(7)(i)(C) of Rule 2-01 of SEC Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate fees for all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided, 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(e)(2) No services included in Items 4(b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees for the fiscal years ended September 30, 2022 and September 30, 2021 by the registrant’s principal accountant for non-audit services rendered to the registrant are shown in the tables above and described under Items 4(b) – (d) above. For the registrant’s fiscal years ended September 30, 2022 and September 30, 2021, Ernst & Young LLP served as the registrant’s principal accountant and provided no services and billed no fees for non-audit services rendered to the registrant’s adviser or entities controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant.

(h) The audit committee of the registrant’s board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. The provisions of Rule 2-01(c)(7) were effective on May 6, 2003. No such services were rendered on or after May 6, 2003.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Schedule of Investments.

The Schedules of Investments in securities of unaffiliated issuers as of September 30, 2022 are included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

No material changes to report.

Item 11.    Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), that the Disclosure Controls are effectively designed to provide reasonable assurance that the information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.    Exhibits.

(a)	(1)	Code of Ethics for Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1)

	(2)	Certifications of Gregory K. Ramirez, Principal Executive Officer and Shannon K. Jagodinski, Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii)

(b)		Certification of Gregory K. Ramirez, Principal Executive Officer and Shannon K. Jagodinski, Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Artisan Partners Funds, Inc.

By:	/s/ Gregory K. Ramirez
Gregory K. Ramirez
Principal Executive Officer

Date:	December 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gregory K. Ramirez
Gregory K. Ramirez
Principal Executive Officer

Date:	December 8, 2022

By:	/s/ Shannon K. Jagodinski
Shannon K. Jagodinski
Principal Financial Officer

Date:	December 8, 2022